UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	NOVEMBER 30, 2014

Global Allocation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2014
Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGAVX	2.30%(1)	5.54%(1)	1/31/12
Blended Index(2)	—	4.75%	8.20%	—
MSCI All Country World Investable Market Index	—	7.45%	13.49%	—
Barclays Global Aggregate Bond Index	—	0.68%	0.43%	—
Institutional Class	AGANX	2.41%(1)	5.74%(1)	1/31/12
A Class	AGAEX			1/31/12
No sales charge*		1.96%(1)	5.26%(1)
With sales charge*		-3.87%(1)	3.08%(1)
C Class	AGAGX	1.21%(1)	4.47%(1)	1/31/12
R Class	AGAFX	1.80%(1)	5.01%(1)	1/31/12

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)
The blended index combines monthly returns of two widely known indices. The MSCI All Country World Investable Market Index represents 60% of the blended index and the remaining 40% is represented by the Barclays Global Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Investor Class — $11,651**

Blended Index — $12,500

MSCI All Country World Investable Market Index — $14,310

Barclays Global Aggregate Bond Index — $10,122

*From January 31, 2012, the Investor Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.18%	1.98%	2.43%	3.18%	2.68%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

Performance Summary

Global Allocation returned 2.30%* for the fiscal year ended November 30, 2014. By comparison, the fund’s benchmark (a blended index consisting of 60% MSCI All Country World Investable Market Index and 40% Barclays Global Aggregate Bond Index) returned 4.75%. Global equity and fixed income markets generally advanced during the period despite a number of headwinds including muted economic growth rates. U.S.-based investments outperformed their non-U.S. counterparts, producing solid returns, while commodity-, precious metal-, and oil-related holdings declined during the period. The fund’s underperformance can be attributed primarily to asset allocation difference relative to the benchmark such as greater-than-benchmark exposure to commodities- and gold-related investments, which substantially under-performed equities and weighed on relative returns.

Allocation Strategy

Although the fund is not required to allocate its assets in any fixed proportion, during the period its strategic asset target was 41% stocks, 27% bonds, 25% alternative investments (including real estate- and commodity-related investments), and 7% cash-equivalent securities. We make tactical changes around those long-term, strategic weightings when indicated by our independent, quantitative models and our fundamental insights. As a result, the fund’s actual asset weightings will typically vary over time as we make modest tactical adjustments when our quantitative process and fundamental analysis point to an exploitable opportunity.

Our overweight allocation to stocks, with a subsequent underweight to bonds, increased during the period given ongoing economic uncertainty coupled with fluctuating, though historically low, bond yields, which warranted this positioning. We maintained a slight underweight to cash-equivalent instruments and an overweight to alternative investments, including a foreign currency alpha strategy, which was in place for the reporting period. The overall effect of the fund’s tactical positioning benefited returns as stocks outperformed bonds.

Within the stock component, we increased exposure to growth stocks, particularly large- and mid-cap growth holdings, and further scaled back exposure to large-cap value while maintaining an underweight to mid-cap value stocks. We enacted these tactical changes due to our belief that growth equities continue to exhibit favorable earnings yields and lower relative valuation levels, relative to value equities. Late in the period we added overweight exposure to global real estate-related holdings. This positioning among equities bolstered results as the divergence of growth and value stocks reversed during the first half of 2014 and growth outperformed value.

A portion of the growth overweight in our equity exposure was also funded by an underweight to the fund’s high-quality bond segment. This underweight was further increased during the second quarter of 2014 to enact overweight exposure to high-yield bonds given the spread-tightening environment. The fixed-income component’s tactical positioning was less successful given the underperformance of high-yield bonds, particularly during the latter part of the period.

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Equity Component Produced Sizeable Gains

The equity portion of Global Allocation produced notable gains, with each underlying segment advancing during the period. U.S.-based equities outperformed other regions, with the fund’s real estate-related, large-cap growth, and disciplined equity allocations providing the bulk of absolute returns.

On balance, stock selection of the underlying equity segments contributed to overall returns. This was most pronounced in the fund’s non-U.S. equity exposure, which strongly outperformed their underlying benchmarks. Security selection in the global real estate-related allocation was also beneficial. Stock choices in the fund’s mid- and large-cap growth and large-cap value allocations detracted from results.

Fixed-Income Segment Also Advanced

With the exception of non-U.S. bonds, each of the fund’s fixed income segments appreciated during the 12-month period. The fund’s largest fixed-income component, high-quality bonds, was also the leading contributor to results within the segment with both sector allocation and security selection contributing positively. The segment was positioned with an underweight, relative to the underlying benchmark, in Treasuries and government agencies in favor of spread (non-Treasury) sectors, including corporate credit and securitized sectors.

Although non-U.S. bonds generally declined during the latter half of the reporting period amid concerns about lackluster economic growth in Europe and Asia as well as political instability around the globe, successful security selection in the fund’s allocation led to outperformance relative to the underlying benchmark. The fund’s exposure to high-yield corporate bonds advanced, but underperformed their underlying benchmarks, pressuring the fund’s returns.

Alternatives Declined

Although the portfolio’s commodities-related investments, gold, and gold mining stocks declined during the year, a tactical, short-term investment in a global energy sector fund during the second quarter of 2014 bolstered gains. Likewise, a foreign currency alpha strategy was additive to returns.

Outlook

Looking ahead, we believe that economic recovery in the U.S., which is steadily progressing albeit at a slower pace than during prior post-recessionary periods, is likely to continue to outpace growth in other global regions throughout 2015. We expect interest rates and inflation to remain low in the near term, but longer-term increases are likely based on improving economic fundamentals and wage growth. Outside of the U.S., the picture is less rosy. Europe faces possible deflation, Japan has fallen back into a recession, and emerging markets face debt, currency and political challenges. The ongoing softness in global economic growth is leading to muted inflation and a dramatic drop in oil prices, which appear likely to persist in the near term. Given this scenario, we favor stocks over bonds, particularly developed equities. Among bonds, we maintain our bias toward shorter-term, less interest rate-sensitive sectors.

Our broadly-diversified investment approach is well-suited to periods of heightened uncertainty. Because we adhere to a disciplined process, which takes into account the market environment, we believe we are able to capitalize on opportunities presented by market volatility in pursuing risk-adjusted returns for our investors.

6

Fund Characteristics

NOVEMBER 30, 2014
Types of Investments in Portfolio	% of net assets
International Equity Funds	38.1%
Domestic Equity Funds	20.2%
International Fixed Income Funds	13.1%
Exchange-Traded Funds	11.8%
Domestic Fixed Income Funds	11.1%
Cash and Equivalents*	5.7%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1) 6/1/14 - 11/30/14	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2)6/1/14 - 11/30/14	Effective Annualized Expense Ratio(2)
Actual
Investor Class (after waiver)	$1,000	$983.50	$2.19	0.44%	$6.31	1.27%
Investor Class (before waiver)	$1,000	$983.50(3)	$6.81	1.37%	$10.94	2.20%
Institutional Class (after waiver)	$1,000	$984.40	$1.19	0.24%	$5.32	1.07%
Institutional Class (before waiver)	$1,000	$984.40(3)	$5.82	1.17%	$9.95	2.00%
A Class (after waiver)	$1,000	$981.70	$3.43	0.69%	$7.55	1.52%
A Class (before waiver)	$1,000	$981.70(3)	$8.05	1.62%	$12.17	2.45%
C Class (after waiver)	$1,000	$978.10	$7.14	1.44%	$11.26	2.27%
C Class (before waiver)	$1,000	$978.10(3)	$11.75	2.37%	$15.87	3.20%
R Class (after waiver)	$1,000	$980.80	$4.67	0.94%	$8.79	1.77%
R Class (before waiver)	$1,000	$980.80(3)	$9.29	1.87%	$13.41	2.70%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.86	$2.23	0.44%	$6.43	1.27%
Investor Class (before waiver)	$1,000	$1,018.20	$6.93	1.37%	$11.11	2.20%
Institutional Class (after waiver)	$1,000	$1,023.87	$1.22	0.24%	$5.42	1.07%
Institutional Class (before waiver)	$1,000	$1,019.20	$5.92	1.17%	$10.10	2.00%
A Class (after waiver)	$1,000	$1,021.61	$3.50	0.69%	$7.69	1.52%
A Class (before waiver)	$1,000	$1,016.95	$8.19	1.62%	$12.36	2.45%
C Class (after waiver)	$1,000	$1,017.85	$7.28	1.44%	$11.46	2.27%
C Class (before waiver)	$1,000	$1,013.19	$11.96	2.37%	$16.12	3.20%
R Class (after waiver)	$1,000	$1,020.36	$4.76	0.94%	$8.95	1.77%
R Class (before waiver)	$1,000	$1,015.69	$9.45	1.87%	$13.62	2.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2014

	Shares	Value
MUTUAL FUNDS(1) — 82.5%
International Equity Funds — 38.1%
Emerging Markets Fund Institutional Class	343,542	$3,174,325
Global Gold Fund Institutional Class(2)	168,579	1,308,173
Global Real Estate Fund Institutional Class	574,383	7,001,734
International Growth Fund Institutional Class	781,795	10,421,323
		21,905,555
Domestic Equity Funds — 20.2%
Core Equity Plus Fund Institutional Class	216,145	3,484,256
Heritage Fund Institutional Class	71,027	2,024,262
Large Company Value Fund Institutional Class	48,684	437,672
Mid Cap Value Fund Institutional Class	32,555	583,715
Select Fund Institutional Class	57,127	3,632,158
Small Company Fund Institutional Class	110,806	1,433,831
		11,595,894
International Fixed Income Funds — 13.1%
International Bond Fund Institutional Class	561,365	7,505,454
Domestic Fixed Income Funds — 11.1%
Diversified Bond Fund Institutional Class	213,130	2,325,244
High-Yield Fund Institutional Class	670,023	4,040,240
		6,365,484
TOTAL MUTUAL FUNDS (Cost $42,104,967)		47,372,387
EXCHANGE-TRADED FUNDS — 11.8%
iShares S&P GSCI Commodity Indexed Trust(2)	158,669	3,969,900
PowerShares DB Agriculture Fund(2)	54,719	1,397,523
SPDR Gold Shares(2)	6,402	717,728
Sprott Physical Gold Trust(2)	74,298	716,233
TOTAL EXCHANGE-TRADED FUNDS (Cost $8,359,370)		6,801,384
TEMPORARY CASH INVESTMENTS — 3.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.875% - 1.50%, 6/30/16 - 12/31/16, valued at $1,418,511), in a joint trading account at 0.06%, dated 11/28/14, due 12/1/14 (Delivery value $1,390,001)		1,389,994
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.00%, 9/30/16, valued at $567,202), in a joint trading account at 0.02%, dated 11/28/14, due 12/1/14 (Delivery value $555,998)		555,997
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,945,991)		1,945,991
TOTAL INVESTMENT SECURITIES — 97.7% (Cost $52,410,328)		56,119,762
OTHER ASSETS AND LIABILITIES — 2.3%		1,319,395
TOTAL NET ASSETS — 100.0%		$57,439,157

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	110,118	AUD	130,000	Westpac Group	2/12/15	$70
BRL	225,063	USD	84,199	UBS AG	2/12/15	1,464
BRL	225,969	USD	87,402	Westpac Group	2/12/15	(1,395)
USD	85,000	BRL	226,100	UBS AG	2/12/15	(1,057)
USD	84,646	BRL	226,258	UBS AG	2/12/15	(1,472)
CAD	95,703	USD	85,000	Barclays Bank plc	2/12/15	(1,449)
CAD	67,666	USD	60,000	JPMorgan Chase Bank N.A.	2/12/15	(926)
USD	50,000	CAD	56,818	Barclays Bank plc	2/12/15	396
USD	150,043	CAD	170,524	UBS AG	2/12/15	1,171
CHF	67,449	USD	70,000	Barclays Bank plc	2/12/15	(134)
CHF	114,828	USD	120,000	Barclays Bank plc	2/12/15	(1,058)
USD	70,000	CHF	67,767	Barclays Bank plc	2/12/15	(195)
USD	264,203	CHF	254,018	Deutsche Bank	2/12/15	1,084
USD	63	CLP	37,769	UBS AG	2/12/15	1
CNY	1,846,300	USD	299,432	UBS AG	2/12/15	500
USD	190,000	CNY	1,171,958	Westpac Group	2/12/15	(385)
COP	73,779,173	USD	33,828	UBS AG	2/12/15	(770)
COP	182,580,000	USD	85,000	Westpac Group	2/12/15	(3,192)
USD	85,000	COP	184,705,000	UBS AG	2/12/15	2,240
USD	37,180	COP	81,089,994	UBS AG	2/12/15	847
USD	118,346	CZK	2,619,067	Barclays Bank plc	2/12/15	403
EUR	70,000	USD	87,325	Barclays Bank plc	2/12/15	(239)
USD	87,021	EUR	70,000	Barclays Bank plc	2/12/15	(65)
USD	280,822	EUR	224,852	UBS AG	2/12/15	1,087
GBP	70,000	USD	110,452	Barclays Bank plc	2/12/15	(1,166)
GBP	25,000	USD	39,132	Deutsche Bank	2/12/15	(101)
USD	54,727	GBP	35,000	JPMorgan Chase Bank N.A.	2/12/15	84
USD	62,864	GBP	39,963	UBS AG	2/12/15	473
HUF	10,946,655	USD	45,000	Barclays Bank plc	2/12/15	(679)
USD	111	HUF	27,355	Barclays Bank plc	2/12/15	1
IDR	1,167,550,000	USD	95,000	Westpac Group	2/12/15	(760)
USD	80,000	ILS	308,690	Barclays Bank plc	2/12/15	706
USD	123,515	ILS	470,503	Barclays Bank plc	2/12/15	2,656
INR	10,465,375	USD	167,553	Westpac Group	2/12/15	(1,170)
INR	1,228,600	USD	19,670	Westpac Group	2/12/15	(137)
USD	65,000	INR	4,079,400	UBS AG	2/12/15	144
USD	185,510	JPY	21,433,859	Deutsche Bank	2/12/15	4,792
KRW	131,638,122	USD	118,753	Westpac Group	2/12/15	(871)
USD	88,823	KRW	98,459,996	Westpac Group	2/12/15	652
MXN	3,366	USD	247	JPMorgan Chase Bank N.A.	2/12/15	(6)
MYR	302,310	USD	90,000	Westpac Group	2/12/15	(1,537)
MYR	296,433	USD	87,650	Westpac Group	2/12/15	(907)
USD	180,269	MYR	609,670	Westpac Group	2/12/15	1,866
USD	3,605	NOK	24,522	JPMorgan Chase Bank N.A.	2/12/15	118
USD	30,775	NZD	39,277	Westpac Group	2/12/15	179
PLN	33,620	USD	10,000	Barclays Bank plc	2/12/15	(41)
SEK	296,724	USD	40,000	Barclays Bank plc	2/12/15	(199)
USD	110,000	SEK	821,266	Barclays Bank plc	2/12/15	(160)

11

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	108,334	SEK	804,242	Westpac Group	2/12/15	$457
SGD	121,451	USD	94,108	Westpac Group	2/12/15	(1,021)
USD	65,000	SGD	84,308	Barclays Bank plc	2/12/15	381
USD	115,000	SGD	150,234	Barclays Bank plc	2/12/15	(148)
TRY	226,219	USD	98,980	Barclays Bank plc	2/12/15	1,470
USD	135,000	TWD	4,140,450	Westpac Group	2/12/15	1,255
USD	114,469	TWD	3,516,725	Westpac Group	2/12/15	872
ZAR	169,150	USD	15,000	Deutsche Bank	2/12/15	88
ZAR	1,122,793	USD	98,989	Deutsche Bank	2/12/15	1,163
						$5,380

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
COP	-	Colombian Peso
CZK	-	Czech Koruna
EUR	-	Euro
GBP	-	British Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities - affiliated, at value (cost of $42,104,967)	$47,372,387
Investment securities - unaffiliated, at value (cost of $10,305,361)	8,747,375
Total investment securities, at value (cost of $52,410,328)	56,119,762
Cash	1,282,235
Receivable for investments sold	9,842
Receivable for capital shares sold	69,036
Unrealized appreciation on forward foreign currency exchange contracts	26,620
Dividends and interest receivable	22,326
57,529,821

Liabilities
Payable for investments purchased	22,316
Payable for capital shares redeemed	10,281
Unrealized depreciation on forward foreign currency exchange contracts	21,240
Accrued management fees	19,989
Distribution and service fees payable	16,838
90,664

Net Assets	$57,439,157

Net Assets Consist of:
Capital (par value and paid-in surplus)	$52,464,804
Distributions in excess of net investment income	(6,253)
Undistributed net realized gain	1,265,792
Net unrealized appreciation	3,714,814
$57,439,157

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$20,693,920	1,826,830	$11.33
Institutional Class, $0.01 Par Value	$5,741,509	505,393	$11.36
A Class, $0.01 Par Value	$14,306,894	1,268,196	$11.28*
C Class, $0.01 Par Value	$16,343,020	1,465,406	$11.15
R Class, $0.01 Par Value	$353,814	31,484	$11.24
*Maximum offering price $11.97 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Income distributions from affiliated funds	$1,272,034
Interest	542
1,272,576

Expenses:
Management fees	951,089
Distribution and service fees:
A Class	47,586
C Class	182,061
R Class	1,798
Directors' fees and expenses	2,171
Other expenses	1,218
1,185,923
Fees waived	(656,471)
529,452

Net investment income (loss)	743,124

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $1,622,334 from affiliated funds)	1,389,975
Foreign currency transactions	32,873
Capital gain distributions received from affiliated funds	828,103
2,250,951

Change in net unrealized appreciation (depreciation) on:
Investments	(1,413,245)
Translation of assets and liabilities in foreign currencies	5,819
(1,407,426)

Net realized and unrealized gain (loss)	843,525

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,586,649

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$743,124	$620,058
Net realized gain (loss)	2,250,951	(596,186)
Change in net unrealized appreciation (depreciation)	(1,407,426)	4,392,631
Net increase (decrease) in net assets resulting from operations	1,586,649	4,416,503

Distributions to Shareholders
From net investment income:
Investor Class	(378,001)	(205,006)
Institutional Class	(121,144)	(36,193)
A Class	(218,144)	(283,172)
C Class	(50,583)	(59,108)
R Class	(2,803)	(6,223)
From net realized gains:
Investor Class	(57,146)	—
Institutional Class	(15,843)	—
A Class	(41,031)	—
C Class	(35,230)	—
R Class	(697)	—
Decrease in net assets from distributions	(920,622)	(589,702)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(20,027,879)	36,947,446

Net increase (decrease) in net assets	(19,361,852)	40,774,247

Net Assets
Beginning of period	76,801,009	36,026,762
End of period	$57,439,157	$76,801,009

Undistributed (distributions in excess of) net investment income	$(6,253)	$42,778

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Allocation Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), securities and other financial instruments in such varying combinations as permitted under the 1940 Act or any regulations or exemptive relief thereunder. The fund may invest up to 100% of its assets in affiliated and unaffiliated funds (collectively, underlying funds). The fund is diversified as defined under the 1940 Act. The fund will assume the risks associated with the underlying funds. The fund’s investment objective is to seek total return (capital appreciation plus dividend and interest income).

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Expenses — The expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the underlying funds.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three

17

years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 1.36% for the Investor Class, A Class, C Class and R Class and 1.16% for the Institutional Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. From December 1, 2013 through March 31, 2014, the investment advisor voluntarily agreed to waive an additional 0.25% of the fund's management fee. Effective April 1, 2014, the investment advisor reduced the amount of this additional waiver from 0.25% to 0.24% of the fund's management fee. This waiver is expected to continue until March 31, 2015 and cannot be terminated without the approval of the Board of Directors. The total amount of the waivers will not exceed the fund’s management fee. The total amount of the waiver for each class for the year ended November 30, 2014 was $247,707, $60,613, $176,189, $168,631 and $3,331 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended November 30, 2014 was 0.43% for the Investor Class, A Class, C Class and R Class and 0.23% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

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Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 were $31,175,372 and $48,353,848, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	730,131	$8,388,577	3,285,204	$35,479,785
Issued in reinvestment of distributions	38,267	425,917	16,600	176,366
Redeemed	(1,541,629)	(17,439,302)	(1,600,355)	(17,368,383)
	(773,231)	(8,624,808)	1,701,449	18,287,768
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	100,776	1,128,827	741,866	7,939,658
Issued in reinvestment of distributions	12,297	136,987	3,405	36,193
Redeemed	(333,033)	(3,762,644)	(197,526)	(2,137,794)
	(219,960)	(2,496,830)	547,745	5,838,057
A Class/Shares Authorized	50,000,000		50,000,000
Sold	623,012	7,005,144	1,815,370	19,513,902
Issued in reinvestment of distributions	23,152	257,224	25,146	266,721
Redeemed	(1,253,594)	(14,332,957)	(1,783,286)	(19,397,881)
	(607,430)	(7,070,589)	57,230	382,742
C Class/Shares Authorized	10,000,000		10,000,000
Sold	285,967	3,209,439	1,399,867	14,999,380
Issued in reinvestment of distributions	6,522	72,133	5,068	53,483
Redeemed	(456,019)	(5,112,620)	(223,759)	(2,418,274)
	(163,530)	(1,831,048)	1,181,176	12,634,589
R Class/Shares Authorized	10,000,000		50,000,000
Sold	2,293	26,135	9,839	105,834
Issued in reinvestment of distributions	315	3,500	587	6,223
Redeemed	(3,002)	(34,239)	(28,548)	(307,767)
	(394)	(4,604)	(18,122)	(195,710)
Net increase (decrease)	(1,764,545)	$(20,027,879)	3,469,478	$36,947,446

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended November 30, 2014 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Fund	$4,248,622	$679,418	$1,782,212	$42,911	$16,552	$3,174,325
Global Gold Fund(3)	1,474,832	958,942	1,481,773	(476,695)	—	1,308,173
Global Real Estate Fund	7,594,655	2,161,026	3,275,255	151,201	364,675	7,001,734
International Growth Fund	14,310,206	2,294,398	5,317,379	459,753	528,618	10,421,323
Core Equity Plus Fund	5,010,439	2,800,093	4,198,074	542,216	373,510	3,484,256
Heritage Fund	1,030,809	3,100,169	2,138,338	20,690	126,422	2,024,262
Large Company Value Fund	1,857,209	449,899	1,548,687	407,667	18,577	437,672
Mid Cap Value Fund	1,051,640	453,095	827,869	120,465	71,768	583,715
Select Fund	3,559,918	4,408,466	4,726,114	210,191	33,186	3,632,158
Small Company Fund	2,903,769	1,350,577	2,375,180	465,625	5,855	1,433,831
International Bond Fund	9,699,674	1,463,141	3,447,846	(135,234)	131,634	7,505,454
Diversified Bond Fund	5,882,668	1,347,484	5,134,511	(162,525)	153,433	2,325,244
High-Yield Fund	3,855,951	2,170,383	1,843,036	(23,931)	275,907	4,040,240
	$62,480,392	$23,637,091	$38,096,274	$1,622,334	$2,100,137	$47,372,387

(1)	Affiliated fund investments represent Institutional Class. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

7. Investments in Underlying Funds

The fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of the underlying funds’ net assets.

8. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Mutual Funds	$47,372,387	—	—
Exchange-Traded Funds	6,801,384	—	—
Temporary Cash Investments	—	$1,945,991	—
	$54,173,771	$1,945,991	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$26,620	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(21,240)	—

9. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $8,050,390.

The value of foreign currency risk derivative instruments as of November 30, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $26,620 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $21,240 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended November 30, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $32,873 in net realized gain (loss) on foreign currency transactions and $5,819 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

10. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

11. Federal Tax Information

On December 30, 2014, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 29, 2014 of $0.3593 for the Investor Class, Institutional Class, A Class, C Class and R Class.

On December 30, 2014, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 29, 2014:

Investor Class	Institutional Class	A Class	C Class	R Class
$0.1447	$0.1670	$0.1168	$0.0333	$0.0890

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$770,675	$589,702
Long-term capital gains	$149,947	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$53,061,632
Gross tax appreciation of investments	$5,678,845
Gross tax depreciation of investments	(2,620,715)
Net tax appreciation (depreciation) of investments	3,058,130
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(873)
Net tax appreciation (depreciation)	$3,057,257
Undistributed ordinary income	$255,152
Accumulated long-term gains	$1,661,944

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.24	0.16	0.09	0.25	(0.14)	(0.02)	(0.16)	$11.33	2.30%	0.44%	1.37%	1.35%	0.42%	47%	$20,694
2013	$10.65	0.11	0.62	0.73	(0.14)	—	(0.14)	$11.24	7.04%	0.41%	1.37%	1.15%	0.19%	39%	$29,232
2012(4)	$10.00	0.06	0.59	0.65	—	—	—	$10.65	6.40%	0.35%(5)	1.37%(5)	0.69%(5)	(0.33)%(5)	19%	$9,566
Institutional Class
2014	$11.28	0.19	0.08	0.27	(0.17)	(0.02)	(0.19)	$11.36	2.41%	0.24%	1.17%	1.55%	0.62%	47%	$5,742
2013	$10.66	0.11	0.66	0.77	(0.15)	—	(0.15)	$11.28	7.28%	0.21%	1.17%	1.35%	0.39%	39%	$8,179
2012(4)	$10.00	0.08	0.58	0.66	—	—	—	$10.66	6.60%	0.15%(5)	1.17%(5)	0.89%(5)	(0.13)%(5)	19%	$1,894
A Class
2014	$11.20	0.13	0.09	0.22	(0.12)	(0.02)	(0.14)	$11.28	1.96%	0.69%	1.62%	1.10%	0.17%	47%	$14,307
2013	$10.62	0.14	0.57	0.71	(0.13)	—	(0.13)	$11.20	6.78%	0.66%	1.62%	0.90%	(0.06)%	39%	$21,003
2012(4)	$10.00	0.03	0.59	0.62	—	—	—	$10.62	6.20%	0.60%(5)	1.62%(5)	0.44%(5)	(0.58)%(5)	19%	$19,311

24

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$11.07	0.03	0.10	0.13	(0.03)	(0.02)	(0.05)	$11.15	1.21%	1.44%	2.37%	0.35%	(0.58)%	47%	$16,343
2013	$10.55	(0.01)	0.64	0.63	(0.11)	—	(0.11)	$11.07	6.00%	1.41%	2.37%	0.15%	(0.81)%	39%	$18,032
2012(4)	$10.00	(0.04)	0.59	0.55	—	—	—	$10.55	5.50%	1.35%(5)	2.37%(5)	(0.31)%(5)	(1.33)%(5)	19%	$4,726
R Class
2014	$11.15	0.09	0.11	0.20	(0.09)	(0.02)	(0.11)	$11.24	1.80%	0.94%	1.87%	0.85%	(0.08)%	47%	$354
2013	$10.60	0.18	0.49	0.67	(0.12)	—	(0.12)	$11.15	6.42%	0.91%	1.87%	0.65%	(0.31)%	39%	$356
2012(4)	$10.00	0.03	0.57	0.60	—	—	—	$10.60	6.00%	0.85%(5)	1.87%(5)	0.19%(5)	(0.83)%(5)	19%	$530

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	January 31, 2012 (fund inception) through November 30, 2012.

(5)	Annualized.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Allocation Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, brokers, and transfer agent; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Allocation Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

26

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

31

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not

32

use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For corporate taxpayers, the fund hereby designates $143,023, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $101,256 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2014.

The fund hereby designates $315,162, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, the fund intends to pass through to shareholders foreign source income of $251,412 and foreign taxes paid of $39,572, or up to the maximum amount allowable, as a foreign tax credit.  Foreign source income and foreign tax expense per outstanding share on November 30, 2014 are $0.0493 and $0.0078, respectively.

The fund utilized earnings and profits of $265,804 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84134 1501

ANNUAL REPORT	NOVEMBER 30, 2014

Strategic Allocation: Aggressive Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	9.47%	11.39%	7.42%	7.90%	2/15/96
S&P 500 Index	—	16.86%	15.95%	8.06%	8.44%(1)	—
Barclays U.S. Aggregate Bond Index	—	5.27%	4.10%	4.79%	5.73%(1)	—
Barclays U.S. 1–3 Month Treasury Bill Index	—	0.03%	0.07%	1.49%	2.57%(1)	—
Institutional Class	AAAIX	9.62%	11.62%	7.62%	5.59%	8/1/00
A Class(2)	ACVAX					10/2/96
No sales charge*		9.13%	11.10%	7.14%	7.49%
With sales charge*		2.85%	9.80%	6.51%	7.14%
B Class	ALLBX					9/30/04
No sales charge*		8.34%	10.30%	6.34%	6.79%
With sales charge*		4.34%	10.16%	6.34%	6.79%
C Class	ASTAX	8.36%	10.29%	6.36%	6.09%	11/27/01
R Class	AAARX	8.96%	10.87%	—	6.89%	3/31/05
R6 Class	AAAUX	9.82%	—	—	12.17%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Investor Class — $20,457

S&P 500 Index — $21,714

Barclays U.S. Aggregate Bond Index — $15,973

Barclays U.S. 1–3 Month Treasury Bill Index — $11,591

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.15%	0.95%	1.40%	2.15%	2.15%	1.65%	0.80%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

Performance Summary

Strategic Allocation: Aggressive returned 9.47%* for the fiscal year ended November 30, 2014 as global equity and fixed income markets generally advanced during the period.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We maintained a slight overweight allocation to stocks with a subsequent underweight to bonds and cash during the period. Ongoing economic uncertainty coupled with fluctuating, though historically low, bond yields warranted this tactical positioning, which benefited the portfolio.

Within the stock component, we favored large-cap growth stocks over large-cap value given growth equities’ favorable earnings yields and lower relative valuation levels. We retained the portfolio’s overweight exposure to large- and mid-cap growth equities, while bringing back to neutral our small-cap growth allocation. The overall effect of the fund’s tactical positioning among equities was beneficial as the divergence of growth and value stocks reversed during the first half of 2014 and growth outperformed value.

A portion of the growth overweight was also funded by an underweight to the fund’s high-quality bond segment. This underweight was further increased during the second quarter of 2014 to enact an overweight position to high-yield bonds given the spread-tightening environment. The fixed-income component’s tactical positioning was less successful given the underperformance of high-yield bonds, particularly during the latter part of the period.

Equity Component Produced Sizeable Gains

The equity portion of Strategic Allocation: Aggressive produced notable gains, with each underlying segment advancing during the period. U.S.-based equities outperformed other regions, with the fund’s returns led by real estate-related holdings, which advanced nearly 30%. Likewise, mid-cap value and large-cap core equity investments were among the portfolio’s top-performing segments.

On balance, stock selection of the underlying equity segments weighed on overall returns. This was most pronounced in the fund’s mid- and large-cap growth investments, which underperformed their underlying benchmarks. Security selection in the portfolio’s large-cap value and large-cap core equity allocations also detracted from results.

While non-U.S. equity holdings advanced more modestly, successful stock selection, relative to their underlying component benchmarks, contributed to overall gains. Likewise, security selection among the fund’s small-cap growth stocks bolstered returns.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Fixed-Income Segment Also Advanced

Each of Strategic Allocation: Aggressive’s fixed income components appreciated during the 12-month period. The greatest absolute contribution came from the high-quality bond segment, the fund’s largest fixed-income segment. The high-quality bond segment was positioned with an underweight, relative to the underlying benchmark, in Treasuries and government agencies in favor of spread (non-Treasury) sectors, including corporate credit and securitized sectors.

Despite positive absolute returns, the high-quality bond segment underperformed its underlying component benchmark. Security selection within the fund’s high-yield corporate bond allocation also detracted, but the inflation-linked securities segment outperformed its underlying benchmark.

Outlook

Looking ahead, we believe that economic recovery in the U.S., which is progressing albeit at a slower pace than during prior post-recessionary periods, is likely to continue to outpace growth in other global regions throughout 2015. An upward revision in third-quarter gross domestic product (GDP) estimates, improvements in consumer confidence, and rising corporate profits and revenues point to a sustainable rebound, and economic growth is likely to further benefit from the ongoing recovery in the labor and housing markets. We expect interest rates and inflation to remain low in the near term, but longer-term increases are likely based on improving economic fundamentals and wage growth.

Outside of the U.S., the picture is less rosy. Europe faces possible deflation, Japan has fallen back into a recession (two consecutive quarters of negative GDP), and growth in China continues to slow while other emerging markets face debt, currency and political challenges. The ongoing softness in global economic growth is leading to muted inflation and a dramatic drop in oil prices, which appear likely to persist in the near term. On the monetary policy front, while the U.S. and the U.K. prepare for monetary tightening, the rest of the developed world remains in easing mode.

By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class—such as large-cap growth stocks or high-yield corporate bonds—we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of the investing flavor of the month. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

6

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Common Stocks	% of net assets
Apple, Inc.	1.3%
Electronic Arts, Inc.	0.8%
SBA Communications Corp., Class A	0.8%
Johnson & Johnson	0.7%
Visa, Inc., Class A	0.7%
Exxon Mobil Corp.	0.7%
Oracle Corp.	0.6%
Wells Fargo & Co.	0.6%
Gilead Sciences, Inc.	0.6%
Comcast Corp., Class A	0.6%

Geographic Composition of Common Stocks	% of net assets
United States	58.9%
United Kingdom	2.8%
Japan	2.1%
China	2.0%
Other Countries	14.2%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.7 years
Average Duration (effective)	5.0 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	58.9%
Foreign Common Stocks	21.1%
Corporate Bonds	8.0%
U.S. Treasury Securities	5.5%
U.S. Government Agency Mortgage-Backed Securities	2.7%
Collateralized Mortgage Obligations	0.7%
Commercial Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.3%
Municipal Securities	0.3%
Commercial Paper	0.2%
Exchange-Traded Funds	0.2%
Sovereign Governments and Agencies	0.1%
Preferred Stocks	—*
Convertible Preferred Stocks	—*
Temporary Cash Investments	0.4%
Other Assets and Liabilities	1.1%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1)6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,043.10	$5.94	1.16%
Institutional Class	$1,000	$1,044.50	$4.92	0.96%
A Class	$1,000	$1,041.80	$7.22	1.41%
B Class	$1,000	$1,037.60	$11.03	2.16%
C Class	$1,000	$1,038.90	$11.04	2.16%
R Class	$1,000	$1,041.80	$8.50	1.66%
R6 Class	$1,000	$1,045.70	$4.10	0.80%
Hypothetical
Investor Class	$1,000	$1,019.25	$5.87	1.16%
Institutional Class	$1,000	$1,020.26	$4.86	0.96%
A Class	$1,000	$1,018.00	$7.13	1.41%
B Class	$1,000	$1,014.24	$10.91	2.16%
C Class	$1,000	$1,014.24	$10.91	2.16%
R Class	$1,000	$1,016.75	$8.39	1.66%
R6 Class	$1,000	$1,021.06	$4.05	0.80%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2014

	Shares/ Principal Amount	Value
COMMON STOCKS — 80.0%
Aerospace and Defense — 2.8%
AAR Corp.	1,199	$30,730
American Science & Engineering, Inc.	2,160	105,581
B/E Aerospace, Inc.(1)	16,528	1,287,035
BAE Systems plc	31,674	238,023
Boeing Co. (The)	44,502	5,979,289
Esterline Technologies Corp.(1)	14,680	1,744,424
Exelis, Inc.	24,893	446,581
Honeywell International, Inc.	43,200	4,279,824
Huntington Ingalls Industries, Inc.	5,320	579,720
KEYW Holding Corp. (The)(1)	992	10,724
Lockheed Martin Corp.	31,086	5,954,834
Northrop Grumman Corp.	2,039	287,356
Raytheon Co.	37,190	3,968,173
Rockwell Collins, Inc.	1,606	137,361
Teledyne Technologies, Inc.(1)	382	40,840
Textron, Inc.	17,345	751,385
United Technologies Corp.	30,096	3,312,968
Vectrus, Inc.(1)	894	25,265
Zodiac Aerospace	55,130	1,826,895
		31,007,008
Air Freight and Logistics — 0.3%
Sinotrans Ltd., H Shares	1,277,000	963,276
United Parcel Service, Inc., Class B	18,040	1,982,957
		2,946,233
Airlines — 0.8%
Alaska Air Group, Inc.	22,598	1,333,960
International Consolidated Airlines Group SA(1)	223,330	1,595,949
Pegasus Hava Tasimaciligi AS(1)	26,710	389,576
Ryanair Holdings plc ADR(1)	14,601	918,257
Southwest Airlines Co.	42,308	1,769,320
Spirit Airlines, Inc.(1)	40,146	3,319,673
		9,326,735
Auto Components — 0.7%
American Axle & Manufacturing Holdings, Inc.(1)	5,092	108,663
Autoliv, Inc.	2,196	217,316
BorgWarner, Inc.	39,993	2,262,004
Continental AG	4,287	901,949
Cooper Tire & Rubber Co.	842	28,569
Dana Holding Corp.	1,903	40,344
Delphi Automotive plc	11,880	866,646

10

	Shares/ Principal Amount	Value
Hota Industrial Manufacturing Co. Ltd.	261,000	$475,657
Magna International, Inc.	11,490	1,236,899
Stoneridge, Inc.(1)	2,639	28,660
Superior Industries International, Inc.	3,155	57,169
Tower International, Inc.(1)	1,811	46,235
Valeo SA	8,740	1,075,364
		7,345,475
Automobiles — 1.0%
Brilliance China Automotive Holdings Ltd.	542,000	923,921
Daimler AG	15,970	1,346,366
Ford Motor Co.	59,600	937,508
Fuji Heavy Industries Ltd.	59,100	2,149,634
Great Wall Motor Co. Ltd., H Shares	179,500	904,993
Harley-Davidson, Inc.	17,210	1,199,193
Suzuki Motor Corp.	52,900	1,670,796
Tata Motors Ltd.	71,668	616,145
Tata Motors Ltd. ADR	16,384	748,093
Tesla Motors, Inc.(1)	3,429	838,459
		11,335,108
Banks — 5.6%
Alior Bank SA(1)	21,730	510,132
Bank of America Corp.	120,120	2,046,845
Bank of Hawaii Corp.	5,395	310,914
Bank of Ireland(1)	3,563,773	1,462,353
Bank of the Ozarks, Inc.	3,560	128,872
Bankia SA(1)	1,004,730	1,761,558
BankUnited, Inc.	6,381	192,706
Barclays plc	231,020	884,631
BB&T Corp.	7,250	272,527
BOK Financial Corp.	4,650	299,692
Capitec Bank Holdings Ltd.	29,070	830,148
Cathay General Bancorp	2,889	73,323
Citigroup, Inc.	16,556	893,527
Comerica, Inc.	3,152	146,915
Commerce Bancshares, Inc.	14,993	641,998
Commercial International Bank Egypt S.A.E.	113,760	785,973
Commonwealth Bank of Australia	19,147	1,315,105
Credicorp Ltd.	7,994	1,324,286
Cullen/Frost Bankers, Inc.	3,774	281,767
Eagle Bancorp, Inc.(1)	2,119	72,724
East West Bancorp, Inc.	35,321	1,298,753
F.N.B. Corp.	4,698	59,148
Fifth Third Bancorp	40,750	819,890
First Horizon National Corp.	4,583	58,479
First Interstate Bancsystem, Inc.	2,074	58,321
First NBC Bank Holding Co.(1)	1,771	64,464

11

	Shares/ Principal Amount	Value
FirstMerit Corp.	3,647	$65,245
Fulton Financial Corp.	5,355	63,939
HDFC Bank Ltd.	71,887	1,108,801
Heritage Financial Corp.	1,403	23,753
Home Bancshares, Inc.	3,550	112,428
IBERIABANK Corp.	1,226	80,082
ICICI Bank Ltd. ADR	44,040	2,593,516
Industrial & Commercial Bank of China Ltd., H Shares	1,758,770	1,192,886
ING Groep NV CVA(1)	121,100	1,773,854
Intesa Sanpaolo SpA	358,460	1,104,512
Itau Unibanco Holding SA ADR	154,570	2,327,824
JPMorgan Chase & Co.	86,841	5,224,355
Kasikornbank PCL NVDR	110,500	831,232
KBC Groep NV(1)	18,610	1,064,468
KeyCorp	56,860	767,610
Lakeland Financial Corp.	761	30,128
M&T Bank Corp.	5,569	701,805
MB Financial, Inc.	1,331	41,926
Mitsubishi UFJ Financial Group, Inc.	116,000	670,702
OFG Bancorp	5,614	83,873
Park Sterling Corp.	3,559	25,411
PNC Financial Services Group, Inc. (The)	23,510	2,056,420
Popular, Inc.(1)	1,246	40,669
PrivateBancorp, Inc.	942	29,626
Prosperity Bancshares, Inc.	699	39,270
PT Bank Mandiri (Persero) Tbk	1,140,300	983,420
PT Bank Rakyat Indonesia (Persero) Tbk	821,100	775,416
Qatar National Bank SAQ	7,430	466,808
Renasant Corp.	1,617	45,567
Royal Bank of Scotland Group plc(1)	332,700	2,054,284
ServisFirst Bancshares, Inc.	2,538	80,201
Shinhan Financial Group Co. Ltd.	15,570	697,028
Signature Bank(1)	11,836	1,435,352
Skandinaviska Enskilda Banken AB, A Shares	156,620	2,068,929
Southside Bancshares, Inc.	1,617	52,278
SunTrust Banks, Inc.	80,590	3,166,381
SVB Financial Group(1)	14,087	1,481,248
TCF Financial Corp.	2,342	36,348
Texas Capital Bancshares, Inc.(1)	1,879	103,589
U.S. Bancorp	41,320	1,826,344
UniCredit SpA	140,090	1,035,589
Valley National Bancorp	11,876	115,672
ViewPoint Financial Group, Inc.	501	11,944
Wells Fargo & Co.	125,286	6,825,581
Westamerica Bancorp	9,386	456,160
		62,367,525

12

	Shares/ Principal Amount	Value
Beverages — 1.3%
Anheuser-Busch InBev NV	17,078	$2,005,918
Boston Beer Co., Inc. (The), Class A(1)	169	44,442
Brown-Forman Corp., Class B	21,214	2,058,819
Coca-Cola Co. (The)	3,149	141,170
Constellation Brands, Inc., Class A(1)	34,080	3,285,312
Dr Pepper Snapple Group, Inc.	23,507	1,739,518
PepsiCo, Inc.	55,273	5,532,827
		14,808,006
Biotechnology — 2.6%
ACADIA Pharmaceuticals, Inc.(1)	1,920	57,350
Acceleron Pharma, Inc.(1)	323	12,513
Acorda Therapeutics, Inc.(1)	1,237	45,089
Agios Pharmaceuticals, Inc.(1)	290	29,235
Alexion Pharmaceuticals, Inc.(1)	24,080	4,693,192
Amgen, Inc.	20,801	3,438,613
Arena Pharmaceuticals, Inc.(1)	6,672	27,956
ARIAD Pharmaceuticals, Inc.(1)	5,036	35,806
Biogen Idec, Inc.(1)	14,857	4,571,350
BioMarin Pharmaceutical, Inc.(1)	11,043	990,778
Celgene Corp.(1)	12,330	1,401,798
Celldex Therapeutics, Inc.(1)	2,366	47,983
Cepheid, Inc.(1)	1,617	89,064
Clovis Oncology, Inc.(1)	813	38,683
CSL Ltd.	28,372	1,993,383
Dyax Corp.(1)	4,056	56,946
Exact Sciences Corp.(1)	2,154	53,462
Gilead Sciences, Inc.(1)	67,152	6,736,689
Halozyme Therapeutics, Inc.(1)	3,327	29,211
ImmunoGen, Inc.(1)	2,873	29,563
Incyte Corp.(1)	14,325	1,082,254
Ironwood Pharmaceuticals, Inc.(1)	3,114	43,098
Isis Pharmaceuticals, Inc.(1)	2,417	125,176
Keryx Biopharmaceuticals, Inc.(1)	2,449	38,939
Ligand Pharmaceuticals, Inc., Class B(1)	571	30,748
Momenta Pharmaceuticals, Inc.(1)	1,027	12,047
Naturalendo Tech Co. Ltd.(1)	10,092	487,316
Neurocrine Biosciences, Inc.(1)	2,307	45,979
Novavax, Inc.(1)	7,335	39,169
NPS Pharmaceuticals, Inc.(1)	2,289	75,949
Opko Health, Inc.(1)	5,368	44,984
PDL BioPharma, Inc.	4,366	36,063
Portola Pharmaceuticals, Inc.(1)	1,164	32,732
Puma Biotechnology, Inc.(1)	409	92,851
Raptor Pharmaceutical Corp.(1)	1,245	11,977
Receptos, Inc.(1)	454	61,426

13

	Shares/ Principal Amount	Value
Regeneron Pharmaceuticals, Inc.(1)	5,683	$2,364,753
Sangamo Biosciences, Inc.(1)	2,156	26,044
Sarepta Therapeutics, Inc.(1)	1,210	20,497
Synageva BioPharma Corp.(1)	564	45,797
United Therapeutics Corp.(1)	810	107,382
		29,203,845
Building Products — 0.4%
American Woodmark Corp.(1)	538	21,429
Apogee Enterprises, Inc.	3,334	150,797
Continental Building Products, Inc.(1)	3,585	59,869
Daikin Industries Ltd.	22,300	1,479,278
Fortune Brands Home & Security, Inc.	25,007	1,123,314
Insteel Industries, Inc.	2,727	59,530
Lennox International, Inc.	12,862	1,204,784
Masco Corp.	27,010	653,642
NCI Building Systems, Inc.(1)	5,901	110,113
Nortek, Inc.(1)	150	11,960
Trex Co., Inc.(1)	2,866	120,773
		4,995,489
Capital Markets — 1.7%
Affiliated Managers Group, Inc.(1)	14,787	3,010,485
Ameriprise Financial, Inc.	10,520	1,386,220
Ares Management LP	4,878	79,024
BlackRock, Inc.	1,390	499,121
Credit Suisse Group AG	44,980	1,201,949
Evercore Partners, Inc., Class A	2,607	131,654
Franklin Resources, Inc.	62,621	3,560,630
Goldman Sachs Group, Inc. (The)	6,990	1,316,986
HFF, Inc., Class A	2,632	90,751
Invesco Ltd.	96,194	3,882,390
LPL Financial Holdings, Inc.	10,506	448,291
Morgan Stanley	2,450	86,191
Northern Trust Corp.	22,981	1,556,503
State Street Corp.	14,424	1,106,754
T. Rowe Price Group, Inc.	6,285	524,609
Waddell & Reed Financial, Inc.	13,514	649,753
		19,531,311
Chemicals — 1.8%
Akzo Nobel NV	22,826	1,576,959
Albemarle Corp.	6,020	355,421
Axalta Coating Systems Ltd.(1)	9,921	236,120
Cabot Corp.	16,949	730,163
Chemtura Corp.(1)	2,651	61,768
Dow Chemical Co. (The)	62,425	3,038,225
E.I. du Pont de Nemours & Co.	16,631	1,187,453
Eastman Chemical Co.	14,399	1,193,965
14

	Shares/ Principal Amount	Value
Flotek Industries, Inc.(1)	1,545	$30,097
Givaudan SA	840	1,497,004
Hawkins, Inc.	733	28,910
Innophos Holdings, Inc.	1,951	105,510
International Flavors & Fragrances, Inc.	2,456	248,473
Johnson Matthey plc	33,914	1,761,904
Kronos Worldwide, Inc.	1,018	13,244
LSB Industries, Inc.(1)	2,488	82,278
LyondellBasell Industries NV, Class A	7,400	583,564
Minerals Technologies, Inc.	156	11,580
Mosaic Co. (The)	8,534	390,601
PolyOne Corp.	2,844	106,081
PPG Industries, Inc.	11,030	2,413,585
Sensient Technologies Corp.	352	20,750
Sherwin-Williams Co. (The)	12,625	3,091,357
Sika AG	256	974,456
Trecora Resources(1)	3,164	38,886
Tronox Ltd., Class A	4,479	101,001
Westlake Chemical Corp.	10,113	643,187
		20,522,542
Commercial Services and Supplies — 0.5%
ADT Corp. (The)	18,610	650,233
Cintas Corp.	2,202	161,076
Civeo Corp.	1,233	11,615
Clean Harbors, Inc.(1)	7,082	331,083
HNI Corp.	1,698	79,704
KAR Auction Services, Inc.	28,738	995,772
Multi-Color Corp.	4,404	241,515
Pitney Bowes, Inc.	13,353	328,751
Republic Services, Inc.	38,601	1,528,986
Stericycle, Inc.(1)	8,643	1,114,256
Tyco International plc	11,001	471,943
Waste Management, Inc.	2,877	140,196
		6,055,130
Communications Equipment — 1.2%
ARRIS Group, Inc.(1)	25,834	769,078
Aruba Networks, Inc.(1)	1,099	20,562
Cisco Systems, Inc.	173,143	4,785,673
CommScope Holding Co., Inc.(1)	2,084	46,265
Harris Corp.	3,847	275,714
Infinera Corp.(1)	5,195	70,808
Palo Alto Networks, Inc.(1)	12,361	1,520,403
Polycom, Inc.(1)	4,697	61,859
QUALCOMM, Inc.	83,349	6,076,142
Riverbed Technology, Inc.(1)	4,715	97,483
		13,723,987

15

	Shares/ Principal Amount	Value
Construction and Engineering — 0.4%
Boskalis Westminster NV	20,180	$1,132,314
Great Lakes Dredge & Dock Corp.(1)	4,999	37,892
Hyundai Development Co-Engineering & Construction	27,810	891,065
Larsen & Toubro Ltd.	18,640	492,426
Northwest Pipe Co.(1)	1,307	43,183
Promotora y Operadora de Infraestructura SAB de CV(1)	45,360	564,983
Quanta Services, Inc.(1)	38,143	1,163,361
		4,325,224
Construction Materials — 0.4%
Caesarstone Sdot-Yam Ltd.	1,961	121,582
Cemex Latam Holdings SA(1)	72,640	553,640
Cemex SAB de CV ADR(1)	220,199	2,754,689
Headwaters, Inc.(1)	9,675	135,450
Titan Cement Co. SA	16,240	384,891
		3,950,252
Consumer Finance — 0.4%
Capital One Financial Corp.	20,140	1,675,648
Cash America International, Inc.	25,644	625,970
Discover Financial Services	28,065	1,839,661
Enova International, Inc.(1)	6,034	138,721
Synchrony Financial(1)	6,180	179,282
		4,459,282
Containers and Packaging — 0.4%
Ball Corp.	39,953	2,679,648
Bemis Co., Inc.	12,048	481,197
Berry Plastics Group, Inc.(1)	6,211	179,746
Graphic Packaging Holding Co.(1)	19,943	248,291
Sonoco Products Co.	28,449	1,195,427
		4,784,309
Distributors — 0.2%
Core-Mark Holding Co., Inc.	975	58,607
LKQ Corp.(1)	93,029	2,702,493
		2,761,100
Diversified Consumer Services — 0.4%
Estacio Participacoes SA	40,000	437,330
Grand Canyon Education, Inc.(1)	1,215	55,489
H&R Block, Inc.	41,506	1,396,262
Kroton Educacional SA	256,976	1,776,208
Liberty Tax, Inc.(1)	1,772	67,522
Nord Anglia Education, Inc.(1)	5,079	84,057
Sotheby's	1,338	54,069
Steiner Leisure, Ltd.(1)	2,039	90,266
		3,961,203

16

	Shares/ Principal Amount	Value
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	11,379	$1,691,943
Chailease Holding Co. Ltd.	240,000	616,528
Compass Diversified Holdings	3,398	58,955
MarketAxess Holdings, Inc.	1,556	102,027
ORIX Corp.	117,200	1,545,522
PHH Corp.(1)	1,549	35,875
Voya Financial, Inc.	27,633	1,157,270
		5,208,120
Diversified Telecommunication Services — 0.3%
AT&T, Inc.	13,210	467,370
BT Group plc	191,900	1,229,565
CenturyLink, Inc.	10,755	438,482
Thaicom PCL	616,400	694,588
Verizon Communications, Inc.	13,156	665,562
		3,495,567
Electric Utilities — 0.6%
ALLETE, Inc.	1,775	90,472
Cleco Corp.	548	29,444
Edison International	11,894	755,983
El Paso Electric Co.	1,351	51,108
Entergy Corp.	15,841	1,329,060
Great Plains Energy, Inc.	20,857	545,828
Northeast Utilities	4,554	230,615
Portland General Electric Co.	1,608	59,287
PPL Corp.	24,290	863,024
Southern Co. (The)	7,926	375,930
UIL Holdings Corp.	534	21,253
Westar Energy, Inc.	31,261	1,221,992
Xcel Energy, Inc.	41,841	1,420,083
		6,994,079
Electrical Equipment — 0.8%
Acuity Brands, Inc.	8,833	1,220,721
Eaton Corp. plc	12,090	820,065
Emerson Electric Co.	30,135	1,921,106
Generac Holdings, Inc.(1)	22,796	988,890
GrafTech International Ltd.(1)	6,437	26,263
Nidec Corp.	39,000	2,586,093
Rockwell Automation, Inc.	3,131	361,349
Schneider Electric SE	17,997	1,468,021
		9,392,508
Electronic Equipment, Instruments and Components — 0.9%
Belden, Inc.	1,247	91,068
Cognex Corp.(1)	1,542	62,775
FEI Co.	680	58,235

17

	Shares/ Principal Amount	Value
Hon Hai Precision Industry Co. Ltd.	170,360	$533,966
Ingram Micro, Inc., Class A(1)	2,307	63,281
Keyence Corp.	5,100	2,355,069
Keysight Technologies, Inc.(1)	2,864	100,813
Largan Precision Co. Ltd.	11,000	847,726
LG Display Co. Ltd.(1)	31,900	977,486
Littelfuse, Inc.	1,711	164,478
Methode Electronics, Inc.	3,381	131,014
Murata Manufacturing Co. Ltd.	12,500	1,350,398
Park Electrochemical Corp.	952	23,419
TE Connectivity Ltd.	43,898	2,818,252
TPK Holding Co. Ltd.	58,000	372,954
TTM Technologies, Inc.(1)	3,529	23,856
Vishay Intertechnology, Inc.	815	11,304
		9,986,094
Energy Equipment and Services — 0.9%
Baker Hughes, Inc.	35,057	1,998,249
Cameron International Corp.(1)	6,969	357,370
Forum Energy Technologies, Inc.(1)	1,334	32,029
Halliburton Co.	24,520	1,034,744
Matrix Service Co.(1)	1,421	30,012
National Oilwell Varco, Inc.	37,150	2,490,536
Patterson-UTI Energy, Inc.	51,479	910,664
RigNet, Inc.(1)	1,331	54,504
Sapurakencana Petroleum Bhd	541,900	448,579
Schlumberger Ltd.	23,384	2,009,855
Weatherford International plc(1)	41,049	537,742
		9,904,284
Food and Staples Retailing — 1.7%
BIM Birlesik Magazalar AS	38,581	857,973
Carrefour SA	27,313	864,172
Costco Wholesale Corp.	18,219	2,589,284
CP ALL PCL	376,800	504,925
CVS Health Corp.	60,506	5,527,828
Kroger Co. (The)	19,358	1,158,383
Magnit PJSC GDR	31,610	1,828,639
Seven & I Holdings Co. Ltd.	31,200	1,163,610
Sysco Corp.	21,942	883,385
United Natural Foods, Inc.(1)	13,354	1,004,087
Village Super Market, Inc., Class A	1,211	29,076
Wal-Mart Stores, Inc.	15,430	1,350,742
Weis Markets, Inc.	511	23,567
Whole Foods Market, Inc.	24,350	1,193,881
		18,979,552
Food Products — 2.2%
Archer-Daniels-Midland Co.	35,562	1,873,406
Associated British Foods plc	48,701	2,436,552

18

	Shares/ Principal Amount	Value
BRF SA ADR	26,130	$679,641
Bunge Ltd.	13,315	1,208,603
Campbell Soup Co.	6,650	301,112
ConAgra Foods, Inc.	21,267	776,671
Danone SA	2,143	151,223
General Mills, Inc.	7,948	419,257
Hain Celestial Group, Inc. (The)(1)	15,458	1,750,155
Hershey Co. (The)	34,922	3,501,978
Ingredion, Inc.	14,032	1,167,883
J&J Snack Foods Corp.	1,186	124,589
J.M. Smucker Co. (The)	4,625	474,386
Kellogg Co.	4,852	321,445
Kraft Foods Group, Inc.	5,249	315,832
Mead Johnson Nutrition Co.	15,593	1,619,177
Mondelez International, Inc., Class A	9,156	358,915
Nestle SA	38,840	2,916,266
Pilgrim's Pride Corp.(1)	28,800	930,240
Pinnacle Foods, Inc.	5,322	181,108
Sanderson Farms, Inc.	8,708	755,942
Snyders-Lance, Inc.	687	20,802
TreeHouse Foods, Inc.(1)	1,450	117,378
Ulker Biskuvi Sanayi AS	74,750	561,954
Universal Robina Corp.	254,800	1,107,037
WhiteWave Foods Co., Class A(1)	26,923	986,190
		25,057,742
Gas Utilities — 0.3%
Atmos Energy Corp.	10,005	537,268
ENN Energy Holdings Ltd.	68,000	415,615
Infraestructura Energetica Nova SAB de CV	124,510	730,854
Laclede Group, Inc. (The)	17,131	869,056
New Jersey Resources Corp.	5,823	337,152
ONE Gas, Inc.	1,111	43,129
Questar Corp.	948	22,742
South Jersey Industries, Inc.	411	23,460
Southwest Gas Corp.	206	11,925
WGL Holdings, Inc.	431	21,063
		3,012,264
Health Care Equipment and Supplies — 2.6%
Abaxis, Inc.	661	37,941
Abbott Laboratories	36,380	1,619,274
Becton Dickinson and Co.	12,137	1,703,185
Boston Scientific Corp.(1)	21,589	277,850
C.R. Bard, Inc.	14,591	2,441,804
Cantel Medical Corp.	959	41,755
CareFusion Corp.(1)	11,181	661,580
Cie Generale d'Optique Essilor International SA	8,268	928,360

19

	Shares/ Principal Amount	Value
Coloplast A/S, B Shares	10,520	$911,580
Cooper Cos., Inc. (The)	6,156	1,039,748
Cyberonics, Inc.(1)	731	38,926
DENTSPLY International, Inc.	26,221	1,441,631
DexCom, Inc.(1)	1,649	84,858
Ginko International Co. Ltd.	51,000	566,072
Globus Medical, Inc.(1)	1,680	38,707
GN Store Nord A/S	63,260	1,351,109
Haemonetics Corp.(1)	3,831	141,479
HeartWare International, Inc.(1)	421	30,956
Hill-Rom Holdings, Inc.	503	23,017
Insulet Corp.(1)	1,375	64,061
Integra LifeSciences Holdings Corp.(1)	485	23,881
Intuitive Surgical, Inc.(1)	3,325	1,721,585
Masimo Corp.(1)	1,397	36,671
Medtronic, Inc.	76,752	5,669,670
Mettler-Toledo International, Inc.(1)	3,164	927,875
Neogen Corp.(1)	974	43,158
NuVasive, Inc.(1)	2,759	121,203
Orthofix International NV(1)	778	21,722
Smith & Nephew plc	80,280	1,391,910
St. Jude Medical, Inc.	18,992	1,290,696
STERIS Corp.	1,841	117,364
Stryker Corp.	3,806	353,616
Teleflex, Inc.	27,654	3,294,974
Utah Medical Products, Inc.	1,326	77,001
West Pharmaceutical Services, Inc.	1,533	79,731
Zimmer Holdings, Inc.	2,681	301,050
		28,916,000
Health Care Providers and Services — 1.6%
Acadia Healthcare Co., Inc.(1)	947	58,724
Adeptus Health, Inc., Class A(1)	2,196	66,846
Aetna, Inc.	25,222	2,200,367
Air Methods Corp.(1)	925	41,052
AmerisourceBergen Corp.	26,857	2,445,330
AMN Healthcare Services, Inc.(1)	3,812	65,261
Anthem, Inc.	9,020	1,153,748
Cardinal Health, Inc.	26,729	2,196,857
Catamaran Corp.(1)	12,210	621,977
Chemed Corp.	431	47,457
Cigna Corp.	2,897	298,072
ExamWorks Group, Inc.(1)	6,141	241,648
Express Scripts Holding Co.(1)	25,315	2,104,942
Hanger, Inc.(1)	2,358	50,579
HCA Holdings, Inc.(1)	22,490	1,567,328
HealthSouth Corp.	2,237	92,008

20

	Shares/ Principal Amount	Value
Humana, Inc.	2,852	$393,490
LifePoint Hospitals, Inc.(1)	11,955	827,167
Magellan Health, Inc.(1)	436	26,679
Molina Healthcare, Inc.(1)	830	42,430
MWI Veterinary Supply, Inc.(1)	312	50,987
National Healthcare Corp.	408	24,582
Owens & Minor, Inc.	718	24,563
Patterson Cos., Inc.	7,210	347,378
Quest Diagnostics, Inc.	25,727	1,680,230
Team Health Holdings, Inc.(1)	29,228	1,670,673
WellCare Health Plans, Inc.(1)	562	41,442
		18,381,817
Health Care Technology — 0.1%
Cerner Corp.(1)	15,941	1,026,600
HMS Holdings Corp.(1)	2,262	47,185
MedAssets, Inc.(1)	4,755	91,962
Medidata Solutions, Inc.(1)	1,732	73,974
Omnicell, Inc.(1)	1,079	34,744
		1,274,465
Hotels, Restaurants and Leisure — 2.0%
Accor SA	27,070	1,276,899
Alsea SAB de CV(1)	132,384	409,136
Brinker International, Inc.	5,345	301,084
Buffalo Wild Wings, Inc.(1)	518	88,169
Carnival Corp.	9,665	426,806
Carnival plc	30,020	1,322,333
Chipotle Mexican Grill, Inc.(1)	6,499	4,312,866
ClubCorp Holdings, Inc.	2,376	46,831
Dave & Buster's Entertainment, Inc.(1)	1,711	39,216
Dunkin' Brands Group, Inc.	18,224	881,130
Fiesta Restaurant Group, Inc.(1)	1,261	70,692
Galaxy Entertainment Group Ltd.	138,000	942,213
Hilton Worldwide Holdings, Inc.(1)	14,996	393,195
International Game Technology	15,177	258,464
La Quinta Holdings, Inc.(1)	35,230	775,765
Las Vegas Sands Corp.	12,520	797,399
Marriott International, Inc., Class A	33,254	2,620,083
MGM Resorts International(1)	42,275	964,293
OPAP SA	41,200	516,400
Panera Bread Co., Class A(1)	6,509	1,089,607
Papa John's International, Inc.	6,366	335,997
Papa Murphy's Holdings, Inc.(1)	3,303	33,129
Peak Resorts, Inc.(1)	1,790	15,913
Red Robin Gourmet Burgers, Inc.(1)	1,357	91,394
Royal Caribbean Cruises Ltd.	15,116	1,114,654
SeaWorld Entertainment, Inc.	12,103	201,999

21

	Shares/ Principal Amount	Value
Vail Resorts, Inc.	1,865	$163,449
Whitbread plc	26,441	1,894,469
Wyndham Worldwide Corp.	8,811	734,485
		22,118,070
Household Durables — 0.8%
Cavco Industries, Inc.(1)	997	73,908
Century Communities, Inc.(1)	1,277	22,105
Coway Co. Ltd.	8,980	700,277
D.R. Horton, Inc.	7,855	200,224
Electrolux AB	50,020	1,486,536
Haier Electronics Group Co. Ltd.	285,000	795,622
Harman International Industries, Inc.	14,276	1,549,374
Lennar Corp., Class A	4,026	190,188
Libbey, Inc.(1)	1,102	33,115
Mohawk Industries, Inc.(1)	5,207	799,743
Newell Rubbermaid, Inc.	19,983	725,583
Panasonic Corp.	112,200	1,448,397
Toll Brothers, Inc.(1)	4,842	169,422
Whirlpool Corp.	6,040	1,124,467
		9,318,961
Household Products — 0.9%
Central Garden and Pet Co.(1)	3,000	24,750
Church & Dwight Co., Inc.	24,870	1,907,778
Energizer Holdings, Inc.	11,618	1,510,572
Kimberly-Clark Corp.	15,112	1,761,908
LG Household & Health Care Ltd.	980	551,054
Procter & Gamble Co. (The)	9,113	824,089
Reckitt Benckiser Group plc	26,320	2,160,427
Unicharm Corp.	45,300	1,036,769
		9,777,347
Industrial Conglomerates — 0.6%
3M Co.	27,615	4,420,885
General Electric Co.	40,671	1,077,375
Koninklijke Philips Electronics NV	29,773	897,950
		6,396,210
Insurance — 2.2%
ACE Ltd.	4,473	511,443
Aflac, Inc.	4,102	245,012
Allied World Assurance Co. Holdings Ltd.	1,369	51,611
Allstate Corp. (The)	43,276	2,949,259
American Equity Investment Life Holding Co.	542	14,634
American International Group, Inc.	52,562	2,880,398
Amtrust Financial Services, Inc.	24,250	1,244,510
Argo Group International Holdings Ltd.	842	47,522
Arthur J Gallagher & Co.	3,580	171,661
Aspen Insurance Holdings Ltd.	20,332	899,284

22

	Shares/ Principal Amount	Value
Baldwin & Lyons, Inc., Class B	2,522	$64,437
BB Seguridade Participacoes SA	64,000	820,079
Brown & Brown, Inc.	8,710	280,462
Chubb Corp. (The)	3,764	387,880
CNO Financial Group, Inc.	2,430	42,136
Discovery Holdings Ltd.	92,445	930,731
Endurance Specialty Holdings Ltd.	1,257	74,138
Hanover Insurance Group, Inc. (The)	14,419	1,027,786
HCC Insurance Holdings, Inc.	10,854	576,022
Infinity Property & Casualty Corp.	301	21,871
MetLife, Inc.	23,408	1,301,719
PartnerRe Ltd.	1,548	180,357
Ping An Insurance Group Co., H Shares	145,500	1,220,435
Platinum Underwriters Holdings Ltd.	258	19,136
Powszechny Zaklad Ubezpieczen SA	5,085	725,317
Principal Financial Group, Inc.	7,050	375,554
Prudential Financial, Inc.	16,560	1,407,269
Prudential plc	72,080	1,742,877
Reinsurance Group of America, Inc.	5,958	510,720
RenaissanceRe Holdings Ltd.	12,302	1,204,612
Selective Insurance Group, Inc.	919	24,602
St. James's Place plc	104,434	1,295,219
Symetra Financial Corp.	1,098	24,881
Travelers Cos., Inc. (The)	10,995	1,148,428
United Fire Group, Inc.	930	25,919
Unum Group	11,079	368,044
Validus Holdings Ltd.	603	25,025
		24,840,990
Internet and Catalog Retail — 1.0%
Ctrip.com International Ltd. ADR(1)	13,010	703,581
Expedia, Inc.	40,469	3,525,255
Priceline Group, Inc. (The)(1)	1,340	1,554,655
Rakuten, Inc.	89,896	1,210,830
Shutterfly, Inc.(1)	990	42,332
TripAdvisor, Inc.(1)	27,085	1,994,810
Vipshop Holdings Ltd. ADR(1)	79,980	1,828,343
		10,859,806
Internet Software and Services — 2.5%
Alibaba Group Holding Ltd. ADR(1)	15,547	1,735,667
Baidu, Inc. ADR(1)	7,320	1,794,205
comScore, Inc.(1)	2,917	128,260
Cornerstone OnDemand, Inc.(1)	840	26,687
CoStar Group, Inc.(1)	16,464	2,803,161
Cvent, Inc.(1)	2,322	62,508
eBay, Inc.(1)	32,684	1,793,698
Envestnet, Inc.(1)	3,470	177,490

23

	Shares/ Principal Amount	Value
Everyday Health, Inc.(1)	1,845	$23,874
Facebook, Inc., Class A(1)	55,681	4,326,414
Google, Inc., Class A(1)	8,309	4,562,306
LinkedIn Corp., Class A(1)	12,910	2,921,146
Pandora Media, Inc.(1)	48,403	951,603
Q2 Holdings, Inc.(1)	4,318	80,272
Qihoo 360 Technology Co. Ltd. ADR(1)	7,700	572,341
Shutterstock, Inc.(1)	3,360	252,605
Tencent Holdings Ltd.	263,500	4,213,146
VeriSign, Inc.(1)	15,864	953,426
Yelp, Inc.(1)	21,045	1,201,459
		28,580,268
IT Services — 2.3%
Alliance Data Systems Corp.(1)	23,279	6,654,768
Amdocs Ltd.	15,890	774,558
Cielo SA	41,500	698,493
Cognizant Technology Solutions Corp., Class A(1)	19,201	1,036,662
EVERTEC, Inc.	6,612	145,728
Fidelity National Information Services, Inc.	5,908	361,511
Fiserv, Inc.(1)	21,643	1,547,258
FleetCor Technologies, Inc.(1)	407	61,819
HCL Technologies Ltd.	36,390	974,827
Heartland Payment Systems, Inc.	1,778	96,937
International Business Machines Corp.	15,033	2,437,902
MoneyGram International, Inc.(1)	3,290	28,360
SYKES Enterprises, Inc.(1)	337	7,808
Tata Consultancy Services Ltd.	28,990	1,234,720
Teradata Corp.(1)	21,101	952,499
VeriFone Systems, Inc.(1)	1,067	38,049
Virtusa Corp.(1)	3,946	158,116
Visa, Inc., Class A	29,462	7,606,794
WEX, Inc.(1)	1,367	154,580
Wirecard AG	27,144	1,151,963
		26,123,352
Leisure Products — 0.2%
Brunswick Corp.	4,225	209,898
Malibu Boats, Inc.(1)	1,787	33,452
Mattel, Inc.	8,578	270,636
Polaris Industries, Inc.	11,666	1,828,179
		2,342,165
Life Sciences Tools and Services — 0.4%
Agilent Technologies, Inc.	5,152	220,196
Bio-Rad Laboratories, Inc., Class A(1)	1,994	236,867
Charles River Laboratories International, Inc.(1)	1,194	77,312
Illumina, Inc.(1)	14,558	2,778,977
INC Research Holdings, Inc., Class A(1)	289	7,049

24

	Shares/ Principal Amount	Value
PAREXEL International Corp.(1)	1,049	$61,377
Waters Corp.(1)	9,847	1,141,267
		4,523,045
Machinery — 2.6%
Albany International Corp., Class A	3,019	112,820
Briggs & Stratton Corp.	1,522	30,516
Caterpillar, Inc.	46,884	4,716,531
CSR Corp. Ltd., H Shares	1,133,000	1,152,686
Dynamic Materials Corp.	2,718	43,597
EnPro Industries, Inc.(1)	958	61,810
FANUC Corp.	4,600	775,740
Flowserve Corp.	38,928	2,291,691
Global Brass & Copper Holdings, Inc.	8,591	105,240
Hiwin Technologies Corp.	43,190	362,853
Ingersoll-Rand plc	54,631	3,445,031
Kadant, Inc.	805	32,120
Kennametal, Inc.	1,060	39,029
Komatsu Ltd.	35,800	847,692
Kubota Corp.	85,000	1,328,181
Middleby Corp.(1)	34,994	3,346,826
Mueller Water Products, Inc., Class A	18,764	178,070
Oshkosh Corp.	12,322	559,419
Parker-Hannifin Corp.	26,052	3,361,490
Rexnord Corp.(1)	1,606	44,245
Snap-On, Inc.	6,629	897,103
Stanley Black & Decker, Inc.	9,842	929,479
WABCO Holdings, Inc.(1)	20,968	2,151,736
Wabtec Corp.	13,810	1,222,047
Weir Group plc (The)	34,790	1,019,455
		29,055,407
Media — 1.8%
Charter Communications, Inc., Class A(1)	15,156	2,571,973
Comcast Corp., Class A	118,068	6,734,599
Cumulus Media, Inc., Class A(1)	22,993	91,742
Cyfrowy Polsat SA	27,872	204,579
DIRECTV(1)	1,877	164,632
Entercom Communications Corp., Class A(1)	6,596	70,050
Entravision Communications Corp., Class A	44,925	290,216
Harte-Hanks, Inc.	781	4,780
John Wiley & Sons, Inc., Class A	1,911	114,125
Journal Communications, Inc., Class A(1)	1,828	18,152
Markit Ltd.(1)	10,784	274,237
Naspers Ltd., N Shares	6,653	861,431
Nexstar Broadcasting Group, Inc., Class A	1,323	67,883
Scripps Networks Interactive, Inc., Class A	11,277	881,523
Sirius XM Holdings, Inc.(1)	292,653	1,062,330

25

	Shares/ Principal Amount	Value
Time Warner Cable, Inc.	8,080	$1,206,182
Time Warner, Inc.	20,254	1,724,020
Townsquare Media, Inc.(1)	1,253	15,637
Viacom, Inc., Class B	10,071	761,670
Walt Disney Co. (The)	39,023	3,610,018
		20,729,779
Metals and Mining — 0.5%
AM Castle & Co.(1)	3,592	27,012
BHP Billiton Ltd.	22,452	590,708
Compass Minerals International, Inc.	1,020	88,791
Constellium NV, Class A(1)	7,334	115,511
Grupo Mexico SAB de CV	194,830	639,375
Haynes International, Inc.	1,289	57,863
Horsehead Holding Corp.(1)	11,968	186,940
MMC Norilsk Nickel OJSC ADR	21,070	374,203
Newmont Mining Corp.	13,391	246,394
Nucor Corp.	7,748	415,525
Rio Tinto plc	47,031	2,198,363
United States Steel Corp.	7,940	264,799
		5,205,484
Multi-Utilities — 0.1%
Ameren Corp.	6,197	267,153
Avista Corp.	1,541	53,088
Black Hills Corp.	611	33,000
Consolidated Edison, Inc.	4,816	304,130
NorthWestern Corp.	6,657	354,352
PG&E Corp.	9,496	479,548
		1,491,271
Multiline Retail — 1.0%
Burlington Stores, Inc.(1)	13,339	595,853
Dillard's, Inc., Class A	9,479	1,117,385
Dollar Tree, Inc.(1)	9,790	669,244
Kohl's Corp.	21,520	1,283,022
Lojas Americanas SA Preference Shares	60,500	396,548
Macy's, Inc.	81,447	5,286,725
PT Matahari Department Store Tbk	621,500	763,889
SACI Falabella	43,585	314,115
Target Corp.	11,318	837,532
		11,264,313
Oil, Gas and Consumable Fuels — 3.3%
Aegean Marine Petroleum Network, Inc.	4,053	39,517
Alon USA Energy, Inc.	2,852	39,814
Antero Midstream Partners LP(1)	3,119	86,365
Antero Resources Corp.(1)	30,218	1,417,829
Apache Corp.	8,745	560,467
Ardmore Shipping Corp.	5,373	54,858

26

	Shares/ Principal Amount	Value
BG Group plc	93,666	$1,317,049
Cabot Oil & Gas Corp.	23,908	789,920
California Resources Corp.(1)(2)	4,116	33,134
Carrizo Oil & Gas, Inc.(1)	2,283	90,087
Chevron Corp.	35,436	3,857,917
CNOOC Ltd.	672,000	982,622
Concho Resources, Inc.(1)	28,369	2,702,147
ConocoPhillips	19,548	1,291,536
Delek US Holdings, Inc.	866	25,893
Devon Energy Corp.	7,881	464,743
EOG Resources, Inc.	16,526	1,433,135
Exxon Mobil Corp.	81,106	7,343,337
Goodrich Petroleum Corp.(1)	4,235	25,622
Gulfport Energy Corp.(1)	16,103	768,596
Imperial Oil Ltd.	43,849	1,901,210
Magnum Hunter Resources Corp.(1)	19,637	78,548
Murphy Oil Corp.	1,621	78,489
Noble Energy, Inc.	2,767	136,081
Nordic American Tanker Shipping Ltd.	2,190	19,622
Northern Tier Energy LP	2,906	69,395
NovaTek OAO GDR	4,352	411,264
Oasis Petroleum, Inc.(1)	31,449	578,033
Occidental Petroleum Corp.	23,241	1,853,935
Pacific Coast Oil Trust	1,673	13,585
PDC Energy, Inc.(1)	455	13,427
Phillips 66	18,169	1,326,700
Sasol Ltd.	13,620	568,117
Scorpio Tankers, Inc.	5,334	44,006
Southwestern Energy Co.(1)	4,491	144,520
Statoil ASA	52,800	997,228
Total SA	28,500	1,594,370
Total SA ADR	22,700	1,262,801
Ultrapar Participacoes SA	26,400	561,890
Valero Energy Corp.	29,160	1,417,468
Western Refining, Inc.	533	21,912
Williams Partners LP	4,758	246,179
		36,663,368
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	290	19,215
International Paper Co.	10,940	588,791
KapStone Paper and Packaging Corp.(1)	3,569	106,606
		714,612
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	21,870	1,621,442
Hypermarcas SA(1)	79,600	538,749
		2,160,191

27

	Shares/ Principal Amount	Value
Pharmaceuticals — 4.0%
AbbVie, Inc.	36,258	$2,509,054
Actavis plc(1)	7,701	2,083,968
Akorn, Inc.(1)	1,653	66,236
Aspen Pharmacare Holdings Ltd.	29,709	1,073,035
AVANIR Pharmaceuticals, Inc.(1)	4,168	62,186
Bayer AG	17,510	2,633,422
BioDelivery Sciences International, Inc.(1)	1,265	19,418
Catalent, Inc.(1)	16,872	485,745
Endo International plc(1)	25,915	1,896,200
Hospira, Inc.(1)	3,717	221,682
Jazz Pharmaceuticals plc(1)	4,975	881,023
Johnson & Johnson	75,160	8,136,070
Lannett Co., Inc.(1)	817	40,139
Medicines Co. (The)(1)	1,582	42,413
Merck & Co., Inc.	74,029	4,471,352
Nektar Therapeutics(1)	2,530	42,175
Novartis AG	29,108	2,816,660
Novo Nordisk A/S, B Shares	21,790	993,782
Ono Pharmaceutical Co. Ltd.	9,600	821,598
Pacira Pharmaceuticals, Inc.(1)	776	72,890
Pfizer, Inc.	97,930	3,050,519
Roche Holding AG	14,218	4,258,410
Salix Pharmaceuticals Ltd.(1)	12,853	1,319,875
Shire plc	21,790	1,551,019
Teva Pharmaceutical Industries Ltd. ADR	33,498	1,908,716
Zoetis, Inc.	77,310	3,473,538
		44,931,125
Professional Services — 0.5%
Adecco SA	25,641	1,800,509
CDI Corp.	3,311	56,883
Huron Consulting Group, Inc.(1)	1,500	103,740
Intertek Group plc	21,870	797,658
Kforce, Inc.	4,019	93,803
Korn/Ferry International(1)	3,041	82,563
Manpowergroup, Inc.	11,588	774,774
Nielsen NV	44,449	1,856,635
On Assignment, Inc.(1)	1,832	56,297
		5,622,862
Real Estate Investment Trusts (REITs) — 2.6%
Acadia Realty Trust	9,708	310,268
Alexandria Real Estate Equities, Inc.	7,753	666,138
American Campus Communities, Inc.	998	39,920
Annaly Capital Management, Inc.	13,811	159,103
Apartment Investment & Management Co., Class A	12,406	462,123
Apollo Commercial Real Estate Finance, Inc.	2,963	49,423

28

	Shares/ Principal Amount	Value
Armada Hoffler Properties, Inc.	4,877	$46,283
Associated Estates Realty Corp.	2,155	48,315
AvalonBay Communities, Inc.	5,936	954,449
BioMed Realty Trust, Inc.	1,638	35,135
Blackstone Mortgage Trust, Inc., Class A	979	27,960
Boston Properties, Inc.	7,839	1,016,248
Brixmor Property Group, Inc.	17,970	434,515
Campus Crest Communities, Inc.	8,960	68,813
Capstead Mortgage Corp.	2,991	38,913
CBL & Associates Properties, Inc.	1,455	28,300
Chatham Lodging Trust	2,065	55,259
Chimera Investment Corp.	6,731	22,751
Colony Financial, Inc.	1,271	31,203
Corporate Office Properties Trust	11,460	322,141
Corrections Corp. of America	20,215	732,794
CubeSmart	11,027	237,522
DCT Industrial Trust, Inc.	6,473	220,923
DDR Corp.	17,053	312,581
DiamondRock Hospitality Co.	2,085	31,129
Duke Realty Corp.	29,951	582,247
Education Realty Trust, Inc.	14,504	168,827
Empire State Realty Trust, Inc.	16,568	277,680
EPR Properties	680	38,073
Equity One, Inc.	10,872	263,429
Equity Residential	9,819	695,578
Essex Property Trust, Inc.	2,938	594,681
Excel Trust, Inc.	3,419	44,823
Extra Space Storage, Inc.	8,222	487,318
First Industrial Realty Trust, Inc.	1,484	29,457
General Growth Properties, Inc.	31,136	833,199
Geo Group, Inc. (The)	8,423	339,363
Hatteras Financial Corp.	2,424	46,444
HCP, Inc.	8,210	367,808
Health Care REIT, Inc.	13,280	978,205
Healthcare Realty Trust, Inc.	1,000	26,410
Healthcare Trust of America, Inc., Class A	21,117	269,453
Hersha Hospitality Trust	2,589	19,184
Highwoods Properties, Inc.	872	37,635
Hospitality Properties Trust	6,778	207,407
Host Hotels & Resorts, Inc.	98,625	2,292,045
Hudson Pacific Properties, Inc.	7,559	212,559
Kilroy Realty Corp.	7,943	545,525
Kimco Realty Corp.	18,649	474,617
Kite Realty Group Trust	15,657	427,123
LaSalle Hotel Properties	7,576	305,843
Lexington Realty Trust	5,316	58,476

29

	Shares/ Principal Amount	Value
Macerich Co. (The)	3,400	$268,872
Mack-Cali Realty Corp.	1,411	27,119
Medical Properties Trust, Inc.	3,533	48,967
MFA Financial, Inc.	6,745	56,523
National Retail Properties, Inc.	7,230	278,572
New Residential Investment Corp.	2,360	30,586
Outfront Media, Inc.	1,514	40,969
Pebblebrook Hotel Trust	12,900	556,893
Pennsylvania Real Estate Investment Trust	1,559	36,434
PennyMac Mortgage Investment Trust	2,011	43,578
Piedmont Office Realty Trust, Inc., Class A	32,580	612,504
Post Properties, Inc.	1,888	110,599
Potlatch Corp.	4,193	174,219
ProLogis, Inc.	26,887	1,136,782
Public Storage	5,691	1,067,802
Rayonier, Inc.	14,876	405,817
Realty Income Corp.	3,686	171,252
Regency Centers Corp.	6,045	371,647
Rexford Industrial Realty, Inc.	1,493	22,679
RLJ Lodging Trust	12,208	402,009
Rouse Properties, Inc.	3,276	59,918
Sabra Health Care REIT, Inc.	924	26,158
Simon Property Group, Inc.	11,744	2,123,315
SL Green Realty Corp.	5,105	592,895
Summit Hotel Properties, Inc.	4,378	50,785
Sun Communities, Inc.	1,921	113,128
Sunstone Hotel Investors, Inc.	2,227	35,654
Taubman Centers, Inc.	3,751	298,167
Two Harbors Investment Corp.	6,209	65,257
UDR, Inc.	15,129	465,671
Urstadt Biddle Properties, Inc., Class A	2,894	64,189
Ventas, Inc.	9,378	670,996
Vornado Realty Trust	8,572	956,292
Washington Real Estate Investment Trust	1,692	45,464
Weyerhaeuser Co.	20,313	717,252
WP Carey, Inc.	1,270	86,538
		29,211,120
Real Estate Management and Development — 0.4%
China Overseas Land & Investment Ltd.	266,000	799,175
Daito Trust Construction Co. Ltd.	10,800	1,219,054
Forest City Enterprises, Inc., Class A(1)	9,653	208,408
Howard Hughes Corp. (The)(1)	1,129	164,879
Jones Lang LaSalle, Inc.	15,439	2,248,845
		4,640,361
Road and Rail — 1.0%
Canadian Pacific Railway Ltd., New York Shares	15,600	3,013,296

30

	Shares/ Principal Amount	Value
Celadon Group, Inc.	1,183	$26,073
CJ Korea Express Co. Ltd.(1)	6,760	1,198,917
Heartland Express, Inc.	9,725	258,004
Kansas City Southern	15,238	1,812,408
Marten Transport Ltd.	1,902	40,893
Roadrunner Transportation Systems, Inc.(1)	4,109	92,494
Saia, Inc.(1)	2,777	154,040
Swift Transportation Co.(1)	3,452	100,350
Union Pacific Corp.	34,718	4,054,021
Werner Enterprises, Inc.	11,320	351,146
		11,101,642
Semiconductors and Semiconductor Equipment — 2.5%
Applied Materials, Inc.	91,026	2,189,175
ASML Holding NV	24,055	2,540,358
Avago Technologies Ltd.	33,455	3,124,697
Broadcom Corp., Class A	72,202	3,114,072
Cavium, Inc.(1)	1,623	91,862
Exar Corp.(1)	8,302	75,797
Fairchild Semiconductor International, Inc.(1)	4,138	66,746
Formfactor, Inc.(1)	9,526	76,589
Intel Corp.	87,078	3,243,656
Kulicke & Soffa Industries, Inc.(1)	3,990	55,780
Lam Research Corp.	6,212	513,360
M/A-COM Technology Solutions Holdings, Inc.(1)	2,681	66,569
Maxim Integrated Products, Inc.	8,970	265,243
MediaTek, Inc.	50,000	751,272
Microchip Technology, Inc.	33,988	1,534,558
MKS Instruments, Inc.	2,883	105,057
Nanometrics, Inc.(1)	3,625	53,795
NXP Semiconductor NV(1)	44,878	3,491,957
Photronics, Inc.(1)	11,317	102,079
RF Micro Devices, Inc.(1)	11,224	163,983
Semtech Corp.(1)	2,241	57,056
SK Hynix, Inc.(1)	8,580	372,101
Synaptics, Inc.(1)	1,087	68,470
Taiwan Semiconductor Manufacturing Co. Ltd.	724,425	3,312,259
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	46,774	1,097,786
Teradyne, Inc.	30,409	603,619
Texas Instruments, Inc.	11,177	608,252
Xilinx, Inc.	15,907	722,814
		28,468,962
Software — 3.1%
Aspen Technology, Inc.(1)	4,471	168,736
AVG Technologies NV(1)	971	19,070
BroadSoft, Inc.(1)	2,500	67,425
Compuware Corp.	2,161	22,302

31

	Shares/ Principal Amount	Value
Electronic Arts, Inc.(1)	207,918	$9,133,838
ePlus, Inc.(1)	1,044	71,869
FireEye, Inc.(1)	1,551	46,980
Intuit, Inc.	64,650	6,068,696
Manhattan Associates, Inc.(1)	3,140	124,218
Mentor Graphics Corp.	6,820	151,472
Microsoft Corp.	123,957	5,926,384
Monotype Imaging Holdings, Inc.	3,705	102,406
NetSuite, Inc.(1)	19,199	2,030,294
Oracle Corp.	162,550	6,893,746
Splunk, Inc.(1)	32,531	2,182,830
Synopsys, Inc.(1)	22,690	984,519
Ultimate Software Group, Inc.(1)	547	80,540
Verint Systems, Inc.(1)	2,447	147,285
Workday, Inc.(1)	10,127	881,555
		35,104,165
Specialty Retail — 2.5%
Advance Auto Parts, Inc.	10,169	1,495,657
AutoZone, Inc.(1)	6,838	3,950,381
Bed Bath & Beyond, Inc.(1)	33,662	2,469,781
Boot Barn Holdings, Inc.(1)	1,019	22,010
Brown Shoe Co., Inc.	3,154	103,325
Cabela's, Inc.(1)	904	49,033
CST Brands, Inc.	1,662	72,563
Destination Maternity Corp.	2,400	38,472
Foot Locker, Inc.	12,512	716,813
GameStop Corp., Class A	3,400	128,554
Gap, Inc. (The)	36,293	1,437,203
Inditex SA	48,525	1,412,824
Kirkland's, Inc.(1)	4,466	97,002
Lithia Motors, Inc., Class A	887	65,203
Lowe's Cos., Inc.	55,289	3,529,097
MarineMax, Inc.(1)	883	16,344
Mr Price Group Ltd.	46,360	988,673
Nitori Holdings Co. Ltd.	13,500	748,263
O'Reilly Automotive, Inc.(1)	12,689	2,318,788
Office Depot, Inc.(1)	3,480	23,072
Penske Automotive Group, Inc.	1,672	79,169
Restoration Hardware Holdings, Inc.(1)	13,013	1,099,208
Ross Stores, Inc.	16,784	1,535,400
Signet Jewelers Ltd.	17,014	2,228,153
TJX Cos., Inc. (The)	37,108	2,455,065
Tractor Supply Co.	19,657	1,512,213
		28,592,266
Technology Hardware, Storage and Peripherals — 2.0%
Apple, Inc.	125,405	14,914,417

32

	Shares/ Principal Amount	Value
EMC Corp.	26,523	$804,973
Hewlett-Packard Co.	52,762	2,060,884
Nimble Storage, Inc.(1)	3,573	94,220
Samsung Electronics Co. Ltd.	1,590	1,846,951
SanDisk Corp.	4,431	458,431
Silicon Graphics International Corp.(1)	7,410	71,210
Super Micro Computer, Inc.(1)	2,928	97,444
Western Digital Corp.	24,482	2,528,256
		22,876,786
Textiles, Apparel and Luxury Goods — 1.2%
Burberry Group plc	59,269	1,527,540
Culp, Inc.	3,619	67,820
Hanesbrands, Inc.	19,595	2,267,533
Kate Spade & Co.(1)	31,578	1,011,443
Luxottica Group SpA	27,647	1,478,240
Michael Kors Holdings Ltd.(1)	9,718	745,468
Movado Group, Inc.	2,961	85,070
Pandora A/S	31,590	2,803,331
Ralph Lauren Corp.	1,602	296,210
Shenzhou International Group Holdings Ltd.	251,000	835,021
Skechers U.S.A., Inc., Class A(1)	2,356	144,682
Under Armour, Inc., Class A(1)	26,901	1,950,053
		13,212,411
Thrifts and Mortgage Finance — 0.1%
Astoria Financial Corp.	3,063	40,524
Capitol Federal Financial, Inc.	8,158	102,138
Dime Community Bancshares, Inc.	3,108	47,086
EverBank Financial Corp.	34,112	642,670
Oritani Financial Corp.	3,929	57,167
People's United Financial, Inc.	28,907	427,245
Radian Group, Inc.	2,038	34,748
		1,351,578
Tobacco — 0.4%
Altria Group, Inc.	11,700	588,042
ITC Ltd.	128,329	750,990
Japan Tobacco, Inc.	23,000	736,702
Philip Morris International, Inc.	31,996	2,781,412
		4,857,146
Trading Companies and Distributors — 0.5%
Applied Industrial Technologies, Inc.	2,154	101,001
Ashtead Group plc	152,332	2,507,914
Bunzl plc	35,210	982,265
Daewoo International Corp.	24,310	750,397
H&E Equipment Services, Inc.	4,213	147,455
Kaman Corp.	654	25,728
United Rentals, Inc.(1)	4,490	508,762
		5,023,522

33

	Shares/ Principal Amount	Value
Transportation Infrastructure — 0.1%
TAV Havalimanlari Holding AS	88,170	$754,133
Water Utilities†
Artesian Resources Corp., Class A	1,386	29,771
Wireless Telecommunication Services — 1.2%
Axiata Group Bhd	351,400	733,447
Bharti Infratel Ltd.	143,811	695,591
China Mobile Ltd.	130,000	1,601,689
MTN Group Ltd.	37,080	730,467
PT Tower Bersama Infrastructure Tbk	1,056,000	815,536
RingCentral, Inc., Class A(1)	6,183	77,782
Rogers Communications, Inc., Class B	7,622	305,080
SBA Communications Corp., Class A(1)	69,428	8,447,305
		13,406,897
TOTAL COMMON STOCKS (Cost $695,000,027)		899,361,642
CORPORATE BONDS — 8.0%
Aerospace and Defense — 0.1%
B/E Aerospace, Inc., 5.25%, 4/1/22	$190,000	211,850
L-3 Communications Corp., 4.75%, 7/15/20	80,000	87,163
Lockheed Martin Corp., 4.25%, 11/15/19	90,000	98,895
Raytheon Co., 2.50%, 12/15/22	10,000	9,808
TransDigm, Inc., 6.00%, 7/15/22	130,000	131,950
United Technologies Corp., 6.05%, 6/1/36	116,000	151,872
		691,538
Auto Components†
Allison Transmission, Inc., 7.125%, 5/15/19(3)	150,000	158,250
Dana Holding Corp., 6.75%, 2/15/21	65,000	69,388
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	50,000	53,875
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	135,000	146,812
UCI International, Inc., 8.625%, 2/15/19	75,000	72,375
		500,700
Automobiles — 0.1%
American Honda Finance Corp., 1.50%, 9/11/17(3)	30,000	30,207
American Honda Finance Corp., 2.125%, 10/10/18	50,000	50,892
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	345,000	367,425
Daimler Finance North America LLC, 2.625%, 9/15/16(3)	50,000	51,420
Ford Motor Co., 4.75%, 1/15/43	30,000	31,214
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	80,000	87,639
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	130,000	151,539
General Motors Co., 3.50%, 10/2/18	125,000	128,750
General Motors Financial Co., Inc., 3.25%, 5/15/18	125,000	127,344
		1,026,430
Banks — 0.5%
Bank of America Corp., 4.50%, 4/1/15	130,000	131,710
Bank of America Corp., 3.75%, 7/12/16	100,000	104,248

34

	Shares/ Principal Amount	Value
Bank of America Corp., 6.50%, 8/1/16	$10,000	$10,863
Bank of America Corp., 5.75%, 12/1/17	140,000	156,025
Bank of America Corp., 5.70%, 1/24/22	170,000	198,318
Bank of America Corp., MTN, 4.00%, 4/1/24	30,000	31,457
Bank of America Corp., MTN, 4.20%, 8/26/24	80,000	81,873
Bank of America Corp., MTN, 5.00%, 1/21/44	40,000	44,129
Bank of America N.A., 5.30%, 3/15/17	510,000	552,660
Bank of Nova Scotia, 2.55%, 1/12/17	80,000	82,613
Barclays Bank plc, 7.625%, 11/21/22	100,000	110,563
BB&T Corp., MTN, 3.20%, 3/15/16	105,000	108,090
BB&T Corp., MTN, 2.05%, 6/19/18	40,000	40,447
Capital One Financial Corp., 1.00%, 11/6/15	40,000	40,090
Citigroup, Inc., 5.50%, 2/15/17	80,000	86,833
Citigroup, Inc., 1.75%, 5/1/18	160,000	159,558
Citigroup, Inc., 4.50%, 1/14/22	240,000	263,098
Citigroup, Inc., 4.05%, 7/30/22	30,000	31,298
Citigroup, Inc., 3.75%, 6/16/24	80,000	82,476
Citigroup, Inc., 6.00%, 10/31/33	60,000	69,923
Citigroup, Inc., 6.68%, 9/13/43	20,000	25,464
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	50,000	53,480
Fifth Third Bancorp, 4.30%, 1/16/24	40,000	42,024
HSBC Holdings plc, 5.10%, 4/5/21	70,000	79,647
HSBC Holdings plc, 4.00%, 3/30/22	30,000	32,188
JPMorgan Chase & Co., 6.00%, 1/15/18	480,000	542,462
JPMorgan Chase & Co., 4.625%, 5/10/21	30,000	33,219
JPMorgan Chase & Co., 3.25%, 9/23/22	40,000	40,613
JPMorgan Chase & Co., 3.625%, 5/13/24	110,000	113,215
JPMorgan Chase & Co., 3.875%, 9/10/24	70,000	70,930
KeyCorp, MTN, 2.30%, 12/13/18	80,000	80,754
KFW, 2.00%, 6/1/16	160,000	163,861
KFW, 2.00%, 10/4/22	50,000	49,558
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(3)	245,000	263,988
Regions Bank, 6.45%, 6/26/37	175,000	216,753
Regions Financial Corp., 5.75%, 6/15/15	70,000	71,640
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17	300,000	317,625
Royal Bank of Scotland Group plc, VRN, 7.65%, 9/30/31	125,000	146,875
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	110,000	114,725
SunTrust Banks, Inc., 3.60%, 4/15/16	29,000	30,118
U.S. Bancorp, 3.44%, 2/1/16	70,000	72,002
U.S. Bancorp, MTN, 3.00%, 3/15/22	50,000	50,949
U.S. Bancorp, MTN, 2.95%, 7/15/22	20,000	19,908
U.S. Bancorp, MTN, 3.60%, 9/11/24	90,000	91,976
Wells Fargo & Co., 3.68%, 6/15/16	90,000	93,982
Wells Fargo & Co., 4.125%, 8/15/23	100,000	105,395
Wells Fargo & Co., MTN, 2.10%, 5/8/17	10,000	10,238
Wells Fargo & Co., MTN, 4.60%, 4/1/21	100,000	111,240

35

	Shares/ Principal Amount	Value
Wells Fargo & Co., MTN, 4.10%, 6/3/26	$70,000	$71,989
Wells Fargo & Co., MTN, 4.65%, 11/4/44	30,000	30,711
		5,533,801
Beverages†
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	180,000	219,940
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	130,000	126,748
Coca-Cola Co. (The), 1.80%, 9/1/16	100,000	102,109
		448,797
Biotechnology†
Amgen, Inc., 2.125%, 5/15/17	120,000	122,085
Amgen, Inc., 4.10%, 6/15/21	40,000	42,864
Amgen, Inc., 5.375%, 5/15/43	70,000	79,506
Celgene Corp., 3.25%, 8/15/22	40,000	40,440
Celgene Corp., 3.625%, 5/15/24	50,000	50,932
Gilead Sciences, Inc., 4.40%, 12/1/21	40,000	44,200
		380,027
Building Products†
Masco Corp., 6.125%, 10/3/16	100,000	107,125
Masco Corp., 5.95%, 3/15/22	115,000	127,362
USG Corp., 8.375%, 10/15/18(3)	100,000	104,950
		339,437
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	50,000	53,094
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	190,000	215,046
Dresdner Funding Trust I, 8.15%, 6/30/31(3)	200,000	239,000
Jefferies Group, Inc., 5.125%, 4/13/18	70,000	76,240
		583,380
Chemicals — 0.1%
Ashland, Inc., 4.75%, 8/15/22	195,000	196,950
Dow Chemical Co. (The), 2.50%, 2/15/16	60,000	61,286
Dow Chemical Co. (The), 4.25%, 11/15/20	70,000	75,846
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43	20,000	19,721
Eastman Chemical Co., 2.70%, 1/15/20	60,000	60,776
Eastman Chemical Co., 3.60%, 8/15/22	80,000	82,064
Ecolab, Inc., 4.35%, 12/8/21	30,000	32,997
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	175,000	165,812
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 6.625%, 4/15/20	125,000	121,562
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	50,000	41,250
Huntsman International LLC, 8.625%, 3/15/21	50,000	54,500
Ineos Finance plc, 8.375%, 2/15/19(3)	100,000	107,125
Ineos Finance plc, 7.50%, 5/1/20(3)	125,000	131,719
Mosaic Co. (The), 4.25%, 11/15/23	50,000	52,476
Mosaic Co. (The), 5.625%, 11/15/43	40,000	45,717
WR Grace & Co-Conn, 5.125%, 10/1/21(3)	110,000	114,400
		1,364,201
36

	Shares/ Principal Amount	Value
Commercial Services and Supplies — 0.1%
ACCO Brands Corp., 6.75%, 4/30/20	$30,000	$32,175
ADT Corp. (The), 6.25%, 10/15/21	180,000	189,000
Ceridian LLC, 8.875%, 7/15/19(3)	175,000	195,125
Clean Harbors, Inc., 5.25%, 8/1/20	110,000	111,650
Covanta Holding Corp., 5.875%, 3/1/24	145,000	149,350
Envision Healthcare Corp., 5.125%, 7/1/22(3)	200,000	202,500
Iron Mountain, Inc., 8.375%, 8/15/21	42,000	43,733
Iron Mountain, Inc., 5.75%, 8/15/24	155,000	157,906
Modular Space Corp., 10.25%, 1/31/19(3)	150,000	151,125
Pitney Bowes, Inc., 4.625%, 3/15/24	60,000	61,456
Republic Services, Inc., 3.55%, 6/1/22	100,000	103,037
ServiceMaster Co. LLC (The), 8.00%, 2/15/20	120,000	127,800
		1,524,857
Communications Equipment — 0.2%
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20(3)	465,000	484,762
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	125,000	122,344
Apple, Inc., 1.00%, 5/3/18	60,000	59,221
Apple, Inc., 2.85%, 5/6/21	60,000	61,648
Apple, Inc., 3.45%, 5/6/24	130,000	135,827
Avaya, Inc., 7.00%, 4/1/19(3)	140,000	137,550
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	70,000	70,004
Cisco Systems, Inc., 5.90%, 2/15/39	50,000	62,175
CommScope, Inc., 5.50%, 6/15/24(3)	65,000	65,000
Crown Castle International Corp., 5.25%, 1/15/23	260,000	265,850
DreamWorks Animation SKG, Inc., 6.875%, 8/15/20(3)	90,000	94,275
Nokia Oyj, 5.375%, 5/15/19	50,000	54,125
SBA Communications Corp., 5.625%, 10/1/19	50,000	52,000
SBA Communications Corp., 4.875%, 7/15/22(3)	75,000	73,125
		1,737,906
Construction and Engineering†
Tutor Perini Corp., 7.625%, 11/1/18	75,000	78,000
Construction Materials — 0.1%
Associated Materials LLC, 9.125%, 11/1/17	100,000	86,000
Builders FirstSource, Inc., 7.625%, 6/1/21(3)	75,000	77,812
Building Materials Corp. of America, 6.75%, 5/1/21(3)	105,000	113,269
Covanta Holding Corp., 7.25%, 12/1/20	120,000	128,100
Interline Brands, Inc., PIK, 10.00%, 11/15/18	90,000	94,500
Louisiana-Pacific Corp., 7.50%, 6/1/20	50,000	54,000
Nortek, Inc., 8.50%, 4/15/21	205,000	221,400
Owens Corning, 4.20%, 12/15/22	50,000	50,672
Summit Materials LLC / Summit Materials Finance Corp., 10.50%, 1/31/20	95,000	106,162
USG Corp., 5.875%, 11/1/21(3)	25,000	25,876
Vulcan Materials Co., 7.00%, 6/15/18	100,000	112,000
		1,069,791

37

	Shares/ Principal Amount	Value
Consumer Finance — 0.3%
24 Hour Holdings III LLC, 8.00%, 6/1/22(3)	$60,000	$54,450
American Express Co., 1.55%, 5/22/18	50,000	49,698
American Express Credit Corp., 1.30%, 7/29/16	70,000	70,455
Caesars Entertainment Resort Properties LLC, 8.00%, 10/1/20(3)	60,000	59,100
Caesars Entertainment Resort Properties LLC, 11.00%, 10/1/21(3)	110,000	101,063
CIT Group, Inc., 4.25%, 8/15/17	505,000	517,625
CIT Group, Inc., 5.50%, 2/15/19(3)	120,000	127,575
CIT Group, Inc., 3.875%, 2/19/19	115,000	115,840
CIT Group, Inc., 5.00%, 8/15/22	320,000	331,200
CIT Group, Inc., 5.00%, 8/1/23	125,000	129,062
Equifax, Inc., 3.30%, 12/15/22	60,000	59,423
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	75,000	76,688
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	70,000	72,100
Harland Clarke Holdings Corp., 9.25%, 3/1/21(3)	35,000	35,131
Navient Corp., 5.00%, 10/26/20	65,000	64,838
Navient Corp., 5.50%, 1/25/23	455,000	442,487
PNC Bank N.A., 6.00%, 12/7/17	230,000	259,180
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	175,000	191,625
TransUnion Holding Co., Inc., PIK, 9.625%, 6/15/18	90,000	92,419
		2,849,959
Containers and Packaging — 0.2%
AEP Industries, Inc., 8.25%, 4/15/19	175,000	177,625
Ardagh Packaging Finance plc, 9.125%, 10/15/20(3)	120,000	129,300
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21(3)	85,000	86,912
Ball Corp., 5.00%, 3/15/22	115,000	119,600
Ball Corp., 4.00%, 11/15/23	35,000	33,775
Berry Plastics Corp., 9.75%, 1/15/21	75,000	84,000
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer Inc., 6.00%, 6/15/17(3)	150,000	150,000
BWAY Holding Co., 9.125%, 8/15/21(3)	70,000	72,450
Consolidated Container Co., 10.125%, 7/15/20(3)	930,000	850,950
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	105,000	101,325
Packaging Dynamics Corp., 8.75%, 2/1/16(3)	60,000	60,900
Rock-Tenn Co., 3.50%, 3/1/20	50,000	51,240
Sealed Air Corp., 5.125%, 12/1/24(3)	75,000	75,375
		1,993,452
Diversified Consumer Services†
Catholic Health Initiatives, 1.60%, 11/1/17	20,000	20,042
Catholic Health Initiatives, 2.95%, 11/1/22	40,000	39,587
Johns Hopkins University, 4.08%, 7/1/53	20,000	20,385
Laureate Education, Inc., 9.75%, 9/1/19(3)	125,000	130,312
Service Corp. International/US, 5.375%, 1/15/22	75,000	77,813
		288,139

38

	Shares/ Principal Amount	Value
Diversified Financial Services — 0.4%
Ally Financial, Inc., 5.50%, 2/15/17	$125,000	$131,719
Ally Financial, Inc., 6.25%, 12/1/17	100,000	108,375
Ally Financial, Inc., 4.75%, 9/10/18	150,000	155,625
Ally Financial, Inc., 3.50%, 1/27/19	180,000	178,200
Ally Financial, Inc., 8.00%, 3/15/20	141,000	167,437
Ally Financial, Inc., 8.00%, 11/1/31	70,000	88,200
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16	110,000	117,494
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20(3)	125,000	131,375
DFC Finance Corp., 10.50%, 6/15/20(3)	35,000	32,288
General Electric Capital Corp., MTN, 5.625%, 9/15/17	435,000	486,465
General Electric Capital Corp., MTN, 6.00%, 8/7/19	220,000	258,884
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	170,000	173,253
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	300,000	309,026
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	50,000	58,019
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	80,000	83,148
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	90,000	111,933
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	80,000	90,362
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	30,000	31,628
Hockey Merger Sub 2, Inc., 7.875%, 10/1/21(3)	75,000	78,187
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	90,000	94,158
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	80,000	82,000
Morgan Stanley, 3.70%, 10/23/24	20,000	20,385
Morgan Stanley, 5.00%, 11/24/25	190,000	204,680
Morgan Stanley, MTN, 6.625%, 4/1/18	210,000	241,869
Morgan Stanley, MTN, 5.625%, 9/23/19	250,000	285,445
Serta Simmons Holdings LLC, 8.125%, 10/1/20(3)	230,000	246,100
Societe Generale SA, VRN, 5.92%, 4/5/17(3)	100,000	104,700
UBS AG, 7.625%, 8/17/22	160,000	190,655
UBS AG (Stamford Branch), 5.875%, 12/20/17	200,000	225,291
UPCB Finance III Ltd., 6.625%, 7/1/20(3)	150,000	157,500
		4,644,401
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 2.625%, 12/1/22	120,000	115,308
AT&T, Inc., 6.55%, 2/15/39	91,000	113,265
AT&T, Inc., 4.30%, 12/15/42	60,000	57,227
British Telecommunications plc, 5.95%, 1/15/18	170,000	191,368
CenturyLink, Inc., 5.625%, 4/1/20	385,000	407,619
CenturyLink, Inc., 7.65%, 3/15/42	100,000	101,000
Cincinnati Bell, Inc., 8.75%, 3/15/18	96,000	99,504
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)	170,000	173,750
Frontier Communications Corp., 7.125%, 3/15/19	205,000	225,500
Frontier Communications Corp., 8.50%, 4/15/20	50,000	57,500
Frontier Communications Corp., 7.125%, 1/15/23	125,000	131,250
Frontier Communications Corp., 6.875%, 1/15/25	140,000	141,050
Hughes Satellite Systems Corp., 6.50%, 6/15/19	100,000	108,750

39

	Shares/ Principal Amount	Value
Inmarsat Finance plc, 4.875%, 5/15/22(3)	$50,000	$50,000
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	305,000	320,250
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	175,000	186,156
Intelsat Luxembourg SA, 7.75%, 6/1/21	75,000	78,000
Intelsat Luxembourg SA, 8.125%, 6/1/23	45,000	47,250
Level 3 Financing, Inc., 7.00%, 6/1/20	125,000	134,219
Level 3 Financing, Inc., 8.625%, 7/15/20	340,000	371,450
Orange SA, 4.125%, 9/14/21	70,000	75,613
Softbank Corp., 4.50%, 4/15/20(3)	110,000	110,138
Sprint Capital Corp., 6.90%, 5/1/19	235,000	243,813
Sprint Capital Corp., 8.75%, 3/15/32	100,000	105,625
Telecom Italia Capital SA, 7.00%, 6/4/18	235,000	263,787
Telecom Italia Capital SA, 6.375%, 11/15/33	325,000	333,125
Telecom Italia Capital SA, 7.72%, 6/4/38	125,000	141,875
Telefonica Emisiones SAU, 5.46%, 2/16/21	10,000	11,339
Verizon Communications, Inc., 3.65%, 9/14/18	190,000	201,962
Verizon Communications, Inc., 4.50%, 9/15/20	50,000	54,829
Verizon Communications, Inc., 5.15%, 9/15/23	130,000	146,473
Verizon Communications, Inc., 5.05%, 3/15/34	270,000	290,995
Verizon Communications, Inc., 4.40%, 11/1/34	20,000	19,980
Verizon Communications, Inc., 4.75%, 11/1/41	40,000	41,250
Verizon Communications, Inc., 6.55%, 9/15/43	51,000	66,154
Verizon Communications, Inc., 4.86%, 8/21/46(3)	33,000	34,596
Verizon Communications, Inc., 5.01%, 8/21/54(3)	49,000	51,418
Windstream Corp., 7.875%, 11/1/17	20,000	22,138
Windstream Corp., 7.75%, 10/15/20	115,000	121,268
Windstream Corp., 6.375%, 8/1/23	95,000	92,031
		5,538,825
Electric Utilities — 0.1%
AES Corp. (The), 4.875%, 5/15/23	270,000	271,350
Atlantic Power Corp., 9.00%, 11/15/18	325,000	329,875
		601,225
Electronic Equipment, Instruments and Components†
Jabil Circuit, Inc., 5.625%, 12/15/20	95,000	102,125
Sanmina Corp., 4.375%, 6/1/19(3)	197,000	195,522
Viasystems, Inc., 7.875%, 5/1/19(3)	50,000	53,000
		350,647
Energy Equipment and Services — 0.1%
Basic Energy Services, Inc., 7.75%, 2/15/19	200,000	168,000
Ensco plc, 3.25%, 3/15/16	60,000	61,695
Ensco plc, 4.70%, 3/15/21	110,000	115,747
FTS International, Inc., 6.25%, 5/1/22(3)	120,000	99,600
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	140,000	116,200
Offshore Group Investment Ltd., 7.125%, 4/1/23	100,000	71,000
Paragon Offshore plc, 7.25%, 8/15/24(3)	90,000	52,875
Petroleum Geo-Services ASA, 7.375%, 12/15/18(3)	100,000	86,000

40

	Shares/ Principal Amount	Value
Precision Drilling Corp. Co., 5.25%, 11/15/24(3)	$105,000	$90,300
Schlumberger Investment SA, 3.65%, 12/1/23	60,000	63,186
SESI LLC, 6.375%, 5/1/19	50,000	52,375
Transocean, Inc., 2.50%, 10/15/17	40,000	38,765
Transocean, Inc., 6.375%, 12/15/21	20,000	19,974
Weatherford International Ltd., 4.50%, 4/15/22	50,000	49,587
		1,085,304
Food and Staples Retailing — 0.1%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22(3)	50,000	50,500
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(3)	40,000	37,000
Delhaize Group SA, 4.125%, 4/10/19	60,000	63,652
Delhaize Group SA, 5.70%, 10/1/40	30,000	31,895
Kroger Co. (The), 6.40%, 8/15/17	120,000	135,172
Kroger Co. (The), 3.30%, 1/15/21	70,000	71,866
Rite Aid Corp., 9.25%, 3/15/20	160,000	176,800
Rite Aid Corp., 6.75%, 6/15/21	125,000	131,563
SUPERVALU, Inc., 6.75%, 6/1/21	80,000	78,400
Wal-Mart Stores, Inc., 2.55%, 4/11/23	20,000	19,736
		796,584
Food Products — 0.1%
Aramark Services, Inc., 5.75%, 3/15/20	65,000	67,438
Big Heart Pet Brands, 7.625%, 2/15/19	132,000	129,607
HJ Heinz Co., 4.25%, 10/15/20	160,000	162,416
JBS Investments GmbH, 7.25%, 4/3/24(3)	70,000	73,675
JBS USA LLC/JBS USA Finance, Inc., 8.25%, 2/1/20(3)	85,000	90,950
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21(3)	70,000	74,725
Kellogg Co., 4.45%, 5/30/16	130,000	136,827
Kraft Foods Group, Inc., 5.00%, 6/4/42	30,000	32,654
Mondelez International, Inc., 4.00%, 2/1/24	70,000	73,603
Mondelez International, Inc., 6.50%, 2/9/40	21,000	27,576
NBTY, Inc., 9.00%, 10/1/18	65,000	66,463
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21	75,000	74,437
Post Holdings, Inc., 7.375%, 2/15/22	150,000	151,875
Smithfield Foods, Inc., 6.625%, 8/15/22	75,000	81,562
Tyson Foods, Inc., 4.50%, 6/15/22	50,000	54,371
		1,298,179
Gas Utilities — 0.4%
Access Midstream Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	75,000	78,563
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp., 6.625%, 10/1/20	75,000	78,750
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp., 5.875%, 8/1/23	75,000	77,625
Chesapeake Midstream Partners LP / CHKM Finance Corp., 6.125%, 7/15/22	90,000	95,850
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 12/15/20	70,000	70,000

41

	Shares/ Principal Amount	Value
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	$50,000	$57,663
Enable Midstream Partners LP, 3.90%, 5/15/24(3)	50,000	50,008
Enbridge Energy Partners LP, 6.50%, 4/15/18	90,000	102,946
Enbridge, Inc., 4.50%, 6/10/44	40,000	39,074
Energy Transfer Equity LP, 5.875%, 1/15/24	70,000	74,550
Energy Transfer Partners LP, 4.15%, 10/1/20	70,000	73,399
Energy Transfer Partners LP, 5.20%, 2/1/22	30,000	32,860
Energy Transfer Partners LP, 3.60%, 2/1/23	60,000	58,800
Energy Transfer Partners LP, 6.50%, 2/1/42	40,000	45,897
Enterprise Products Operating LLC, 6.30%, 9/15/17	120,000	135,788
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	136,757
Genesis Energy LP, 5.625%, 6/15/24	130,000	126,750
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	30,000	30,256
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	90,000	100,899
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(3)	335,000	373,525
Kinder Morgan, Inc., 7.25%, 6/1/18	70,000	81,329
Magellan Midstream Partners LP, 6.55%, 7/15/19	86,000	101,485
Magellan Midstream Partners LP, 5.15%, 10/15/43	20,000	22,054
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.50%, 7/15/23	50,000	49,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	45,000	44,550
NGPL PipeCo LLC, 7.12%, 12/15/17(3)	100,000	104,000
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	90,000	92,323
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	125,000	125,625
Regency Energy Partners LP / Regency Energy Finance Corp., 4.50%, 11/1/23	110,000	103,950
Rockies Express Pipeline LLC, 5.625%, 4/15/20(3)	325,000	338,000
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	100,000	102,750
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	125,000	132,969
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	200,000	205,000
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	110,000	108,480
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	53,000	56,445
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	190,000	182,400
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(3)	50,000	51,000
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22(3)	85,000	87,125
TransCanada PipeLines Ltd., 2.50%, 8/1/22	60,000	57,948
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	47,213
Williams Cos., Inc. (The), 5.75%, 6/24/44	30,000	28,867
Williams Partners LP, 4.125%, 11/15/20	80,000	84,090
		4,046,563
Health Care Equipment and Supplies — 0.1%
Alere, Inc., 8.625%, 10/1/18	60,000	62,400
Alere, Inc., 6.50%, 6/15/20	100,000	103,250
Baxter International, Inc., 3.20%, 6/15/23	30,000	30,333

42

	Shares/ Principal Amount	Value
Biomet, Inc., 6.50%, 8/1/20	$160,000	$171,699
Crimson Merger Sub, Inc., 6.625%, 5/15/22(3)	50,000	46,687
DJO Finance LLC / DJO Finance Corp., 9.75%, 10/15/17	50,000	50,375
Hospira, Inc., 5.60%, 9/15/40	20,000	21,810
Kindred Healthcare, Inc., 6.375%, 4/15/22(3)	25,000	24,250
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	200,000	222,000
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/19	50,000	55,500
Mallinckrodt International Finance SA, 4.75%, 4/15/23	170,000	161,925
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/1/22(3)	70,000	71,662
Medtronic, Inc., 2.75%, 4/1/23	30,000	29,067
		1,050,958
Health Care Providers and Services — 0.4%
21st Century Oncology, Inc., 8.875%, 1/15/17	20,000	20,150
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	100,000	100,750
Aetna, Inc., 2.75%, 11/15/22	60,000	58,456
Amsurg Corp., 5.625%, 7/15/22(3)	180,000	185,400
Capella Healthcare, Inc., 9.25%, 7/1/17	75,000	78,367
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	100,000	103,125
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	150,000	160,875
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	55,000	58,231
CHS/Community Health Systems, Inc., 6.875%, 2/1/22	260,000	276,575
DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	60,000	63,038
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	110,000	116,600
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	157,000	161,318
Express Scripts Holding Co., 2.65%, 2/15/17	150,000	154,539
Express Scripts Holding Co., 7.25%, 6/15/19	90,000	109,138
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(3)	140,000	152,250
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(3)	75,000	75,563
HCA Holdings, Inc., 7.75%, 5/15/21	140,000	150,500
HCA, Inc., 4.25%, 10/15/19	125,000	125,781
HCA, Inc., 6.50%, 2/15/20	100,000	110,875
HCA, Inc., 7.50%, 2/15/22	215,000	246,712
HCA, Inc., 5.875%, 3/15/22	75,000	81,750
HCA, Inc., 4.75%, 5/1/23	180,000	181,575
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	220,000	231,550
LifePoint Hospitals, Inc., 5.50%, 12/1/21	175,000	182,438
NYU Hospitals Center, 4.43%, 7/1/42	30,000	29,919
Tenet Healthcare Corp., 5.00%, 3/1/19(3)	120,000	118,500
Tenet Healthcare Corp., 8.00%, 8/1/20	165,000	175,725
Tenet Healthcare Corp., 6.00%, 10/1/20	190,000	202,588
Tenet Healthcare Corp., 4.50%, 4/1/21	40,000	39,450
Tenet Healthcare Corp., 8.125%, 4/1/22	195,000	218,400
UnitedHealth Group, Inc., 2.875%, 3/15/23	40,000	39,874
UnitedHealth Group, Inc., 4.25%, 3/15/43	60,000	60,291
Universal Health Services, Inc., 4.75%, 8/1/22(3)	100,000	101,125
		4,171,428

43

	Shares/ Principal Amount	Value
Hotels, Restaurants and Leisure — 0.2%
1011778 B.C. ULC / New Red Finance, Inc., 6.00%, 4/1/22(3)	$160,000	$164,800
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18	75,000	73,125
Boyd Gaming Corp., 9.125%, 12/1/18	230,000	241,500
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18(7)	95,000	12,065
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20(7)	380,000	299,250
Golden Nugget Escrow, Inc., 8.50%, 12/1/21(3)	125,000	124,219
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21(3)	255,000	268,228
MCE Finance Ltd., 5.00%, 2/15/21(3)	175,000	169,750
MGM Resorts International, 8.625%, 2/1/19	75,000	86,063
MGM Resorts International, 5.25%, 3/31/20	140,000	141,750
MGM Resorts International, 6.00%, 3/15/23	85,000	86,700
Pinnacle Entertainment, 7.50%, 4/15/21	165,000	175,312
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	80,000	84,000
Scientific Games International, Inc., 6.25%, 9/1/20	40,000	29,400
Scientific Games International, Inc., 7.00%, 1/1/22	50,000	50,000
Scientific Games International, Inc., 10.00%, 12/1/22	105,000	94,385
Station Casinos LLC, 7.50%, 3/1/21	400,000	424,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	105,000	112,350
Wynn Macau Ltd., 5.25%, 10/15/21(3)	200,000	196,500
		2,833,397
Household Durables — 0.2%
Beazer Homes USA, Inc., 8.125%, 6/15/16	125,000	134,375
Beazer Homes USA, Inc., 7.25%, 2/1/23	20,000	19,950
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(3)	125,000	131,875
Century Communities, Inc., 6.875%, 5/15/22(3)	30,000	30,450
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(3)	470,000	460,894
KB Home, 4.75%, 5/15/19	110,000	109,725
Lennar Corp., 6.95%, 6/1/18	50,000	55,375
Meritage Homes Corp., 7.00%, 4/1/22	125,000	136,562
Standard Pacific Corp., 8.375%, 5/15/18	345,000	394,594
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(3)	180,000	178,200
Taylor Morrison, Inc., 7.75%, 4/15/20(3)	180,000	193,500
Toll Brothers Finance Corp., 4.00%, 12/31/18	100,000	101,000
Toll Brothers Finance Corp., 6.75%, 11/1/19	50,000	56,500
TRI Pointe Holdings, Inc., 5.875%, 6/15/24(3)	200,000	204,750
WCI Communities, Inc., 6.875%, 8/15/21	160,000	162,400
William Lyon Homes, Inc., 8.50%, 11/15/20	125,000	136,875
		2,507,025
Household Products — 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 4/15/19	40,000	41,525
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.00%, 4/15/19	100,000	104,750

44

	Shares/ Principal Amount	Value
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.875%, 8/15/19	$95,000	$101,413
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19	125,000	135,313
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	150,000	155,062
Spectrum Brands, Inc., 6.375%, 11/15/20	305,000	324,062
Spectrum Brands, Inc., 6.625%, 11/15/22	130,000	139,100
		1,001,225
Industrial Conglomerates — 0.1%
Algeco Scotsman Global Finance plc, 10.75%, 10/15/19(3)	80,000	75,200
Bombardier, Inc., 7.50%, 3/15/18(3)	80,000	88,860
Bombardier, Inc., 5.75%, 3/15/22(3)	170,000	174,250
General Electric Co., 5.25%, 12/6/17	190,000	211,076
General Electric Co., 4.125%, 10/9/42	60,000	61,918
HD Supply, Inc., 8.125%, 4/15/19	100,000	108,900
HD Supply, Inc., 7.50%, 7/15/20	285,000	302,100
HD Supply, Inc., 5.25%, 12/15/21(2)(3)	100,000	102,375
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	50,000	49,801
Jack Cooper Holdings Corp., 9.25%, 6/1/20(3)	75,000	79,781
Schaeffler Finance BV, 7.75%, 2/15/17(3)	125,000	138,437
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375%, 5/1/22(3)	90,000	88,425
		1,481,123
Insurance — 0.3%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.50%, 5/15/21(3)	100,000	101,375
Aircastle Ltd., 6.75%, 4/15/17	120,000	129,300
Allstate Corp. (The), 4.50%, 6/15/43	30,000	32,193
Allstate Corp. (The), VRN, 5.75%, 8/15/23	30,000	31,706
American International Group, Inc., 4.875%, 6/1/22	140,000	157,323
American International Group, Inc., 4.50%, 7/16/44	40,000	40,892
American International Group, Inc., MTN, 5.85%, 1/16/18	120,000	135,436
American International Group, Inc., VRN, 8.18%, 5/15/38	130,000	178,750
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	70,000	77,523
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	40,000	40,581
Berkshire Hathaway, Inc., 4.50%, 2/11/43	50,000	53,716
Genworth Financial, Inc., VRN, 6.15%, 11/15/16	135,000	90,788
Genworth Holdings, Inc., 7.20%, 2/15/21	40,000	40,646
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	60,000	67,744
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	20,000	24,647
International Lease Finance Corp., 5.75%, 5/15/16	215,000	224,584
International Lease Finance Corp., 8.75%, 3/15/17	205,000	231,548
International Lease Finance Corp., 6.25%, 5/15/19	125,000	136,875
Liberty Mutual Group, Inc., 4.85%, 8/1/44(3)	60,000	59,392
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(3)	175,000	181,125
Lincoln National Corp., 6.25%, 2/15/20	100,000	117,641
Markel Corp., 4.90%, 7/1/22	70,000	76,824

45

	Shares/ Principal Amount	Value
Markel Corp., 3.625%, 3/30/23	$20,000	$20,182
MetLife, Inc., 1.76%, 12/15/17	40,000	40,439
MetLife, Inc., 4.125%, 8/13/42	30,000	29,561
MetLife, Inc., 4.875%, 11/13/43	20,000	22,231
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.375%, 2/15/18(3)	125,000	131,563
Principal Financial Group, Inc., 3.30%, 9/15/22	30,000	30,419
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	60,000	68,369
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	40,000	46,745
Prudential Financial, Inc., MTN, 4.60%, 5/15/44	60,000	61,920
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(3)	40,000	40,773
Travelers Cos., Inc. (The), 4.60%, 8/1/43	40,000	44,049
Voya Financial, Inc., 5.50%, 7/15/22	80,000	90,626
Voya Financial, Inc., 5.70%, 7/15/43	50,000	58,924
Voya Financial, Inc., VRN, 5.65%, 5/15/23	125,000	125,313
WR Berkley Corp., 4.625%, 3/15/22	40,000	43,146
WR Berkley Corp., 4.75%, 8/1/44	30,000	30,429
		3,115,298
Internet Software and Services†
Equinix, Inc., 7.00%, 7/15/21	75,000	84,938
IAC/InterActiveCorp, 4.75%, 12/15/22	75,000	73,500
Netflix, Inc., 5.375%, 2/1/21	40,000	42,000
Netflix, Inc., 5.75%, 3/1/24(3)	175,000	182,437
VeriSign, Inc., 4.625%, 5/1/23	40,000	39,500
		422,375
IT Services — 0.1%
Audatex North America, Inc., 6.00%, 6/15/21(3)	100,000	104,250
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24(2)	70,000	70,000
Fidelity National Information Services, Inc., 5.00%, 3/15/22	50,000	52,929
Fidelity National Information Services, Inc., 3.50%, 4/15/23	40,000	39,991
First Data Corp., 7.375%, 6/15/19(3)	250,000	263,750
First Data Corp., 8.875%, 8/15/20(3)	100,000	107,750
First Data Corp., 8.25%, 1/15/21(3)	505,000	542,875
First Data Corp., 12.625%, 1/15/21	20,000	23,850
First Data Corp., 11.75%, 8/15/21	199,000	231,337
SunGard Data Systems, Inc., 7.375%, 11/15/18	62,000	64,558
Xerox Corp., 2.95%, 3/15/17	30,000	31,044
		1,532,334
Life Sciences Tools and Services†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	65,000	67,292
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	20,000	20,234
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	60,000	63,525
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	50,000	56,947
		207,998
Machinery — 0.1%
Case New Holand, Inc., 7.875%, 12/1/17	170,000	191,250
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	90,000	90,528

46

	Shares/ Principal Amount	Value
Deere & Co., 5.375%, 10/16/29	$120,000	$147,061
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	120,000	130,950
Navistar International Corp., 8.25%, 11/1/21	50,000	51,687
Terex Corp., 6.50%, 4/1/20	50,000	52,750
		664,226
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	320,000	318,400
Media — 0.7%
21st Century Fox America, Inc., 6.90%, 8/15/39	100,000	136,114
21st Century Fox America, Inc., 4.75%, 9/15/44(3)	30,000	32,105
Altice SA, 7.75%, 5/15/22(3)	110,000	113,988
AMC Entertainment, Inc., 9.75%, 12/1/20	90,000	100,125
Cablevision Systems Corp., 5.875%, 9/15/22	150,000	153,187
CBS Corp., 4.85%, 7/1/42	30,000	30,135
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	135,000	144,956
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	260,000	259,675
CCOH Safari LLC, 5.50%, 12/1/22	170,000	172,337
CCOH Safari LLC, 5.75%, 12/1/24	200,000	201,750
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(3)	60,000	58,200
Cinemark USA, Inc., 5.125%, 12/15/22	55,000	54,175
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	220,000	230,120
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	100,000	104,750
Comcast Corp., 5.90%, 3/15/16	243,000	259,184
Comcast Corp., 6.40%, 5/15/38	100,000	131,451
Comcast Corp., 4.75%, 3/1/44	30,000	33,222
CSC Holdings LLC, 7.625%, 7/15/18	150,000	170,625
CSC Holdings LLC, 6.75%, 11/15/21	120,000	133,500
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	125,000	126,719
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	70,000	77,630
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24	50,000	52,821
Discovery Communications LLC, 5.625%, 8/15/19	50,000	56,874
Discovery Communications LLC, 3.25%, 4/1/23	30,000	29,339
DISH DBS Corp., 4.625%, 7/15/17	130,000	134,875
DISH DBS Corp., 6.75%, 6/1/21	260,000	283,075
DISH DBS Corp., 5.00%, 3/15/23	95,000	92,447
DISH DBS Corp., 5.875%, 11/15/24(3)	80,000	80,800
Embarq Corp., 8.00%, 6/1/36	40,000	44,600
Gannett Co., Inc., 5.50%, 9/15/24(3)	130,000	132,113
Gray Television, Inc., 7.50%, 10/1/20	75,000	78,000
iHeartCommunications, Inc., 9.00%, 3/1/21	135,000	132,131
iHeartCommunications, Inc., PIK, 14.00%, 2/1/21	158,580	130,630
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	30,000	30,766
Lamar Media Corp., 5.875%, 2/1/22	115,000	120,750
Lamar Media Corp., 5.00%, 5/1/23	140,000	140,000
Level 3 Escrow II, Inc., 5.375%, 8/15/22(3)	40,000	40,500

47

	Shares/ Principal Amount	Value
McClatchy Co. (The), 9.00%, 12/15/22	$50,000	$55,688
Nara Cable Funding Ltd., 8.875%, 12/1/18(3)	95,000	99,216
NBCUniversal Media LLC, 5.15%, 4/30/20	60,000	68,928
NBCUniversal Media LLC, 4.375%, 4/1/21	50,000	55,384
NBCUniversal Media LLC, 2.875%, 1/15/23	150,000	150,049
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	108,000	109,215
Numericable-SFR, 6.00%, 5/15/22(3)	380,000	386,468
Omnicom Group, Inc., 3.625%, 5/1/22	10,000	10,315
Regal Entertainment Group, 5.75%, 3/15/22	100,000	95,750
RR Donnelley & Sons Co., 7.25%, 5/15/18	27,000	29,970
Sable International Finance Ltd., 8.75%, 2/1/20(3)	125,000	136,250
Scripps Networks Interactive, Inc., 2.75%, 11/15/19	30,000	30,363
Sinclair Television Group, Inc., 5.375%, 4/1/21	100,000	100,750
Sinclair Television Group, Inc., 5.625%, 8/1/24(3)	80,000	78,400
Sirius XM Holdings, Inc., 4.25%, 5/15/20(3)	75,000	74,625
Sirius XM Holdings, Inc., 5.875%, 10/1/20(3)	125,000	132,500
Sirius XM Holdings, Inc., 5.75%, 8/1/21(3)	125,000	131,250
Time Warner Cable, Inc., 6.75%, 7/1/18	35,000	40,686
Time Warner Cable, Inc., 5.50%, 9/1/41	30,000	34,154
Time Warner Cable, Inc., 4.50%, 9/15/42	50,000	50,555
Time Warner, Inc., 7.70%, 5/1/32	130,000	182,191
Time Warner, Inc., 5.35%, 12/15/43	40,000	44,130
Univision Communications, Inc., 6.875%, 5/15/19(3)	285,000	299,962
Univision Communications, Inc., 8.50%, 5/15/21(3)	110,000	118,800
Viacom, Inc., 4.50%, 3/1/21	30,000	32,370
Viacom, Inc., 3.125%, 6/15/22	50,000	48,937
Videotron Ltee, 5.00%, 7/15/22	175,000	180,687
Visant Corp., 10.00%, 10/1/17	85,000	76,500
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	60,000	58,805
Wind Acquisition Finance SA, 4.75%, 7/15/20(3)	130,000	125,450
Wind Acquisition Finance SA, 7.375%, 4/23/21(3)	100,000	96,500
WMG Acquisition Corp., 5.625%, 4/15/22(3)	160,000	162,000
		7,600,517
Metals and Mining — 0.2%
AK Steel Corp., 7.625%, 5/15/20	40,000	38,200
Alcoa, Inc., 5.40%, 4/15/21	110,000	119,620
Alcoa, Inc., 5.125%, 10/1/24	70,000	74,026
Alcoa, Inc., 5.95%, 2/1/37	60,000	63,510
Aleris International, Inc., 7.625%, 2/15/18	48,000	49,500
AngloGold Ashanti Holdings plc, 8.50%, 7/30/20	155,000	167,206
ArcelorMittal, 5.00%, 2/25/17	230,000	240,350
ArcelorMittal, 6.125%, 6/1/18	200,000	212,500
ArcelorMittal, 6.00%, 3/1/21	75,000	79,125
ArcelorMittal, 7.25%, 3/1/41	290,000	292,900
Barrick Gold Corp., 4.10%, 5/1/23	30,000	29,439
Barrick North America Finance LLC, 4.40%, 5/30/21	90,000	92,961

48

	Shares/ Principal Amount	Value
Barrick North America Finance LLC, 5.75%, 5/1/43	$30,000	$30,400
First Quantum Minerals Ltd., 6.75%, 2/15/20(3)	45,000	43,425
First Quantum Minerals Ltd., 7.00%, 2/15/21(3)	50,000	48,750
First Quantum Minerals Ltd., 7.25%, 5/15/22(3)	160,000	154,800
FMG Resources August 2006 Pty Ltd., 6.875%, 2/1/18(3)	44,444	41,889
FMG Resources August 2006 Pty Ltd., 8.25%, 11/1/19(3)	185,000	171,819
Freeport-McMoRan, Inc., 3.875%, 3/15/23	20,000	19,737
Glencore Finance Canada Ltd., 4.95%, 11/15/21(3)	50,000	54,090
Newmont Mining Corp., 6.25%, 10/1/39	30,000	29,680
Southern Copper Corp., 5.25%, 11/8/42	20,000	18,555
Steel Dynamics, Inc., 5.25%, 4/15/23	95,000	99,037
Teck Resources Ltd., 3.15%, 1/15/17	60,000	61,730
United States Steel Corp., 7.375%, 4/1/20	40,000	44,050
Vale Overseas Ltd., 5.625%, 9/15/19	100,000	111,234
Vale Overseas Ltd., 4.625%, 9/15/20	20,000	20,793
Vale SA, 5.625%, 9/11/42	10,000	9,686
		2,419,012
Multi-Utilities — 0.3%
Calpine Corp., 5.375%, 1/15/23	145,000	147,175
Calpine Corp., 5.75%, 1/15/25	155,000	157,906
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	10,000	9,419
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	40,000	39,169
Constellation Energy Group, Inc., 5.15%, 12/1/20	70,000	78,058
Consumers Energy Co., 2.85%, 5/15/22	20,000	20,070
Consumers Energy Co., 3.375%, 8/15/23	70,000	72,551
Dominion Resources, Inc., 6.40%, 6/15/18	120,000	138,079
Dominion Resources, Inc., 2.75%, 9/15/22	50,000	49,269
Dominion Resources, Inc., 3.625%, 12/1/24	50,000	50,955
Dominion Resources, Inc., 4.90%, 8/1/41	30,000	32,975
Duke Energy Corp., 3.55%, 9/15/21	40,000	42,034
Duke Energy Florida, Inc., 6.35%, 9/15/37	51,000	69,416
Duke Energy Florida, Inc., 3.85%, 11/15/42	40,000	39,494
Duke Energy Progress, Inc., 4.15%, 12/1/44	40,000	41,759
Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.375%, 11/1/22(3)	380,000	400,425
Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.625%, 11/1/24(3)	60,000	63,525
Edison International, 3.75%, 9/15/17	90,000	95,687
Exelon Generation Co. LLC, 4.25%, 6/15/22	40,000	42,031
Exelon Generation Co. LLC, 5.60%, 6/15/42	30,000	32,891
GenOn Energy, Inc., 9.50%, 10/15/18	165,000	172,425
GenOn Energy, Inc., 9.875%, 10/15/20	80,000	83,200
Georgia Power Co., 4.30%, 3/15/42	30,000	31,231
IPALCO Enterprises, Inc., 5.00%, 5/1/18	182,000	193,375
Nisource Finance Corp., 4.45%, 12/1/21	40,000	43,682
Nisource Finance Corp., 5.65%, 2/1/45	40,000	47,899
NRG Energy, Inc., 7.625%, 1/15/18	290,000	321,900
NRG Energy, Inc., 6.25%, 7/15/22	50,000	51,625

49

	Shares/ Principal Amount	Value
NRG Energy, Inc., 6.25%, 5/1/24(3)	$120,000	$123,300
PacifiCorp, 6.00%, 1/15/39	30,000	38,705
Potomac Electric Power Co., 3.60%, 3/15/24	40,000	42,076
Progress Energy, Inc., 3.15%, 4/1/22	40,000	40,568
Public Service Company of Colorado, 4.75%, 8/15/41	30,000	34,071
RJS Power Holdings LLC, 5.125%, 7/15/19(3)	80,000	79,800
Sempra Energy, 6.50%, 6/1/16	40,000	43,307
Sempra Energy, 2.875%, 10/1/22	70,000	68,207
Southern Power Co., 5.15%, 9/15/41	20,000	22,774
Virginia Electric and Power Co., 4.45%, 2/15/44	20,000	21,524
Xcel Energy, Inc., 4.80%, 9/15/41	20,000	22,003
		3,104,560
Multiline Retail†
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	70,000	57,750
Macy's Retail Holdings, Inc., 3.625%, 6/1/24	140,000	141,069
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(3)	160,000	171,200
Target Corp., 4.00%, 7/1/42	100,000	99,752
		469,771
Oil, Gas and Consumable Fuels — 0.7%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	155,000	74,400
Alpha Natural Resources, Inc., 7.50%, 8/1/20(3)	20,000	15,850
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	120,000	126,600
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	175,000	182,000
Anadarko Petroleum Corp., 5.95%, 9/15/16	70,000	75,643
Anadarko Petroleum Corp., 6.45%, 9/15/36	40,000	49,009
Antero Resources Corp., 5.125%, 12/1/22(3)	170,000	165,113
Apache Corp., 4.75%, 4/15/43	30,000	29,068
BP Capital Markets plc, 4.50%, 10/1/20	70,000	76,454
California Resources Corp., 5.50%, 9/15/21(3)	185,000	166,962
California Resources Corp., 6.00%, 11/15/24(3)	200,000	179,375
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20(3)	135,000	137,700
Chesapeake Energy Corp., 6.625%, 8/15/20	205,000	227,037
Chesapeake Energy Corp., 5.375%, 6/15/21	100,000	103,250
Chesapeake Energy Corp., 5.75%, 3/15/23	75,000	79,875
Chevron Corp., 2.43%, 6/24/20	30,000	30,481
Cimarex Energy Co., 4.375%, 6/1/24	70,000	69,300
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	50,000	52,216
Concho Resources, Inc., 5.50%, 10/1/22	195,000	199,875
Concho Resources, Inc., 5.50%, 4/1/23	125,000	123,750
ConocoPhillips Holding Co., 6.95%, 4/15/29	30,000	40,515
Continental Resources, Inc., 3.80%, 6/1/24	60,000	57,692
Denbury Resources, Inc., 5.50%, 5/1/22	60,000	56,550
Denbury Resources, Inc., 4.625%, 7/15/23	125,000	103,750
Devon Energy Corp., 5.60%, 7/15/41	60,000	68,270
Ecopetrol SA, 4.125%, 1/16/25	30,000	29,325
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	100,000	80,500

50

	Shares/ Principal Amount	Value
Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24(3)	$100,000	$75,250
EOG Resources, Inc., 5.625%, 6/1/19	120,000	138,246
EOG Resources, Inc., 4.10%, 2/1/21	40,000	43,045
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	250,000	274,375
EXCO Resources, Inc., 7.50%, 9/15/18	120,000	99,000
Halcon Resources Corp., 8.875%, 5/15/21	175,000	135,625
Hess Corp., 6.00%, 1/15/40	30,000	34,146
Laredo Petroleum, Inc., 5.625%, 1/15/22	65,000	61,750
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	100,000	90,375
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	150,000	136,500
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 9/15/21	80,000	69,600
Marathon Petroleum Corp., 3.50%, 3/1/16	30,000	30,863
MEG Energy Corp., 7.00%, 3/31/24(3)	150,000	136,500
Newfield Exploration Co., 5.625%, 7/1/24	88,000	93,500
Noble Energy, Inc., 4.15%, 12/15/21	110,000	116,195
Peabody Energy Corp., 7.375%, 11/1/16	45,000	46,913
Peabody Energy Corp., 6.00%, 11/15/18	163,000	156,073
Peabody Energy Corp., 6.50%, 9/15/20	50,000	47,125
Peabody Energy Corp., 6.25%, 11/15/21	125,000	117,656
Pemex Project Funding Master Trust, 6.625%, 6/15/35	30,000	35,250
Petro-Canada, 6.80%, 5/15/38	60,000	79,232
Petrobras Global Finance BV, 5.625%, 5/20/43	50,000	43,555
Petrobras International Finance Co. SA, 5.75%, 1/20/20	140,000	143,847
Petrobras International Finance Co. SA, 5.375%, 1/27/21	50,000	50,034
Petroleos Mexicanos, 6.00%, 3/5/20	80,000	91,316
Petroleos Mexicanos, 4.875%, 1/24/22	20,000	21,350
Petroleos Mexicanos, 3.50%, 1/30/23	30,000	29,070
Petroleos Mexicanos, 5.50%, 6/27/44	40,000	41,400
Phillips 66, 4.30%, 4/1/22	120,000	128,575
Phillips 66, 4.65%, 11/15/34	50,000	51,523
QEP Resources, Inc., 5.375%, 10/1/22	425,000	405,875
QEP Resources, Inc., 5.25%, 5/1/23	100,000	94,500
Range Resources Corp., 5.75%, 6/1/21	100,000	105,500
Range Resources Corp., 5.00%, 8/15/22	155,000	160,813
Rice Energy, Inc., 6.25%, 5/1/22(3)	50,000	48,250
Rosetta Resources, Inc., 5.875%, 6/1/22	65,000	62,725
Sabine Pass LNG LP, 7.50%, 11/30/16	235,000	250,862
Samson Investment Co., 9.75%, 2/15/20	195,000	113,588
Sanchez Energy Corp., 6.125%, 1/15/23(3)	90,000	81,225
SandRidge Energy, Inc., 7.50%, 3/15/21	305,000	247,050
SandRidge Energy, Inc., 7.50%, 2/15/23	60,000	46,800
Seventy Seven Operating LLC, 6.625%, 11/15/19	125,000	112,500
Shell International Finance BV, 2.375%, 8/21/22	80,000	78,375
Shell International Finance BV, 3.625%, 8/21/42	30,000	28,487
Shell International Finance BV, 4.55%, 8/12/43	20,000	21,957
SM Energy Co., 5.00%, 1/15/24	70,000	64,575

51

	Shares/ Principal Amount	Value
Statoil ASA, 2.45%, 1/17/23	$80,000	$77,197
Statoil ASA, 4.80%, 11/8/43	40,000	45,196
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	50,000	52,250
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/1/24	100,000	97,250
Talisman Energy, Inc., 7.75%, 6/1/19	40,000	47,186
Tesoro Corp., 4.25%, 10/1/17	100,000	104,150
Total Capital Canada Ltd., 2.75%, 7/15/23	40,000	39,192
Total Capital SA, 2.125%, 8/10/18	50,000	50,869
Venoco, Inc., 8.875%, 2/15/19	40,000	28,600
Whiting Petroleum Corp., 5.75%, 3/15/21	150,000	151,875
WPX Energy, Inc., 5.25%, 1/15/17	125,000	130,625
		7,965,921
Paper and Forest Products†
Domtar Corp., 4.40%, 4/1/22	60,000	61,966
Georgia-Pacific LLC, 2.54%, 11/15/19(3)	70,000	70,975
International Paper Co., 6.00%, 11/15/41	60,000	69,089
		202,030
Pharmaceuticals — 0.2%
AbbVie, Inc., 1.75%, 11/6/17	60,000	60,400
AbbVie, Inc., 2.90%, 11/6/22	70,000	68,694
AbbVie, Inc., 4.40%, 11/6/42	80,000	80,064
Actavis Funding SCS, 3.85%, 6/15/24	70,000	69,956
Actavis, Inc., 1.875%, 10/1/17	70,000	69,844
Actavis, Inc., 3.25%, 10/1/22	60,000	58,786
Actavis, Inc., 4.625%, 10/1/42	30,000	28,297
Bristol-Myers Squibb Co., 3.25%, 8/1/42	30,000	26,119
Endo Finance LLC & Endo Finco, Inc., 7.00%, 7/15/19(3)	90,000	94,613
Endo Finance LLC & Endo Finco, Inc., 7.00%, 12/15/20(3)	35,000	36,794
Endo Finance LLC & Endo Finco, Inc., 7.25%, 1/15/22(3)	60,000	64,500
Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23(3)	120,000	117,524
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	50,000	50,291
Merck & Co., Inc., 2.40%, 9/15/22	60,000	58,566
Mylan, Inc., 5.40%, 11/29/43	10,000	10,935
Roche Holdings, Inc., 6.00%, 3/1/19(3)	29,000	33,670
Sanofi, 4.00%, 3/29/21	55,000	59,937
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(3)	50,000	53,563
Valeant Pharmaceuticals International, Inc., 6.875%, 12/1/18(3)	100,000	104,000
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(3)	225,000	234,283
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(3)	65,000	70,444
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(3)	115,000	120,463
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(3)	210,000	223,387
		1,795,130
Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., 5.05%, 9/1/20	60,000	65,763
Corrections Corp. of America, 4.125%, 4/1/20	100,000	99,000

52

	Shares/ Principal Amount	Value
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21	$75,000	$76,875
Essex Portfolio LP, 3.625%, 8/15/22	20,000	20,497
Essex Portfolio LP, 3.375%, 1/15/23	30,000	29,930
Essex Portfolio LP, 3.25%, 5/1/23	20,000	19,713
HCP, Inc., 3.75%, 2/1/16	60,000	61,993
Health Care REIT, Inc., 2.25%, 3/15/18	20,000	20,269
Health Care REIT, Inc., 3.75%, 3/15/23	60,000	60,632
Hospitality Properties Trust, 4.65%, 3/15/24	120,000	124,217
Hospitality Properties Trust, 4.50%, 3/15/25	40,000	40,277
Host Hotels & Resorts LP, 3.75%, 10/15/23	30,000	29,959
Kilroy Realty LP, 3.80%, 1/15/23	90,000	91,546
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	140,000	150,500
Omega Healthcare Investors, Inc., 5.875%, 3/15/24	50,000	53,750
Realty Income Corp., 4.125%, 10/15/26	30,000	30,800
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	75,000	74,813
Senior Housing Properties Trust, 4.75%, 5/1/24	60,000	61,906
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	40,000	43,751
		1,156,191
Real Estate Management and Development†
CBRE Services, Inc., 5.00%, 3/15/23	125,000	128,625
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(3)	160,000	160,400
		289,025
Road and Rail†
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	103,000	109,166
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	40,000	44,522
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	60,000	61,894
CSX Corp., 4.25%, 6/1/21	50,000	54,736
CSX Corp., 3.40%, 8/1/24	60,000	60,881
Norfolk Southern Corp., 5.75%, 4/1/18	20,000	22,696
Union Pacific Corp., 4.75%, 9/15/41	80,000	89,144
		443,039
Semiconductors and Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	110,000	99,000
Advanced Micro Devices, Inc., 7.00%, 7/1/24	75,000	64,500
Amkor Technology, Inc., 6.375%, 10/1/22	75,000	74,250
Freescale Semiconductor, Inc., 8.05%, 2/1/20	49,000	52,185
Freescale Semiconductor, Inc., 6.00%, 1/15/22(3)	335,000	346,725
Intel Corp., 1.35%, 12/15/17	60,000	60,034
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(3)	50,000	53,125
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(3)	50,000	53,250
		803,069
Software — 0.1%
Infor US, Inc., 9.375%, 4/1/19	125,000	135,662
Intuit, Inc., 5.75%, 3/15/17	303,000	333,081
Microsoft Corp., 2.375%, 5/1/23	30,000	29,643
Nuance Communications, Inc., 5.375%, 8/15/20(3)	50,000	50,625

53

	Shares/ Principal Amount	Value
Oracle Corp., 2.50%, 10/15/22	$100,000	$97,494
Oracle Corp., 3.625%, 7/15/23	90,000	94,746
Oracle Corp., 3.40%, 7/8/24	50,000	51,539
Sabre GLBL, Inc., 8.50%, 5/15/19(3)	75,000	81,094
		873,884
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24(2)(3)	100,000	101,750
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(3)	100,000	99,000
Claire's Stores, Inc., 9.00%, 3/15/19(3)	40,000	40,700
Hertz Corp. (The), 6.75%, 4/15/19	125,000	129,687
Hertz Corp. (The), 7.375%, 1/15/21	115,000	121,900
Hertz Corp. (The), 6.25%, 10/15/22	65,000	66,138
Home Depot, Inc. (The), 5.95%, 4/1/41	70,000	90,868
Michaels Stores, Inc., 5.875%, 12/15/20(3)	70,000	70,875
Party City Holdings, Inc., 8.875%, 8/1/20	90,000	97,425
Petco Animal Supplies, Inc., 9.25%, 12/1/18(3)	75,000	78,563
Rent-A-Center, Inc., 6.625%, 11/15/20	70,000	66,850
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	135,000	144,450
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	75,000	78,937
Sonic Automotive, Inc., 7.00%, 7/15/22	80,000	86,600
Sonic Automotive, Inc., 5.00%, 5/15/23	125,000	122,500
Toys "R" Us Property Co. II LLC, 8.50%, 12/1/17	85,000	85,000
United Rentals North America, Inc., 5.75%, 7/15/18	95,000	99,750
United Rentals North America, Inc., 8.375%, 9/15/20	300,000	324,000
United Rentals North America, Inc., 7.625%, 4/15/22	25,000	27,750
United Rentals North America, Inc., 6.125%, 6/15/23	75,000	79,687
		2,012,430
Technology Hardware, Storage and Peripherals†
Dell, Inc., 2.30%, 9/10/15	40,000	40,270
Dell, Inc., 5.875%, 6/15/19	120,000	127,500
Hewlett-Packard Co., 4.30%, 6/1/21	100,000	104,832
NCR Corp., 5.00%, 7/15/22	40,000	39,200
		311,802
Textiles, Apparel and Luxury Goods — 0.1%
Gymboree Corp., 9.125%, 12/1/18	75,000	27,750
Hanesbrands, Inc., 6.375%, 12/15/20	205,000	219,247
L Brands, Inc., 6.625%, 4/1/21	75,000	84,938
L Brands, Inc., 5.625%, 2/15/22	140,000	151,550
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22(3)	90,000	92,925
Polymer Group, Inc., 7.75%, 2/1/19	112,000	117,040
		693,450
Tobacco†
Altria Group, Inc., 2.85%, 8/9/22	140,000	136,516
Philip Morris International, Inc., 4.125%, 5/17/21	110,000	119,788
		256,304

54

	Shares/ Principal Amount	Value
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 5.00%, 3/30/20	$20,000	$22,289
Sprint Communications, 9.00%, 11/15/18(3)	100,000	116,000
Sprint Communications, 7.00%, 3/1/20(3)	100,000	110,563
Sprint Communications, 6.00%, 11/15/22	220,000	212,575
Sprint Corp., 7.25%, 9/15/21	265,000	271,625
Sprint Corp., 7.125%, 6/15/24	235,000	233,531
T-Mobile USA, Inc., 6.46%, 4/28/19	100,000	104,000
T-Mobile USA, Inc., 6.625%, 11/15/20	125,000	129,844
T-Mobile USA, Inc., 6.63%, 4/28/21	120,000	124,050
T-Mobile USA, Inc., 6.125%, 1/15/22	75,000	76,594
T-Mobile USA, Inc., 6.625%, 4/1/23	210,000	218,925
T-Mobile USA, Inc., 6.375%, 3/1/25	130,000	132,275
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(3)	120,000	115,920
Vodafone Group plc, 5.625%, 2/27/17	30,000	32,794
		1,900,985
TOTAL CORPORATE BONDS (Cost $89,331,259)		90,375,050
U.S. TREASURY SECURITIES — 5.5%
U.S. Treasury Bonds, 5.50%, 8/15/28	50,000	67,918
U.S. Treasury Bonds, 4.375%, 11/15/39	900,000	1,153,898
U.S. Treasury Bonds, 4.375%, 5/15/41	120,000	155,494
U.S. Treasury Bonds, 2.75%, 11/15/42	1,450,000	1,407,973
U.S. Treasury Bonds, 2.875%, 5/15/43	550,000	546,949
U.S. Treasury Bonds, 3.125%, 8/15/44	200,000	208,953
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	836,973	1,076,622
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	782,597	1,013,891
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	695,257	668,696
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	424,481	394,071
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	1,078,380	1,086,300
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	1,331,875	1,405,024
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	5,449,548	5,522,349
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	2,574,300	2,602,254
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	825,555	882,957
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	4,515,740	4,782,096
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	633,666	653,864
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,367,184	1,354,153
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,225,422	2,206,993
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	1,495,284	1,469,934
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	4,500,452	4,522,252
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	2,754,378	2,809,895
U.S. Treasury Inflation Indexed Notes, 2.50%, 1/15/29	5,244,009	6,569,348
U.S. Treasury Inflation Indexed Notes, 1.375%, 2/15/44	1,021,330	1,142,613
U.S. Treasury Notes, 1.875%, 6/30/15	500,000	505,117
U.S. Treasury Notes, 0.375%, 11/15/15	500,000	501,016
U.S. Treasury Notes, 0.375%, 1/15/16	1,300,000	1,302,640

55

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 0.625%, 12/15/16	$1,400,000	$1,403,500
U.S. Treasury Notes, 2.375%, 7/31/17	700,000	729,750
U.S. Treasury Notes, 2.625%, 4/30/18	100,000	105,273
U.S. Treasury Notes, 1.375%, 7/31/18	1,800,000	1,815,610
U.S. Treasury Notes, 1.375%, 9/30/18	700,000	704,703
U.S. Treasury Notes, 1.25%, 10/31/18	800,000	800,813
U.S. Treasury Notes, 1.625%, 8/31/19	2,800,000	2,823,187
U.S. Treasury Notes, 1.50%, 10/31/19	3,400,000	3,403,454
U.S. Treasury Notes, 2.125%, 9/30/21	250,000	254,180
U.S. Treasury Notes, 2.00%, 10/31/21	3,900,000	3,930,163
TOTAL U.S. TREASURY SECURITIES (Cost $60,149,372)		61,983,903
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 2.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.5%
FHLMC, VRN, 1.74%, 12/15/14	70,698	72,244
FHLMC, VRN, 1.84%, 12/15/14	167,950	172,443
FHLMC, VRN, 1.97%, 12/15/14	142,029	147,152
FHLMC, VRN, 1.98%, 12/15/14	128,014	131,832
FHLMC, VRN, 2.09%, 12/15/14	315,508	320,297
FHLMC, VRN, 2.26%, 12/15/14	115,998	123,482
FHLMC, VRN, 2.35%, 12/15/14	238,346	240,369
FHLMC, VRN, 2.375%, 12/15/14	293,341	314,549
FHLMC, VRN, 2.40%, 12/15/14	57,542	61,834
FHLMC, VRN, 2.40%, 12/15/14	86,199	92,433
FHLMC, VRN, 2.56%, 12/15/14	56,945	60,142
FHLMC, VRN, 2.87%, 12/15/14	40,109	41,544
FHLMC, VRN, 3.24%, 12/15/14	49,158	51,916
FHLMC, VRN, 3.29%, 12/15/14	125,082	131,936
FHLMC, VRN, 3.79%, 12/15/14	99,256	105,062
FHLMC, VRN, 3.82%, 12/15/14	149,263	157,042
FHLMC, VRN, 4.06%, 12/15/14	83,480	88,675
FHLMC, VRN, 4.32%, 12/15/14	121,372	128,351
FHLMC, VRN, 5.10%, 12/15/14	13,654	14,621
FHLMC, VRN, 5.23%, 12/15/14	35,445	37,123
FHLMC, VRN, 5.37%, 12/15/14	106,794	113,260
FHLMC, VRN, 6.12%, 12/15/14	37,072	39,597
FNMA, VRN, 1.89%, 12/25/14	145,200	154,345
FNMA, VRN, 1.92%, 12/25/14	285,705	301,263
FNMA, VRN, 1.94%, 12/25/14	331,740	353,506
FNMA, VRN, 1.94%, 12/25/14	395,600	417,377
FNMA, VRN, 1.94%, 12/25/14	238,887	255,874
FNMA, VRN, 1.94%, 12/25/14	207,090	221,116
FNMA, VRN, 2.20%, 12/25/14	55,699	59,559
FNMA, VRN, 2.32%, 12/25/14	154,003	165,097
FNMA, VRN, 2.71%, 12/25/14	157,901	163,081
FNMA, VRN, 2.97%, 12/25/14	41,529	44,466

56

	Shares/ Principal Amount	Value
FNMA, VRN, 3.31%, 12/25/14	$58,492	$62,934
FNMA, VRN, 3.36%, 12/25/14	97,923	102,578
FNMA, VRN, 3.76%, 12/25/14	74,650	79,056
FNMA, VRN, 3.92%, 12/25/14	88,421	93,678
FNMA, VRN, 5.29%, 12/25/14	142,597	152,954
		5,272,788
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 2.2%
FHLMC, 4.50%, 1/1/19	88,280	92,966
FHLMC, 5.00%, 1/1/21	121,229	130,234
FHLMC, 5.00%, 4/1/21	163,274	174,711
FHLMC, 7.00%, 8/1/29	1,469	1,664
FHLMC, 8.00%, 7/1/30	9,988	12,091
FHLMC, 5.50%, 12/1/33	73,789	82,408
FHLMC, 6.00%, 11/1/38	504,755	571,022
FHLMC, 6.50%, 7/1/47	5,330	5,881
FNMA, 4.00%, 12/11/14(5)	525,000	560,561
FNMA, 7.50%, 6/1/15	264	264
FNMA, 5.50%, 12/1/16	11,467	12,169
FNMA, 4.50%, 5/1/19	52,620	55,561
FNMA, 4.50%, 5/1/19	65,363	69,064
FNMA, 5.00%, 9/1/20	41,731	44,856
FNMA, 2.625%, 9/6/24	180,000	181,705
FNMA, 7.00%, 6/1/26	465	528
FNMA, 7.50%, 3/1/27	1,779	1,803
FNMA, 7.00%, 1/1/29	4,495	5,064
FNMA, 6.50%, 4/1/29	11,785	13,417
FNMA, 6.50%, 8/1/29	9,215	10,872
FNMA, 6.50%, 12/1/29	19,102	21,901
FNMA, 7.00%, 3/1/30	5,114	5,898
FNMA, 8.00%, 7/1/30	11,436	12,481
FNMA, 7.50%, 9/1/30	2,951	3,624
FNMA, 6.625%, 11/15/30	950,000	1,383,973
FNMA, 5.00%, 7/1/31	11,364	12,721
FNMA, 7.00%, 9/1/31	15,119	17,307
FNMA, 6.50%, 1/1/32	7,003	7,971
FNMA, 6.50%, 8/1/32	8,269	9,641
FNMA, 6.50%, 11/1/32	77,149	90,285
FNMA, 5.50%, 6/1/33	28,916	32,630
FNMA, 5.50%, 8/1/33	46,833	52,823
FNMA, 5.00%, 11/1/33	357,231	397,377
FNMA, 4.50%, 9/1/35	217,059	236,346
FNMA, 5.00%, 1/1/36	1,273,686	1,414,779
FNMA, 5.00%, 2/1/36	289,290	321,411
FNMA, 5.50%, 1/1/37	203,886	228,698
FNMA, 5.50%, 2/1/37	109,291	122,407
FNMA, 6.50%, 8/1/37	119,893	130,596

57

	Shares/ Principal Amount	Value
FNMA, 4.50%, 2/1/39	$416,878	$454,020
FNMA, 5.00%, 4/1/40	696,258	773,993
FNMA, 5.00%, 6/1/40	583,097	648,404
FNMA, 3.50%, 1/1/41	602,648	629,846
FNMA, 4.00%, 1/1/41	1,575,824	1,696,694
FNMA, 4.50%, 1/1/41	846,843	923,254
FNMA, 4.00%, 5/1/41	590,615	631,807
FNMA, 4.50%, 7/1/41	829,267	908,249
FNMA, 4.50%, 9/1/41	1,001,612	1,091,624
FNMA, 4.00%, 12/1/41	527,938	567,255
FNMA, 4.00%, 1/1/42	303,776	324,883
FNMA, 3.50%, 5/1/42	1,539,955	1,609,528
FNMA, 3.50%, 6/1/42	216,123	226,020
FNMA, 3.50%, 9/1/42	1,757,795	1,837,110
FNMA, 3.00%, 11/1/42	712,919	721,813
FNMA, 6.50%, 8/1/47	23,252	25,760
FNMA, 6.50%, 8/1/47	31,599	35,001
FNMA, 6.50%, 9/1/47	54,796	60,701
FNMA, 6.50%, 9/1/47	2,640	2,926
FNMA, 6.50%, 9/1/47	12,062	13,368
FNMA, 6.50%, 9/1/47	17,521	19,421
FNMA, 6.50%, 9/1/47	4,684	5,189
GNMA, 7.50%, 10/15/25	2,354	2,652
GNMA, 6.00%, 3/15/26	15,628	17,671
GNMA, 7.00%, 12/15/27	4,258	4,413
GNMA, 6.50%, 2/15/28	1,287	1,469
GNMA, 7.50%, 5/15/30	3,227	3,376
GNMA, 7.00%, 5/15/31	19,087	22,257
GNMA, 5.50%, 11/15/32	43,838	49,184
GNMA, 6.50%, 10/15/38	679,953	776,284
GNMA, 4.00%, 1/20/41	1,338,517	1,441,407
GNMA, 4.50%, 5/20/41	664,836	730,447
GNMA, 4.50%, 6/15/41	594,216	659,208
GNMA, 4.00%, 6/20/42	1,191,917	1,280,612
		24,725,556
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $28,917,165)		29,998,344
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 0.7%
Private Sponsor Collateralized Mortgage Obligations — 0.6%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	34,754	36,650
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.50%, 12/1/14	45,895	46,039
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	239,911	189,806
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.61%, 12/1/14	116,208	117,132
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	40,677	41,139
58

	Shares/ Principal Amount	Value
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.69%, 12/1/14	$223,963	$223,555
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	97,325	101,871
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.18%, 12/1/14	91,452	90,962
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.22%, 12/1/14	83,742	82,211
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.23%, 12/1/14	177,989	177,255
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.13%, 12/1/14	60,331	58,154
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.08%, 12/1/14	128,708	128,642
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.65%, 12/1/14	191,468	190,478
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.59%, 12/1/14	146,402	146,278
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.67%, 12/1/14	148,424	149,223
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.24%, 12/1/14	76,753	77,082
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.57%, 12/1/14	53,871	54,098
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.63%, 12/1/14	150,190	153,262
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/14(3)	178,598	176,797
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.64%, 12/1/14	260,697	266,179
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	58,028	61,122
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.16%, 12/25/14	154,160	153,265
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.48%, 12/1/14	103,823	101,955
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.49%, 12/1/14	53,135	53,506
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/14	57,019	57,358
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 12/1/14(3)	185,273	193,739
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.39%, 12/1/14	170,679	174,216
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.39%, 12/1/14	103,552	103,725
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.90%, 12/25/14	135,153	131,596
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	87,674	94,211
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.40%, 12/1/14	272,220	270,545
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 12/1/14	150,567	153,879
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.62%, 12/1/14	192,799	195,730

59

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	$120,724	$123,295
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	165,295	169,912
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	22,129	22,653
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	191,641	202,144
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 12/1/14	322,744	328,119
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.61%, 12/1/14	104,857	106,938
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.61%, 12/1/14	149,795	150,682
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 12/1/14	68,921	69,696
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.59%, 12/1/14	52,081	53,201
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.61%, 12/1/14	95,760	96,607
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 12/1/14	99,853	101,380
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.06%, 12/1/14	265,663	269,580
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	150,049	154,636
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	74,228	77,524
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	74,349	77,185
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	48,603	50,387
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	14,971	15,228
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 5.91%, 12/1/14	120,736	120,885
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	94,352	99,756
		6,541,468
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	310,071	337,298
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	552,460	552,567
		889,865
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,438,749)		7,431,333
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 0.5%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/1/14	190,127	193,506
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/1/14	175,000	181,101
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(3)	390,000	391,235
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 0.96%, 12/15/14(3)	275,000	274,902

60

	Shares/ Principal Amount	Value
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	$325,000	$329,357
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.11%, 12/15/14(3)	425,000	426,173
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	300,000	318,518
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 12/15/14(3)	250,000	250,239
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	250,000	271,263
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, 4.19%, 10/10/47	225,000	238,981
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 12/1/14	88,331	88,344
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	247,012	248,605
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	412,462	413,713
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	300,000	314,641
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/14(3)	375,000	381,044
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	100,000	108,674
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	150,000	164,759
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, VRN, 1.06%, 12/15/14(3)	275,000	275,641
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, SEQ, 4.57%, 1/15/31	25,243	25,677
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 12/11/14	250,000	255,757
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 12/11/14	325,000	336,697
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	175,000	175,651
Morgan Stanley Capital I Trust, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	18,745	18,728
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.56%, 12/1/14(3)	225,000	231,123
VNDO Mortgage Trust, Series 2013-PENN, Class C, VRN, 4.08%, 12/1/14(3)	100,000	104,453
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	867	866
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,917,119)		6,019,648
ASSET-BACKED SECURITIES(4) — 0.3%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(3)	55,696	59,177
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A SEQ, 2.05%, 8/20/16(3)	225,000	226,587
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.58%, 12/7/14(3)	325,000	324,891
CNH Equipment Trust, Series 2014-B, Class A2 SEQ, 0.48%, 8/15/17	350,000	349,993
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.51%, 12/15/14	275,000	275,430
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	150,000	150,191
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.32%, 12/15/14	204,932	204,838

61

	Shares/ Principal Amount	Value
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.56%, 12/10/14(3)	$375,000	$375,218
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	87,579	88,530
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	292,543	290,764
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	310,000	310,116
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	250,000	250,465
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/20/31(3)	220,595	220,414
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(3)	185,000	187,694
UAL 2007-1 Pass Through Trust, Series 071A, 6.64%, 1/2/24	85,301	92,125
US Airways 2013-1 Class A Pass-Through Trust, 3.95%, 5/15/27	58,253	59,126
TOTAL ASSET-BACKED SECURITIES (Cost $3,457,939)		3,465,559
MUNICIPAL SECURITIES — 0.3%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	30,000	37,358
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	50,000	72,676
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	95,000	131,538
California GO, (Building Bonds), 6.65%, 3/1/22	60,000	74,728
California GO, (Building Bonds), 7.55%, 4/1/39	20,000	30,376
California GO, (Building Bonds), 7.30%, 10/1/39	45,000	65,102
California GO, (Building Bonds), 7.60%, 11/1/40	40,000	62,178
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	85,000	83,582
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	50,000	55,731
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	50,000	67,294
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	35,000	44,228
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	75,000	102,189
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	40,000	55,157
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	70,000	103,704
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	30,000	42,999
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	30,000	39,353
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	80,000	90,668
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.15%, 12/3/14 (LOC: FNMA)	225,000	225,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	50,000	63,876
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	45,000	45,834
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	700,000	497,777
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	90,000	112,070
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	140,000	178,305

62

	Shares/ Principal Amount	Value
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	$45,000	$52,492
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	50,000	63,328
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	55,000	67,385
Utah Housing Corp. Multifamily Housing Rev., Series 2004 B, (Tanglewood),VRDN, 0.14%, 12/3/14 (LOC: Citibank N.A.)	400,000	400,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	20,000	24,151
TOTAL MUNICIPAL SECURITIES (Cost $2,541,572)		2,889,079
COMMERCIAL PAPER(6) — 0.2%
Bank of Nova Scotia, 0.17%, 12/3/14(3)	250,000	249,999
BNP Paribas Finance, Inc., 0.18%, 12/5/14	250,000	249,996
Catholic Health Initiatives, 0.18%, 1/7/15	500,000	499,937
Charta LLC, 0.15%, 2/4/15(3)	250,000	249,914
Crown Point Capital Co., 0.18%, 12/1/14(3)	250,000	249,997
Lexington Parker Capital, 0.18%, 1/16/15(3)	250,000	249,940
Liberty Street Funding LLC, 0.17%, 2/19/15(3)	250,000	249,882
Toronto Dominion Holding, 0.17%, 3/23/15(3)	250,000	249,874
Toyota Motor Credit Corp., 0.18%, 12/11/14	250,000	249,996
TOTAL COMMERCIAL PAPER (Cost $2,499,536)		2,499,535
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell 2000 Value Index Fund	559	55,732
iShares Russell Midcap Value Index Fund	23,651	1,743,315
iShares S&P SmallCap 600 Index Fund	600	66,780
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,653,239)		1,865,827
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Brazil†
Brazilian Government International Bond, 5.875%, 1/15/19	$230,000	260,935
Canada†
Province of Ontario Canada, 1.00%, 7/22/16	40,000	40,208
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21	100,000	106,900
Italy†
Italy Government International Bond, 6.875%, 9/27/23	60,000	76,998
Mexico — 0.1%
Mexico Government International Bond, 5.625%, 1/15/17	20,000	21,870
Mexico Government International Bond, MTN, 5.95%, 3/19/19	200,000	229,200
Mexico Government International Bond, 5.125%, 1/15/20	70,000	78,435
Mexico Government International Bond, 6.05%, 1/11/40	80,000	98,020
Mexico Government International Bond, MTN, 4.75%, 3/8/44	60,000	62,205
		489,730
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37	40,000	51,700
Peruvian Government International Bond, 5.625%, 11/18/50	60,000	70,500
		122,200

63

	Shares/ Principal Amount	Value
Poland†
Poland Government International Bond, 5.125%, 4/21/21	$70,000	$79,287
South Korea†
Export-Import Bank of Korea, 3.75%, 10/20/16	100,000	105,146
Korea Development Bank (The), 3.25%, 3/9/16	80,000	82,263
Korea Development Bank (The), 4.00%, 9/9/16	70,000	73,519
		260,928
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	30,000	26,775
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,342,085)		1,463,961
PREFERRED STOCKS†
Consumer Finance†
Ally Financial, Inc., 7.00%(3) (Cost $126,170)	131	132,150
CONVERTIBLE PREFERRED STOCKS†
Household Durables†
Beazer Homes USA, Inc., 7.50%, 7/15/15 (Cost $38,580)	1,476	44,856
TEMPORARY CASH INVESTMENTS — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost $4,086,747)	4,086,747	4,086,747
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $902,499,559)		1,111,617,634
OTHER ASSETS AND LIABILITIES — 1.1%		12,262,750
TOTAL NET ASSETS — 100.0%		$1,123,880,384

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	89,535	USD	79,633	JPMorgan Chase Bank N.A.	12/31/14	$(1,388)
CAD	66,581	USD	58,197	JPMorgan Chase Bank N.A.	12/31/14	(11)
CAD	120,117	USD	104,992	JPMorgan Chase Bank N.A.	12/31/14	(20)
USD	836,846	CAD	941,741	JPMorgan Chase Bank N.A.	12/31/14	13,846
USD	1,313,818	CAD	1,478,499	JPMorgan Chase Bank N.A.	12/31/14	21,738
USD	2,876,829	CAD	3,237,426	JPMorgan Chase Bank N.A.	12/31/14	47,600
USD	890,691	EUR	713,929	UBS AG	12/31/14	2,822
USD	1,137,946	EUR	912,115	UBS AG	12/31/14	3,605
USD	11,601	EUR	9,331	UBS AG	12/31/14	(3)
GBP	5,385	USD	8,501	Credit Suisse AG	12/31/14	(91)
USD	208,289	GBP	132,595	Credit Suisse AG	12/31/14	1,207
						$89,305

64

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GDR	-	Global Depositary Receipt
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
LOC	-	Letter of Credit
MTN	-	Medium Term Note
NVDR	-	Non-Voting Depositary Receipt
OJSC	-	Open Joint Stock Company
PIK	-	Payment in Kind
PJSC	-	Public Joint Stock Company
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $27,552,746, which represented 2.5% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Forward commitment. Settlement date is indicated.

(6)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(7)	Security is in default.

See Notes to Financial Statements.

65

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $902,499,559)	$1,111,617,634
Cash	3,660,334
Foreign currency holdings, at value (cost of $144,079)	141,809
Receivable for investments sold	13,628,454
Receivable for capital shares sold	188,995
Unrealized appreciation on forward foreign currency exchange contracts	90,818
Dividends and interest receivable	3,136,124
Other assets	22,619
1,132,486,787

Liabilities
Payable for investments purchased	6,626,675
Payable for capital shares redeemed	741,833
Unrealized depreciation on forward foreign currency exchange contracts	1,513
Accrued management fees	1,025,252
Distribution and service fees payable	150,977
Accrued foreign taxes	60,153
8,606,403

Net Assets	$1,123,880,384

Net Assets Consist of:
Capital (par value and paid-in surplus)	$816,475,085
Undistributed net investment income	617,048
Undistributed net realized gain	97,670,634
Net unrealized appreciation	209,117,617
$1,123,880,384

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$527,739,615	57,420,532	$9.19
Institutional Class, $0.01 Par Value	$134,762,880	14,706,704	$9.16
A Class, $0.01 Par Value	$346,971,914	37,615,665	$9.22*
B Class, $0.01 Par Value	$7,227,607	793,852	$9.10
C Class, $0.01 Par Value	$77,936,996	8,583,702	$9.08
R Class, $0.01 Par Value	$24,105,521	2,615,538	$9.22
R6 Class, $0.01 Par Value	$5,135,851	560,862	$9.16
*Maximum offering price $9.78 (net asset value divided by 0.9425).

See Notes to Financial Statements.

66

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $456,398)	$14,228,532
Interest	7,367,095
21,595,627

Expenses:
Management fees	12,850,908
Distribution and service fees:
A Class	953,979
B Class	80,117
C Class	749,383
R Class	114,977
Directors' fees and expenses	7,275
Other expenses	6,604
14,763,243

Net investment income (loss)	6,832,384

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $5,363)	124,535,388
Futures contract transactions	(110,188)
Foreign currency transactions	212,160
124,637,360

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(29,289))	(32,390,796)
Futures contracts	1,226
Translation of assets and liabilities in foreign currencies	45,422
(32,344,148)

Net realized and unrealized gain (loss)	92,293,212

Net Increase (Decrease) in Net Assets Resulting from Operations	$99,125,596

See Notes to Financial Statements.

67

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$6,832,384	$8,625,029
Net realized gain (loss)	124,637,360	125,448,325
Change in net unrealized appreciation (depreciation)	(32,344,148)	55,212,470
Net increase (decrease) in net assets resulting from operations	99,125,596	189,285,824

Distributions to Shareholders
From net investment income:
Investor Class	(6,306,397)	(6,115,358)
Institutional Class	(1,513,647)	(2,352,342)
A Class	(3,938,741)	(4,475,326)
B Class	(23,225)	(111,468)
C Class	(190,667)	(629,373)
R Class	(170,291)	(268,082)
R6 Class	(424)	—
From net realized gains:
Investor Class	(49,893,095)	(16,334,716)
Institutional Class	(10,338,783)	(5,657,353)
A Class	(38,872,098)	(12,563,232)
B Class	(884,840)	(370,091)
C Class	(7,265,686)	(2,119,675)
R Class	(2,229,654)	(804,957)
R6 Class	(2,643)	—
Decrease in net assets from distributions	(121,630,191)	(51,801,973)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	38,619,813	(77,328,804)

Net increase (decrease) in net assets	16,115,218	60,155,047

Net Assets
Beginning of period	1,107,765,166	1,047,610,119
End of period	$1,123,880,384	$1,107,765,166

Undistributed net investment income	$617,048	$5,798,946

See Notes to Financial Statements.

68

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good

69

faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there

70

are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.15% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.70% to 0.95% for the Institutional Class and 0.55% to 0.80% for the R6 Class. Prior to August 1, 2014, the annual management fee schedule ranged from 0.90% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class, 0.70 to 1.00% for the Institutional Class and 0.55% to 0.85% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2014 was 1.17% for the Investor Class, A Class, B Class, C Class and R Class, 0.97% for the Institutional Class and 0.80% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

71

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2014 totaled $854,828,032, of which $31,195,992 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 totaled $921,847,421, of which $48,716,129 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	310,000,000		350,000,000
Sold	11,798,310	$104,263,594	12,656,078	$108,593,798
Issued in reinvestment of distributions	6,678,419	55,371,763	2,722,263	22,078,286
Redeemed	(14,709,698)	(128,695,139)	(15,049,944)	(130,262,122)
	3,767,031	30,940,218	328,397	409,962
Institutional Class/Shares Authorized	75,000,000		75,000,000
Sold	4,747,470	41,638,933	4,364,175	37,432,804
Issued in reinvestment of distributions	1,419,953	11,716,289	991,318	7,984,724
Redeemed	(2,518,479)	(21,951,464)	(14,100,088)	(118,407,464)
	3,648,944	31,403,758	(8,744,595)	(72,989,936)
A Class/Shares Authorized	225,000,000		225,000,000
Sold	7,024,811	61,976,742	7,903,109	69,187,265
Issued in reinvestment of distributions	5,055,845	42,171,642	2,050,698	16,712,932
Redeemed	(15,747,781)	(139,992,063)	(10,792,551)	(93,584,178)
	(3,667,125)	(35,843,679)	(838,744)	(7,683,981)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	8,623	72,829	17,593	151,973
Issued in reinvestment of distributions	106,739	884,989	57,561	466,659
Redeemed	(282,347)	(2,458,822)	(355,512)	(3,059,565)
	(166,985)	(1,501,004)	(280,358)	(2,440,933)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	1,354,525	11,757,534	1,587,254	13,713,187
Issued in reinvestment of distributions	860,899	7,120,668	316,737	2,562,606
Redeemed	(1,416,122)	(12,269,133)	(1,075,629)	(9,288,943)
	799,302	6,609,069	828,362	6,986,850
R Class/Shares Authorized	25,000,000		25,000,000
Sold	605,407	5,321,252	897,257	7,755,042
Issued in reinvestment of distributions	287,352	2,399,717	131,446	1,072,988
Redeemed	(652,660)	(5,752,279)	(1,222,194)	(10,463,796)
	240,099	1,968,690	(193,491)	(1,635,766)
R6 Class/Shares Authorized	10,000,000		50,000,000
Sold	696,276	6,267,070	2,815	25,000
Issued in reinvestment of distributions	373	3,067	—	—
Redeemed	(138,602)	(1,227,376)	—	—
	558,047	5,042,761	2,815	25,000
Net increase (decrease)	5,179,313	$38,619,813	(8,897,614)	$(77,328,804)

(1) July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

72

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$705,676,180	$193,685,462	—
Corporate Bonds	—	90,375,050	—
U.S. Treasury Securities	—	61,983,903	—
U.S. Government Agency Mortgage-Backed Securities	—	29,998,344	—
Collateralized Mortgage Obligations	—	7,431,333	—
Commercial Mortgage-Backed Securities	—	6,019,648	—
Asset-Backed Securities	—	3,465,559	—
Municipal Securities	—	2,889,079	—
Commercial Paper	—	2,499,535	—
Exchange-Traded Funds	1,865,827	—	—
Sovereign Governments and Agencies	—	1,463,961	—
Preferred Stocks	—	132,150	—
Convertible Preferred Stocks	—	44,856	—
Temporary Cash Investments	4,086,747	—	—
	$711,628,754	$399,988,880	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$90,818	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,513)	—

73

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,885,102.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 12 contracts.

Value of Derivative Instruments as of November 30, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$90,818	Unrealized depreciation on forward foreign currency exchange contracts	$1,513

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$341,410	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$91,353
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(110,188)	Change in net unrealized appreciation (depreciation) on futures contracts	1,226
		$231,222		$92,579

74

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 16, 2014, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 15, 2014 of $0.9103 for the Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class.

On December 16, 2014, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 15, 2014:

Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
$0.0301	$0.0479	$0.0079	—	—	—	$0.0612

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$33,649,366	$13,951,949
Long-term capital gains	$87,980,825	$37,850,024

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $11,334,381, undistributed net investment income $129,110, and undistributed net realized gain $(11,463,491).

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$913,302,948
Gross tax appreciation of investments	$215,714,742
Gross tax depreciation of investments	(17,400,056)
Net tax appreciation (depreciation) of investments	198,314,686
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(89,746)
Net tax appreciation (depreciation)	$198,224,940
Other book-to-tax adjustments	$(84,774)
Undistributed ordinary income	$11,797,111
Accumulated long-term gains	$97,468,022

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

75

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.46	0.07	0.71	0.78	(0.12)	(0.93)	(1.05)	$9.19	9.47%	1.17%	0.76%	77%	$527,740
2013	$8.31	0.08	1.48	1.56	(0.11)	(0.30)	(0.41)	$9.46	19.71%	1.20%	0.96%	79%	$507,497
2012	$7.46	0.10	0.85	0.95	(0.10)	—	(0.10)	$8.31	12.92%	1.20%	1.30%	80%	$442,983
2011	$7.30	0.09	0.15	0.24	(0.08)	—	(0.08)	$7.46	3.32%	1.20%	1.19%	91%	$445,035
2010	$6.59	0.08	0.72	0.80	(0.09)	—	(0.09)	$7.30	12.18%	1.21%	1.11%	98%	$478,255
Institutional Class
2014	$9.44	0.08	0.71	0.79	(0.14)	(0.93)	(1.07)	$9.16	9.62%	0.97%	0.96%	77%	$134,763
2013	$8.28	0.10	1.48	1.58	(0.12)	(0.30)	(0.42)	$9.44	20.13%	1.00%	1.16%	79%	$104,332
2012	$7.44	0.12	0.85	0.97	(0.13)	—	(0.13)	$8.28	13.13%	1.00%	1.50%	80%	$163,871
2011	$7.30	0.11	0.15	0.26	(0.12)	—	(0.12)	$7.44	3.46%	1.00%	1.39%	91%	$127,983
2010	$6.60	0.09	0.72	0.81	(0.11)	—	(0.11)	$7.30	12.46%	1.01%	1.31%	98%	$122,223

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$9.49	0.05	0.70	0.75	(0.09)	(0.93)	(1.02)	$9.22	9.13%	1.42%	0.51%	77%	$346,972
2013	$8.34	0.06	1.50	1.56	(0.11)	(0.30)	(0.41)	$9.49	19.54%	1.45%	0.71%	79%	$391,638
2012	$7.47	0.08	0.85	0.93	(0.06)	—	(0.06)	$8.34	12.61%	1.45%	1.05%	80%	$351,492
2011	$7.30	0.07	0.15	0.22	(0.05)	—	(0.05)	$7.47	2.94%	1.45%	0.94%	91%	$332,329
2010	$6.57	0.06	0.72	0.78	(0.05)	—	(0.05)	$7.30	11.96%	1.46%	0.86%	98%	$352,882
B Class
2014	$9.37	(0.02)	0.70	0.68	(0.02)	(0.93)	(0.95)	$9.10	8.34%	2.17%	(0.24)%	77%	$7,228
2013	$8.29	—(3)	1.47	1.47	(0.09)	(0.30)	(0.39)	$9.37	18.53%	2.20%	(0.04)%	79%	$9,002
2012	$7.41	0.02	0.86	0.88	—	—	—	$8.29	11.88%	2.20%	0.30%	80%	$10,287
2011	$7.25	0.01	0.15	0.16	—	—	—	$7.41	2.21%	2.20%	0.19%	91%	$10,982
2010	$6.52	0.01	0.72	0.73	—	—	—	$7.25	11.20%	2.21%	0.11%	98%	$12,471

77

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$9.35	(0.02)	0.70	0.68	(0.02)	(0.93)	(0.95)	$9.08	8.36%	2.17%	(0.24)%	77%	$77,937
2013	$8.27	—(3)	1.47	1.47	(0.09)	(0.30)	(0.39)	$9.35	18.57%	2.20%	(0.04)%	79%	$72,756
2012	$7.39	0.02	0.86	0.88	—	—	—	$8.27	11.91%	2.20%	0.30%	80%	$57,519
2011	$7.24	0.01	0.14	0.15	—	—	—	$7.39	2.07%	2.20%	0.19%	91%	$54,470
2010	$6.51	0.01	0.72	0.73	—	—	—	$7.24	11.21%	2.21%	0.11%	98%	$55,588
R Class
2014	$9.48	0.02	0.72	0.74	(0.07)	(0.93)	(1.00)	$9.22	8.96%	1.67%	0.26%	77%	$24,106
2013	$8.35	0.04	1.49	1.53	(0.10)	(0.30)	(0.40)	$9.48	19.18%	1.70%	0.46%	79%	$22,513
2012	$7.47	0.06	0.85	0.91	(0.03)	—	(0.03)	$8.35	12.30%	1.70%	0.80%	80%	$21,458
2011	$7.28	0.05	0.15	0.20	(0.01)	—	(0.01)	$7.47	2.78%	1.70%	0.69%	91%	$18,226
2010	$6.53	0.04	0.73	0.77	(0.02)	—	(0.02)	$7.28	11.78%	1.71%	0.61%	98%	$17,624
R6 Class
2014	$9.44	0.08	0.72	0.80	(0.15)	(0.93)	(1.08)	$9.16	9.82%	0.80%	1.13%	77%	$5,136
2013(4)	$8.88	0.03	0.53	0.56	—	—	—	$9.44	6.31%	0.85%(5)	1.12%(5)	79%(6)	$27

78

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

79

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

80

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

81

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

82

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

83

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

84

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and ten-year periods and below its benchmark for the one- and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

85

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Board and the Advisor agreed to a reduction to the initial breakpoint of the Fund’s annual unified management fee of 0.05% beginning August 1, 2014 (e.g., the Investor Class unified fee on assets up to $1 billion will be reduced from 1.20% to 1.15%). The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

86

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

87

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

88

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For corporate taxpayers, the fund hereby designates $13,242,880, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $22,544,706 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2014.

The fund hereby designates $97,745,401, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2014.

The fund utilized earnings and profits of $11,421,552 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

89

Notes

90

Notes

91

Notes

92

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84135 1501

ANNUAL REPORT	NOVEMBER 30, 2014

Strategic Allocation: Conservative Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	7.00%	7.79%	5.72%	6.26%	2/15/96
S&P 500 Index	—	16.86%	15.95%	8.06%	8.44%(1)	—
Barclays U.S. Aggregate Bond Index	—	5.27%	4.10%	4.79%	5.73%(1)	—
Barclays U.S. 1–3 Month Treasury Bill Index	—	0.03%	0.07%	1.49%	2.57%(1)	—
Institutional Class	ACCIX	7.21%	8.00%	5.93%	5.54%	8/1/00
A Class(2)	ACCAX					10/2/96
No sales charge*		6.74%	7.49%	5.44%	6.02%
With sales charge*		0.60%	6.24%	4.81%	5.68%
B Class	ACVBX					9/30/04
No sales charge*		5.93%	6.73%	4.68%	4.87%
With sales charge*		1.93%	6.58%	4.68%	4.87%
C Class	AACCX	5.93%	6.73%	4.67%	4.87%	9/30/04
R Class	AACRX	6.48%	7.27%	—	5.24%	3/31/05
R6 Class	AACDX	7.37%	—	—	8.00%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Investor Class — $17,443

S&P 500 Index — $21,714

Barclays U.S. Aggregate Bond Index — $15,973

Barclays U.S. 1–3 Month Treasury Bill Index — $11,591

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%	0.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

Performance Summary

Strategic Allocation: Conservative returned 7.00%* for the fiscal year ended November 30, 2014 as global equity and fixed income markets generally advanced during the period.

Strategic Allocation: Conservative's neutral asset mix throughout the period was 45% stocks, 47% bonds, and 8% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We maintained a slight overweight allocation to stocks with a subsequent underweight to bonds and cash during the period. Ongoing economic uncertainty coupled with fluctuating, though historically low, bond yields warranted this tactical positioning, which benefited the portfolio.

Within the stock component, we favored large-cap growth stocks over large-cap value given growth equities’ favorable earnings yields and lower relative valuation levels. We retained the portfolio’s overweight exposure to large- and mid-cap growth equities, while bringing back to neutral our small-cap growth allocation. The overall effect of the fund’s tactical positioning among equities was beneficial as the divergence of growth and value stocks reversed during the first half of 2014 and growth outperformed value.

A portion of the growth overweight was also funded by an underweight to the fund’s high-quality bond segment. The fixed-income component’s tactical positioning was less successful given the outperformance of high-quality bonds, particularly during the latter part of the period.

Equity Component Produced Sizeable Gains

The equity portion of Strategic Allocation: Conservative produced notable gains, with each underlying segment advancing during the period. U.S.-based equities outperformed other regions, with the fund’s returns led by real estate-related holdings, which advanced nearly 30%. Likewise, mid-cap value and large-cap core investments were among the portfolio’s top-performing segments.

On balance, stock selection of the underlying equity segments weighed on overall returns. This was most pronounced in the fund’s mid- and large-cap growth investments, which underperformed their underlying benchmarks. Security selection in the portfolio’s large-cap value and large-cap core allocations also detracted from results.

While the developed non-U.S. equity segment advanced more modestly, successful stock selection, relative to its underlying component benchmark, contributed to overall gains. Likewise, security selection among the fund’s small-cap growth stocks bolstered returns.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Fixed-Income Segment Also Advanced

With the exception of non-U.S. bonds, which declined during the latter half of the reporting period amid concerns about lackluster economic growth in Europe and Asia as well as political instability around the globe, each of the fund’s fixed income segments appreciated during the 12-month period. The greatest absolute contribution came from the high-quality bond segment, the fund’s largest fixed-income segment, which was positioned with an underweight, relative to the underlying benchmark, in Treasuries and government agencies in favor of spread (non-Treasury) sectors, including corporate credit and securitized sectors.

Despite positive absolute returns, the high-quality bond segment underperformed its underlying component benchmark. The non-U.S. bonds and inflation-linked securities segments outperformed their underlying component benchmarks.

Outlook

Looking ahead, we believe that economic recovery in the U.S., which is progressing albeit at a slower pace than during prior post-recessionary periods, is likely to continue to outpace growth in other global regions throughout 2015. An upward revision in third-quarter gross domestic product (GDP) estimates, improvements in consumer confidence, and rising corporate profits and revenues point to a sustainable rebound, and economic growth is likely to further benefit from the ongoing recovery in the labor and housing markets. We expect interest rates and inflation to remain low in the near term, but longer-term increases are likely based on improving economic fundamentals and wage growth.

Outside of the U.S., the picture is less rosy. Europe faces possible deflation, Japan has fallen back into a recession (two consecutive quarters of negative GDP), and growth in China continues to slow while other emerging markets face debt, currency and political challenges. The ongoing softness in global economic growth is leading to muted inflation and a dramatic drop in oil prices, which appear likely to persist in the near term. On the monetary policy front, while the U.S. and the U.K. prepare for monetary tightening, the rest of the developed world remains in easing mode.

By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class—such as large-cap growth stocks—we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of the investing flavor of the month. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

6

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Common Stocks	% of net assets
Apple, Inc.	0.6%
Johnson & Johnson	0.6%
JPMorgan Chase & Co.	0.5%
Wells Fargo & Co.	0.5%
Medtronic, Inc.	0.5%
Oracle Corp.	0.4%
Chevron Corp.	0.4%
Microsoft Corp.	0.4%
Exxon Mobil Corp.	0.4%
Electronic Arts, Inc.	0.4%

Geographic Composition of Common Stocks	% of net assets
United States	38.9%
United Kingdom	1.7%
Japan	1.2%
France	0.8%
Other Countries	3.5%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.6 years
Average Duration (effective)	4.9 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	38.9%
Foreign Common Stocks	7.2%
U.S. Treasury Securities	17.6%
Corporate Bonds	8.3%
U.S. Government Agency Mortgage-Backed Securities	8.1%
Sovereign Governments and Agencies	6.7%
Commercial Paper	3.7%
Municipal Securities	3.0%
Commercial Mortgage-Backed Securities	1.6%
Asset-Backed Securities	0.9%
Collateralized Mortgage Obligations	0.6%
Exchange-Traded Funds	0.3%
Convertible Preferred Stocks	—*
Temporary Cash Investments	0.3%
Other Assets and Liabilities	2.8%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1)6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,026.30	$5.03	0.99%
Institutional Class	$1,000	$1,025.60	$4.01	0.79%
A Class	$1,000	$1,023.30	$6.29	1.24%
B Class	$1,000	$1,021.50	$10.08	1.99%
C Class	$1,000	$1,021.50	$10.08	1.99%
R Class	$1,000	$1,023.70	$7.56	1.49%
R6 Class	$1,000	$1,026.40	$3.25	0.64%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.01	0.99%
Institutional Class	$1,000	$1,021.11	$4.00	0.79%
A Class	$1,000	$1,018.85	$6.28	1.24%
B Class	$1,000	$1,015.09	$10.05	1.99%
C Class	$1,000	$1,015.09	$10.05	1.99%
R Class	$1,000	$1,017.60	$7.54	1.49%
R6 Class	$1,000	$1,021.86	$3.24	0.64%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2014

	Shares/ Principal Amount	Value
COMMON STOCKS — 46.1%
Aerospace and Defense — 1.8%
AAR Corp.	489	$12,533
American Science & Engineering, Inc.	888	43,405
B/E Aerospace, Inc.(1)	3,388	263,824
BAE Systems plc	24,625	185,051
Boeing Co. (The)	11,164	1,499,995
Esterline Technologies Corp.(1)	2,829	336,170
Exelis, Inc.	19,252	345,381
Honeywell International, Inc.	18,831	1,865,587
Huntington Ingalls Industries, Inc.	3,920	427,162
KEYW Holding Corp. (The)(1)	397	4,292
Lockheed Martin Corp.	8,235	1,577,497
Northrop Grumman Corp.	737	103,865
Raytheon Co.	15,041	1,604,875
Rockwell Collins, Inc.	1,251	106,998
Teledyne Technologies, Inc.(1)	144	15,395
Textron, Inc.	13,012	563,680
United Technologies Corp.	17,230	1,896,678
Vectrus, Inc.(1)	372	10,513
Zodiac Aerospace	12,590	417,207
		11,280,108
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B	6,190	680,405
Airlines — 0.4%
Alaska Air Group, Inc.	5,024	296,567
International Consolidated Airlines Group SA(1)	62,730	448,278
Ryanair Holdings plc ADR(1)	3,855	242,441
Southwest Airlines Co.	14,377	601,246
Spirit Airlines, Inc.(1)	8,028	663,835
		2,252,367
Auto Components — 0.4%
American Axle & Manufacturing Holdings, Inc.(1)	1,647	35,147
Autoliv, Inc.	1,650	163,284
BorgWarner, Inc.	8,012	453,159
Continental AG	1,140	239,847
Cooper Tire & Rubber Co.	360	12,215
Dana Holding Corp.	762	16,154
Delphi Automotive plc	8,560	624,452
Magna International, Inc.	3,914	421,342
Stoneridge, Inc.(1)	1,059	11,501
Superior Industries International, Inc.	1,303	23,610

10

	Shares/ Principal Amount	Value
Tower International, Inc.(1)	744	$18,994
Valeo SA	2,110	259,613
		2,279,318
Automobiles — 0.5%
Daimler AG	5,011	422,457
Ford Motor Co.	43,620	686,143
Fuji Heavy Industries Ltd.	16,700	607,426
Harley-Davidson, Inc.	3,864	269,243
Peugeot SA(1)	15,440	197,748
Suzuki Motor Corp.	14,000	442,177
Tesla Motors, Inc.(1)	707	172,876
		2,798,070
Banks — 3.5%
Bank of America Corp.	55,941	953,235
Bank of Hawaii Corp.	4,202	242,161
Bank of Ireland(1)	969,623	397,874
Bank of Nova Scotia	2,724	167,942
Bank of the Ozarks, Inc.	1,160	41,992
Bankia SA(1)	281,508	493,558
BankUnited, Inc.	2,610	78,822
Barclays plc	76,290	292,133
BB&T Corp.	5,354	201,257
BOK Financial Corp.	3,573	230,280
Cathay General Bancorp	933	23,680
Citigroup, Inc.	11,052	596,476
Comerica, Inc.	2,357	109,860
Commerce Bancshares, Inc.	11,525	493,492
Commonwealth Bank of Australia	5,812	399,195
Cullen/Frost Bankers, Inc.	2,919	217,933
Eagle Bancorp, Inc.(1)	858	29,447
East West Bancorp, Inc.	6,582	242,020
F.N.B. Corp.	1,973	24,840
Fifth Third Bancorp	29,750	598,570
First Horizon National Corp.	1,912	24,397
First Interstate Bancsystem, Inc.	869	24,436
First NBC Bank Holding Co.(1)	729	26,536
FirstMerit Corp.	1,479	26,459
Fulton Financial Corp.	2,175	25,969
Heritage Financial Corp.	583	9,870
Home Bancshares, Inc.	1,443	45,700
IBERIABANK Corp.	400	26,128
ING Groep NV CVA(1)	36,490	534,500
Intesa Sanpaolo SpA	81,320	250,569
JPMorgan Chase & Co.	51,320	3,087,411
KBC Groep NV(1)	8,670	495,913
KeyCorp	41,840	564,840

11

	Shares/ Principal Amount	Value
Lakeland Financial Corp.	315	$12,471
M&T Bank Corp.	4,176	526,259
MB Financial, Inc.	558	17,577
OFG Bancorp	2,308	34,482
Park Sterling Corp.	1,495	10,674
PNC Financial Services Group, Inc. (The)	17,513	1,531,862
Popular, Inc.(1)	529	17,267
PrivateBancorp, Inc.	395	12,423
Prosperity Bancshares, Inc.	289	16,236
Renasant Corp.	524	14,766
Royal Bank of Scotland Group plc(1)	89,300	551,390
ServisFirst Bancshares, Inc.	1,039	32,832
Signature Bank(1)	2,298	278,678
Skandinaviska Enskilda Banken AB, A Shares	43,070	568,949
Southside Bancshares, Inc.	662	21,402
Sumitomo Mitsui Financial Group, Inc.	10,500	395,801
SunTrust Banks, Inc.	26,080	1,024,683
SVB Financial Group(1)	2,665	280,225
TCF Financial Corp.	988	15,334
Texas Capital Bancshares, Inc.(1)	768	42,340
U.S. Bancorp	30,240	1,336,608
UniCredit SpA	40,430	298,871
Valley National Bancorp	4,944	48,155
ViewPoint Financial Group, Inc.	207	4,935
Wells Fargo & Co.	56,555	3,081,116
Westamerica Bancorp	7,170	348,462
		21,501,293
Beverages — 0.6%
Anheuser-Busch InBev NV	3,688	433,179
Boston Beer Co., Inc. (The), Class A(1)	55	14,463
Brown-Forman Corp., Class B	4,148	402,563
Coca-Cola Co. (The)	927	41,558
Constellation Brands, Inc., Class A(1)	6,513	627,853
Dr Pepper Snapple Group, Inc.	8,188	605,912
PepsiCo, Inc.	14,024	1,403,803
		3,529,331
Biotechnology — 1.4%
ACADIA Pharmaceuticals, Inc.(1)	628	18,758
Acceleron Pharma, Inc.(1)	100	3,874
Acorda Therapeutics, Inc.(1)	392	14,288
Agios Pharmaceuticals, Inc.(1)	91	9,174
Alexion Pharmaceuticals, Inc.(1)	5,158	1,005,294
Amgen, Inc.	8,747	1,445,967
Arena Pharmaceuticals, Inc.(1)	2,161	9,055
ARIAD Pharmaceuticals, Inc.(1)	1,622	11,532
Biogen Idec, Inc.(1)	4,029	1,239,683
12

	Shares/ Principal Amount	Value
BioMarin Pharmaceutical, Inc.(1)	2,157	$193,526
Celgene Corp.(1)	4,189	476,247
Celldex Therapeutics, Inc.(1)	753	15,271
Cepheid, Inc.(1)	529	29,137
Clovis Oncology, Inc.(1)	267	12,704
CSL Ltd.	8,605	604,577
Dyax Corp.(1)	1,326	18,617
Exact Sciences Corp.(1)	708	17,572
Gilead Sciences, Inc.(1)	22,175	2,224,596
Halozyme Therapeutics, Inc.(1)	1,088	9,553
ImmunoGen, Inc.(1)	925	9,518
Incyte Corp.(1)	3,206	242,213
Ironwood Pharmaceuticals, Inc.(1)	1,015	14,048
Isis Pharmaceuticals, Inc.(1)	785	40,655
Keryx Biopharmaceuticals, Inc.(1)	799	12,704
Ligand Pharmaceuticals, Inc., Class B(1)	184	9,908
Momenta Pharmaceuticals, Inc.(1)	350	4,105
Neurocrine Biosciences, Inc.(1)	749	14,928
Novavax, Inc.(1)	2,412	12,880
NPS Pharmaceuticals, Inc.(1)	748	24,819
Opko Health, Inc.(1)	1,702	14,263
PDL BioPharma, Inc.	1,414	11,680
Portola Pharmaceuticals, Inc.(1)	381	10,714
Puma Biotechnology, Inc.(1)	133	30,194
Raptor Pharmaceutical Corp.(1)	374	3,598
Receptos, Inc.(1)	146	19,754
Regeneron Pharmaceuticals, Inc.(1)	1,187	493,923
Sangamo Biosciences, Inc.(1)	728	8,794
Sarepta Therapeutics, Inc.(1)	412	6,979
Synageva BioPharma Corp.(1)	183	14,860
United Therapeutics Corp.(1)	282	37,385
		8,397,347
Building Products — 0.2%
American Woodmark Corp.(1)	216	8,603
Apogee Enterprises, Inc.	1,089	49,256
Continental Building Products, Inc.(1)	1,478	24,683
Daikin Industries Ltd.	6,000	398,012
Fortune Brands Home & Security, Inc.	5,105	229,317
Insteel Industries, Inc.	893	19,494
Lennox International, Inc.	2,466	230,990
Masco Corp.	19,610	474,562
NCI Building Systems, Inc.(1)	2,056	38,365
Trex Co., Inc.(1)	931	39,232
		1,512,514
Capital Markets — 1.4%
Affiliated Managers Group, Inc.(1)	2,862	582,675

13

	Shares/ Principal Amount	Value
Ameriprise Financial, Inc.	7,690	$1,013,311
Ares Management LP	1,986	32,173
BlackRock, Inc.	1,010	362,671
Credit Suisse Group AG	9,790	261,607
Evercore Partners, Inc., Class A	843	42,571
Franklin Resources, Inc.	19,630	1,116,162
Goldman Sachs Group, Inc. (The)	5,090	959,007
HFF, Inc., Class A	851	29,342
Invesco Ltd.	39,085	1,577,471
LPL Financial Holdings, Inc.	7,904	337,264
Morgan Stanley	1,820	64,028
Northern Trust Corp.	17,628	1,193,944
State Street Corp.	10,698	820,858
T. Rowe Price Group, Inc.	3,581	298,906
Waddell & Reed Financial, Inc.	4,627	222,466
		8,914,456
Chemicals — 1.1%
Akzo Nobel NV	6,069	419,284
Albemarle Corp.	2,131	125,814
Axalta Coating Systems Ltd.(1)	7,330	174,454
Cabot Corp.	5,904	254,344
Chemtura Corp.(1)	1,118	26,049
Clariant AG	9,560	173,144
Dow Chemical Co. (The)	30,743	1,496,262
E.I. du Pont de Nemours & Co.	5,568	397,555
Eastman Chemical Co.	5,035	417,502
Flotek Industries, Inc.(1)	508	9,896
Hawkins, Inc.	299	11,793
Innophos Holdings, Inc.	799	43,210
International Flavors & Fragrances, Inc.	885	89,535
Johnson Matthey plc	7,680	398,992
Kronos Worldwide, Inc.	425	5,529
LSB Industries, Inc.(1)	1,017	33,632
LyondellBasell Industries NV, Class A	5,390	425,055
Minerals Technologies, Inc.	65	4,825
Mosaic Co. (The)	6,557	300,114
PolyOne Corp.	935	34,876
PPG Industries, Inc.	2,737	598,910
Sensient Technologies Corp.	143	8,430
Sherwin-Williams Co. (The)	2,611	639,330
Sika AG	60	228,388
Symrise AG	7,460	445,858
Trecora Resources(1)	1,041	12,794
Tronox Ltd., Class A	1,826	41,176
Westlake Chemical Corp.	2,018	128,345
		6,945,096

14

	Shares/ Principal Amount	Value
Commercial Services and Supplies — 0.5%
ADT Corp. (The)	14,531	$507,713
Cintas Corp.	800	58,520
Civeo Corp.	471	4,437
Clean Harbors, Inc.(1)	5,517	257,920
HNI Corp.	553	25,958
KAR Auction Services, Inc.	5,924	205,266
Multi-Color Corp.	1,625	89,115
Pitney Bowes, Inc.	4,622	113,793
Republic Services, Inc.	29,716	1,177,051
Stericycle, Inc.(1)	1,704	219,680
Tyco International plc	8,439	362,033
Waste Management, Inc.	2,259	110,081
		3,131,567
Communications Equipment — 0.7%
ARRIS Group, Inc.(1)	4,643	138,222
Aruba Networks, Inc.(1)	358	6,698
Cisco Systems, Inc.	57,995	1,602,982
CommScope Holding Co., Inc.(1)	843	18,715
Harris Corp.	2,951	211,498
Infinera Corp.(1)	1,693	23,076
Palo Alto Networks, Inc.(1)	2,336	287,328
Polycom, Inc.(1)	1,982	26,103
QUALCOMM, Inc.	24,767	1,805,514
Riverbed Technology, Inc.(1)	1,935	40,006
		4,160,142
Construction and Engineering — 0.1%
Boskalis Westminster NV	3,380	189,654
Great Lakes Dredge & Dock Corp.(1)	2,026	15,357
Northwest Pipe Co.(1)	543	17,941
Quanta Services, Inc.(1)	7,076	215,818
		438,770
Construction Materials†
Caesarstone Sdot-Yam Ltd.	635	39,370
Headwaters, Inc.(1)	3,180	44,520
		83,890
Consumer Finance — 0.3%
Capital One Financial Corp.	14,690	1,222,208
Cash America International, Inc.	8,480	206,997
Discover Financial Services	5,420	355,281
Enova International, Inc.(1)	2,103	48,348
Synchrony Financial(1)	4,520	131,125
		1,963,959
Containers and Packaging — 0.3%
Ball Corp.	10,777	722,813

15

	Shares/ Principal Amount	Value
Bemis Co., Inc.	9,352	$373,519
Berry Plastics Group, Inc.(1)	2,536	73,392
Graphic Packaging Holding Co.(1)	7,091	88,283
Sonoco Products Co.	12,501	525,292
		1,783,299
Distributors — 0.1%
Core-Mark Holding Co., Inc.	314	18,875
LKQ Corp.(1)	19,620	569,961
		588,836
Diversified Consumer Services — 0.1%
Grand Canyon Education, Inc.(1)	395	18,040
H&R Block, Inc.	14,248	479,303
Liberty Tax, Inc.(1)	573	21,834
Nord Anglia Education, Inc.(1)	1,653	27,357
Sotheby's	553	22,347
Steiner Leisure, Ltd.(1)	832	36,832
		605,713
Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B(1)	5,875	873,554
Compass Diversified Holdings	1,415	24,550
MarketAxess Holdings, Inc.	513	33,637
ORIX Corp.	32,900	433,854
PHH Corp.(1)	648	15,008
Voya Financial, Inc.	9,284	388,814
		1,769,417
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	4,542	160,696
BT Group plc	55,320	354,453
CenturyLink, Inc.	8,264	336,923
Verizon Communications, Inc.	4,260	215,514
		1,067,586
Electric Utilities — 0.7%
ALLETE, Inc.	722	36,800
Cleco Corp.	230	12,358
Edison International	9,265	588,883
El Paso Electric Co.	551	20,844
Entergy Corp.	5,547	465,393
Great Plains Energy, Inc.	15,506	405,792
Northeast Utilities	3,547	179,620
Portland General Electric Co.	670	24,703
PPL Corp.	17,580	624,618
Southern Co. (The)	6,098	289,228
UIL Holdings Corp.	225	8,955
Westar Energy, Inc.	23,728	927,528
Xcel Energy, Inc.	31,599	1,072,470
		4,657,192

16

	Shares/ Principal Amount	Value
Electrical Equipment — 0.5%
Acuity Brands, Inc.	1,696	$234,387
Eaton Corp. plc	8,780	595,547
Emerson Electric Co.	13,827	881,471
Generac Holdings, Inc.(1)	5,217	226,314
GrafTech International Ltd.(1)	2,542	10,371
Nidec Corp.	10,200	676,363
Rockwell Automation, Inc.	1,043	120,373
Schneider Electric SE	3,630	296,100
		3,040,926
Electronic Equipment, Instruments and Components — 0.4%
Belden, Inc.	407	29,723
Cognex Corp.(1)	501	20,396
FEI Co.	222	19,012
Hexagon AB, B Shares	5,580	177,355
Ingram Micro, Inc., Class A(1)	964	26,442
Keyence Corp.	1,200	554,134
Keysight Technologies, Inc.(1)	2,249	79,165
Littelfuse, Inc.	558	53,641
Methode Electronics, Inc.	1,104	42,780
Murata Manufacturing Co. Ltd.	3,400	367,308
Park Electrochemical Corp.	395	9,717
TE Connectivity Ltd.	15,199	975,776
TTM Technologies, Inc.(1)	1,462	9,883
Vishay Intertechnology, Inc.	319	4,425
		2,369,757
Energy Equipment and Services — 0.6%
Baker Hughes, Inc.	15,451	880,707
Cameron International Corp.(1)	5,506	282,348
Forum Energy Technologies, Inc.(1)	543	13,037
Halliburton Co.	18,150	765,930
Matrix Service Co.(1)	598	12,630
National Oilwell Varco, Inc.	16,072	1,077,467
Patterson-UTI Energy, Inc.	9,895	175,043
RigNet, Inc.(1)	440	18,018
Schlumberger Ltd.	8,050	691,897
Weatherford International plc(1)	8,622	112,948
		4,030,025
Food and Staples Retailing — 0.9%
Carrefour SA	7,250	229,387
Costco Wholesale Corp.	3,455	491,025
CVS Health Corp.	24,972	2,281,442
Kroger Co. (The)	8,042	481,233
Seven & I Holdings Co. Ltd.	8,400	313,280
Sysco Corp.	16,831	677,616

17

	Shares/ Principal Amount	Value
United Natural Foods, Inc.(1)	2,876	$216,246
Village Super Market, Inc., Class A	496	11,909
Wal-Mart Stores, Inc.	5,150	450,831
Weis Markets, Inc.	209	9,639
Wesfarmers Ltd.	3,765	132,685
Whole Foods Market, Inc.	4,369	214,212
		5,509,505
Food Products — 1.2%
Archer-Daniels-Midland Co.	12,108	637,849
Associated British Foods plc	12,516	626,186
Bunge Ltd.	4,594	416,997
Campbell Soup Co.	5,109	231,336
ConAgra Foods, Inc.	16,366	597,686
Danone SA	1,683	118,762
General Mills, Inc.	6,109	322,250
Hain Celestial Group, Inc. (The)(1)	3,183	360,379
Hershey Co. (The)	7,185	720,512
Ingredion, Inc.	4,913	408,909
J&J Snack Foods Corp.	383	40,234
J.M. Smucker Co. (The)	3,553	364,431
Kellogg Co.	3,692	244,595
Kerry Group plc, A Shares	4,880	362,201
Kraft Foods Group, Inc.	4,050	243,689
Mead Johnson Nutrition Co.	3,531	366,659
Mondelez International, Inc., Class A	7,192	281,926
Nestle SA	2,450	183,956
Pilgrim's Pride Corp.(1)	9,633	311,146
Pinnacle Foods, Inc.	1,532	52,134
Sanderson Farms, Inc.	3,045	264,337
Snyders-Lance, Inc.	280	8,478
TreeHouse Foods, Inc.(1)	491	39,747
WhiteWave Foods Co., Class A(1)	5,503	201,575
		7,405,974
Gas Utilities — 0.2%
Atmos Energy Corp.	7,780	417,786
Laclede Group, Inc. (The)	12,620	640,213
New Jersey Resources Corp.	2,063	119,448
ONE Gas, Inc.	459	17,818
Questar Corp.	381	9,140
South Jersey Industries, Inc.	172	9,818
Southwest Gas Corp.	82	4,747
WGL Holdings, Inc.	335	16,371
		1,235,341
Health Care Equipment and Supplies — 1.6%
Abaxis, Inc.	220	12,628
Abbott Laboratories	26,540	1,181,295

18

	Shares/ Principal Amount	Value
Becton Dickinson and Co.	4,199	$589,246
Boston Scientific Corp.(1)	16,596	213,591
C.R. Bard, Inc.	3,564	596,435
Cantel Medical Corp.	314	13,672
CareFusion Corp.(1)	8,591	508,329
Cie Generale d'Optique Essilor International SA	2,604	292,386
Coloplast A/S, B Shares	2,790	241,759
Cooper Cos., Inc. (The)	1,153	194,742
Cyberonics, Inc.(1)	238	12,673
DENTSPLY International, Inc.	5,917	325,317
DexCom, Inc.(1)	543	27,943
Globus Medical, Inc.(1)	543	12,511
GN Store Nord A/S	16,760	357,960
Haemonetics Corp.(1)	1,561	57,648
HeartWare International, Inc.(1)	139	10,221
Hill-Rom Holdings, Inc.	202	9,244
Insulet Corp.(1)	451	21,012
Integra LifeSciences Holdings Corp.(1)	207	10,193
Intuitive Surgical, Inc.(1)	746	386,256
Masimo Corp.(1)	461	12,101
Medtronic, Inc.	37,887	2,798,713
Mettler-Toledo International, Inc.(1)	703	206,162
Neogen Corp.(1)	317	14,046
NuVasive, Inc.(1)	901	39,581
Orthofix International NV(1)	324	9,046
Smith & Nephew plc	20,648	357,999
St. Jude Medical, Inc.	6,443	437,866
STERIS Corp.	600	38,250
Stryker Corp.	2,964	275,385
Teleflex, Inc.	5,334	635,546
Utah Medical Products, Inc.	543	31,532
West Pharmaceutical Services, Inc.	493	25,641
Zimmer Holdings, Inc.	2,072	232,665
		10,189,594
Health Care Providers and Services — 1.1%
Acadia Healthcare Co., Inc.(1)	305	18,913
Adeptus Health, Inc., Class A(1)	716	21,795
Aetna, Inc.	11,795	1,028,996
Air Methods Corp.(1)	302	13,403
AmerisourceBergen Corp.	5,116	465,812
AMN Healthcare Services, Inc.(1)	1,571	26,895
Anthem, Inc.	6,540	836,531
Cardinal Health, Inc.	9,203	756,395
Catamaran Corp.(1)	2,008	102,287
Chemed Corp.	143	15,746
Cigna Corp.	2,227	229,136

19

	Shares/ Principal Amount	Value
ExamWorks Group, Inc.(1)	1,992	$78,385
Express Scripts Holding Co.(1)	5,729	476,366
Hanger, Inc.(1)	970	20,806
HCA Holdings, Inc.(1)	4,504	313,884
HealthSouth Corp.	774	31,835
Humana, Inc.	2,194	302,706
LifePoint Hospitals, Inc.(1)	9,294	643,052
Magellan Health, Inc.(1)	173	10,586
Molina Healthcare, Inc.(1)	274	14,007
MWI Veterinary Supply, Inc.(1)	103	16,832
National Healthcare Corp.	165	9,941
Owens & Minor, Inc.	302	10,331
Patterson Cos., Inc.	5,616	270,579
Quest Diagnostics, Inc.	11,873	775,426
Team Health Holdings, Inc.(1)	5,866	335,301
WellCare Health Plans, Inc.(1)	227	16,739
		6,842,685
Health Care Technology — 0.1%
Cerner Corp.(1)	3,584	230,810
HMS Holdings Corp.(1)	726	15,144
MedAssets, Inc.(1)	1,823	35,257
Medidata Solutions, Inc.(1)	562	24,003
Omnicell, Inc.(1)	351	11,302
		316,516
Hotels, Restaurants and Leisure — 1.1%
Accor SA	7,370	347,645
Brinker International, Inc.	1,850	104,210
Buffalo Wild Wings, Inc.(1)	170	28,936
Carnival Corp.	7,529	332,481
Carnival plc	8,120	357,673
Chipotle Mexican Grill, Inc.(1)	1,493	990,785
ClubCorp Holdings, Inc.	976	19,237
Dave & Buster's Entertainment, Inc.(1)	693	15,883
Domino's Pizza Group plc	31,910	346,412
Dunkin' Brands Group, Inc.	3,589	173,528
Fiesta Restaurant Group, Inc.(1)	411	23,041
Galaxy Entertainment Group Ltd.	36,000	245,795
Hilton Worldwide Holdings, Inc.(1)	8,120	212,906
International Game Technology	11,821	201,311
La Quinta Holdings, Inc.(1)	7,813	172,042
Las Vegas Sands Corp.	4,189	266,797
Marriott International, Inc., Class A	11,730	924,207
MGM Resorts International(1)	9,465	215,897
Panera Bread Co., Class A(1)	1,303	218,122
Papa John's International, Inc.	1,774	93,632
Papa Murphy's Holdings, Inc.(1)	1,363	13,671

20

	Shares/ Principal Amount	Value
Peak Resorts, Inc.(1)	730	$6,490
Red Robin Gourmet Burgers, Inc.(1)	554	37,312
Royal Caribbean Cruises Ltd.	5,119	377,475
SeaWorld Entertainment, Inc.	4,244	70,832
Vail Resorts, Inc.	611	53,548
Whitbread plc	7,748	555,136
Wyndham Worldwide Corp.	2,900	241,744
		6,646,748
Household Durables — 0.4%
Cavco Industries, Inc.(1)	407	30,171
Century Communities, Inc.(1)	545	9,434
D.R. Horton, Inc.	4,218	107,517
Electrolux AB	13,490	400,907
Harman International Industries, Inc.	2,798	303,667
Lennar Corp., Class A	2,162	102,133
Libbey, Inc.(1)	463	13,913
Mohawk Industries, Inc.(1)	951	146,064
Newell Rubbermaid, Inc.	6,532	237,177
Panasonic Corp.	26,500	342,090
Toll Brothers, Inc.(1)	3,772	131,982
Whirlpool Corp.	4,400	819,148
		2,644,203
Household Products — 0.4%
Central Garden and Pet Co.(1)	1,265	10,436
Church & Dwight Co., Inc.	5,572	427,428
Energizer Holdings, Inc.	4,028	523,721
Kimberly-Clark Corp.	5,089	593,327
Procter & Gamble Co. (The)	3,028	273,822
Reckitt Benckiser Group plc	6,300	517,123
Unicharm Corp.	14,400	329,569
		2,675,426
Industrial Conglomerates — 0.4%
3M Co.	7,114	1,138,880
General Electric Co.	14,321	379,363
Koninklijke Philips Electronics NV	23,191	699,438
		2,217,681
Insurance — 1.8%
ACE Ltd.	3,436	392,872
Aflac, Inc.	3,068	183,252
AIA Group Ltd.	55,400	320,031
Allied World Assurance Co. Holdings Ltd.	442	16,663
Allstate Corp. (The)	22,339	1,522,403
American Equity Investment Life Holding Co.	217	5,859
American International Group, Inc.	24,546	1,345,121
Amtrust Financial Services, Inc.	8,128	417,129

21

	Shares/ Principal Amount	Value
Argo Group International Holdings Ltd.	342	$19,302
Arthur J Gallagher & Co.	2,762	132,438
Aspen Insurance Holdings Ltd.	7,089	313,546
Baldwin & Lyons, Inc., Class B	1,037	26,495
Brown & Brown, Inc.	6,616	213,035
Chubb Corp. (The)	2,897	298,536
CNO Financial Group, Inc.	1,019	17,669
Endurance Specialty Holdings Ltd.	512	30,198
Hanover Insurance Group, Inc. (The)	5,070	361,390
HCC Insurance Holdings, Inc.	8,163	433,210
Hiscox Ltd.	20,550	225,657
Infinity Property & Casualty Corp.	125	9,083
MetLife, Inc.	17,244	958,939
PartnerRe Ltd.	518	60,352
Platinum Underwriters Holdings Ltd.	105	7,788
Principal Financial Group, Inc.	5,150	274,340
Prudential Financial, Inc.	12,050	1,024,009
Prudential plc	17,290	418,068
Reinsurance Group of America, Inc.	4,604	394,655
RenaissanceRe Holdings Ltd.	4,181	409,404
Selective Insurance Group, Inc.	386	10,333
St. James's Place plc	34,005	421,739
Symetra Financial Corp.	445	10,084
Travelers Cos., Inc. (The)	8,203	856,803
United Fire Group, Inc.	389	10,841
Unum Group	8,548	283,965
Validus Holdings Ltd.	243	10,085
		11,435,294
Internet and Catalog Retail — 0.3%
Expedia, Inc.	9,683	843,486
Priceline Group, Inc. (The)(1)	457	530,207
Rakuten, Inc.	24,000	323,261
Shutterfly, Inc.(1)	418	17,874
TripAdvisor, Inc.(1)	5,468	402,718
		2,117,546
Internet Software and Services — 0.8%
comScore, Inc.(1)	961	42,255
Cornerstone OnDemand, Inc.(1)	283	8,991
CoStar Group, Inc.(1)	3,413	581,097
Criteo SA ADR(1)	3,690	149,002
Cvent, Inc.(1)	758	20,405
eBay, Inc.(1)	11,191	614,162
Envestnet, Inc.(1)	1,129	57,748
Everyday Health, Inc.(1)	776	10,042
Facebook, Inc., Class A(1)	12,585	977,855
Google, Inc., Class A(1)	2,241	1,230,488

22

	Shares/ Principal Amount	Value
LinkedIn Corp., Class A(1)	2,566	$580,609
Pandora Media, Inc.(1)	10,847	213,252
Q2 Holdings, Inc.(1)	1,394	25,915
Shutterstock, Inc.(1)	1,099	82,623
VeriSign, Inc.(1)	3,497	210,170
Yelp, Inc.(1)	4,713	269,065
		5,073,679
IT Services — 1.0%
Alliance Data Systems Corp.(1)	4,749	1,357,597
Amdocs Ltd.	5,262	256,496
Cap Gemini SA	4,670	342,201
Cognizant Technology Solutions Corp., Class A(1)	4,335	234,047
EVERTEC, Inc.	2,719	59,927
Fidelity National Information Services, Inc.	4,569	279,577
Fiserv, Inc.(1)	4,890	349,586
FleetCor Technologies, Inc.(1)	134	20,353
Heartland Payment Systems, Inc.	580	31,622
International Business Machines Corp.	5,115	829,499
MoneyGram International, Inc.(1)	1,400	12,068
SYKES Enterprises, Inc.(1)	141	3,267
Teradata Corp.(1)	4,730	213,512
VeriFone Systems, Inc.(1)	436	15,548
Virtusa Corp.(1)	1,288	51,610
Visa, Inc., Class A	6,671	1,722,385
WEX, Inc.(1)	447	50,547
Wirecard AG	7,198	305,476
		6,135,318
Leisure Products — 0.1%
Brunswick Corp.	1,374	68,261
Malibu Boats, Inc.(1)	724	13,553
Mattel, Inc.	6,669	210,407
Polaris Industries, Inc.	2,182	341,941
		634,162
Life Sciences Tools and Services — 0.2%
Agilent Technologies, Inc.	3,952	168,909
Bio-Rad Laboratories, Inc., Class A(1)	1,491	177,116
Charles River Laboratories International, Inc.(1)	387	25,058
Illumina, Inc.(1)	2,956	564,271
INC Research Holdings, Inc., Class A(1)	121	2,951
PAREXEL International Corp.(1)	339	19,835
Waters Corp.(1)	3,286	380,847
		1,338,987
Machinery — 1.3%
Albany International Corp., Class A	1,237	46,227
Briggs & Stratton Corp.	628	12,591

23

	Shares/ Principal Amount	Value
Caterpillar, Inc.	12,653	$1,272,892
Dynamic Materials Corp.	1,111	17,820
EnPro Industries, Inc.(1)	393	25,356
FANUC Corp.	1,200	202,367
Flowserve Corp.	7,685	452,416
Global Brass & Copper Holdings, Inc.	3,525	43,181
Ingersoll-Rand plc	25,722	1,622,029
Kadant, Inc.	328	13,087
Kennametal, Inc.	439	16,164
Komatsu Ltd.	12,200	288,878
Kubota Corp.	16,000	250,011
Middleby Corp.(1)	7,054	674,645
Mueller Water Products, Inc., Class A	6,107	57,955
Oshkosh Corp.	9,598	435,749
Parker-Hannifin Corp.	7,220	931,597
Rexnord Corp.(1)	673	18,541
Snap-On, Inc.	1,209	163,614
Stanley Black & Decker, Inc.	6,590	622,360
WABCO Holdings, Inc.(1)	4,343	445,679
Wabtec Corp.	3,080	272,549
Weir Group plc (The)	9,250	271,054
		8,156,762
Media — 1.0%
Charter Communications, Inc., Class A(1)	2,769	469,899
Comcast Corp., Class A	33,160	1,891,446
Cumulus Media, Inc., Class A(1)	9,417	37,574
DIRECTV(1)	676	59,292
Entercom Communications Corp., Class A(1)	2,700	28,674
Entravision Communications Corp., Class A	17,189	111,041
Harte-Hanks, Inc.	283	1,732
John Wiley & Sons, Inc., Class A	615	36,728
Journal Communications, Inc., Class A(1)	797	7,914
Markit Ltd.(1)	8,101	206,008
Nexstar Broadcasting Group, Inc., Class A	541	27,759
Scripps Networks Interactive, Inc., Class A	2,553	199,568
Sirius XM Holdings, Inc.(1)	65,607	238,153
Time Warner Cable, Inc.	5,840	871,795
Time Warner, Inc.	13,465	1,146,141
Townsquare Media, Inc.(1)	536	6,689
Viacom, Inc., Class B	3,361	254,193
Walt Disney Co. (The)	8,905	823,802
		6,418,408
Metals and Mining — 0.3%
AM Castle & Co.(1)	1,475	11,092
BHP Billiton Ltd.	14,401	378,888
Compass Minerals International, Inc.	418	36,387

24

	Shares/ Principal Amount	Value
Constellium NV, Class A(1)	5,712	$89,964
Haynes International, Inc.	528	23,702
Horsehead Holding Corp.(1)	4,199	65,588
Newmont Mining Corp.	10,289	189,318
Nucor Corp.	5,714	306,442
Rio Tinto Ltd.	12,560	631,620
United States Steel Corp.	1,793	59,796
		1,792,797
Multi-Utilities — 0.2%
Ameren Corp.	4,768	205,548
Avista Corp.	635	21,876
Black Hills Corp.	255	13,773
Consolidated Edison, Inc.	3,751	236,876
NorthWestern Corp.	4,419	235,223
PG&E Corp.	7,286	367,943
		1,081,239
Multiline Retail — 0.6%
Burlington Stores, Inc.(1)	3,075	137,360
Dillard's, Inc., Class A	3,185	375,448
Dollar Tree, Inc.(1)	1,629	111,359
Kohl's Corp.	7,405	441,486
Macy's, Inc.	31,443	2,040,965
Target Corp.	8,597	636,178
		3,742,796
Oil, Gas and Consumable Fuels — 2.4%
Aegean Marine Petroleum Network, Inc.	1,642	16,009
Alon USA Energy, Inc.	1,176	16,417
Antero Midstream Partners LP(1)	2,295	63,549
Antero Resources Corp.(1)	5,779	271,151
Apache Corp.	6,753	432,800
Ardmore Shipping Corp.	2,200	22,462
BG Group plc	20,139	283,177
Cabot Oil & Gas Corp.	4,997	165,101
California Resources Corp.(1)(2)	3,048	24,536
Carrizo Oil & Gas, Inc.(1)	747	29,477
Chevron Corp.	23,508	2,559,316
Concho Resources, Inc.(1)	5,831	555,403
ConocoPhillips	6,680	441,348
Delek US Holdings, Inc.	352	10,525
Devon Energy Corp.	6,139	362,017
EOG Resources, Inc.	5,636	488,754
Exxon Mobil Corp.	25,871	2,342,360
Goodrich Petroleum Corp.(1)	1,380	8,349
Gulfport Energy Corp.(1)	3,233	154,311
Imperial Oil Ltd.	33,052	1,433,072
Magnum Hunter Resources Corp.(1)	6,444	25,776

25

	Shares/ Principal Amount	Value
Murphy Oil Corp.	1,262	$61,106
Noble Energy, Inc.	2,155	105,983
Nordic American Tanker Shipping Ltd.	890	7,974
Northern Tier Energy LP	1,183	28,250
Oasis Petroleum, Inc.(1)	13,201	242,634
Occidental Petroleum Corp.	12,469	994,652
Pacific Coast Oil Trust	700	5,684
PDC Energy, Inc.(1)	191	5,636
Phillips 66	4,206	307,122
Royal Dutch Shell plc, Class A	13,240	441,957
Scorpio Tankers, Inc.	2,172	17,919
Southwestern Energy Co.(1)	3,492	112,373
Statoil ASA	17,550	331,465
Total SA	11,650	651,734
Total SA ADR	16,610	924,014
Valero Energy Corp.	10,107	491,301
Western Refining, Inc.	216	8,880
Williams Partners LP	3,650	188,851
		14,633,445
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	118	7,819
International Paper Co.	7,850	422,487
KapStone Paper and Packaging Corp.(1)	1,360	40,623
West Fraser Timber Co. Ltd.	3,034	157,550
		628,479
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	4,952	367,141
Pharmaceuticals — 2.2%
AbbVie, Inc.	12,279	849,707
Actavis plc(1)	1,609	435,412
Akorn, Inc.(1)	536	21,478
AVANIR Pharmaceuticals, Inc.(1)	1,369	20,425
Bayer AG	3,360	505,328
BioDelivery Sciences International, Inc.(1)	387	5,940
Catalent, Inc.(1)	11,921	343,206
Endo International plc(1)	5,166	377,996
Hospira, Inc.(1)	2,860	170,570
Jazz Pharmaceuticals plc(1)	1,121	198,518
Johnson & Johnson	35,320	3,823,390
Lannett Co., Inc.(1)	273	13,412
Medicines Co. (The)(1)	524	14,048
Merck & Co., Inc.	35,890	2,167,756
Nektar Therapeutics(1)	800	13,336
Novartis AG	8,547	827,058
Novo Nordisk A/S, B Shares	3,800	173,308
Ono Pharmaceutical Co. Ltd.	2,600	222,516

26

	Shares/ Principal Amount	Value
Pacira Pharmaceuticals, Inc.(1)	254	$23,858
Pfizer, Inc.	33,190	1,033,869
Roche Holding AG	2,961	886,844
Salix Pharmaceuticals Ltd.(1)	2,366	242,965
Shire plc	6,250	444,877
Teva Pharmaceutical Industries Ltd. ADR	7,585	432,193
Zoetis, Inc.	15,556	698,931
		13,946,941
Professional Services — 0.2%
Adecco SA	5,443	382,207
CDI Corp.	1,369	23,519
Huron Consulting Group, Inc.(1)	486	33,612
Intertek Group plc	5,710	208,259
Kforce, Inc.	1,646	38,418
Korn/Ferry International(1)	1,004	27,259
Manpowergroup, Inc.	3,954	264,364
Nielsen NV	8,602	359,306
On Assignment, Inc.(1)	755	23,201
		1,360,145
Real Estate Investment Trusts (REITs) — 2.5%
Acadia Realty Trust	5,257	168,014
Alexandria Real Estate Equities, Inc.	4,253	365,418
American Campus Communities, Inc.	410	16,400
Annaly Capital Management, Inc.	10,328	118,979
Apartment Investment & Management Co., Class A	6,718	250,246
Apollo Commercial Real Estate Finance, Inc.	1,204	20,083
Armada Hoffler Properties, Inc.	1,963	18,629
Associated Estates Realty Corp.	903	20,245
AvalonBay Communities, Inc.	3,256	523,532
BioMed Realty Trust, Inc.	667	14,307
Blackstone Mortgage Trust, Inc., Class A	420	11,995
Boston Properties, Inc.	4,293	556,545
Brixmor Property Group, Inc.	13,390	323,770
Campus Crest Communities, Inc.	3,677	28,239
Capstead Mortgage Corp.	1,260	16,393
CBL & Associates Properties, Inc.	607	11,806
Chatham Lodging Trust	852	22,800
Chimera Investment Corp.	2,806	9,484
Colony Financial, Inc.	517	12,692
Corporate Office Properties Trust	6,228	175,069
Corrections Corp. of America	14,034	508,733
CubeSmart	5,971	128,615
DCT Industrial Trust, Inc.	3,505	119,626
DDR Corp.	9,159	167,884
DiamondRock Hospitality Co.	877	13,094
Duke Realty Corp.	16,431	319,419

27

	Shares/ Principal Amount	Value
Education Realty Trust, Inc.	7,854	$91,421
Empire State Realty Trust, Inc.	11,758	197,064
EPR Properties	291	16,293
Equity One, Inc.	5,839	141,479
Equity Residential	5,308	376,019
Essex Property Trust, Inc.	1,612	326,285
Excel Trust, Inc.	1,413	18,524
Extra Space Storage, Inc.	4,415	261,677
First Industrial Realty Trust, Inc.	624	12,386
General Growth Properties, Inc.	17,080	457,061
Geo Group, Inc. (The)	2,929	118,009
Hatteras Financial Corp.	990	18,968
HCP, Inc.	4,446	199,181
Health Care REIT, Inc.	7,271	535,582
Healthcare Realty Trust, Inc.	420	11,092
Healthcare Trust of America, Inc., Class A	11,048	140,972
Hersha Hospitality Trust	1,043	7,729
Highwoods Properties, Inc.	368	15,883
Hospitality Properties Trust	2,569	78,611
Host Hotels & Resorts, Inc.	41,409	962,345
Hudson Pacific Properties, Inc.	4,093	115,095
Kilroy Realty Corp.	4,231	290,585
Kimco Realty Corp.	10,351	263,433
Kite Realty Group Trust	8,322	227,024
LaSalle Hotel Properties	2,515	101,531
Lexington Realty Trust	2,246	24,706
Macerich Co. (The)	1,843	145,744
Mack-Cali Realty Corp.	580	11,148
Medical Properties Trust, Inc.	1,477	20,471
MFA Financial, Inc.	2,839	23,791
National Retail Properties, Inc.	3,920	151,038
New Residential Investment Corp.	975	12,636
Outfront Media, Inc.	623	16,858
Pebblebrook Hotel Trust	6,442	278,101
Pennsylvania Real Estate Investment Trust	657	15,354
PennyMac Mortgage Investment Trust	840	18,203
Piedmont Office Realty Trust, Inc., Class A	24,169	454,377
Post Properties, Inc.	654	38,311
Potlatch Corp.	1,405	58,378
ProLogis, Inc.	14,750	623,630
Public Storage	3,122	585,781
Rayonier, Inc.	4,525	123,442
Realty Income Corp.	1,998	92,827
Regency Centers Corp.	3,246	199,564
Rexford Industrial Realty, Inc.	626	9,509
RLJ Lodging Trust	6,684	220,104

28

	Shares/ Principal Amount	Value
Rouse Properties, Inc.	1,353	$24,746
Sabra Health Care REIT, Inc.	383	10,843
Simon Property Group, Inc.	6,443	1,164,894
SL Green Realty Corp.	2,796	324,727
Summit Hotel Properties, Inc.	1,811	21,008
Sun Communities, Inc.	683	40,222
Sunstone Hotel Investors, Inc.	940	15,049
Taubman Centers, Inc.	2,031	161,444
Two Harbors Investment Corp.	2,543	26,727
UDR, Inc.	8,399	258,521
Urstadt Biddle Properties, Inc., Class A	1,192	26,439
Ventas, Inc.	5,135	367,409
Vornado Realty Trust	4,694	523,663
Washington Real Estate Investment Trust	703	18,890
Weyerhaeuser Co.	16,138	569,833
WP Carey, Inc.	682	46,471
		15,651,125
Real Estate Management and Development — 0.2%
Daito Trust Construction Co. Ltd.	2,900	327,339
Forest City Enterprises, Inc., Class A(1)	5,184	111,923
Global Logistic Properties Ltd.	55,000	110,493
Howard Hughes Corp. (The)(1)	612	89,376
Jones Lang LaSalle, Inc.	3,097	451,109
		1,090,240
Road and Rail — 0.4%
Canadian Pacific Railway Ltd.	1,000	192,882
Canadian Pacific Railway Ltd., New York Shares	3,068	592,615
Celadon Group, Inc.	504	11,108
Heartland Express, Inc.	7,495	198,842
Kansas City Southern	2,974	353,728
Marten Transport Ltd.	774	16,641
Roadrunner Transportation Systems, Inc.(1)	1,334	30,028
Saia, Inc.(1)	903	50,089
Swift Transportation Co.(1)	1,126	32,733
Union Pacific Corp.	7,840	915,477
Werner Enterprises, Inc.	8,698	269,812
		2,663,955
Semiconductors and Semiconductor Equipment — 1.4%
Applied Materials, Inc.	66,858	1,607,935
ARM Holdings plc	10,620	151,701
ASML Holding NV	5,812	613,783
Avago Technologies Ltd.	6,520	608,968
Broadcom Corp., Class A	27,099	1,168,780
Cavium, Inc.(1)	530	29,998
Exar Corp.(1)	3,480	31,772
Fairchild Semiconductor International, Inc.(1)	1,700	27,421

29

	Shares/ Principal Amount	Value
Formfactor, Inc.(1)	3,117	$25,061
Intel Corp.	29,460	1,097,385
Kulicke & Soffa Industries, Inc.(1)	1,631	22,801
Lam Research Corp.	4,830	399,151
M/A-COM Technology Solutions Holdings, Inc.(1)	884	21,950
Maxim Integrated Products, Inc.	6,974	206,221
Microchip Technology, Inc.	25,289	1,141,798
MKS Instruments, Inc.	2,360	85,998
Nanometrics, Inc.(1)	1,469	21,800
NXP Semiconductor NV(1)	9,685	753,590
Photronics, Inc.(1)	3,678	33,176
RF Micro Devices, Inc.(1)	3,633	53,078
Semtech Corp.(1)	930	23,678
Synaptics, Inc.(1)	353	22,236
Teradyne, Inc.	23,642	469,294
Texas Instruments, Inc.	3,813	207,504
Xilinx, Inc.	3,534	160,585
		8,985,664
Software — 1.7%
Aspen Technology, Inc.(1)	1,458	55,025
AVG Technologies NV(1)	429	8,426
BroadSoft, Inc.(1)	1,033	27,860
Compuware Corp.	882	9,102
Electronic Arts, Inc.(1)	52,873	2,322,711
ePlus, Inc.(1)	339	23,337
FireEye, Inc.(1)	500	15,145
Intuit, Inc.	15,160	1,423,069
Manhattan Associates, Inc.(1)	1,030	40,747
Mentor Graphics Corp.	2,835	62,965
Microsoft Corp.	51,746	2,473,976
Monotype Imaging Holdings, Inc.	1,206	33,334
NetSuite, Inc.(1)	4,064	429,768
Oracle Corp.	62,242	2,639,683
Splunk, Inc.(1)	6,878	461,514
Synopsys, Inc.(1)	7,568	328,375
Ultimate Software Group, Inc.(1)	179	26,356
Verint Systems, Inc.(1)	795	47,851
Workday, Inc.(1)	1,973	171,750
		10,600,994
Specialty Retail — 1.2%
Advance Auto Parts, Inc.	2,008	295,337
AutoZone, Inc.(1)	1,813	1,047,388
Bed Bath & Beyond, Inc.(1)	9,961	730,838
Boot Barn Holdings, Inc.(1)	403	8,705
Brown Shoe Co., Inc.	1,028	33,677
Cabela's, Inc.(1)	266	14,428
30

	Shares/ Principal Amount	Value
CST Brands, Inc.	1,295	$56,540
Destination Maternity Corp.	987	15,822
Foot Locker, Inc.	4,357	249,612
GameStop Corp., Class A	1,086	41,062
Gap, Inc. (The)	8,183	324,047
Inditex SA	10,220	297,559
Kirkland's, Inc.(1)	1,450	31,494
Lithia Motors, Inc., Class A	290	21,318
Lowe's Cos., Inc.	29,895	1,908,198
MarineMax, Inc.(1)	357	6,608
Nitori Holdings Co. Ltd.	3,600	199,537
O'Reilly Automotive, Inc.(1)	2,526	461,601
Office Depot, Inc.(1)	1,403	9,302
Penske Automotive Group, Inc.	680	32,198
Restoration Hardware Holdings, Inc.(1)	2,861	241,669
Ross Stores, Inc.	3,775	345,337
Signet Jewelers Ltd.	3,264	427,453
TJX Cos., Inc. (The)	8,388	554,950
Tractor Supply Co.	3,997	307,489
		7,662,169
Technology Hardware, Storage and Peripherals — 1.1%
Apple, Inc.	33,592	3,995,097
EMC Corp.	9,215	279,675
Hewlett-Packard Co.	18,100	706,986
Nimble Storage, Inc.(1)	1,161	30,616
SanDisk Corp.	3,406	352,385
Silicon Graphics International Corp.(1)	3,025	29,070
Super Micro Computer, Inc.(1)	955	31,782
Western Digital Corp.	14,063	1,452,286
		6,877,897
Textiles, Apparel and Luxury Goods — 0.5%
Burberry Group plc	14,019	361,312
Culp, Inc.	1,480	27,735
Hanesbrands, Inc.	3,919	453,507
Kate Spade & Co.(1)	5,500	176,165
Luxottica Group SpA	7,978	426,571
Michael Kors Holdings Ltd.(1)	2,027	155,491
Movado Group, Inc.	1,225	35,194
Pandora A/S	8,310	737,438
Ralph Lauren Corp.	1,231	227,612
Skechers U.S.A., Inc., Class A(1)	762	46,794
Under Armour, Inc., Class A(1)	5,103	369,917
		3,017,736
Thrifts and Mortgage Finance — 0.2%
Aareal Bank AG	10,110	441,566
Astoria Financial Corp.	1,272	16,829

31

	Shares/ Principal Amount	Value
Capitol Federal Financial, Inc.	6,258	$78,350
Dime Community Bancshares, Inc.	1,269	19,225
EverBank Financial Corp.	11,775	221,841
Oritani Financial Corp.	1,600	23,280
People's United Financial, Inc.	22,221	328,427
Radian Group, Inc.	857	14,612
		1,144,130
Tobacco — 0.2%
Altria Group, Inc.	8,520	428,215
Japan Tobacco, Inc.	7,400	237,026
Philip Morris International, Inc.	7,211	626,852
		1,292,093
Trading Companies and Distributors — 0.2%
Applied Industrial Technologies, Inc.	711	33,339
Ashtead Group plc	43,563	717,198
Bunzl plc	9,430	263,072
H&E Equipment Services, Inc.	1,381	48,335
Kaman Corp.	267	10,504
United Rentals, Inc.(1)	3,230	365,991
		1,438,439
Water Utilities†
Artesian Resources Corp., Class A	555	11,921
Wireless Telecommunication Services — 0.3%
RingCentral, Inc., Class A(1)	2,015	25,349
Rogers Communications, Inc., Class B	5,937	237,636
SBA Communications Corp., Class A(1)	14,347	1,745,599
		2,008,584
TOTAL COMMON STOCKS (Cost $215,896,202)		286,773,143
U.S. TREASURY SECURITIES — 17.6%
U.S. Treasury Bonds, 5.50%, 8/15/28	$1,100,000	1,494,195
U.S. Treasury Bonds, 4.375%, 11/15/39	3,420,000	4,384,813
U.S. Treasury Bonds, 3.125%, 11/15/41	850,000	893,230
U.S. Treasury Bonds, 2.875%, 5/15/43	1,400,000	1,392,234
U.S. Treasury Bonds, 3.125%, 8/15/44	675,000	705,217
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	759,883	977,459
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	1,065,201	1,380,018
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	884,873	851,068
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	776,490	720,862
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	808,785	814,725
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	2,121,570	2,238,091
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	5,135,151	5,203,752
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	2,059,440	2,081,803
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	3,421,904	3,640,584
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	1,108,670	1,213,301
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	1,371,384	1,380,491

32

	Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	$1,320,888	$1,412,731
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	5,005,398	5,300,636
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	3,326,747	3,432,787
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,630,104	1,614,568
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	1,242,096	1,231,810
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	3,918,674	3,852,241
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	3,375,339	3,391,689
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	2,805,385	2,861,930
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	801,968	783,297
U.S. Treasury Inflation Indexed Notes, 2.50%, 1/15/29	6,624,303	8,298,490
U.S. Treasury Inflation Indexed Notes, 1.375%, 2/15/44	1,021,330	1,142,613
U.S. Treasury Notes, 1.875%, 6/30/15	1,000,000	1,010,234
U.S. Treasury Notes, 0.375%, 11/15/15	1,700,000	1,703,453
U.S. Treasury Notes, 1.375%, 11/30/15	1,500,000	1,518,047
U.S. Treasury Notes, 0.375%, 1/15/16	7,000,000	7,014,217
U.S. Treasury Notes, 0.50%, 6/15/16	700,000	702,516
U.S. Treasury Notes, 0.625%, 12/15/16	1,500,000	1,503,750
U.S. Treasury Notes, 1.875%, 10/31/17	1,300,000	1,337,883
U.S. Treasury Notes, 2.625%, 4/30/18	300,000	315,820
U.S. Treasury Notes, 1.375%, 7/31/18	7,950,000	8,018,942
U.S. Treasury Notes, 1.25%, 10/31/18	2,700,000	2,702,743
U.S. Treasury Notes, 1.25%, 11/30/18	5,300,000	5,300,827
U.S. Treasury Notes, 1.625%, 7/31/19	350,000	353,172
U.S. Treasury Notes, 1.625%, 8/31/19	6,450,000	6,503,412
U.S. Treasury Notes, 1.50%, 10/31/19	1,950,000	1,951,981
U.S. Treasury Notes, 2.00%, 10/31/21	3,100,000	3,123,975
U.S. Treasury Notes, 1.75%, 5/15/23	4,000,000	3,902,188
TOTAL U.S. TREASURY SECURITIES (Cost $106,006,122)		109,657,795
CORPORATE BONDS — 8.3%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 4.25%, 11/15/19	120,000	131,860
Raytheon Co., 2.50%, 12/15/22	80,000	78,466
United Technologies Corp., 3.10%, 6/1/22	30,000	30,845
United Technologies Corp., 6.05%, 6/1/36	51,000	66,771
United Technologies Corp., 5.70%, 4/15/40	150,000	188,591
United Technologies Corp., 4.50%, 6/1/42	50,000	54,412
		550,945
Automobiles — 0.1%
American Honda Finance Corp., 1.50%, 9/11/17(3)	40,000	40,276
American Honda Finance Corp., 2.125%, 10/10/18	80,000	81,427
Daimler Finance North America LLC, 1.30%, 7/31/15(3)	140,000	140,681
Daimler Finance North America LLC, 2.625%, 9/15/16(3)	70,000	71,989
Ford Motor Co., 4.75%, 1/15/43	50,000	52,023
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	40,000	43,819
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	240,000	279,765
		709,980

33

		Shares/ Principal Amount	Value
Banks — 1.7%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	$185,012
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	40,000,000	409,191
Bank of America Corp., 4.50%, 4/1/15		$60,000	60,789
Bank of America Corp., 3.75%, 7/12/16		110,000	114,673
Bank of America Corp., 6.50%, 8/1/16		230,000	249,853
Bank of America Corp., 5.75%, 12/1/17		250,000	278,616
Bank of America Corp., 5.70%, 1/24/22		160,000	186,653
Bank of America Corp., 4.10%, 7/24/23		70,000	73,974
Bank of America Corp., MTN, 4.00%, 4/1/24		50,000	52,429
Bank of America Corp., MTN, 4.20%, 8/26/24		130,000	133,044
Bank of America Corp., MTN, 5.00%, 1/21/44		60,000	66,194
Bank of America N.A., 5.30%, 3/15/17		810,000	877,754
Bank of Nova Scotia, 2.55%, 1/12/17		140,000	144,572
Barclays Bank plc, 5.14%, 10/14/20		100,000	109,985
BB&T Corp., MTN, 3.20%, 3/15/16		160,000	164,708
BB&T Corp., MTN, 2.05%, 6/19/18		60,000	60,671
BPCE SA, 4.625%, 7/18/23	EUR	100,000	143,479
Branch Banking & Trust Co., 3.80%, 10/30/26		$70,000	71,826
Capital One Financial Corp., 1.00%, 11/6/15		60,000	60,135
Citigroup, Inc., 4.45%, 1/10/17		100,000	106,435
Citigroup, Inc., 5.50%, 2/15/17		140,000	151,957
Citigroup, Inc., 1.75%, 5/1/18		370,000	368,978
Citigroup, Inc., 4.50%, 1/14/22		260,000	285,023
Citigroup, Inc., 4.05%, 7/30/22		50,000	52,164
Citigroup, Inc., 3.75%, 6/16/24		360,000	371,140
Citigroup, Inc., 6.00%, 10/31/33		50,000	58,269
Citigroup, Inc., 6.68%, 9/13/43		30,000	38,196
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	100,000	175,399
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$170,000	181,833
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	140,000	214,582
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	150,000	208,855
European Investment Bank, 2.50%, 7/15/15	EUR	200,000	252,508
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	150,000	223,674
Fifth Third Bancorp, 4.30%, 1/16/24		$60,000	63,036
Fifth Third Bank, 2.875%, 10/1/21		250,000	251,194
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	70,000	130,989
HSBC Holdings plc, 5.10%, 4/5/21		$90,000	102,404
HSBC Holdings plc, 4.00%, 3/30/22		60,000	64,376
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	280,000	405,966
JPMorgan Chase & Co., 6.00%, 1/15/18		$560,000	632,872
JPMorgan Chase & Co., 3.25%, 9/23/22		70,000	71,072
JPMorgan Chase & Co., 3.625%, 5/13/24		240,000	247,014

34

		Shares/ Principal Amount	Value
JPMorgan Chase & Co., 3.875%, 9/10/24		$120,000	$121,595
JPMorgan Chase Bank N.A., 5.875%, 6/13/16		250,000	268,321
KeyCorp, MTN, 2.30%, 12/13/18		120,000	121,131
KFW, 2.00%, 6/1/16		230,000	235,551
KFW, 3.875%, 1/21/19	EUR	125,000	179,496
KFW, MTN, 4.625%, 1/4/23	EUR	210,000	344,891
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		$190,000	198,160
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	100,000	132,000
SunTrust Banks, Inc., 3.60%, 4/15/16		$40,000	41,542
U.S. Bancorp, 3.44%, 2/1/16		100,000	102,861
U.S. Bancorp, MTN, 3.00%, 3/15/22		70,000	71,329
U.S. Bancorp, MTN, 2.95%, 7/15/22		40,000	39,816
U.S. Bancorp, MTN, 3.60%, 9/11/24		150,000	153,292
Wells Fargo & Co., 3.68%, 6/15/16		120,000	125,309
Wells Fargo & Co., 4.125%, 8/15/23		100,000	105,395
Wells Fargo & Co., MTN, 2.10%, 5/8/17		20,000	20,475
Wells Fargo & Co., MTN, 4.60%, 4/1/21		210,000	233,604
Wells Fargo & Co., MTN, 4.10%, 6/3/26		120,000	123,410
Wells Fargo & Co., MTN, 4.65%, 11/4/44		50,000	51,185
			10,770,857
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		320,000	391,005
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		220,000	214,496
Coca-Cola Co. (The), 1.80%, 9/1/16		140,000	142,952
Pernod-Ricard SA, 2.95%, 1/15/17(3)		170,000	175,364
			923,817
Biotechnology — 0.1%
Amgen, Inc., 2.125%, 5/15/17		140,000	142,433
Amgen, Inc., 4.10%, 6/15/21		70,000	75,012
Amgen, Inc., 5.375%, 5/15/43		120,000	136,295
Celgene Corp., 3.25%, 8/15/22		80,000	80,881
Celgene Corp., 3.625%, 5/15/24		120,000	122,236
Gilead Sciences, Inc., 4.40%, 12/1/21		110,000	121,550
			678,407
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23		80,000	84,950
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		330,000	373,501
Jefferies Group, Inc., 5.125%, 4/13/18		90,000	98,023
			556,474
Chemicals — 0.1%
Dow Chemical Co. (The), 2.50%, 2/15/16		100,000	102,143
Dow Chemical Co. (The), 4.25%, 11/15/20		100,000	108,351
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43		30,000	29,582
Eastman Chemical Co., 2.70%, 1/15/20		110,000	111,422
Eastman Chemical Co., 3.60%, 8/15/22		100,000	102,580

35

		Shares/ Principal Amount	Value
Ecolab, Inc., 4.35%, 12/8/21		$160,000	$175,984
Mosaic Co. (The), 4.25%, 11/15/23		80,000	83,961
Mosaic Co. (The), 5.625%, 11/15/43		60,000	68,576
			782,599
Commercial Services and Supplies†
Republic Services, Inc., 3.55%, 6/1/22		220,000	226,682
Communications Equipment — 0.1%
Apple, Inc., 1.00%, 5/3/18		100,000	98,702
Apple, Inc., 2.85%, 5/6/21		100,000	102,746
Apple, Inc., 3.45%, 5/6/24		220,000	229,861
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		40,000	40,002
Cisco Systems, Inc., 5.90%, 2/15/39		220,000	273,571
			744,882
Construction Materials†
Owens Corning, 4.20%, 12/15/22		90,000	91,209
Consumer Finance — 0.2%
American Express Centurion Bank, MTN, 6.00%, 9/13/17		250,000	280,956
American Express Co., 1.55%, 5/22/18		60,000	59,638
American Express Credit Corp., 1.30%, 7/29/16		110,000	110,716
Capital One Bank USA N.A., 2.30%, 6/5/19		250,000	250,265
Discover Bank, 2.00%, 2/21/18		250,000	250,540
Equifax, Inc., 3.30%, 12/15/22		100,000	99,039
PNC Bank N.A., 6.00%, 12/7/17		340,000	383,135
Synchrony Financial, 3.00%, 8/15/19		50,000	50,842
			1,485,131
Containers and Packaging†
Rock-Tenn Co., 3.50%, 3/1/20		80,000	81,984
Diversified Consumer Services†
Catholic Health Initiatives, 1.60%, 11/1/17		35,000	35,073
Catholic Health Initiatives, 2.95%, 11/1/22		70,000	69,278
Johns Hopkins University, 4.08%, 7/1/53		30,000	30,577
			134,928
Diversified Financial Services — 1.2%
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	99,129
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	150,000	231,148
General Electric Capital Corp., 5.30%, 2/11/21		$40,000	45,784
General Electric Capital Corp., MTN, 2.30%, 4/27/17		270,000	278,264
General Electric Capital Corp., MTN, 5.625%, 9/15/17		415,000	464,099
General Electric Capital Corp., MTN, 6.00%, 8/7/19		410,000	482,466
General Electric Capital Corp., MTN, 4.65%, 10/17/21		100,000	112,423
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		130,000	132,487
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		150,000	154,513
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		540,000	626,603
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		120,000	124,723
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		140,000	174,117

36

	Shares/ Principal Amount	Value
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	$50,000	$52,713
Gulf Gate Apartments, VRN, 0.15%, 12/4/14 (Acquired 9/29/03-11/10/03, Cost $3,000,000) (4)	3,000,000	3,000,000
Morgan Stanley, 3.70%, 10/23/24	30,000	30,578
Morgan Stanley, 5.00%, 11/24/25	350,000	377,041
Morgan Stanley, MTN, 6.625%, 4/1/18	330,000	380,079
Morgan Stanley, MTN, 5.625%, 9/23/19	450,000	513,802
UBS AG (Stamford Branch), 5.875%, 12/20/17	186,000	209,521
		7,489,490
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 2.625%, 12/1/22	90,000	86,481
AT&T, Inc., 6.55%, 2/15/39	171,000	212,839
AT&T, Inc., 4.30%, 12/15/42	130,000	123,991
British Telecommunications plc, 5.95%, 1/15/18	230,000	258,910
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)	180,000	183,971
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	150,000	175,638
Orange SA, 4.125%, 9/14/21	120,000	129,623
Verizon Communications, Inc., 3.65%, 9/14/18	310,000	329,518
Verizon Communications, Inc., 4.50%, 9/15/20	80,000	87,727
Verizon Communications, Inc., 5.15%, 9/15/23	220,000	247,877
Verizon Communications, Inc., 5.05%, 3/15/34	340,000	366,438
Verizon Communications, Inc., 4.40%, 11/1/34	40,000	39,960
Verizon Communications, Inc., 4.75%, 11/1/41	120,000	123,751
Verizon Communications, Inc., 6.55%, 9/15/43	79,000	102,474
Verizon Communications, Inc., 4.86%, 8/21/46(3)	57,000	59,757
Verizon Communications, Inc., 5.01%, 8/21/54(3)	77,000	80,799
		2,609,754
Energy Equipment and Services — 0.1%
Ensco plc, 3.25%, 3/15/16	90,000	92,542
Ensco plc, 4.70%, 3/15/21	180,000	189,404
Transocean, Inc., 2.50%, 10/15/17	70,000	67,838
Weatherford International Ltd., 4.50%, 4/15/22	80,000	79,340
		429,124
Food and Staples Retailing — 0.2%
Delhaize Group SA, 4.125%, 4/10/19	80,000	84,869
Kroger Co. (The), 6.40%, 8/15/17	180,000	202,758
Kroger Co. (The), 3.30%, 1/15/21	110,000	112,933
Sysco Corp., 3.50%, 10/2/24	110,000	113,367
Wal-Mart Stores, Inc., 2.55%, 4/11/23	150,000	148,017
Wal-Mart Stores, Inc., 5.625%, 4/1/40	220,000	277,615
		939,559
Food Products — 0.1%
Kellogg Co., 4.45%, 5/30/16	100,000	105,251
Kraft Foods Group, Inc., 5.00%, 6/4/42	90,000	97,961
Mondelez International, Inc., 4.00%, 2/1/24	120,000	126,176
Mondelez International, Inc., 6.50%, 2/9/40	70,000	91,919

37

		Shares/ Principal Amount	Value
Tyson Foods, Inc., 4.50%, 6/15/22		$100,000	$108,743
			530,050
Gas Utilities — 0.4%
Enable Midstream Partners LP, 3.90%, 5/15/24(3)		90,000	90,014
Enbridge Energy Partners LP, 6.50%, 4/15/18		130,000	148,699
Enbridge, Inc., 4.50%, 6/10/44		60,000	58,611
Energy Transfer Partners LP, 4.15%, 10/1/20		110,000	115,342
Energy Transfer Partners LP, 5.20%, 2/1/22		50,000	54,767
Energy Transfer Partners LP, 3.60%, 2/1/23		110,000	107,800
Energy Transfer Partners LP, 6.50%, 2/1/42		80,000	91,794
Enterprise Products Operating LLC, 6.30%, 9/15/17		230,000	260,261
Enterprise Products Operating LLC, 4.85%, 3/15/44		220,000	231,434
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		200,000	224,220
Magellan Midstream Partners LP, 6.55%, 7/15/19		100,000	118,006
Magellan Midstream Partners LP, 5.15%, 10/15/43		40,000	44,108
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22		160,000	164,129
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		170,000	167,651
TransCanada PipeLines Ltd., 2.50%, 8/1/22		150,000	144,870
Williams Cos., Inc. (The), 3.70%, 1/15/23		80,000	75,541
Williams Partners LP, 4.125%, 11/15/20		160,000	168,179
			2,265,426
Health Care Equipment and Supplies†
Baxter International, Inc., 3.20%, 6/15/23		50,000	50,554
Medtronic, Inc., 2.75%, 4/1/23		50,000	48,445
			98,999
Health Care Providers and Services — 0.1%
Aetna, Inc., 2.75%, 11/15/22		90,000	87,684
Express Scripts Holding Co., 2.65%, 2/15/17		200,000	206,052
Express Scripts Holding Co., 7.25%, 6/15/19		140,000	169,771
NYU Hospitals Center, 4.43%, 7/1/42		70,000	69,812
UnitedHealth Group, Inc., 2.875%, 3/15/23		80,000	79,748
UnitedHealth Group, Inc., 4.25%, 3/15/43		80,000	80,388
			693,455
Industrial Conglomerates — 0.1%
General Electric Co., 5.25%, 12/6/17		320,000	355,496
General Electric Co., 2.70%, 10/9/22		90,000	89,886
General Electric Co., 4.125%, 10/9/42		100,000	103,196
			548,578
Insurance — 0.5%
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	150,000	223,071
Allstate Corp. (The), 4.50%, 6/15/43		$50,000	53,654
American International Group, Inc., 4.875%, 6/1/22		240,000	269,697
American International Group, Inc., 4.50%, 7/16/44		70,000	71,561
American International Group, Inc., MTN, 5.85%, 1/16/18		170,000	191,868
American International Group, Inc., VRN, 8.18%, 5/15/38		50,000	68,750

38

	Shares/ Principal Amount	Value
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	$120,000	$132,897
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	70,000	71,016
Berkshire Hathaway, Inc., 4.50%, 2/11/43	110,000	118,176
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	110,000	124,197
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	30,000	36,971
Liberty Mutual Group, Inc., 4.85%, 8/1/44(3)	110,000	108,885
Lincoln National Corp., 6.25%, 2/15/20	180,000	211,753
Markel Corp., 4.90%, 7/1/22	120,000	131,699
Markel Corp., 3.625%, 3/30/23	30,000	30,272
MetLife, Inc., 4.125%, 8/13/42	70,000	68,975
MetLife, Inc., 4.875%, 11/13/43	30,000	33,347
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	100,000	100,014
Principal Financial Group, Inc., 3.30%, 9/15/22	50,000	50,698
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	100,000	113,949
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	60,000	70,118
Prudential Financial, Inc., MTN, 4.60%, 5/15/44	100,000	103,201
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(3)	60,000	61,160
Travelers Cos., Inc. (The), 4.60%, 8/1/43	60,000	66,074
Voya Financial, Inc., 5.50%, 7/15/22	40,000	45,313
Voya Financial, Inc., 5.70%, 7/15/43	110,000	129,634
WR Berkley Corp., 4.625%, 3/15/22	80,000	86,291
WR Berkley Corp., 4.75%, 8/1/44	50,000	50,716
		2,823,957
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.50%, 4/15/23	70,000	69,984
International Business Machines Corp., 3.375%, 8/1/23	200,000	205,481
Xerox Corp., 2.95%, 3/15/17	50,000	51,740
		327,205
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	163,000	168,748
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	60,000	63,525
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	80,000	91,116
		323,389
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	130,000	130,763
Deere & Co., 5.375%, 10/16/29	250,000	306,377
		437,140
Media — 0.5%
21st Century Fox America, Inc., 6.90%, 8/15/39	170,000	231,394
21st Century Fox America, Inc., 4.75%, 9/15/44(3)	60,000	64,210
CBS Corp., 4.85%, 7/1/42	50,000	50,225
Comcast Corp., 5.90%, 3/15/16	422,000	450,105
Comcast Corp., 6.40%, 5/15/38	110,000	144,596
Comcast Corp., 4.75%, 3/1/44	50,000	55,370
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	150,000	166,350

39

	Shares/ Principal Amount	Value
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24	$50,000	$52,821
Discovery Communications LLC, 5.625%, 8/15/19	130,000	147,873
Discovery Communications LLC, 3.25%, 4/1/23	60,000	58,677
NBCUniversal Media LLC, 5.15%, 4/30/20	80,000	91,904
NBCUniversal Media LLC, 4.375%, 4/1/21	440,000	487,376
NBCUniversal Media LLC, 2.875%, 1/15/23	60,000	60,020
Omnicom Group, Inc., 3.625%, 5/1/22	30,000	30,944
Scripps Networks Interactive, Inc., 2.75%, 11/15/19	60,000	60,725
Time Warner Cable, Inc., 4.50%, 9/15/42	140,000	141,553
Time Warner, Inc., 7.70%, 5/1/32	220,000	308,324
Time Warner, Inc., 5.35%, 12/15/43	70,000	77,228
Viacom, Inc., 4.50%, 3/1/21	90,000	97,111
Viacom, Inc., 3.125%, 6/15/22	60,000	58,724
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	100,000	98,009
		2,933,539
Metals and Mining — 0.1%
Barrick Gold Corp., 4.10%, 5/1/23	50,000	49,064
Barrick North America Finance LLC, 4.40%, 5/30/21	150,000	154,936
Barrick North America Finance LLC, 5.75%, 5/1/43	30,000	30,400
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	200,000	207,486
Freeport-McMoRan, Inc., 3.875%, 3/15/23	40,000	39,474
Glencore Finance Canada Ltd., 4.95%, 11/15/21(3)	70,000	75,726
Newmont Mining Corp., 6.25%, 10/1/39	40,000	39,574
Teck Resources Ltd., 3.15%, 1/15/17	90,000	92,595
		689,255
Multi-Utilities — 0.4%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	20,000	18,838
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	60,000	58,753
Constellation Energy Group, Inc., 5.15%, 12/1/20	120,000	133,814
Consumers Energy Co., 2.85%, 5/15/22	30,000	30,104
Consumers Energy Co., 3.375%, 8/15/23	110,000	114,008
Dominion Resources, Inc., 6.40%, 6/15/18	190,000	218,626
Dominion Resources, Inc., 2.75%, 9/15/22	80,000	78,830
Dominion Resources, Inc., 3.625%, 12/1/24	80,000	81,529
Dominion Resources, Inc., 4.90%, 8/1/41	100,000	109,918
Duke Energy Florida, Inc., 6.35%, 9/15/37	170,000	231,387
Duke Energy Florida, Inc., 3.85%, 11/15/42	80,000	78,988
Duke Energy Progress, Inc., 4.15%, 12/1/44	70,000	73,079
Edison International, 3.75%, 9/15/17	110,000	116,950
Exelon Generation Co. LLC, 4.25%, 6/15/22	60,000	63,047
Exelon Generation Co. LLC, 5.60%, 6/15/42	40,000	43,854
Georgia Power Co., 4.30%, 3/15/42	50,000	52,052
Nisource Finance Corp., 4.45%, 12/1/21	50,000	54,602
Nisource Finance Corp., 5.65%, 2/1/45	70,000	83,823
PacifiCorp, 6.00%, 1/15/39	70,000	90,312
Potomac Electric Power Co., 3.60%, 3/15/24	70,000	73,632

40

	Shares/ Principal Amount	Value
Progress Energy, Inc., 3.15%, 4/1/22	$60,000	$60,852
Public Service Company of Colorado, 4.75%, 8/15/41	40,000	45,428
Sempra Energy, 6.50%, 6/1/16	150,000	162,399
Sempra Energy, 2.875%, 10/1/22	130,000	126,671
Southern Power Co., 5.15%, 9/15/41	40,000	45,549
Virginia Electric and Power Co., 4.45%, 2/15/44	50,000	53,809
Xcel Energy, Inc., 4.80%, 9/15/41	30,000	33,005
		2,333,859
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 3.625%, 6/1/24	180,000	181,375
Target Corp., 4.00%, 7/1/42	160,000	159,603
		340,978
Oil, Gas and Consumable Fuels — 0.3%
Anadarko Petroleum Corp., 5.95%, 9/15/16	40,000	43,225
Anadarko Petroleum Corp., 6.45%, 9/15/36	60,000	73,514
Apache Corp., 4.75%, 4/15/43	50,000	48,446
BP Capital Markets plc, 4.50%, 10/1/20	40,000	43,688
BP Capital Markets plc, 2.75%, 5/10/23	60,000	57,510
Chevron Corp., 2.43%, 6/24/20	40,000	40,642
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	54,020
Continental Resources, Inc., 3.80%, 6/1/24	100,000	96,152
Devon Energy Corp., 5.60%, 7/15/41	60,000	68,270
EOG Resources, Inc., 5.625%, 6/1/19	210,000	241,930
EOG Resources, Inc., 4.10%, 2/1/21	70,000	75,329
Hess Corp., 6.00%, 1/15/40	50,000	56,910
Marathon Petroleum Corp., 3.50%, 3/1/16	40,000	41,151
Noble Energy, Inc., 4.15%, 12/15/21	120,000	126,758
Petro-Canada, 6.80%, 5/15/38	110,000	145,259
Phillips 66, 4.30%, 4/1/22	160,000	171,433
Phillips 66, 4.65%, 11/15/34	100,000	103,047
Shell International Finance BV, 2.375%, 8/21/22	100,000	97,968
Shell International Finance BV, 3.625%, 8/21/42	70,000	66,470
Shell International Finance BV, 4.55%, 8/12/43	50,000	54,894
Statoil ASA, 4.80%, 11/8/43	100,000	112,991
Talisman Energy, Inc., 7.75%, 6/1/19	80,000	94,373
Total Capital Canada Ltd., 2.75%, 7/15/23	80,000	78,384
Total Capital SA, 2.125%, 8/10/18	90,000	91,564
		2,083,928
Paper and Forest Products†
Domtar Corp., 4.40%, 4/1/22	40,000	41,310
Georgia-Pacific LLC, 2.54%, 11/15/19(3)	130,000	131,812
International Paper Co., 6.00%, 11/15/41	60,000	69,089
		242,211
Pharmaceuticals — 0.2%
AbbVie, Inc., 1.75%, 11/6/17	110,000	110,734
AbbVie, Inc., 2.90%, 11/6/22	120,000	117,762

41

	Shares/ Principal Amount	Value
AbbVie, Inc., 4.40%, 11/6/42	$130,000	$130,104
Actavis, Inc., 1.875%, 10/1/17	130,000	129,711
Actavis, Inc., 3.25%, 10/1/22	100,000	97,977
Actavis, Inc., 4.625%, 10/1/42	40,000	37,729
Bristol-Myers Squibb Co., 3.25%, 8/1/42	70,000	60,944
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	70,000	70,407
Merck & Co., Inc., 2.40%, 9/15/22	110,000	107,371
Mylan, Inc., 5.40%, 11/29/43	20,000	21,869
Roche Holdings, Inc., 6.00%, 3/1/19(3)	40,000	46,442
Roche Holdings, Inc., 3.35%, 9/30/24(3)	60,000	62,101
Roche Holdings, Inc., 4.00%, 11/28/44(3)	200,000	201,910
Sanofi, 4.00%, 3/29/21	78,000	85,002
		1,280,063
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20	40,000	43,842
Essex Portfolio LP, 3.625%, 8/15/22	90,000	92,238
Essex Portfolio LP, 3.375%, 1/15/23	40,000	39,907
Essex Portfolio LP, 3.25%, 5/1/23	30,000	29,569
HCP, Inc., 3.75%, 2/1/16	130,000	134,318
Health Care REIT, Inc., 2.25%, 3/15/18	30,000	30,404
Health Care REIT, Inc., 3.75%, 3/15/23	100,000	101,053
Hospitality Properties Trust, 4.65%, 3/15/24	100,000	103,514
Hospitality Properties Trust, 4.50%, 3/15/25	80,000	80,553
Kilroy Realty LP, 3.80%, 1/15/23	140,000	142,406
Realty Income Corp., 4.125%, 10/15/26	50,000	51,334
Senior Housing Properties Trust, 4.75%, 5/1/24	100,000	103,176
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	100,000	102,164
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	40,000	43,751
		1,098,229
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	142,000	150,501
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	50,000	55,653
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	20,000	22,118
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	130,000	134,105
CSX Corp., 4.25%, 6/1/21	110,000	120,418
CSX Corp., 3.40%, 8/1/24	110,000	111,616
Norfolk Southern Corp., 5.75%, 4/1/18	140,000	158,874
Norfolk Southern Corp., 3.25%, 12/1/21	90,000	93,104
Union Pacific Corp., 4.00%, 2/1/21	60,000	65,985
Union Pacific Corp., 4.75%, 9/15/41	120,000	133,715
		1,046,089
Semiconductors and Semiconductor Equipment†
Intel Corp., 1.35%, 12/15/17	100,000	100,057
Software — 0.1%
Intuit, Inc., 5.75%, 3/15/17	302,000	331,982
Microsoft Corp., 2.375%, 5/1/23	50,000	49,405

42

		Shares/ Principal Amount	Value
Oracle Corp., 2.50%, 10/15/22		$200,000	$194,987
Oracle Corp., 3.625%, 7/15/23		160,000	168,438
Oracle Corp., 3.40%, 7/8/24		80,000	82,463
			827,275
Specialty Retail†
Home Depot, Inc. (The), 5.95%, 4/1/41		180,000	233,660
Technology Hardware, Storage and Peripherals†
Hewlett-Packard Co., 4.30%, 6/1/21		150,000	157,248
Thrifts and Mortgage Finance — 0.1%
Cie de Financement Foncier, MTN, 4.50%, 5/16/18 (Secured)	EUR	165,000	235,735
Cie de Financement Foncier, MTN, 4.375%, 4/25/19 (Secured)	EUR	200,000	293,552
			529,287
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22		$260,000	253,529
Philip Morris International, Inc., 4.125%, 5/17/21		150,000	163,347
			416,876
Wireless Telecommunication Services†
Vodafone Group plc, 5.625%, 2/27/17		70,000	76,520
TOTAL CORPORATE BONDS (Cost $49,210,662)			51,643,095
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(5) — 8.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.3%
FHLMC, VRN, 1.74%, 12/15/14		106,046	108,366
FHLMC, VRN, 1.84%, 12/15/14		293,912	301,774
FHLMC, VRN, 1.97%, 12/15/14		255,652	264,874
FHLMC, VRN, 1.98%, 12/15/14		192,020	197,749
FHLMC, VRN, 2.09%, 12/15/14		512,700	520,482
FHLMC, VRN, 2.26%, 12/15/14		92,798	98,786
FHLMC, VRN, 2.35%, 12/15/14		390,020	393,332
FHLMC, VRN, 2.375%, 12/15/14		440,011	471,824
FHLMC, VRN, 2.40%, 12/15/14		125,873	135,262
FHLMC, VRN, 2.40%, 12/15/14		28,733	30,811
FHLMC, VRN, 2.56%, 12/15/14		83,045	87,707
FHLMC, VRN, 2.87%, 12/15/14		100,273	103,860
FHLMC, VRN, 3.24%, 12/15/14		98,317	103,833
FHLMC, VRN, 3.29%, 12/15/14		250,163	263,871
FHLMC, VRN, 3.79%, 12/15/14		99,256	105,062
FHLMC, VRN, 3.82%, 12/15/14		268,674	282,676
FHLMC, VRN, 4.06%, 12/15/14		132,586	140,837
FHLMC, VRN, 4.32%, 12/15/14		218,470	231,031
FHLMC, VRN, 5.10%, 12/15/14		68,271	73,103
FHLMC, VRN, 5.37%, 12/15/14		172,514	182,959
FHLMC, VRN, 6.12%, 12/15/14		115,334	123,191
FNMA, VRN, 1.89%, 12/25/14		235,950	250,810
FNMA, VRN, 1.92%, 12/25/14		380,940	401,683
FNMA, VRN, 1.94%, 12/25/14		284,749	304,035

43

	Shares/ Principal Amount	Value
FNMA, VRN, 1.94%, 12/25/14	$298,609	$319,842
FNMA, VRN, 1.94%, 12/25/14	395,600	417,377
FNMA, VRN, 1.94%, 12/25/14	608,189	648,095
FNMA, VRN, 2.20%, 12/25/14	27,849	29,780
FNMA, VRN, 2.32%, 12/25/14	220,005	235,853
FNMA, VRN, 2.71%, 12/25/14	298,258	308,041
FNMA, VRN, 2.97%, 12/25/14	64,601	69,169
FNMA, VRN, 3.31%, 12/25/14	96,340	103,655
FNMA, VRN, 3.36%, 12/25/14	146,885	153,867
FNMA, VRN, 3.76%, 12/25/14	199,067	210,817
FNMA, VRN, 3.92%, 12/25/14	160,766	170,324
FNMA, VRN, 5.29%, 12/25/14	234,865	251,924
		8,096,662
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 6.8%
FHLMC, 6.50%, 6/1/16	6,776	6,956
FHLMC, 4.50%, 1/1/19	239,700	252,425
FHLMC, 5.00%, 1/1/21	431,035	463,056
FHLMC, 5.00%, 4/1/21	97,187	103,995
FHLMC, 8.00%, 7/1/30	4,566	5,527
FHLMC, 6.50%, 5/1/31	12,544	14,285
FHLMC, 5.50%, 12/1/33	162,337	181,296
FHLMC, 5.50%, 1/1/38	363,547	407,277
FHLMC, 6.00%, 2/1/38	384,933	436,136
FHLMC, 6.00%, 11/1/38	353,690	400,124
FHLMC, 6.50%, 7/1/47	8,559	9,442
FNMA, 4.00%, 12/11/14(6)	1,400,000	1,494,828
FNMA, 4.50%, 12/11/14(6)	1,000,000	1,086,953
FNMA, 7.50%, 6/1/15	176	176
FNMA, 4.50%, 5/1/19	116,318	122,818
FNMA, 4.50%, 5/1/19	156,526	165,390
FNMA, 5.00%, 9/1/20	231,841	249,202
FNMA, 2.625%, 9/6/24	320,000	323,030
FNMA, 7.00%, 6/1/26	465	528
FNMA, 7.50%, 3/1/27	1,779	1,803
FNMA, 6.50%, 6/1/29	12,373	14,086
FNMA, 7.00%, 7/1/29	2,185	2,375
FNMA, 7.00%, 3/1/30	10,228	11,797
FNMA, 7.50%, 9/1/30	5,903	7,247
FNMA, 6.625%, 11/15/30	1,290,000	1,879,290
FNMA, 6.50%, 9/1/31	32,230	36,693
FNMA, 7.00%, 9/1/31	15,119	17,307
FNMA, 6.50%, 1/1/32	14,005	15,942
FNMA, 5.50%, 6/1/33	142,355	160,640
FNMA, 5.50%, 8/1/33	655,666	739,525
FNMA, 5.50%, 9/1/33	180,457	204,704
FNMA, 5.00%, 11/1/33	662,997	737,504

44

	Shares/ Principal Amount	Value
FNMA, 5.50%, 1/1/34	$528,926	$596,709
FNMA, 4.50%, 9/1/35	390,706	425,423
FNMA, 5.00%, 2/1/36	631,614	701,745
FNMA, 5.50%, 4/1/36	113,144	126,635
FNMA, 5.00%, 10/1/36	141,625	156,991
FNMA, 5.50%, 12/1/36	252,146	282,523
FNMA, 5.50%, 1/1/37	733,989	823,312
FNMA, 5.50%, 2/1/37	164,252	183,965
FNMA, 6.50%, 8/1/37	192,516	209,702
FNMA, 5.00%, 4/1/40	1,218,451	1,354,487
FNMA, 5.00%, 6/1/40	916,296	1,018,921
FNMA, 4.50%, 8/1/40	1,440,711	1,571,547
FNMA, 4.00%, 1/1/41	1,185,385	1,276,308
FNMA, 4.50%, 1/1/41	1,354,949	1,477,207
FNMA, 5.00%, 6/1/41	1,006,994	1,116,250
FNMA, 4.50%, 7/1/41	714,886	782,973
FNMA, 4.50%, 9/1/41	575,314	626,391
FNMA, 4.50%, 9/1/41	1,752,821	1,910,342
FNMA, 4.00%, 12/1/41	1,231,855	1,323,596
FNMA, 4.00%, 1/1/42	752,586	804,719
FNMA, 4.00%, 1/1/42	911,329	974,648
FNMA, 3.50%, 5/1/42	1,924,944	2,011,910
FNMA, 3.50%, 6/1/42	864,490	904,081
FNMA, 3.50%, 9/1/42	1,562,484	1,632,986
FNMA, 3.00%, 11/1/42	1,559,511	1,578,966
FNMA, 6.50%, 8/1/47	37,336	41,364
FNMA, 6.50%, 8/1/47	50,739	56,201
FNMA, 6.50%, 9/1/47	87,988	97,470
FNMA, 6.50%, 9/1/47	4,239	4,699
FNMA, 6.50%, 9/1/47	19,369	21,465
FNMA, 6.50%, 9/1/47	28,133	31,185
FNMA, 6.50%, 9/1/47	7,521	8,333
GNMA, 7.00%, 1/15/24	2,407	2,682
GNMA, 8.00%, 7/15/24	5,274	5,681
GNMA, 8.00%, 9/15/24	4,195	4,737
GNMA, 9.00%, 4/20/25	1,280	1,487
GNMA, 7.00%, 9/15/25	8,640	9,065
GNMA, 7.50%, 10/15/25	8,632	9,723
GNMA, 7.50%, 2/15/26	12,407	14,045
GNMA, 8.25%, 7/15/26	32,941	34,496
GNMA, 7.00%, 12/15/27	19,872	20,594
GNMA, 6.50%, 2/15/28	7,019	8,012
GNMA, 6.50%, 3/15/28	10,578	12,077
GNMA, 6.50%, 4/15/28	1,338	1,527
GNMA, 6.00%, 10/15/28	24,956	28,737
GNMA, 7.00%, 5/15/31	10,907	12,718

45

		Shares/ Principal Amount	Value
GNMA, 5.50%, 11/15/32		$87,677	$98,367
GNMA, 6.50%, 10/15/38		1,127,511	1,287,250
GNMA, 4.00%, 1/20/41		1,608,898	1,732,571
GNMA, 4.50%, 5/20/41		1,019,415	1,120,019
GNMA, 4.50%, 6/15/41		409,349	454,121
GNMA, 4.00%, 12/15/41		1,904,955	2,046,307
GNMA, 3.50%, 6/20/42		741,254	780,239
GNMA, 3.50%, 7/20/42		565,271	595,001
			41,964,867
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $48,368,695)			50,061,529
SOVEREIGN GOVERNMENTS AND AGENCIES — 6.7%
Australia — 0.2%
Australia Government Bond, 5.75%, 7/15/22	AUD	445,000	452,979
Australia Government Bond, 5.50%, 4/21/23	AUD	475,000	480,556
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	285,000	257,785
			1,191,320
Austria — 0.4%
Austria Government Bond, 4.30%, 9/15/17(3)	EUR	190,000	264,500
Austria Government Bond, 4.35%, 3/15/19(3)	EUR	655,000	962,459
Austria Government Bond, 3.90%, 7/15/20(3)	EUR	585,000	875,354
Austria Government Bond, 3.40%, 11/22/22(3)	EUR	155,000	235,358
Austria Government Bond, 4.15%, 3/15/37(3)	EUR	265,000	489,062
			2,826,733
Belgium — 0.4%
Belgium Government Bond, 4.00%, 3/28/18(3)	EUR	540,000	759,446
Belgium Government Bond, 3.75%, 9/28/20(3)	EUR	260,000	387,333
Belgium Government Bond, 2.25%, 6/22/23	EUR	435,000	608,250
Belgium Government Bond, 4.25%, 3/28/41(3)	EUR	280,000	514,896
			2,269,925
Canada — 0.3%
Canadian Government Bond, 1.50%, 3/1/17	CAD	300,000	265,443
Canadian Government Bond, 3.75%, 6/1/19	CAD	280,000	271,170
Canadian Government Bond, 5.75%, 6/1/33	CAD	345,000	457,593
Province of British Columbia, 3.25%, 12/18/21	CAD	315,000	296,024
Province of Ontario Canada, 1.00%, 7/22/16		$90,000	90,468
Province of Ontario Canada, 4.40%, 6/2/19	CAD	400,000	389,763
			1,770,461
Denmark — 0.2%
Denmark Government Bond, 7.00%, 11/10/24	DKK	1,380,000	372,538
Denmark Government Bond, 4.50%, 11/15/39	DKK	2,435,000	657,073
			1,029,611
Finland — 0.2%
Finland Government Bond, 4.375%, 7/4/19(3)	EUR	309,000	458,601
Finland Government Bond, 1.625%, 9/15/22(3)	EUR	95,000	127,916
Finland Government Bond, 4.00%, 7/4/25(3)	EUR	285,000	464,796

46

		Shares/ Principal Amount	Value
Finland Government Bond, 2.625%, 7/4/42(3)	EUR	120,000	$183,762
			1,235,075
France — 0.4%
France Government Bond OAT, 3.25%, 10/25/21	EUR	290,000	428,522
France Government Bond OAT, 1.75%, 11/25/24	EUR	280,000	374,281
France Government Bond OAT, 5.50%, 4/25/29	EUR	145,000	276,516
France Government Bond OAT, 3.25%, 5/25/45	EUR	230,000	365,384
French Treasury Note BTAN, 2.25%, 2/25/16	EUR	645,000	824,356
			2,269,059
Germany — 0.5%
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	530,000	725,714
Bundesrepublik Deutschland, 1.00%, 8/15/24	EUR	410,000	524,060
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	275,000	533,967
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	200,000	304,132
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	EUR	750,374	968,140
			3,056,013
Italy — 0.2%
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17	EUR	780,000	1,050,024
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(3)	EUR	60,000	93,213
			1,143,237
Japan — 1.7%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	320,000,000	2,721,246
Japan Government Ten Year Bond, 1.20%, 6/20/15	JPY	210,000,000	1,780,592
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	249,900,000	2,223,972
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	123,000,000	1,261,253
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	90,200,000	866,374
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	197,100,000	1,951,790
			10,805,227
Netherlands — 0.3%
Netherlands Government Bond, 3.50%, 7/15/20(3)	EUR	615,000	903,624
Netherlands Government Bond, 2.25%, 7/15/22(3)	EUR	375,000	526,566
Netherlands Government Bond, 3.75%, 1/15/42(3)	EUR	215,000	397,586
			1,827,776
New Zealand†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	265,000	218,784
Norway — 0.3%
Norway Government Bond, 4.25%, 5/19/17	NOK	930,000	142,261
Norway Government Bond, 3.75%, 5/25/21	NOK	10,770,000	1,739,945
			1,882,206
Singapore — 0.1%
Singapore Government Bond, 2.375%, 4/1/17	SGD	270,000	215,373
Singapore Government Bond, 3.125%, 9/1/22	SGD	120,000	99,419
			314,792
Spain — 0.2%
Spain Government Bond, 5.50%, 7/30/17	EUR	540,000	758,432

47

		Shares/ Principal Amount	Value
Spain Government Bond, 4.30%, 10/31/19	EUR	300,000	$433,862
Spain Government Bond, 5.15%, 10/31/44(3)	EUR	120,000	201,802
			1,394,096
Sweden — 0.1%
Sweden Government Bond, 4.25%, 3/12/19	SEK	1,505,000	236,919
Sweden Government Bond, 3.50%, 6/1/22	SEK	1,220,000	197,255
			434,174
Switzerland†
Switzerland Government Bond, 2.00%, 4/28/21	CHF	150,000	173,891
Switzerland Government Bond, 2.50%, 3/8/36	CHF	95,000	129,999
			303,890
United Kingdom — 1.2%
United Kingdom Gilt, 4.00%, 9/7/16	GBP	810,000	1,342,612
United Kingdom Gilt, 4.50%, 3/7/19	GBP	695,000	1,237,781
United Kingdom Gilt, 8.00%, 6/7/21	GBP	69,000	151,318
United Kingdom Gilt, 3.75%, 9/7/21	GBP	425,000	758,008
United Kingdom Gilt, 6.00%, 12/7/28	GBP	290,000	662,956
United Kingdom Gilt, 4.25%, 6/7/32	GBP	180,000	354,960
United Kingdom Gilt, 4.25%, 3/7/36	GBP	850,000	1,696,874
United Kingdom Gilt, 4.50%, 12/7/42	GBP	220,000	470,496
United Kingdom Gilt, 4.25%, 12/7/55	GBP	350,000	766,667
			7,441,672
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $43,072,918)			41,414,051
COMMERCIAL PAPER(7) — 3.7%
Bank of Nova Scotia, 0.17%, 12/3/14(3)		$2,200,000	2,199,988
BNP Paribas Finance, Inc., 0.18%, 12/5/14		2,200,000	2,199,966
Catholic Health Initiatives, 0.18%, 1/7/15		2,400,000	2,399,698
Charta LLC, 0.15%, 2/4/15(3)		2,150,000	2,149,259
Crown Point Capital Co., 0.18%, 12/1/14(3)		2,200,000	2,199,976
Govco LLC, 0.11%, 12/22/14(3)		1,100,000	1,099,888
Lexington Parker Capital, 0.18%, 1/16/15(3)		2,150,000	2,149,488
Liberty Street Funding LLC, 0.17%, 2/19/15(3)		2,150,000	2,148,984
Old Line Funding LLC, 0.22%, 4/6/15(3)		2,200,000	2,198,376
Toronto Dominion Holding, 0.17%, 3/23/15(3)		2,150,000	2,148,915
Toyota Motor Credit Corp., 0.18%, 12/11/14		2,200,000	2,199,960
TOTAL COMMERCIAL PAPER (Cost $23,094,591)			23,094,498
MUNICIPAL SECURITIES — 3.0%
Alameda County Industrial Development Authority Rev., (Pacific Paper Tube), VRDN, 0.09%, 12/4/14 (LOC: Wells Fargo Bank N.A.)		1,775,000	1,775,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50		65,000	94,479
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40		130,000	179,999
California GO, (Building Bonds), 7.55%, 4/1/39		30,000	45,563
California GO, (Building Bonds), 7.30%, 10/1/39		80,000	115,737

48

	Shares/ Principal Amount	Value
California GO, (Building Bonds), 7.60%, 11/1/40	$65,000	$101,039
Chambersburg Municipal Authority Rev., (Wilson College), VRDN, 0.07%, 12/4/14 (LOC: Bank of America N.A.)	1,700,000	1,700,000
City of Lowell Rev., (Little Rock Newspapers), VRDN, 0.12%, 12/3/14 (LOC: JPMorgan Chase Bank N.A.) (Acquired 4/11/12, Cost $2,200,000)(4)	2,200,000	2,200,000
City of New York GO, Series 1995 F-5, VRDN, 0.04%, 12/3/14 (LOC: Bayerische Landesbank)	1,065,000	1,065,000
City of Russell Rev., Series 2002 B, (Bon Secours Health System), VRDN, 0.04%, 12/4/14 (AGM)(LOC: JPMorgan Chase Bank N.A.)	1,235,000	1,235,000
City of Venice Health Care Rev., Series 2002 B, (Bon Secours Health System), VRDN, 0.06%, 12/4/14 (AGM)(LOC: JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.08%, 12/1/14 (LOC: Bank of America N.A.)	490,000	490,000
Florida Housing Finance Corp. Rev., Series 2003 E-1, (St. Andrews Pointe Apartments), VRDN, 0.07%, 12/4/14 (LIQ FAC: FNMA)	715,000	715,000
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	130,000	127,832
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	65,000	87,482
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	80,000	101,094
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	55,000	75,841
Nevada Housing Division Multifamily Rev., (Golden Apartments), VRDN, 0.06%, 12/4/14 (LIQ FAC: FHLMC)	1,600,000	1,600,000
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	100,000	148,149
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	75,000	107,497
New York GO, Series 2010 F-1, (Building Bonds), 6.27%, 12/1/37	40,000	52,470
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	110,000	124,668
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.12%, 12/3/14 (LOC: FNMA)	675,000	675,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	70,000	89,426
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	56,327
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	120,000	122,224
Putnam County Development Authority Rev., (Power Company Plant Project), VRDN, 0.05%, 12/1/14	500,000	500,000
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	150,000	186,783
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	180,000	229,250
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	95,000	110,817
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	75,000	94,992
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	105,000	128,645
49

	Shares/ Principal Amount	Value
South Carolina Educational Facilities Authority Rev., (Charleston Southern University Project), VRDN, 0.06%, 12/4/14 (LOC: Bank of America N.A.)	$1,240,000	$1,240,000
Texas GO, (Building Bonds), 5.52%, 4/1/39	125,000	161,726
Town of Hillsborough COP, Series 2003 A, (Water & Sewer System), VRDN, 0.10%, 12/4/14 (SBBPA: JPMorgan Chase Bank N.A.)	1,160,000	1,160,000
University of Illinois Rev., Series 1997 B, (Health Services Facilities System), VRDN, 0.04%, 12/3/14 (LOC: Wells Fargo Bank N.A.)	900,000	900,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	50,000	60,377
TOTAL MUNICIPAL SECURITIES (Cost $18,339,250)		18,857,417
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 1.6%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/1/14	237,659	241,883
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/1/14	200,000	206,972
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(3)	675,000	677,137
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 0.96%, 12/15/14(3)	450,000	449,840
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	550,000	557,373
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.11%, 12/15/14(3)	750,000	752,070
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	550,000	583,950
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 12/15/14(3)	515,000	515,493
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	375,000	406,894
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, 4.19%, 10/10/47	425,000	451,409
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	217,952	219,357
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	704,623	706,760
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	500,000	524,402
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/14(3)	650,000	660,476
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	150,000	163,010
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	250,000	274,599
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, VRN, 1.06%, 12/15/14(3)	500,000	501,166
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, SEQ, 4.57%, 1/15/31	44,877	45,649
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 SEQ, 4.95%, 9/15/30	355,216	358,501
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 12/11/14	100,000	103,599
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	300,000	301,116

50

	Shares/ Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	$29,853	$29,826
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, VRN, 3.35%, 12/1/14(3)	800,000	833,939
VNDO Mortgage Trust, Series 2013-PENN, Class A SEQ, 3.81%, 12/13/29(3)	425,000	453,900
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	1,685	1,683
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $9,845,305)		10,021,004
ASSET-BACKED SECURITIES(5) — 0.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A SEQ, 2.05%, 8/20/16(3)	375,000	377,645
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.58%, 12/7/14(3)	525,000	524,824
CNH Equipment Trust, Series 2014-B, Class A2 SEQ, 0.48%, 8/15/17	600,000	599,988
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.51%, 12/15/14	425,000	425,665
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	250,000	250,319
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.32%, 12/15/14	614,795	614,513
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.56%, 12/10/14(3)	615,000	615,358
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	140,127	141,647
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	472,570	469,696
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	775,000	775,289
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	375,000	375,697
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(3)	300,625	305,003
US Airways 2013-1 Class A Pass-Through Trust, 3.95%, 5/15/27	77,670	78,835
TOTAL ASSET-BACKED SECURITIES (Cost $5,549,630)		5,554,479
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 0.6%
Private Sponsor Collateralized Mortgage Obligations — 0.4%
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 12/1/14(3)	445,668	460,679
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/14(3)	178,598	176,797
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 12/1/14(3)	250,000	258,915
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.90%, 12/25/14	72,082	70,185
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.61%, 12/1/14	1,348,158	1,374,914
		2,341,490
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	482,333	524,685
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	883,935	884,107
		1,408,792
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,699,258)		3,750,282

51

	Shares/ Principal Amount	Value
EXCHANGE-TRADED FUNDS — 0.3%
iShares MSCI EAFE ETF	6,990	$447,290
iShares Russell 2000 Value Index Fund	224	22,333
iShares Russell Midcap Value Index Fund	18,173	1,339,532
iShares S&P SmallCap 600 Index Fund	240	26,712
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,693,044)		1,835,867
CONVERTIBLE PREFERRED STOCKS†
Household Durables†
Beazer Homes USA, Inc., 7.50%, 7/15/15 (Cost $15,545)	597	18,143
TEMPORARY CASH INVESTMENTS — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost $1,983,015)	1,983,015	1,983,015
TOTAL INVESTMENT SECURITIES — 97.2% (Cost $526,774,237)		604,664,318
OTHER ASSETS AND LIABILITIES — 2.8%		17,336,933
TOTAL NET ASSETS — 100.0%		$622,001,251

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	313,747	USD	272,142	Westpac Group	2/12/15	$(6,549)
USD	254,119	AUD	300,000	Westpac Group	2/12/15	163
CAD	31,234	USD	27,780	JPMorgan Chase Bank N.A.	12/31/14	(484)
CAD	116,034	USD	101,423	JPMorgan Chase Bank N.A.	12/31/14	(20)
CAD	25,175	USD	22,005	JPMorgan Chase Bank N.A.	12/31/14	(4)
CAD	129,481	USD	115,000	Barclays Bank plc	2/12/15	(1,960)
CAD	90,127	USD	80,000	JPMorgan Chase Bank N.A.	2/12/15	(1,317)
USD	598,472	CAD	673,487	JPMorgan Chase Bank N.A.	12/31/14	9,902
USD	1,009,090	CAD	1,135,575	JPMorgan Chase Bank N.A.	12/31/14	16,696
USD	565,776	CAD	636,694	JPMorgan Chase Bank N.A.	12/31/14	9,361
USD	102,903	CAD	116,949	UBS AG	2/12/15	803
USD	150,000	CHF	145,214	Barclays Bank plc	2/12/15	(417)
USD	64,615	CHF	62,124	Deutsche Bank	2/12/15	265
CLP	15,874,149	USD	26,470	UBS AG	2/12/15	(558)
CZK	1,108,095	USD	50,000	Deutsche Bank	2/12/15	(100)
USD	46,101	CZK	1,020,240	Barclays Bank plc	2/12/15	157
DKK	972,623	USD	163,925	Deutsche Bank	2/12/15	(1,292)
DKK	6,684,001	USD	1,120,962	Deutsche Bank	2/12/15	(3,320)
DKK	1,655,997	USD	278,027	Deutsche Bank	2/12/15	(1,126)
USD	78,100	DKK	465,675	UBS AG	2/12/15	234
EUR	21,908	USD	27,421	UBS AG	12/31/14	(176)
EUR	229,647	USD	286,594	Deutsche Bank	2/12/15	(894)
EUR	530,479	USD	665,523	UBS AG	2/12/15	(5,563)
USD	842,295	EUR	675,138	UBS AG	12/31/14	2,669
USD	685,559	EUR	549,507	UBS AG	12/31/14	2,172
USD	26,119	EUR	21,009	UBS AG	12/31/14	(7)
USD	111,884	EUR	90,000	Barclays Bank plc	2/12/15	(84)

52

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	285,883	EUR	229,648	JPMorgan Chase Bank N.A.	2/12/15	$181
USD	581,724	EUR	465,782	UBS AG	2/12/15	2,253
USD	1,135,114	EUR	909,685	UBS AG	2/12/15	3,390
GBP	2,982	USD	4,707	Credit Suisse AG	12/31/14	(51)
GBP	130,000	USD	205,125	Barclays Bank plc	2/12/15	(2,165)
GBP	139,754	USD	220,684	Barclays Bank plc	2/12/15	(2,497)
GBP	85,000	USD	133,406	JPMorgan Chase Bank N.A.	2/12/15	(702)
GBP	689,832	USD	1,085,147	UBS AG	2/12/15	(8,165)
USD	160,042	GBP	101,882	Credit Suisse AG	12/31/14	927
USD	5,651	GBP	3,580	Deutsche Bank	2/12/15	62
USD	93,865	GBP	60,000	JPMorgan Chase Bank N.A.	2/12/15	192
USD	219,390	GBP	139,754	JPMorgan Chase Bank N.A.	2/12/15	1,202
HKD	279,000	USD	35,981	JPMorgan Chase Bank N.A.	2/12/15	(6)
JPY	38,721,482	USD	335,134	Deutsche Bank	2/12/15	(8,658)
KRW	2,227,207,123	USD	2,009,208	Westpac Group	2/12/15	(14,741)
USD	1,712,332	NOK	11,648,323	JPMorgan Chase Bank N.A.	2/12/15	56,074
NZD	141,625	USD	110,970	Westpac Group	2/12/15	(644)
USD	141,336	NZD	180,000	Westpac Group	2/12/15	1,116
SEK	481,392	USD	65,000	UBS AG	2/12/15	(429)
USD	282,468	SEK	2,096,964	Westpac Group	2/12/15	1,192
USD	160,000	SGD	207,528	Barclays Bank plc	2/12/15	938
USD	189,166	TWD	5,811,570	Westpac Group	2/12/15	1,441
USD	220,000	TWD	6,809,000	Westpac Group	2/12/15	56
						$49,517

53

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AGM	-	Assured Guaranty Municipal Corporation
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Certificates of Participation
CVA	-	Certificaten Van Aandelen
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
HKD	-	Hong Kong Dollar
JPY	-	Japanese Yen
KRW	-	South Korea Won
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SBBPA	-	Standby Bond Purchase Agreement
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $35,342,938, which represented 5.7% of total net assets.

(4)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $5,200,000, which represented 0.8% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Forward commitment. Settlement date is indicated.

(7)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

54

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $526,774,237)	$604,664,318
Cash	17,091,334
Foreign currency holdings, at value (cost of $27,983)	26,834
Receivable for investments sold	4,134,169
Receivable for capital shares sold	958,206
Unrealized appreciation on forward foreign currency exchange contracts	111,446
Dividends and interest receivable	2,174,907
629,161,214

Liabilities
Payable for investments purchased	5,224,666
Payable for capital shares redeemed	1,295,443
Unrealized depreciation on forward foreign currency exchange contracts	61,929
Accrued management fees	494,536
Distribution and service fees payable	83,389
7,159,963

Net Assets	$622,001,251

Net Assets Consist of:
Capital (par value and paid-in surplus)	$515,682,768
Distributions in excess of net investment income	(83,309)
Undistributed net realized gain	28,495,045
Net unrealized appreciation	77,906,747
$622,001,251

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$304,125,178	48,990,831	$6.21
Institutional Class, $0.01 Par Value	$66,424,654	10,695,447	$6.21
A Class, $0.01 Par Value	$187,558,535	30,236,142	$6.20*
B Class, $0.01 Par Value	$2,478,530	401,257	$6.18
C Class, $0.01 Par Value	$43,360,667	7,018,613	$6.18
R Class, $0.01 Par Value	$16,238,799	2,620,021	$6.20
R6 Class, $0.01 Par Value	$1,814,888	292,214	$6.21
*Maximum offering price $6.58 (net asset value divided by 0.9425).

See Notes to Financial Statements.

55

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Interest	$6,547,235
Dividends (net of foreign taxes withheld of $88,842)	5,263,908
11,811,143

Expenses:
Management fees	6,061,397
Distribution and service fees:
A Class	563,782
B Class	26,471
C Class	421,729
R Class	79,666
Directors' fees and expenses	4,349
Other expenses	2,789
7,160,183

Net investment income (loss)	4,650,960

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	41,196,122
Futures contract transactions	(173,424)
Foreign currency transactions	95,894
41,118,592

Change in net unrealized appreciation (depreciation) on:
Investments	(4,990,672)
Futures contracts	2,514
Translation of assets and liabilities in foreign currencies	15,411
(4,972,747)

Net realized and unrealized gain (loss)	36,145,845

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,796,805

See Notes to Financial Statements.

56

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$4,650,960	$5,345,562
Net realized gain (loss)	41,118,592	41,263,853
Change in net unrealized appreciation (depreciation)	(4,972,747)	8,079,373
Net increase (decrease) in net assets resulting from operations	40,796,805	54,688,788

Distributions to Shareholders
From net investment income:
Investor Class	(2,662,451)	(3,229,262)
Institutional Class	(479,170)	(586,007)
A Class	(1,582,274)	(2,287,332)
B Class	(1,497)	(11,882)
C Class	(23,043)	(134,459)
R Class	(69,841)	(115,482)
R6 Class	(7,229)	(82)
From net realized gains:
Investor Class	(16,518,521)	(8,930,149)
Institutional Class	(2,012,155)	(2,008,595)
A Class	(14,312,332)	(7,993,001)
B Class	(156,388)	(117,940)
C Class	(2,425,097)	(1,244,516)
R Class	(931,564)	(498,056)
R6 Class	(14,298)	—
Decrease in net assets from distributions	(41,195,860)	(27,156,763)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	6,231,144	(14,784,687)

Net increase (decrease) in net assets	5,832,089	12,747,338

Net Assets
Beginning of period	616,169,162	603,421,824
End of period	$622,001,251	$616,169,162

Undistributed (distributions in excess of) net investment income	$(83,309)	$558,627

See Notes to Financial Statements.

57

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2014 was 0.99% for the Investor Class, A Class, B Class, C Class and R Class, 0.79% for the Institutional Class and 0.64% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2014 totaled $343,572,743, of which $46,173,835 represented U.S. Treasury and Government Agency obligations.

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Sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 totaled $369,733,490, of which $56,961,751 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	325,000,000		325,000,000
Sold	11,031,291	$66,643,490	13,925,670	$83,207,083
Issued in reinvestment of distributions	3,230,851	18,852,604	2,041,385	11,897,937
Redeemed	(10,321,457)	(61,950,646)	(13,593,382)	(81,260,649)
	3,940,685	23,545,448	2,373,673	13,844,371
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	6,273,651	38,286,268	3,524,352	21,148,513
Issued in reinvestment of distributions	425,696	2,489,916	441,421	2,568,995
Redeemed	(1,432,375)	(8,623,802)	(8,636,101)	(51,081,160)
	5,266,972	32,152,382	(4,670,328)	(27,363,652)
A Class/Shares Authorized	175,000,000		200,000,000
Sold	8,031,085	48,177,905	10,359,593	62,004,857
Issued in reinvestment of distributions	2,703,693	15,729,598	1,715,119	9,988,154
Redeemed	(19,511,256)	(118,292,094)	(12,814,021)	(76,255,726)
	(8,776,478)	(54,384,591)	(739,309)	(4,262,715)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	43,873	260,936	36,505	219,326
Issued in reinvestment of distributions	25,842	149,385	20,922	121,363
Redeemed	(101,637)	(611,707)	(219,676)	(1,312,509)
	(31,922)	(201,386)	(162,249)	(971,820)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	1,465,389	8,781,476	1,749,989	10,484,177
Issued in reinvestment of distributions	400,605	2,315,764	218,851	1,269,859
Redeemed	(1,395,817)	(8,367,199)	(1,485,345)	(8,880,696)
	470,177	2,730,041	483,495	2,873,340
R Class/Shares Authorized	25,000,000		25,000,000
Sold	655,284	3,939,531	1,061,867	6,320,275
Issued in reinvestment of distributions	171,361	996,043	104,970	610,946
Redeemed	(681,650)	(4,106,935)	(1,019,487)	(6,071,097)
	144,995	828,639	147,350	860,124
R6 Class/Shares Authorized	10,000,000		50,000,000
Sold	267,877	1,649,373	38,761	235,877
Issued in reinvestment of distributions	3,653	21,527	14	82
Redeemed	(18,043)	(110,289)	(48)	(294)
	253,487	1,560,611	38,727	235,665
Net increase (decrease)	1,267,916	$6,231,144	(2,528,641)	$(14,784,687)

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

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•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$248,292,317	$38,480,826	—
U.S. Treasury Securities	—	109,657,795	—
Corporate Bonds	—	51,643,095	—
U.S. Government Agency Mortgage-Backed Securities	—	50,061,529	—
Sovereign Governments and Agencies	—	41,414,051	—
Commercial Paper	—	23,094,498	—
Municipal Securities	—	18,857,417	—
Commercial Mortgage-Backed Securities	—	10,021,004	—
Asset-Backed Securities	—	5,554,479	—
Collateralized Mortgage Obligations	—	3,750,282	—
Exchange-Traded Funds	1,835,867	—	—
Convertible Preferred Stocks	—	18,143	—
Temporary Cash Investments	1,983,015	—	—
	$252,111,199	$352,553,119	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$111,446	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(61,929)	—

 7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not

62

perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $19,767,614.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 22 contracts.

Value of Derivative Instruments as of November 30, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$111,446	Unrealized depreciation on forward foreign currency exchange contracts	$61,929

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$151,207	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$78,564
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(173,424)	Change in net unrealized appreciation (depreciation) on futures contracts	2,514
		$(22,217)		$81,078

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

On December 16, 2014, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 15, 2014 of $0.3433 for the Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class.

On December 23, 2014, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 22, 2014:

Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
$0.0143	$0.0179	$0.0097	—	—	$0.0052	$0.0206

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The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$12,301,552	$9,185,176
Long-term capital gains	$28,894,308	$17,971,587

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$532,409,171
Gross tax appreciation of investments	$81,103,955
Gross tax depreciation of investments	(8,848,808)
Net tax appreciation (depreciation) of investments	72,255,147
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(36,478)
Net tax appreciation (depreciation)	$72,218,669
Other book-to-tax adjustments	$(301,442)
Undistributed ordinary income	$5,925,002
Accumulated long-term gains	$28,476,254

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$6.23	0.05	0.36	0.41	(0.06)	(0.37)	(0.43)	$6.21	7.00%	0.99%	0.91%	59%	$304,125
2013	$5.95	0.06	0.50	0.56	(0.07)	(0.21)	(0.28)	$6.23	9.74%	1.00%	1.06%	68%	$280,568
2012	$5.60	0.08	0.45	0.53	(0.08)	(0.10)	(0.18)	$5.95	9.75%	1.00%	1.44%	76%	$253,750
2011	$5.39	0.10	0.21	0.31	(0.10)	—	(0.10)	$5.60	5.71%	1.00%	1.73%	78%	$229,957
2010	$5.13	0.09	0.26	0.35	(0.09)	—	(0.09)	$5.39	6.85%	1.00%	1.68%	74%	$230,058
Institutional Class
2014	$6.23	0.06	0.36	0.42	(0.07)	(0.37)	(0.44)	$6.21	7.21%	0.79%	1.11%	59%	$66,425
2013	$5.95	0.07	0.50	0.57	(0.08)	(0.21)	(0.29)	$6.23	9.95%	0.80%	1.26%	68%	$33,833
2012	$5.60	0.09	0.45	0.54	(0.09)	(0.10)	(0.19)	$5.95	9.97%	0.80%	1.64%	76%	$60,090
2011	$5.39	0.11	0.21	0.32	(0.11)	—	(0.11)	$5.60	5.92%	0.80%	1.93%	78%	$64,086
2010	$5.13	0.10	0.26	0.36	(0.10)	—	(0.10)	$5.39	7.06%	0.80%	1.88%	74%	$57,330

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$6.22	0.04	0.35	0.39	(0.04)	(0.37)	(0.41)	$6.20	6.74%	1.24%	0.66%	59%	$187,559
2013	$5.94	0.05	0.50	0.55	(0.06)	(0.21)	(0.27)	$6.22	9.49%	1.25%	0.81%	68%	$242,796
2012	$5.60	0.07	0.44	0.51	(0.07)	(0.10)	(0.17)	$5.94	9.30%	1.25%	1.19%	76%	$236,226
2011	$5.38	0.08	0.22	0.30	(0.08)	—	(0.08)	$5.60	5.64%	1.25%	1.48%	78%	$213,039
2010	$5.13	0.07	0.25	0.32	(0.07)	—	(0.07)	$5.38	6.38%	1.25%	1.43%	74%	$212,820
B Class
2014	$6.21	(0.01)	0.35	0.34	—(3)	(0.37)	(0.37)	$6.18	5.93%	1.99%	(0.09)%	59%	$2,479
2013	$5.93	—(3)	0.51	0.51	(0.02)	(0.21)	(0.23)	$6.21	8.83%	2.00%	0.06%	68%	$2,688
2012	$5.59	0.03	0.44	0.47	(0.03)	(0.10)	(0.13)	$5.93	8.54%	2.00%	0.44%	76%	$3,533
2011	$5.38	0.04	0.21	0.25	(0.04)	—	(0.04)	$5.59	4.67%	2.00%	0.73%	78%	$4,162
2010	$5.12	0.04	0.25	0.29	(0.03)	—	(0.03)	$5.38	5.78%	2.00%	0.68%	74%	$4,752

66

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$6.21	(0.01)	0.35	0.34	—(3)	(0.37)	(0.37)	$6.18	5.93%	1.99%	(0.09)%	59%	$43,361
2013	$5.94	—(3)	0.50	0.50	(0.02)	(0.21)	(0.23)	$6.21	8.65%	2.00%	0.06%	68%	$40,650
2012	$5.59	0.03	0.45	0.48	(0.03)	(0.10)	(0.13)	$5.94	8.73%	2.00%	0.44%	76%	$35,998
2011	$5.38	0.04	0.21	0.25	(0.04)	—	(0.04)	$5.59	4.66%	2.00%	0.73%	78%	$32,205
2010	$5.12	0.04	0.25	0.29	(0.03)	—	(0.03)	$5.38	5.78%	2.00%	0.68%	74%	$29,329
R Class
2014	$6.22	0.02	0.36	0.38	(0.03)	(0.37)	(0.40)	$6.20	6.48%	1.49%	0.41%	59%	$16,239
2013	$5.94	0.03	0.50	0.53	(0.04)	(0.21)	(0.25)	$6.22	9.24%	1.50%	0.56%	68%	$15,392
2012	$5.59	0.05	0.45	0.50	(0.05)	(0.10)	(0.15)	$5.94	9.22%	1.50%	0.94%	76%	$13,824
2011	$5.38	0.07	0.21	0.28	(0.07)	—	(0.07)	$5.59	5.19%	1.50%	1.23%	78%	$11,364
2010	$5.12	0.06	0.26	0.32	(0.06)	—	(0.06)	$5.38	6.32%	1.50%	1.18%	74%	$11,677
R6 Class
2014	$6.23	0.07	0.36	0.43	(0.08)	(0.37)	(0.45)	$6.21	7.37%	0.64%	1.26%	59%	$1,815
2013(4)	$6.05	0.03	0.17	0.20	(0.02)	–	(0.02)	$6.23	3.32%	0.65%(5)	1.19%(5)	68%(6)	$241

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

68

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

69

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

70

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

71

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

72

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

73

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

74

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

75

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

76

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

77

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For corporate taxpayers, the fund hereby designates $3,784,908, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $8,017,689 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2014.

The fund hereby designates $31,741,741, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2014.

The fund utilized earnings and profits of $3,792,118 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

78

Notes

79

Notes

80

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84137 1501

ANNUAL REPORT	NOVEMBER 30, 2014

Strategic Allocation: Moderate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	8.46%	9.89%	6.84%	7.40%	2/15/96
S&P 500 Index	—	16.86%	15.95%	8.06%	8.44%(1)	—
Barclays U.S. Aggregate Bond Index	—	5.27%	4.10%	4.79%	5.73%(1)	—
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.03%	0.07%	1.49%	2.57%(1)	—
Institutional Class	ASAMX	8.82%	10.14%	7.05%	5.82%	8/1/00
A Class(2)	ACOAX					10/2/96
No sales charge*		8.22%	9.64%	6.57%	7.04%
With sales charge*		2.02%	8.33%	5.94%	6.70%
B Class	ASTBX					9/30/04
No sales charge*		7.49%	8.83%	5.78%	6.14%
With sales charge*		3.49%	8.68%	5.78%	6.14%
C Class	ASTCX	7.33%	8.81%	5.78%	5.93%	10/2/01
R Class	ASMRX	8.02%	9.34%	6.29%	6.97%	8/29/03
R6 Class	ASMDX	8.84%	—	—	10.39%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Investor Class — $19,386

S&P 500 Index — $21,714

Barclays U.S. Aggregate Bond Index — $15,973

Barclays U.S. 1–3 Month Treasury Bill Index — $11,591

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.07%	0.87%	1.32%	2.07%	2.07%	1.57%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

Performance Summary

Strategic Allocation: Moderate returned 8.46%* for the fiscal year ended November 30, 2014 as global equity and fixed income markets generally advanced during the period.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 31% bonds, and 5% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We maintained a slight overweight allocation to stocks with a subsequent underweight to bonds and cash during the period. Ongoing economic uncertainty coupled with fluctuating, though historically low, bond yields warranted this tactical positioning, which benefited the portfolio.

Within the stock component, we favored large-cap growth stocks over large-cap value given growth equities’ favorable earnings yields and lower relative valuation levels. We retained the portfolio’s overweight exposure to large- and mid-cap growth equities, while bringing back to neutral our small-cap growth allocation. The overall effect of the fund’s tactical positioning among equities was beneficial as the divergence of growth and value stocks reversed during the first half of 2014 and growth outperformed value.

A portion of the growth overweight was also funded by an underweight to the fund’s high-quality bond segment. This underweight was further increased during the second quarter of 2014 to enact an overweight position to high-yield bonds given the spread-tightening environment. The fixed-income component’s tactical positioning was less successful given the underperformance of high-yield bonds, particularly during the latter part of the period.

Equity Component Produced Sizeable Gains

The equity portion of Strategic Allocation: Moderate produced notable gains, with each underlying segment advancing during the period. U.S.-based equities outperformed other regions, with the fund’s returns led by real estate-related holdings, which advanced nearly 30%. Likewise, mid-cap value and large-cap core investments were among the portfolio’s top-performing segments.

On balance, stock selection of the underlying equity segments weighed on overall returns. This was most pronounced in the fund’s mid- and large-cap growth investments, which underperformed their underlying benchmarks. Security selection in the portfolio’s large-cap value and large-cap core allocations also detracted from results.

While non-U.S. equity holdings advanced more modestly, successful stock selection, relative to their underlying component benchmarks, contributed to overall gains. Likewise, security selection among the fund’s small-cap growth stocks bolstered returns.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Fixed-Income Segment Also Advanced

With the exception of non-U.S. bonds, which declined during the latter half of the reporting period amid concerns about lackluster economic growth in Europe and Asia as well as political instability around the globe, each of the fund’s fixed income segments appreciated during the 12-month period. The greatest absolute contribution came from the high-quality bond segment, the fund’s largest fixed-income segment, which was positioned with an underweight, relative to the underlying benchmark, in Treasuries and government agencies in favor of spread (non-Treasury) sectors, including corporate credit and securitized sectors.

Despite positive absolute returns, the high-quality bond segment underperformed its underlying component benchmark. The non-U.S. bonds and inflation-linked securities segments outperformed their underlying component benchmarks, but security selection in the fund’s high-yield corporate bonds component was less beneficial.

Outlook

Looking ahead, we believe that economic recovery in the U.S., which is progressing albeit at a slower pace than during prior post-recessionary periods, is likely to continue to outpace growth in other global regions throughout 2015. An upward revision in third-quarter gross domestic product (GDP) estimates, improvements in consumer confidence, and rising corporate profits and revenues point to a sustainable rebound, and economic growth is likely to further benefit from the ongoing recovery in the labor and housing markets. We expect interest rates and inflation to remain low in the near term, but longer-term increases are likely based on improving economic fundamentals and wage growth.

Outside of the U.S., the picture is less rosy. Europe faces possible deflation, Japan has fallen back into a recession (two consecutive quarters of negative GDP), and growth in China continues to slow while other emerging markets face debt, currency and political challenges. The ongoing softness in global economic growth is leading to muted inflation and a dramatic drop in oil prices, which appear likely to persist in the near term. On the monetary policy front, while the U.S. and the U.K. prepare for monetary tightening, the rest of the developed world remains in easing mode.

By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class—such as large-cap growth stocks or high-yield corporate bonds—we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of the investing flavor of the month. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Common Stocks	% of net assets
Apple, Inc.	1.0%
Johnson & Johnson	0.8%
Microsoft Corp.	0.6%
Oracle Corp.	0.6%
Wells Fargo & Co.	0.5%
Exxon Mobil Corp.	0.5%
JPMorgan Chase & Co.	0.5%
Medtronic, Inc.	0.5%
Gilead Sciences, Inc.	0.5%
Electronic Arts, Inc.	0.5%

Geographic Composition of Common Stocks	% of net assets
United States	49.8%
United Kingdom	2.4%
Japan	2.1%
China	1.7%
Other Countries	9.3%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.5 years
Average Duration (effective)	4.8 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	49.8%
Foreign Common Stocks	15.5%
U.S. Treasury Securities	9.3%
Corporate Bonds	8.4%
U.S. Government Agency Mortgage-Backed Securities	5.0%
Sovereign Governments and Agencies	2.8%
Commercial Paper	2.2%
Municipal Securities	2.1%
Collateralized Mortgage Obligations	1.0%
Commercial Mortgage-Backed Securities	0.9%
Asset-Backed Securities	0.6%
Exchange-Traded Funds	0.2%
Preferred Stocks	—*
Convertible Preferred Stocks	—*
Temporary Cash Investments	0.3%
Other Assets and Liabilities	1.9%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1)6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,035.60	$5.41	1.06%
Institutional Class	$1,000	$1,038.00	$4.39	0.86%
A Class	$1,000	$1,034.30	$6.68	1.31%
B Class	$1,000	$1,031.10	$10.49	2.06%
C Class	$1,000	$1,031.00	$10.49	2.06%
R Class	$1,000	$1,033.10	$7.95	1.56%
R6 Class	$1,000	$1,037.40	$3.63	0.71%
Hypothetical
Investor Class	$1,000	$1,019.75	$5.37	1.06%
Institutional Class	$1,000	$1,020.76	$4.36	0.86%
A Class	$1,000	$1,018.50	$6.63	1.31%
B Class	$1,000	$1,014.74	$10.40	2.06%
C Class	$1,000	$1,014.74	$10.40	2.06%
R Class	$1,000	$1,017.25	$7.89	1.56%
R6 Class	$1,000	$1,021.51	$3.60	0.71%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2014

	Shares/ Principal Amount	Value
COMMON STOCKS — 65.3%
Aerospace and Defense — 2.4%
AAR Corp.	1,942	$49,774
American Science & Engineering, Inc.	3,491	170,640
B/E Aerospace, Inc.(1)	14,963	1,165,169
BAE Systems plc	58,677	440,945
Boeing Co. (The)	51,307	6,893,609
Esterline Technologies Corp.(1)	13,371	1,588,876
Exelis, Inc.	46,292	830,478
Honeywell International, Inc.	68,587	6,794,914
Huntington Ingalls Industries, Inc.	9,660	1,052,650
KEYW Holding Corp. (The)(1)	1,603	17,328
Lockheed Martin Corp.	38,616	7,397,281
Northrop Grumman Corp.	3,652	514,676
Raytheon Co.	56,838	6,064,615
Rockwell Collins, Inc.	2,981	254,965
Teledyne Technologies, Inc.(1)	646	69,064
Textron, Inc.	31,961	1,384,551
United Technologies Corp.	53,460	5,884,877
Vectrus, Inc.(1)	1,497	42,305
Zodiac Aerospace	71,180	2,358,759
		42,975,476
Air Freight and Logistics — 0.2%
Sinotrans Ltd., H Shares	1,254,000	945,927
United Parcel Service, Inc., Class B	32,243	3,544,151
		4,490,078
Airlines — 0.6%
Alaska Air Group, Inc.	22,031	1,300,490
International Consolidated Airlines Group SA(1)	288,350	2,060,592
Pegasus Hava Tasimaciligi AS(1)	26,310	383,742
Ryanair Holdings plc ADR(1)	18,853	1,185,665
Southwest Airlines Co.	74,290	3,106,808
Spirit Airlines, Inc.(1)	36,898	3,051,095
		11,088,392
Auto Components — 0.5%
American Axle & Manufacturing Holdings, Inc.(1)	6,497	138,646
Autoliv, Inc.	4,006	396,434
BorgWarner, Inc.	36,255	2,050,583
Continental AG	5,538	1,165,150
Cooper Tire & Rubber Co.	1,360	46,145
Dana Holding Corp.	3,061	64,893
Delphi Automotive plc	21,550	1,572,072

	Shares/ Principal Amount	Value
Hota Industrial Manufacturing Co. Ltd.	257,000	$468,367
Magna International, Inc.	20,365	2,192,292
Stoneridge, Inc.(1)	4,148	45,047
Superior Industries International, Inc.	5,057	91,633
Tower International, Inc.(1)	2,918	74,497
Valeo SA	11,260	1,385,423
		9,691,182
Automobiles — 0.8%
Brilliance China Automotive Holdings Ltd.	534,000	910,284
Daimler AG	20,780	1,751,877
Ford Motor Co.	108,240	1,702,615
Fuji Heavy Industries Ltd.	76,300	2,775,247
Great Wall Motor Co. Ltd., H Shares	176,500	889,868
Harley-Davidson, Inc.	16,691	1,163,029
Suzuki Motor Corp.	68,200	2,154,032
Tata Motors Ltd.	70,313	604,496
Tata Motors Ltd. ADR	21,025	960,001
Tesla Motors, Inc.(1)	3,037	742,607
		13,654,056
Banks — 4.7%
Alior Bank SA(1)	21,630	507,784
Bank of America Corp.	216,715	3,692,824
Bank of Hawaii Corp.	10,013	577,049
Bank of Ireland(1)	4,595,994	1,885,913
Bank of the Ozarks, Inc.	4,574	165,579
Bankia SA(1)	1,307,120	2,291,727
BankUnited, Inc.	10,276	310,335
Barclays plc	298,360	1,142,493
BB&T Corp.	13,145	494,121
BOK Financial Corp.	8,575	552,659
Capitec Bank Holdings Ltd.	28,510	814,156
Cathay General Bancorp	3,725	94,540
Citigroup, Inc.	29,300	1,581,321
Comerica, Inc.	5,933	276,537
Commerce Bancshares, Inc.	27,978	1,198,031
Commercial International Bank Egypt S.A.E.	111,770	772,224
Commonwealth Bank of Australia	23,623	1,622,538
Credicorp Ltd.	7,880	1,305,401
Cullen/Frost Bankers, Inc.	7,018	523,964
Eagle Bancorp, Inc.(1)	3,380	116,002
East West Bancorp, Inc.	32,521	1,195,797
F.N.B. Corp.	7,600	95,684
Fifth Third Bancorp	74,080	1,490,490
First Horizon National Corp.	7,380	94,169
First Interstate Bancsystem, Inc.	3,403	95,692
First NBC Bank Holding Co.(1)	2,892	105,269

	Shares/ Principal Amount	Value
FirstMerit Corp.	5,911	$105,748
Fulton Financial Corp.	8,629	103,030
HDFC Bank Ltd.	69,402	1,070,472
Heritage Financial Corp.	2,265	38,346
Home Bancshares, Inc.	5,739	181,754
IBERIABANK Corp.	1,564	102,160
ICICI Bank Ltd. ADR	52,900	3,115,281
Industrial & Commercial Bank of China Ltd., H Shares	1,735,105	1,176,835
ING Groep NV CVA(1)	158,070	2,315,384
Intesa Sanpaolo SpA	462,790	1,425,981
Itau Unibanco Holding SA ADR	151,651	2,283,864
JPMorgan Chase & Co.	156,890	9,438,502
Kasikornbank PCLNVDR	108,600	816,939
KBC Groep NV(1)	24,030	1,374,485
KeyCorp	103,110	1,391,985
Lakeland Financial Corp.	1,225	48,498
M&T Bank Corp.	10,137	1,277,465
MB Financial, Inc.	2,189	68,953
Mitsubishi UFJ Financial Group, Inc.	148,800	860,349
OFG Bancorp	9,104	136,014
Park Sterling Corp.	5,794	41,369
PNC Financial Services Group, Inc. (The)	43,145	3,773,893
Popular, Inc.(1)	2,020	65,933
PrivateBancorp, Inc.	1,531	48,150
Prosperity Bancshares, Inc.	1,130	63,483
PT Bank Mandiri (Persero) Tbk	1,483,000	1,278,972
PT Bank Rakyat Indonesia (Persero) Tbk	807,300	762,384
Qatar National Bank SAQ	7,290	458,012
Renasant Corp.	2,072	58,389
Royal Bank of Scotland Group plc(1)	429,550	2,652,293
ServisFirst Bancshares, Inc.	4,116	130,066
Shinhan Financial Group Co. Ltd.	15,350	687,179
Signature Bank(1)	11,061	1,341,367
Skandinaviska Enskilda Banken AB, A Shares	201,720	2,664,693
Southside Bancshares, Inc.	2,627	84,931
SunTrust Banks, Inc.	108,021	4,244,145
SVB Financial Group(1)	12,707	1,336,141
TCF Financial Corp.	3,814	59,193
Texas Capital Bancshares, Inc.(1)	3,021	166,548
U.S. Bancorp	75,030	3,316,326
UniCredit SpA	180,860	1,336,973
Valley National Bancorp	19,178	186,794
ViewPoint Financial Group, Inc.	782	18,643
Wells Fargo & Co.	181,223	9,873,029
Westamerica Bancorp	17,556	853,222
		85,836,472

	Shares/ Principal Amount	Value
Beverages — 0.9%
Anheuser-Busch InBev NV	22,203	$2,607,882
Boston Beer Co., Inc. (The), Class A(1)	220	57,853
Brown-Forman Corp., Class B	19,282	1,871,318
Coca-Cola Co. (The)	4,559	204,380
Constellation Brands, Inc., Class A(1)	30,671	2,956,685
Dr Pepper Snapple Group, Inc.	42,921	3,176,154
PepsiCo, Inc.	56,697	5,675,370
		16,549,642
Biotechnology — 2.1%
ACADIA Pharmaceuticals, Inc.(1)	2,481	74,107
Acceleron Pharma, Inc.(1)	430	16,658
Acorda Therapeutics, Inc.(1)	1,595	58,138
Agios Pharmaceuticals, Inc.(1)	363	36,594
Alexion Pharmaceuticals, Inc.(1)	22,813	4,446,254
Amgen, Inc.	36,991	6,114,982
Arena Pharmaceuticals, Inc.(1)	8,716	36,520
ARIAD Pharmaceuticals, Inc.(1)	6,424	45,675
Biogen Idec, Inc.(1)	19,309	5,941,186
BioMarin Pharmaceutical, Inc.(1)	9,946	892,355
Celgene Corp.(1)	21,743	2,471,962
Celldex Therapeutics, Inc.(1)	3,021	61,266
Cepheid, Inc.(1)	2,066	113,795
Clovis Oncology, Inc.(1)	1,067	50,768
CSL Ltd.	36,672	2,576,532
Dyax Corp.(1)	5,297	74,370
Exact Sciences Corp.(1)	2,741	68,032
Gilead Sciences, Inc.(1)	91,743	9,203,658
Halozyme Therapeutics, Inc.(1)	4,160	36,525
ImmunoGen, Inc.(1)	3,616	37,209
Incyte Corp.(1)	14,010	1,058,455
Ironwood Pharmaceuticals, Inc.(1)	3,998	55,332
Isis Pharmaceuticals, Inc.(1)	3,092	160,135
Keryx Biopharmaceuticals, Inc.(1)	3,134	49,831
Ligand Pharmaceuticals, Inc., Class B(1)	726	39,095
Momenta Pharmaceuticals, Inc.(1)	1,351	15,847
Naturalendo Tech Co. Ltd.(1)	9,944	480,170
Neurocrine Biosciences, Inc.(1)	2,979	59,371
Novavax, Inc.(1)	9,384	50,111
NPS Pharmaceuticals, Inc.(1)	2,956	98,080
Opko Health, Inc.(1)	6,983	58,517
PDL BioPharma, Inc.	5,758	47,561
Portola Pharmaceuticals, Inc.(1)	1,480	41,618
Puma Biotechnology, Inc.(1)	523	118,731
Raptor Pharmaceutical Corp.(1)	1,463	14,074
Receptos, Inc.(1)	586	79,286

	Shares/ Principal Amount	Value
Regeneron Pharmaceuticals, Inc.(1)	5,354	$2,227,853
Sangamo Biosciences, Inc.(1)	2,862	34,573
Sarepta Therapeutics, Inc.(1)	1,611	27,290
Synageva BioPharma Corp.(1)	704	57,165
United Therapeutics Corp.(1)	1,464	194,082
		37,323,763
Building Products — 0.3%
American Woodmark Corp.(1)	859	34,214
Apogee Enterprises, Inc.	4,279	193,539
Continental Building Products, Inc.(1)	5,793	96,743
Daikin Industries Ltd.	28,800	1,910,458
Fortune Brands Home & Security, Inc.	22,676	1,018,606
Insteel Industries, Inc.	3,526	76,973
Lennox International, Inc.	11,561	1,082,919
Masco Corp.	48,330	1,169,586
NCI Building Systems, Inc.(1)	8,127	151,650
Nortek, Inc.(1)	200	15,946
Trex Co., Inc.(1)	3,674	154,822
		5,905,456
Capital Markets — 1.6%
Affiliated Managers Group, Inc.(1)	13,437	2,735,639
Ameriprise Financial, Inc.	19,120	2,519,442
Ares Management LP	7,953	128,839
BlackRock, Inc.	2,510	901,291
Credit Suisse Group AG	58,070	1,551,739
Evercore Partners, Inc., Class A	3,317	167,509
Franklin Resources, Inc.	83,635	4,755,486
Goldman Sachs Group, Inc. (The)	12,660	2,385,271
HFF, Inc., Class A	3,400	117,232
Invesco Ltd.	122,504	4,944,261
LPL Financial Holdings, Inc.	19,535	833,558
Morgan Stanley	4,190	147,404
Northern Trust Corp.	42,660	2,889,362
State Street Corp.	26,454	2,029,815
T. Rowe Price Group, Inc.	11,740	979,938
Waddell & Reed Financial, Inc.	25,201	1,211,664
		28,298,450
Chemicals — 1.6%
Akzo Nobel NV	29,400	2,031,131
Albemarle Corp.	10,218	603,271
Axalta Coating Systems Ltd.(1)	18,043	429,423
Cabot Corp.	30,147	1,298,733
Chemtura Corp.(1)	4,279	99,701
Dow Chemical Co. (The)	108,737	5,292,230
E.I. du Pont de Nemours & Co.	29,181	2,083,523
Eastman Chemical Co.	26,225	2,174,577

	Shares/ Principal Amount	Value
Flotek Industries, Inc.(1)	1,978	$38,532
Givaudan SA	1,080	1,924,719
Hawkins, Inc.	1,162	45,829
Innophos Holdings, Inc.	3,142	169,919
International Flavors & Fragrances, Inc.	4,005	405,186
Johnson Matthey plc	43,800	2,275,502
Kronos Worldwide, Inc.	1,634	21,258
LSB Industries, Inc.(1)	3,974	131,420
LyondellBasell Industries NV, Class A	13,390	1,055,935
Minerals Technologies, Inc.	257	19,077
Mosaic Co. (The)	15,736	720,237
PolyOne Corp.	3,685	137,451
PPG Industries, Inc.	12,775	2,795,426
Sensient Technologies Corp.	551	32,482
Sherwin-Williams Co. (The)	11,848	2,901,101
Sika AG	321	1,221,876
Trecora Resources(1)	4,056	49,848
Tronox Ltd., Class A	7,226	162,946
Westlake Chemical Corp.	9,191	584,548
		28,705,881
Commercial Services and Supplies — 0.5%
ADT Corp. (The)	34,625	1,209,797
Cintas Corp.	3,911	286,090
Civeo Corp.	1,991	18,755
Clean Harbors, Inc.(1)	13,145	614,529
HNI Corp.	2,134	100,170
KAR Auction Services, Inc.	25,727	891,441
Multi-Color Corp.	6,427	352,457
Pitney Bowes, Inc.	23,991	590,658
Republic Services, Inc.	71,454	2,830,293
Stericycle, Inc.(1)	7,710	993,973
Tyco International plc	20,278	869,926
Waste Management, Inc.	5,330	259,731
		9,017,820
Communications Equipment — 1.0%
ARRIS Group, Inc.(1)	23,479	698,970
Aruba Networks, Inc.(1)	1,345	25,165
Cisco Systems, Inc.	259,869	7,182,779
CommScope Holding Co., Inc.(1)	3,330	73,926
Harris Corp.	7,043	504,772
Infinera Corp.(1)	6,760	92,139
Palo Alto Networks, Inc.(1)	11,606	1,427,538
Polycom, Inc.(1)	7,583	99,868
QUALCOMM, Inc.	110,543	8,058,584
Riverbed Technology, Inc.(1)	7,612	157,378
		18,321,119

	Shares/ Principal Amount	Value
Construction and Engineering — 0.3%
Boskalis Westminster NV	26,090	$1,463,928
Great Lakes Dredge & Dock Corp.(1)	8,077	61,224
Hyundai Development Co-Engineering & Construction	27,310	875,044
Larsen & Toubro Ltd.	18,150	479,481
Northwest Pipe Co.(1)	2,111	69,747
Promotora y Operadora de Infraestructura SAB de CV(1)	44,597	555,479
Quanta Services, Inc.(1)	33,360	1,017,480
		4,522,383
Construction Materials — 0.2%
Caesarstone Sdot-Yam Ltd.	2,520	156,240
Cemex Latam Holdings SA(1)	71,870	547,771
Cemex SAB de CV ADR(1)	256,014	3,202,735
Headwaters, Inc.(1)	12,527	175,378
Titan Cement Co. SA	15,940	377,781
		4,459,905
Consumer Finance — 0.4%
Capital One Financial Corp.	36,500	3,036,800
Cash America International, Inc.	45,657	1,114,487
Discover Financial Services	25,503	1,671,722
Enova International, Inc.(1)	10,742	246,959
Synchrony Financial(1)	11,240	326,072
		6,396,040
Containers and Packaging — 0.4%
Ball Corp.	54,338	3,644,450
Bemis Co., Inc.	22,322	891,541
Berry Plastics Group, Inc.(1)	10,024	290,094
Graphic Packaging Holding Co.(1)	28,153	350,505
Sonoco Products Co.	52,262	2,196,049
		7,372,639
Distributors — 0.1%
Core-Mark Holding Co., Inc.	1,249	75,077
LKQ Corp.(1)	87,097	2,530,168
		2,605,245
Diversified Consumer Services — 0.3%
Estacio Participacoes SA	39,600	432,957
Grand Canyon Education, Inc.(1)	1,574	71,885
H&R Block, Inc.	73,706	2,479,470
Kroton Educacional SA	290,908	2,010,744
Liberty Tax, Inc.(1)	2,255	85,927
Nord Anglia Education, Inc.(1)	6,597	109,180
Sotheby's	2,145	86,679
Steiner Leisure, Ltd.(1)	3,282	145,294
		5,422,136

	Shares/ Principal Amount	Value
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)	20,372	$3,029,113
Chailease Holding Co. Ltd.	236,000	606,252
Compass Diversified Holdings	5,511	95,616
MarketAxess Holdings, Inc.	2,005	131,468
ORIX Corp.	152,400	2,009,706
PHH Corp.(1)	2,504	57,993
Voya Financial, Inc.	48,413	2,027,536
		7,957,684
Diversified Telecommunication Services — 0.3%
AT&T, Inc.	23,091	816,960
BT Group plc	249,560	1,599,011
CenturyLink, Inc.	19,584	798,440
Thaicom PCL	605,200	681,967
Verizon Communications, Inc.	22,708	1,148,798
		5,045,176
Electric Utilities — 0.7%
ALLETE, Inc.	2,873	146,437
Cleco Corp.	890	47,820
Edison International	22,076	1,403,151
El Paso Electric Co.	2,190	82,848
Entergy Corp.	28,277	2,372,440
Great Plains Energy, Inc.	38,282	1,001,840
Northeast Utilities	8,452	428,009
Portland General Electric Co.	2,622	96,673
PPL Corp.	44,340	1,575,400
Southern Co. (The)	14,684	696,462
UIL Holdings Corp.	868	34,546
Westar Energy, Inc.	57,425	2,244,743
Xcel Energy, Inc.	77,669	2,636,086
		12,766,455
Electrical Equipment — 0.7%
Acuity Brands, Inc.	7,907	1,092,748
Eaton Corp. plc	21,950	1,488,869
Emerson Electric Co.	54,235	3,457,481
Generac Holdings, Inc.(1)	22,585	979,737
GrafTech International Ltd.(1)	10,429	42,550
Nidec Corp.	50,700	3,361,921
Rockwell Automation, Inc.	5,940	685,535
Schneider Electric SE	23,401	1,908,827
		13,017,668
Electronic Equipment, Instruments and Components — 0.7%
Belden, Inc.	1,607	117,359
Cognex Corp.(1)	2,012	81,908
FEI Co.	881	75,449

	Shares/ Principal Amount	Value
Hon Hai Precision Industry Co. Ltd.	168,760	$528,951
Ingram Micro, Inc., Class A(1)	3,706	101,656
Keyence Corp.	6,600	3,047,736
Keysight Technologies, Inc.(1)	5,306	186,771
Largan Precision Co. Ltd.	9,000	693,594
LG Display Co. Ltd.(1)	31,340	960,326
Littelfuse, Inc.	2,220	213,409
Methode Electronics, Inc.	4,359	168,911
Murata Manufacturing Co. Ltd.	16,200	1,750,116
Park Electrochemical Corp.	1,540	37,884
TE Connectivity Ltd.	61,527	3,950,033
TPK Holding Co. Ltd.	57,000	366,524
TTM Technologies, Inc.(1)	5,725	38,701
Vishay Intertechnology, Inc.	1,318	18,281
		12,337,609
Energy Equipment and Services — 0.9%
Baker Hughes, Inc.	62,090	3,539,130
Cameron International Corp.(1)	13,121	672,845
Forum Energy Technologies, Inc.(1)	2,156	51,766
Halliburton Co.	44,660	1,884,652
Matrix Service Co.(1)	2,296	48,492
National Oilwell Varco, Inc.	58,963	3,952,879
Patterson-UTI Energy, Inc.	47,071	832,686
RigNet, Inc.(1)	1,751	71,703
Sapurakencana Petroleum Bhd	542,000	448,662
Schlumberger Ltd.	41,752	3,588,584
Weatherford International plc(1)	36,727	481,124
		15,572,523
Food and Staples Retailing — 1.3%
BIM Birlesik Magazalar AS	41,334	919,195
Carrefour SA	35,269	1,115,897
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	8,080	340,249
Costco Wholesale Corp.	16,320	2,319,398
CP ALL PCL	370,200	496,080
CVS Health Corp.	77,772	7,105,250
Kroger Co. (The)	24,798	1,483,912
Magnit PJSC GDR	36,851	2,131,830
Seven & I Holdings Co. Ltd.	40,300	1,502,997
Sysco Corp.	40,443	1,628,235
United Natural Foods, Inc.(1)	12,641	950,477
Village Super Market, Inc., Class A	1,907	45,787
Wal-Mart Stores, Inc.	26,815	2,347,385
Weis Markets, Inc.	815	37,588
Whole Foods Market, Inc.	21,954	1,076,405
		23,500,685

	Shares/ Principal Amount	Value
Food Products — 1.8%
Archer-Daniels-Midland Co.	63,563	$3,348,499
Associated British Foods plc	62,877	3,145,790
BRF SA ADR	25,770	670,278
Bunge Ltd.	23,559	2,138,450
Campbell Soup Co.	12,261	555,178
ConAgra Foods, Inc.	39,710	1,450,209
Danone SA	3,833	270,479
General Mills, Inc.	14,656	773,104
Hain Celestial Group, Inc. (The)(1)	14,277	1,616,442
Hershey Co. (The)	32,562	3,265,317
Ingredion, Inc.	25,134	2,091,903
J&J Snack Foods Corp.	1,518	159,466
J.M. Smucker Co. (The)	8,523	874,204
Kellogg Co.	8,844	585,915
Kraft Foods Group, Inc.	9,556	574,984
Mead Johnson Nutrition Co.	15,206	1,578,991
Mondelez International, Inc., Class A	17,166	672,907
Nestle SA	49,270	3,699,393
Pilgrim's Pride Corp.(1)	50,394	1,627,726
Pinnacle Foods, Inc.	8,470	288,234
Sanderson Farms, Inc.	15,553	1,350,156
Snyders-Lance, Inc.	1,128	34,156
TreeHouse Foods, Inc.(1)	1,940	157,043
Ulker Biskuvi Sanayi AS	72,870	547,821
Universal Robina Corp.	247,520	1,075,407
WhiteWave Foods Co., Class A(1)	24,222	887,252
		33,439,304
Gas Utilities — 0.3%
Atmos Energy Corp.	18,537	995,437
ENN Energy Holdings Ltd.	68,000	415,615
Infraestructura Energetica Nova SAB de CV	122,720	720,346
Laclede Group, Inc. (The)	31,642	1,605,199
New Jersey Resources Corp.	10,109	585,311
ONE Gas, Inc.	1,794	69,643
Questar Corp.	1,533	36,777
South Jersey Industries, Inc.	665	37,958
Southwest Gas Corp.	330	19,104
WGL Holdings, Inc.	799	39,047
		4,524,437
Health Care Equipment and Supplies — 2.2%
Abaxis, Inc.	875	50,225
Abbott Laboratories	65,910	2,933,654
Becton Dickinson and Co.	21,437	3,008,254
Boston Scientific Corp.(1)	40,639	523,024
C.R. Bard, Inc.	16,210	2,712,743

	Shares/ Principal Amount	Value
Cantel Medical Corp.	1,231	$53,598
CareFusion Corp.(1)	20,617	1,219,908
Cie Generale d'Optique Essilor International SA	10,672	1,198,290
Coloplast A/S, B Shares	13,680	1,185,400
Cooper Cos., Inc. (The)	5,509	930,470
Cyberonics, Inc.(1)	948	50,481
DENTSPLY International, Inc.	25,717	1,413,921
DexCom, Inc.(1)	2,140	110,124
Ginko International Co. Ltd.	50,000	554,972
Globus Medical, Inc.(1)	2,180	50,227
GN Store Nord A/S	81,400	1,738,543
Haemonetics Corp.(1)	6,192	228,671
HeartWare International, Inc.(1)	541	39,780
Hill-Rom Holdings, Inc.	814	37,249
Insulet Corp.(1)	1,779	82,884
Integra LifeSciences Holdings Corp.(1)	794	39,097
Intuitive Surgical, Inc.(1)	3,242	1,678,610
Masimo Corp.(1)	1,858	48,773
Medtronic, Inc.	126,391	9,336,503
Mettler-Toledo International, Inc.(1)	3,033	889,458
Neogen Corp.(1)	1,270	56,274
NuVasive, Inc.(1)	3,537	155,380
Orthofix International NV(1)	1,245	34,760
Smith & Nephew plc	104,463	1,811,200
St. Jude Medical, Inc.	33,578	2,281,961
STERIS Corp.	2,363	150,641
Stryker Corp.	7,063	656,223
Teleflex, Inc.	25,216	3,004,486
Utah Medical Products, Inc.	2,148	124,734
West Pharmaceutical Services, Inc.	1,971	102,512
Zimmer Holdings, Inc.	5,013	562,910
		39,055,940
Health Care Providers and Services — 1.3%
Acadia Healthcare Co., Inc.(1)	1,224	75,900
Adeptus Health, Inc., Class A(1)	2,860	87,058
Aetna, Inc.	44,630	3,893,521
Air Methods Corp.(1)	1,193	52,945
AmerisourceBergen Corp.	24,141	2,198,038
AMN Healthcare Services, Inc.(1)	6,163	105,511
Anthem, Inc.	16,330	2,088,770
Cardinal Health, Inc.	31,413	2,581,834
Catamaran Corp.(1)	11,025	561,613
Chemed Corp.	563	61,992
Cigna Corp.	5,457	561,471
ExamWorks Group, Inc.(1)	7,911	311,298
Express Scripts Holding Co.(1)	24,684	2,052,475

	Shares/ Principal Amount	Value
Hanger, Inc.(1)	3,809	$81,703
HCA Holdings, Inc.(1)	20,069	1,398,609
HealthSouth Corp.	3,035	124,830
Humana, Inc.	5,284	729,033
LifePoint Hospitals, Inc.(1)	22,146	1,532,282
Magellan Health, Inc.(1)	678	41,487
Molina Healthcare, Inc.(1)	1,082	55,312
MWI Veterinary Supply, Inc.(1)	415	67,819
National Healthcare Corp.	652	39,283
Owens & Minor, Inc.	1,161	39,718
Patterson Cos., Inc.	13,382	644,745
Quest Diagnostics, Inc.	34,234	2,235,822
Team Health Holdings, Inc.(1)	27,536	1,573,958
WellCare Health Plans, Inc.(1)	908	66,956
		23,263,983
Health Care Technology — 0.1%
Cerner Corp.(1)	15,612	1,005,413
HMS Holdings Corp.(1)	2,888	60,244
MedAssets, Inc.(1)	7,107	137,449
Medidata Solutions, Inc.(1)	2,217	94,688
Omnicell, Inc.(1)	1,431	46,078
		1,343,872
Hotels, Restaurants and Leisure — 1.5%
Accor SA	35,220	1,661,337
Alsea SAB de CV(1)	131,137	405,282
Brinker International, Inc.	9,493	534,741
Buffalo Wild Wings, Inc.(1)	674	114,722
Carnival Corp.	17,939	792,186
Carnival plc	38,660	1,702,911
Chipotle Mexican Grill, Inc.(1)	6,976	4,629,413
ClubCorp Holdings, Inc.	3,841	75,706
Dave & Buster's Entertainment, Inc.(1)	2,768	63,443
Dunkin' Brands Group, Inc.	16,441	794,922
Fiesta Restaurant Group, Inc.(1)	1,622	90,929
Galaxy Entertainment Group Ltd.	178,000	1,215,319
Hilton Worldwide Holdings, Inc.(1)	23,660	620,365
International Game Technology	28,168	479,701
La Quinta Holdings, Inc.(1)	33,651	740,995
Las Vegas Sands Corp.	22,112	1,408,313
Marriott International, Inc., Class A	39,908	3,144,351
MGM Resorts International(1)	41,297	941,985
OPAP SA	40,620	509,130
Panera Bread Co., Class A(1)	5,652	946,145
Papa John's International, Inc.	7,334	387,089
Papa Murphy's Holdings, Inc.(1)	5,337	53,530
Peak Resorts, Inc.(1)	2,895	25,737

	Shares/ Principal Amount	Value
Red Robin Gourmet Burgers, Inc.(1)	2,200	$148,170
Royal Caribbean Cruises Ltd.	26,695	1,968,489
SeaWorld Entertainment, Inc.	20,863	348,203
Vail Resorts, Inc.	2,410	211,212
Whitbread plc	34,144	2,446,381
Wyndham Worldwide Corp.	15,211	1,267,989
		27,728,696
Household Durables — 0.7%
Cavco Industries, Inc.(1)	1,620	120,091
Century Communities, Inc.(1)	2,066	35,762
Coway Co. Ltd.	8,810	687,020
D.R. Horton, Inc.	12,387	315,745
Electrolux AB	64,580	1,919,242
Haier Electronics Group Co. Ltd.	370,000	1,032,913
Harman International Industries, Inc.	12,977	1,408,394
Lennar Corp., Class A	6,349	299,927
Libbey, Inc.(1)	1,775	53,339
Mohawk Industries, Inc.(1)	4,695	721,105
Newell Rubbermaid, Inc.	35,760	1,298,445
Panasonic Corp.	146,000	1,884,724
Toll Brothers, Inc.(1)	8,987	314,455
Whirlpool Corp.	11,010	2,049,732
		12,140,894
Household Products — 0.8%
Central Garden and Pet Co.(1)	4,817	39,740
Church & Dwight Co., Inc.	24,172	1,854,234
Energizer Holdings, Inc.	21,396	2,781,908
Kimberly-Clark Corp.	26,982	3,145,831
LG Household & Health Care Ltd.	970	545,431
Procter & Gamble Co. (The)	15,495	1,401,213
Reckitt Benckiser Group plc	33,770	2,771,946
Unicharm Corp.	59,100	1,352,607
		13,892,910
Industrial Conglomerates — 0.5%
3M Co.	33,044	5,290,014
General Electric Co.	73,246	1,940,286
Koninklijke Philips Electronics NV	55,259	1,666,605
		8,896,905
Insurance — 2.2%
ACE Ltd.	8,285	947,307
Aflac, Inc.	7,720	461,116
Allied World Assurance Co. Holdings Ltd.	1,723	64,957
Allstate Corp. (The)	78,078	5,321,016
American Equity Investment Life Holding Co.	885	23,895
American International Group, Inc.	93,512	5,124,458

	Shares/ Principal Amount	Value
Amtrust Financial Services, Inc.	42,599	$2,186,181
Argo Group International Holdings Ltd.	1,367	77,153
Arthur J Gallagher & Co.	6,612	317,045
Aspen Insurance Holdings Ltd.	35,872	1,586,618
Baldwin & Lyons, Inc., Class B	4,105	104,883
BB Seguridade Participacoes SA	62,800	804,703
Brown & Brown, Inc.	15,792	508,502
Chubb Corp. (The)	6,974	718,671
CNO Financial Group, Inc.	3,904	67,695
Discovery Holdings Ltd.	91,514	921,358
Endurance Specialty Holdings Ltd.	2,022	119,258
Hanover Insurance Group, Inc. (The)	25,550	1,821,204
HCC Insurance Holdings, Inc.	20,118	1,067,662
Infinity Property & Casualty Corp.	495	35,967
MetLife, Inc.	42,776	2,378,773
PartnerRe Ltd.	2,679	312,130
Ping An Insurance Group Co., H Shares	145,000	1,216,241
Platinum Underwriters Holdings Ltd.	429	31,819
Powszechny Zaklad Ubezpieczen SA	4,991	711,909
Principal Financial Group, Inc.	12,370	658,950
Prudential Financial, Inc.	30,070	2,555,349
Prudential plc	93,060	2,250,168
Reinsurance Group of America, Inc.	11,139	954,835
RenaissanceRe Holdings Ltd.	22,060	2,160,115
Selective Insurance Group, Inc.	1,486	39,780
St. James's Place plc	134,830	1,672,199
Symetra Financial Corp.	1,780	40,335
Travelers Cos., Inc. (The)	20,169	2,106,652
United Fire Group, Inc.	1,513	42,167
Unum Group	20,464	679,814
Validus Holdings Ltd.	994	41,251
		40,132,136
Internet and Catalog Retail — 0.7%
Ctrip.com International Ltd. ADR(1)	16,820	909,626
Expedia, Inc.	43,139	3,757,838
Priceline Group, Inc. (The)(1)	2,381	2,762,412
Rakuten, Inc.	116,092	1,563,670
Shutterfly, Inc.(1)	1,604	68,587
TripAdvisor, Inc.(1)	24,643	1,814,957
Vipshop Holdings Ltd. ADR(1)	86,580	1,979,219
		12,856,309
Internet Software and Services — 1.8%
Alibaba Group Holding Ltd. ADR(1)	17,568	1,961,292
Baidu, Inc. ADR(1)	9,450	2,316,290
comScore, Inc.(1)	3,791	166,690
Cornerstone OnDemand, Inc.(1)	1,106	35,138

	Shares/ Principal Amount	Value
CoStar Group, Inc.(1)	15,164	$2,581,823
Cvent, Inc.(1)	2,949	79,387
eBay, Inc.(1)	58,332	3,201,260
Envestnet, Inc.(1)	4,456	227,924
Everyday Health, Inc.(1)	2,983	38,600
Facebook, Inc., Class A(1)	54,386	4,225,792
Google, Inc., Class A(1)	10,528	5,780,714
LinkedIn Corp., Class A(1)	11,775	2,664,329
Pandora Media, Inc.(1)	47,284	929,603
Q2 Holdings, Inc.(1)	5,447	101,260
Qihoo 360 Technology Co. Ltd. ADR(1)	7,660	569,368
Shutterstock, Inc.(1)	4,336	325,981
Tencent Holdings Ltd.	281,200	4,496,154
VeriSign, Inc.(1)	15,208	914,001
Yelp, Inc.(1)	20,283	1,157,956
		31,773,562
IT Services — 1.6%
Alliance Data Systems Corp.(1)	21,529	6,154,495
Amdocs Ltd.	27,646	1,347,604
Cielo SA	41,300	695,126
Cognizant Technology Solutions Corp., Class A(1)	18,695	1,009,343
EVERTEC, Inc.	10,621	234,087
Fidelity National Information Services, Inc.	10,987	672,295
Fiserv, Inc.(1)	21,152	1,512,156
FleetCor Technologies, Inc.(1)	512	77,768
HCL Technologies Ltd.	35,770	958,219
Heartland Payment Systems, Inc.	2,292	124,960
International Business Machines Corp.	26,602	4,314,046
MoneyGram International, Inc.(1)	5,323	45,884
SYKES Enterprises, Inc.(1)	533	12,350
Tata Consultancy Services Ltd.	37,460	1,595,468
Teradata Corp.(1)	20,636	931,509
VeriFone Systems, Inc.(1)	1,733	61,799
Virtusa Corp.(1)	5,076	203,395
Visa, Inc., Class A	28,783	7,431,483
WEX, Inc.(1)	1,771	200,265
Wirecard AG	35,040	1,487,061
		29,069,313
Leisure Products — 0.1%
Brunswick Corp.	5,454	270,955
Malibu Boats, Inc.(1)	2,888	54,063
Mattel, Inc.	15,891	501,361
Polaris Industries, Inc.	10,598	1,660,813
		2,487,192
Life Sciences Tools and Services — 0.3%
Agilent Technologies, Inc.	9,433	403,166

	Shares/ Principal Amount	Value
Bio-Rad Laboratories, Inc., Class A(1)	3,752	$445,700
Charles River Laboratories International, Inc.(1)	1,530	99,067
Illumina, Inc.(1)	13,567	2,589,805
INC Research Holdings, Inc., Class A(1)	468	11,415
PAREXEL International Corp.(1)	1,324	77,467
Waters Corp.(1)	11,381	1,319,058
		4,945,678
Machinery — 1.9%
Albany International Corp., Class A	4,911	183,524
Briggs & Stratton Corp.	2,507	50,265
Caterpillar, Inc.	60,133	6,049,380
CSR Corp. Ltd., H Shares	1,113,000	1,132,339
Dynamic Materials Corp.	4,367	70,047
EnPro Industries, Inc.(1)	1,544	99,619
FANUC Corp.	5,900	994,971
Flowserve Corp.	35,395	2,083,704
Global Brass & Copper Holdings, Inc.	13,800	169,050
Hiwin Technologies Corp.	42,190	354,452
Ingersoll-Rand plc	74,927	4,724,897
Kadant, Inc.	1,301	51,910
Kennametal, Inc.	1,683	61,968
Komatsu Ltd.	45,800	1,084,478
Kubota Corp.	110,000	1,718,822
Middleby Corp.(1)	32,777	3,134,792
Mueller Water Products, Inc., Class A	24,193	229,591
Oshkosh Corp.	22,869	1,038,253
Parker-Hannifin Corp.	34,310	4,427,019
Rexnord Corp.(1)	2,596	71,520
Snap-On, Inc.	6,001	812,115
Stanley Black & Decker, Inc.	17,510	1,653,644
WABCO Holdings, Inc.(1)	19,745	2,026,232
Wabtec Corp.	13,491	1,193,819
Weir Group plc (The)	44,670	1,308,970
		34,725,381
Media — 1.4%
Charter Communications, Inc., Class A(1)	13,858	2,351,703
Comcast Corp., Class A	126,045	7,189,607
Cumulus Media, Inc., Class A(1)	37,200	148,428
Cyfrowy Polsat SA	27,464	201,584
DIRECTV(1)	3,443	301,985
Entercom Communications Corp., Class A(1)	10,659	113,199
Entravision Communications Corp., Class A	67,675	437,180
Harte-Hanks, Inc.	1,258	7,699
John Wiley & Sons, Inc., Class A	3,315	197,972
Journal Communications, Inc., Class A(1)	2,923	29,025
Markit Ltd.(1)	19,667	500,132

	Shares/ Principal Amount	Value
Naspers Ltd., N Shares	6,548	$847,836
Nexstar Broadcasting Group, Inc., Class A	2,134	109,495
Scripps Networks Interactive, Inc., Class A	10,986	858,776
Sirius XM Holdings, Inc.(1)	286,225	1,038,997
Time Warner Cable, Inc.	14,710	2,195,909
Time Warner, Inc.	36,695	3,123,478
Townsquare Media, Inc.(1)	2,087	26,046
Viacom, Inc., Class B	17,530	1,325,794
Walt Disney Co. (The)	38,667	3,577,084
		24,581,929
Metals and Mining — 0.4%
AM Castle & Co.(1)	5,774	43,420
BHP Billiton Ltd.	28,799	757,697
Compass Minerals International, Inc.	1,651	143,720
Constellium NV, Class A(1)	13,612	214,389
Grupo Mexico SAB de CV	191,430	628,217
Haynes International, Inc.	2,080	93,371
Horsehead Holding Corp.(1)	16,477	257,371
MMC Norilsk Nickel OJSC ADR	20,700	367,632
Newmont Mining Corp.	24,289	446,918
Nucor Corp.	14,537	779,619
Rio Tinto plc	60,572	2,831,307
United States Steel Corp.	7,731	257,829
		6,821,490
Multi-Utilities — 0.1%
Ameren Corp.	11,251	485,031
Avista Corp.	2,518	86,745
Black Hills Corp.	989	53,416
Consolidated Edison, Inc.	8,938	564,435
NorthWestern Corp.	11,832	629,817
PG&E Corp.	17,499	883,699
		2,703,143
Multiline Retail — 0.9%
Burlington Stores, Inc.(1)	12,123	541,534
Dillard's, Inc., Class A	16,609	1,957,869
Dollar Tree, Inc.(1)	8,841	604,371
Kohl's Corp.	38,108	2,271,999
Lojas Americanas SA Preference Shares	60,300	395,237
Macy's, Inc.	116,592	7,567,987
PT Matahari Department Store Tbk	610,200	750,000
SACI Falabella	43,078	310,460
Target Corp.	20,790	1,538,460
		15,937,917
Oil, Gas and Consumable Fuels — 2.9%
Aegean Marine Petroleum Network, Inc.	6,516	63,531

	Shares/ Principal Amount	Value
Alon USA Energy, Inc.	4,613	$64,397
Antero Midstream Partners LP(1)	5,698	157,778
Antero Resources Corp.(1)	27,165	1,274,582
Apache Corp.	16,395	1,050,756
Ardmore Shipping Corp.	8,689	88,715
BG Group plc	121,843	1,713,249
Cabot Oil & Gas Corp.	21,098	697,078
California Resources Corp.(1)(2)	7,496	60,343
Carrizo Oil & Gas, Inc.(1)	2,951	116,446
Chevron Corp.	64,253	6,995,224
CNOOC Ltd.	657,000	960,689
Concho Resources, Inc.(1)	26,319	2,506,885
ConocoPhillips	34,472	2,277,565
Delek US Holdings, Inc.	1,368	40,903
Devon Energy Corp.	14,627	862,554
EOG Resources, Inc.	29,266	2,537,948
Exxon Mobil Corp.	108,084	9,785,925
Goodrich Petroleum Corp.(1)	5,433	32,870
Gulfport Energy Corp.(1)	15,831	755,614
Imperial Oil Ltd.	80,569	3,493,320
Magnum Hunter Resources Corp.(1)	25,690	102,760
Murphy Oil Corp.	3,008	145,647
Noble Energy, Inc.	5,136	252,589
Nordic American Tanker Shipping Ltd.	3,464	31,037
Northern Tier Energy LP	4,696	112,140
NovaTek OAO GDR	4,316	407,862
Oasis Petroleum, Inc.(1)	40,456	743,581
Occidental Petroleum Corp.	34,305	2,736,510
Pacific Coast Oil Trust	2,921	23,719
PDC Energy, Inc.(1)	736	21,719
Phillips 66	17,690	1,291,724
Sasol Ltd.	13,620	568,117
Scorpio Tankers, Inc.	8,572	70,719
Southwestern Energy Co.(1)	8,321	267,770
Statoil ASA	68,030	1,284,875
Total SA	37,070	2,073,800
Total SA ADR	41,210	2,292,512
Ultrapar Participacoes SA	26,300	559,761
Valero Energy Corp.	52,730	2,563,205
Western Refining, Inc.	861	35,396
Williams Partners LP	8,770	453,760
		51,575,575
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	452	29,950
International Paper Co.	19,830	1,067,251
KapStone Paper and Packaging Corp.(1)	5,351	159,834
		1,257,035

	Shares/ Principal Amount	Value
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	21,414	$1,587,634
Hypermarcas SA(1)	78,800	533,334
		2,120,968
Pharmaceuticals — 3.4%
AbbVie, Inc.	64,016	4,429,907
Actavis plc(1)	6,954	1,881,822
Akorn, Inc.(1)	2,079	83,306
Aspen Pharmacare Holdings Ltd.	28,918	1,044,466
AVANIR Pharmaceuticals, Inc.(1)	5,348	79,792
Bayer AG	22,040	3,314,712
BioDelivery Sciences International, Inc.(1)	1,680	25,788
Catalent, Inc.(1)	30,324	873,028
Endo International plc(1)	23,191	1,696,885
Hospira, Inc.(1)	6,886	410,681
Jazz Pharmaceuticals plc(1)	4,851	859,064
Johnson & Johnson	127,139	13,762,797
Lannett Co., Inc.(1)	1,047	51,439
Medicines Co. (The)(1)	2,092	56,086
Merck & Co., Inc.	132,173	7,983,249
Nektar Therapeutics(1)	3,094	51,577
Novartis AG	37,618	3,640,138
Novo Nordisk A/S, B Shares	28,125	1,282,703
Ono Pharmaceutical Co. Ltd.	12,400	1,061,231
Pacira Pharmaceuticals, Inc.(1)	991	93,085
Pfizer, Inc.	173,679	5,410,101
Roche Holding AG	18,044	5,404,330
Salix Pharmaceuticals Ltd.(1)	11,512	1,182,167
Shire plc	28,140	2,003,014
Teva Pharmaceutical Industries Ltd. ADR	32,863	1,872,534
Zoetis, Inc.	71,609	3,217,392
		61,771,294
Professional Services — 0.4%
Adecco SA	33,105	2,324,630
CDI Corp.	5,382	92,463
Huron Consulting Group, Inc.(1)	1,917	132,580
Intertek Group plc	28,260	1,030,718
Kforce, Inc.	6,559	153,087
Korn/Ferry International(1)	3,885	105,478
Manpowergroup, Inc.	20,941	1,400,115
Nielsen NV	40,228	1,680,324
On Assignment, Inc.(1)	2,970	91,268
		7,010,663
Real Estate Investment Trusts (REITs) — 2.6%
Acadia Realty Trust	15,317	489,531

	Shares/ Principal Amount	Value
Alexandria Real Estate Equities, Inc.	12,540	$1,077,437
American Campus Communities, Inc.	1,614	64,560
Annaly Capital Management, Inc.	25,992	299,428
Apartment Investment & Management Co., Class A	19,573	729,094
Apollo Commercial Real Estate Finance, Inc.	4,777	79,680
Armada Hoffler Properties, Inc.	7,845	74,449
Associated Estates Realty Corp.	3,548	79,546
AvalonBay Communities, Inc.	9,562	1,537,474
BioMed Realty Trust, Inc.	2,649	56,821
Blackstone Mortgage Trust, Inc., Class A	1,583	45,211
Boston Properties, Inc.	12,605	1,634,112
Brixmor Property Group, Inc.	32,740	791,653
Campus Crest Communities, Inc.	14,502	111,375
Capstead Mortgage Corp.	4,840	62,968
CBL & Associates Properties, Inc.	2,361	45,922
Chatham Lodging Trust	3,326	89,004
Chimera Investment Corp.	10,945	36,994
Colony Financial, Inc.	2,004	49,198
Corporate Office Properties Trust	18,029	506,795
Corrections Corp. of America	37,165	1,347,231
CubeSmart	17,397	374,731
DCT Industrial Trust, Inc.	10,213	348,570
DDR Corp.	26,892	492,930
DiamondRock Hospitality Co.	3,458	51,628
Duke Realty Corp.	48,425	941,382
Education Realty Trust, Inc.	22,884	266,370
Empire State Realty Trust, Inc.	29,335	491,655
EPR Properties	1,099	61,533
Equity One, Inc.	17,145	415,423
Equity Residential	15,587	1,104,183
Essex Property Trust, Inc.	4,733	958,007
Excel Trust, Inc.	5,515	72,302
Extra Space Storage, Inc.	12,966	768,495
First Industrial Realty Trust, Inc.	2,399	47,620
General Growth Properties, Inc.	50,361	1,347,660
Geo Group, Inc. (The)	15,042	606,042
Hatteras Financial Corp.	3,914	74,992
HCP, Inc.	12,947	580,026
Health Care REIT, Inc.	21,351	1,572,715
Healthcare Realty Trust, Inc.	1,615	42,652
Healthcare Trust of America, Inc., Class A	33,301	424,921
Hersha Hospitality Trust	3,984	29,522
Highwoods Properties, Inc.	1,426	61,546
Hospitality Properties Trust	11,318	346,331
Host Hotels & Resorts, Inc.	169,192	3,932,022
Hudson Pacific Properties, Inc.	11,926	335,359

	Shares/ Principal Amount	Value
Kilroy Realty Corp.	12,525	$860,217
Kimco Realty Corp.	30,141	767,089
Kite Realty Group Trust	24,690	673,543
LaSalle Hotel Properties	12,934	522,146
Lexington Realty Trust	8,591	94,501
Macerich Co. (The)	5,335	421,892
Mack-Cali Realty Corp.	2,267	43,572
Medical Properties Trust, Inc.	5,719	79,265
MFA Financial, Inc.	10,916	91,476
National Retail Properties, Inc.	11,346	437,161
New Residential Investment Corp.	3,804	49,300
Outfront Media, Inc.	2,441	66,054
Pebblebrook Hotel Trust	21,028	907,779
Pennsylvania Real Estate Investment Trust	2,532	59,173
PennyMac Mortgage Investment Trust	3,237	70,146
Piedmont Office Realty Trust, Inc., Class A	58,672	1,103,034
Post Properties, Inc.	3,427	200,754
Potlatch Corp.	7,361	305,850
ProLogis, Inc.	43,312	1,831,231
Public Storage	9,206	1,727,322
Rayonier, Inc.	25,061	683,664
Realty Income Corp.	5,785	268,771
Regency Centers Corp.	9,532	586,027
Rexford Industrial Realty, Inc.	2,414	36,669
RLJ Lodging Trust	19,740	650,038
Rouse Properties, Inc.	5,208	95,254
Sabra Health Care REIT, Inc.	1,492	42,239
Simon Property Group, Inc.	18,919	3,420,555
SL Green Realty Corp.	8,209	953,393
Summit Hotel Properties, Inc.	7,077	82,093
Sun Communities, Inc.	2,718	160,063
Sunstone Hotel Investors, Inc.	3,613	57,844
Taubman Centers, Inc.	5,918	470,422
Two Harbors Investment Corp.	10,032	105,436
UDR, Inc.	24,471	753,217
Urstadt Biddle Properties, Inc., Class A	4,677	103,736
Ventas, Inc.	15,077	1,078,759
Vornado Realty Trust	13,782	1,537,520
Washington Real Estate Investment Trust	2,738	73,570
Weyerhaeuser Co.	38,046	1,343,404
WP Carey, Inc.	2,003	136,484
		47,907,763
Real Estate Management and Development — 0.3%
China Overseas Land & Investment Ltd.	260,000	781,148
Daito Trust Construction Co. Ltd.	14,100	1,591,543
Forest City Enterprises, Inc., Class A(1)	15,223	328,664

	Shares/ Principal Amount	Value
Howard Hughes Corp. (The)(1)	1,772	$258,783
Jones Lang LaSalle, Inc.	14,039	2,044,921
		5,005,059
Road and Rail — 0.6%
Canadian Pacific Railway Ltd., New York Shares	13,968	2,698,059
Celadon Group, Inc.	1,906	42,008
CJ Korea Express Co. Ltd.(1)	6,660	1,181,182
Heartland Express, Inc.	18,002	477,593
Kansas City Southern	13,448	1,599,505
Marten Transport Ltd.	3,060	65,790
Roadrunner Transportation Systems, Inc.(1)	5,311	119,551
Saia, Inc.(1)	3,577	198,416
Swift Transportation Co.(1)	4,432	128,838
Union Pacific Corp.	33,767	3,942,973
Werner Enterprises, Inc.	20,873	647,480
		11,101,395
Semiconductors and Semiconductor Equipment — 2.1%
Applied Materials, Inc.	165,621	3,983,185
ASML Holding NV	30,883	3,261,437
Avago Technologies Ltd.	30,134	2,814,516
Broadcom Corp., Class A	110,288	4,756,721
Cavium, Inc.(1)	2,089	118,237
Exar Corp.(1)	13,425	122,570
Fairchild Semiconductor International, Inc.(1)	6,677	107,700
Formfactor, Inc.(1)	12,202	98,104
Intel Corp.	153,545	5,719,551
Kulicke & Soffa Industries, Inc.(1)	6,339	88,619
Lam Research Corp.	11,509	951,104
M/A-COM Technology Solutions Holdings, Inc.(1)	3,477	86,334
Maxim Integrated Products, Inc.	16,617	491,365
MediaTek, Inc.	49,000	736,247
Microchip Technology, Inc.	62,444	2,819,347
MKS Instruments, Inc.	5,624	204,939
Nanometrics, Inc.(1)	5,878	87,230
NXP Semiconductor NV(1)	46,135	3,589,764
Photronics, Inc.(1)	14,429	130,150
RF Micro Devices, Inc.(1)	14,373	209,990
Semtech Corp.(1)	3,622	92,216
SK Hynix, Inc.(1)	8,430	365,595
Synaptics, Inc.(1)	1,413	89,005
Taiwan Semiconductor Manufacturing Co. Ltd.	714,500	3,266,879
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	60,388	1,417,306
Teradyne, Inc.	56,333	1,118,210
Texas Instruments, Inc.	19,834	1,079,366
Xilinx, Inc.	15,558	706,956
		38,512,643

	Shares/ Principal Amount	Value
Software — 2.5%
Aspen Technology, Inc.(1)	5,760	$217,382
AVG Technologies NV(1)	1,594	31,306
BroadSoft, Inc.(1)	4,061	109,525
Compuware Corp.	3,539	36,522
Electronic Arts, Inc.(1)	208,970	9,180,052
ePlus, Inc.(1)	1,332	91,695
FireEye, Inc.(1)	1,966	59,550
Intuit, Inc.	70,632	6,630,226
Manhattan Associates, Inc.(1)	4,040	159,822
Mentor Graphics Corp.	10,988	244,044
Microsoft Corp.	220,870	10,559,795
Monotype Imaging Holdings, Inc.	4,754	131,401
NetSuite, Inc.(1)	18,209	1,925,602
Oracle Corp.	239,054	10,138,280
Splunk, Inc.(1)	30,269	2,031,050
Synopsys, Inc.(1)	39,561	1,716,552
Ultimate Software Group, Inc.(1)	707	104,099
Verint Systems, Inc.(1)	3,125	188,094
Workday, Inc.(1)	9,047	787,541
		44,342,538
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	9,240	1,359,019
AutoZone, Inc.(1)	8,448	4,880,494
Bed Bath & Beyond, Inc.(1)	36,612	2,686,223
Boot Barn Holdings, Inc.(1)	1,649	35,618
Brown Shoe Co., Inc.	4,057	132,907
Cabela's, Inc.(1)	1,068	57,928
CST Brands, Inc.	3,085	134,691
Destination Maternity Corp.	3,805	60,994
Foot Locker, Inc.	22,349	1,280,374
GameStop Corp., Class A	5,763	217,899
Gap, Inc. (The)	35,475	1,404,810
Inditex SA	62,645	1,823,933
Kirkland's, Inc.(1)	5,737	124,608
Lithia Motors, Inc., Class A	1,141	83,875
Lowe's Cos., Inc.	99,823	6,371,702
MarineMax, Inc.(1)	1,455	26,932
Mr Price Group Ltd.	45,240	964,788
Nitori Holdings Co. Ltd.	17,300	958,885
O'Reilly Automotive, Inc.(1)	11,933	2,180,636
Office Depot, Inc.(1)	5,625	37,294
Penske Automotive Group, Inc.	2,703	127,987
Restoration Hardware Holdings, Inc.(1)	12,862	1,086,453
Ross Stores, Inc.	16,396	1,499,906
Signet Jewelers Ltd.	15,464	2,025,166

	Shares/ Principal Amount	Value
TJX Cos., Inc. (The)	36,138	$2,390,890
Tractor Supply Co.	17,646	1,357,507
		33,311,519
Technology Hardware, Storage and Peripherals — 1.7%
Apple, Inc.	158,457	18,845,291
EMC Corp.	47,339	1,436,739
Hewlett-Packard Co.	93,930	3,668,906
Nimble Storage, Inc.(1)	4,619	121,803
Samsung Electronics Co. Ltd.	1,566	1,819,073
SanDisk Corp.	8,079	835,853
Silicon Graphics International Corp.(1)	12,089	116,175
Super Micro Computer, Inc.(1)	3,782	125,865
Western Digital Corp.	43,991	4,542,951
		31,512,656
Textiles, Apparel and Luxury Goods — 0.8%
Burberry Group plc	76,527	1,972,330
Culp, Inc.	5,801	108,711
Hanesbrands, Inc.	17,771	2,056,460
Kate Spade & Co.(1)	28,589	915,706
Luxottica Group SpA	35,707	1,909,195
Michael Kors Holdings Ltd.(1)	8,556	656,331
Movado Group, Inc.	4,781	137,358
Pandora A/S	41,100	3,647,258
Ralph Lauren Corp.	2,954	546,195
Shenzhou International Group Holdings Ltd.	240,000	798,427
Skechers U.S.A., Inc., Class A(1)	3,033	186,256
Under Armour, Inc., Class A(1)	24,401	1,768,828
		14,703,055
Thrifts and Mortgage Finance — 0.1%
Astoria Financial Corp.	4,963	65,661
Capitol Federal Financial, Inc.	15,037	188,263
Dime Community Bancshares, Inc.	5,033	76,250
EverBank Financial Corp.	60,142	1,133,075
Oritani Financial Corp.	6,333	92,145
People's United Financial, Inc.	53,943	797,278
Radian Group, Inc.	3,381	57,646
		2,410,318
Tobacco — 0.3%
Altria Group, Inc.	21,440	1,077,574
ITC Ltd.	124,993	731,467
Japan Tobacco, Inc.	29,900	957,712
Philip Morris International, Inc.	31,131	2,706,218
		5,472,971
Trading Companies and Distributors — 0.4%
Applied Industrial Technologies, Inc.	2,743	128,619

	Shares/ Principal Amount	Value
Ashtead Group plc	198,192	$3,262,929
Bunzl plc	45,790	1,277,418
Daewoo International Corp.	23,850	736,198
H&E Equipment Services, Inc.	5,479	191,765
Kaman Corp.	1,064	41,858
United Rentals, Inc.(1)	8,110	918,944
		6,557,731
Transportation Infrastructure†
TAV Havalimanlari Holding AS	86,702	741,577
Water Utilities†
Artesian Resources Corp., Class A	2,174	46,698
Wireless Telecommunication Services — 0.7%
Axiata Group Bhd	336,000	701,304
Bharti Infratel Ltd.	143,141	692,350
China Mobile Ltd.	128,000	1,577,048
MTN Group Ltd.	36,340	715,890
PT Tower Bersama Infrastructure Tbk	1,068,500	825,189
RingCentral, Inc., Class A(1)	7,883	99,168
Rogers Communications, Inc., Class B	14,146	566,211
SBA Communications Corp., Class A(1)	64,428	7,838,955
		13,016,115
TOTAL COMMON STOCKS (Cost $905,711,192)		1,181,532,499
U.S. TREASURY SECURITIES — 9.3%
U.S. Treasury Bonds, 5.50%, 8/15/28	$150,000	203,754
U.S. Treasury Bonds, 5.375%, 2/15/31	1,600,000	2,207,125
U.S. Treasury Bonds, 4.375%, 11/15/39	5,400,000	6,923,389
U.S. Treasury Bonds, 3.125%, 11/15/41	500,000	525,429
U.S. Treasury Bonds, 2.75%, 11/15/42	2,050,000	1,990,583
U.S. Treasury Bonds, 2.875%, 5/15/43	1,650,000	1,640,847
U.S. Treasury Bonds, 3.125%, 8/15/44	1,000,000	1,044,766
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	991,152	1,274,947
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	2,445,615	3,168,409
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	2,054,169	1,975,694
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	1,211,324	1,124,544
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	3,828,249	3,856,364
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	4,832,465	5,097,874
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	12,156,684	12,319,085
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	3,706,992	3,747,246
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	3,725,460	3,963,539
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	3,326,010	3,639,902
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	1,625,344	1,636,138
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	2,421,628	2,590,006
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	8,705,040	9,218,498
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	5,702,994	5,884,777
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	2,103,360	2,083,313

	Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	$2,587,700	$2,566,271
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	6,806,118	6,690,734
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	7,466,659	7,502,827
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	6,681,917	6,816,598
U.S. Treasury Inflation Indexed Notes, 2.50%, 1/15/29	12,816,225	16,055,321
U.S. Treasury Inflation Indexed Notes, 1.375%, 2/15/44	2,655,458	2,970,794
U.S. Treasury Notes, 1.875%, 6/30/15	3,000,000	3,030,702
U.S. Treasury Notes, 1.375%, 11/30/15	500,000	506,016
U.S. Treasury Notes, 0.375%, 1/15/16	650,000	651,320
U.S. Treasury Notes, 1.50%, 6/30/16	3,250,000	3,311,698
U.S. Treasury Notes, 0.625%, 12/15/16	3,000,000	3,007,500
U.S. Treasury Notes, 2.375%, 7/31/17	1,800,000	1,876,500
U.S. Treasury Notes, 0.875%, 1/31/18	1,750,000	1,744,804
U.S. Treasury Notes, 2.625%, 4/30/18	300,000	315,820
U.S. Treasury Notes, 1.25%, 11/30/18	4,800,000	4,800,749
U.S. Treasury Notes, 1.625%, 8/31/19	6,700,000	6,755,483
U.S. Treasury Notes, 1.50%, 10/31/19	10,900,000	10,911,074
U.S. Treasury Notes, 2.125%, 9/30/21	750,000	762,539
U.S. Treasury Notes, 2.00%, 10/31/21	7,500,000	7,558,005
U.S. Treasury Notes, 1.75%, 5/15/23	5,170,000	5,043,578
TOTAL U.S. TREASURY SECURITIES (Cost $163,073,623)		168,994,562
CORPORATE BONDS — 8.4%
Aerospace and Defense — 0.1%
B/E Aerospace, Inc., 5.25%, 4/1/22	200,000	223,000
L-3 Communications Corp., 4.75%, 7/15/20	220,000	239,697
Lockheed Martin Corp., 4.25%, 11/15/19	220,000	241,744
Raytheon Co., 2.50%, 12/15/22	40,000	39,233
TransDigm, Inc., 6.00%, 7/15/22	140,000	142,100
United Technologies Corp., 3.10%, 6/1/22	70,000	71,971
United Technologies Corp., 6.05%, 6/1/36	140,000	183,294
United Technologies Corp., 4.50%, 6/1/42	160,000	174,117
		1,315,156
Auto Components†
Allison Transmission, Inc., 7.125%, 5/15/19(3)	150,000	158,250
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	25,000	26,563
Dana Holding Corp., 6.75%, 2/15/21	40,000	42,700
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	55,000	59,262
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	150,000	163,125
UCI International, Inc., 8.625%, 2/15/19	75,000	72,375
		522,275
Automobiles — 0.1%
American Honda Finance Corp., 1.50%, 9/11/17(3)	70,000	70,483
American Honda Finance Corp., 2.125%, 10/10/18	150,000	152,675
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	300,000	319,500
Daimler Finance North America LLC, 1.30%, 7/31/15(3)	230,000	231,119

		Shares/ Principal Amount	Value
Daimler Finance North America LLC, 2.625%, 9/15/16(3)		$160,000	$164,546
Ford Motor Co., 4.75%, 1/15/43		90,000	93,641
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		100,000	109,549
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		500,000	582,843
General Motors Co., 3.50%, 10/2/18		125,000	128,750
General Motors Financial Co., Inc., 3.25%, 5/15/18		125,000	127,344
			1,980,450
Banks — 1.0%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	185,012
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	40,000,000	409,191
Bank of America Corp., 3.75%, 7/12/16		$170,000	177,222
Bank of America Corp., 6.50%, 8/1/16		210,000	228,127
Bank of America Corp., 5.75%, 12/1/17		540,000	601,812
Bank of America Corp., 5.70%, 1/24/22		310,000	361,639
Bank of America Corp., 4.10%, 7/24/23		110,000	116,246
Bank of America Corp., MTN, 4.00%, 4/1/24		90,000	94,372
Bank of America Corp., MTN, 4.20%, 8/26/24		210,000	214,917
Bank of America Corp., MTN, 5.00%, 1/21/44		100,000	110,323
Bank of America N.A., 5.30%, 3/15/17		1,470,000	1,592,961
Bank of Nova Scotia, 2.55%, 1/12/17		210,000	216,858
Barclays Bank plc, 5.14%, 10/14/20		100,000	109,985
Barclays Bank plc, 7.625%, 11/21/22		100,000	110,563
Barclays Bank plc, 3.75%, 5/15/24		200,000	205,814
BB&T Corp., MTN, 3.20%, 3/15/16		260,000	267,650
BB&T Corp., MTN, 2.05%, 6/19/18		100,000	101,118
BPCE SA, 4.625%, 7/18/23	EUR	100,000	143,479
Capital One Financial Corp., 1.00%, 11/6/15		$110,000	110,248
Citigroup, Inc., 4.45%, 1/10/17		50,000	53,217
Citigroup, Inc., 5.50%, 2/15/17		210,000	227,935
Citigroup, Inc., 1.75%, 5/1/18		580,000	578,398
Citigroup, Inc., 4.50%, 1/14/22		580,000	635,820
Citigroup, Inc., 4.05%, 7/30/22		80,000	83,462
Citigroup, Inc., 3.75%, 6/16/24		210,000	216,498
Citigroup, Inc., 6.00%, 10/31/33		110,000	128,192
Citigroup, Inc., 6.68%, 9/13/43		70,000	89,124
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	100,000	175,399
Commerzbank AG, MTN, 7.75%, 3/16/21	EUR	100,000	153,421
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$280,000	299,490
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	140,000	214,582
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	170,000	236,702
European Investment Bank, 2.50%, 7/15/15	EUR	200,000	252,508
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	150,000	223,674
Fifth Third Bancorp, 4.30%, 1/16/24		$120,000	126,071
Fifth Third Bank, 2.875%, 10/1/21		230,000	231,099

		Shares/ Principal Amount	Value
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	80,000	$149,702
HSBC Holdings plc, 5.10%, 4/5/21		$170,000	193,430
HSBC Holdings plc, 4.00%, 3/30/22		120,000	128,751
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	280,000	405,966
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	100,000	153,485
JPMorgan Chase & Co., 6.00%, 1/15/18		$1,300,000	1,469,168
JPMorgan Chase & Co., 4.625%, 5/10/21		80,000	88,583
JPMorgan Chase & Co., 3.25%, 9/23/22		130,000	131,991
JPMorgan Chase & Co., 3.625%, 5/13/24		320,000	329,351
JPMorgan Chase & Co., 3.875%, 9/10/24		210,000	212,791
KeyCorp, MTN, 2.30%, 12/13/18		230,000	232,169
KFW, 2.00%, 6/1/16		420,000	430,136
KFW, 3.875%, 1/21/19	EUR	130,000	186,676
KFW, 2.00%, 10/4/22		$250,000	247,790
KFW, MTN, 4.625%, 1/4/23	EUR	175,000	287,409
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(3)		$265,000	285,537
Northern Trust Co. (The), MTN, 6.50%, 8/15/18		250,000	290,815
Regions Bank, 6.45%, 6/26/37		125,000	154,824
Regions Financial Corp., 5.75%, 6/15/15		75,000	76,757
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17		300,000	317,625
Royal Bank of Scotland Group plc, VRN, 7.65%, 9/30/31		125,000	146,875
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		310,000	323,314
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	100,000	132,000
SunTrust Banks, Inc., 3.60%, 4/15/16		$74,000	76,854
U.S. Bancorp, 3.44%, 2/1/16		180,000	185,149
U.S. Bancorp, MTN, 3.00%, 3/15/22		130,000	132,468
U.S. Bancorp, MTN, 2.95%, 7/15/22		60,000	59,724
U.S. Bancorp, MTN, 3.60%, 9/11/24		250,000	255,488
Wells Fargo & Co., 3.68%, 6/15/16		220,000	229,734
Wells Fargo & Co., 4.125%, 8/15/23		300,000	316,185
Wells Fargo & Co., MTN, 2.10%, 5/8/17		20,000	20,475
Wells Fargo & Co., MTN, 4.60%, 4/1/21		220,000	244,728
Wells Fargo & Co., MTN, 4.10%, 6/3/26		200,000	205,684
Wells Fargo & Co., MTN, 4.65%, 11/4/44		70,000	71,659
			17,456,422
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		530,000	647,602
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		360,000	350,993
Coca-Cola Co. (The), 1.80%, 9/1/16		260,000	265,483
Pernod-Ricard SA, 2.95%, 1/15/17(3)		230,000	237,257
			1,501,335
Biotechnology — 0.1%
Amgen, Inc., 2.125%, 5/15/17		330,000	335,735
Amgen, Inc., 4.10%, 6/15/21		120,000	128,592
Amgen, Inc., 5.375%, 5/15/43		190,000	215,801

	Shares/ Principal Amount	Value
Celgene Corp., 3.25%, 8/15/22	$130,000	$131,432
Celgene Corp., 3.625%, 5/15/24	160,000	162,981
Gilead Sciences, Inc., 4.40%, 12/1/21	100,000	110,500
		1,085,041
Building Products†
Masco Corp., 6.125%, 10/3/16	110,000	117,838
Masco Corp., 5.95%, 3/15/22	120,000	132,900
USG Corp., 8.375%, 10/15/18(3)	100,000	104,950
		355,688
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	140,000	148,663
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	540,000	611,183
Dresdner Funding Trust I, 8.15%, 6/30/31(3)	210,000	250,950
Jefferies Group, Inc., 5.125%, 4/13/18	180,000	196,046
		1,206,842
Chemicals — 0.1%
Ashland, Inc., 4.75%, 8/15/22	195,000	196,950
Dow Chemical Co. (The), 2.50%, 2/15/16	200,000	204,286
Dow Chemical Co. (The), 4.25%, 11/15/20	180,000	195,032
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43	50,000	49,303
Eastman Chemical Co., 2.70%, 1/15/20	180,000	182,327
Eastman Chemical Co., 3.60%, 8/15/22	200,000	205,160
Ecolab, Inc., 4.35%, 12/8/21	60,000	65,994
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	125,000	118,438
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 6.625%, 4/15/20	125,000	121,563
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	50,000	41,250
Huntsman International LLC, 8.625%, 3/15/21	50,000	54,500
Ineos Finance plc, 7.50%, 5/1/20(3)	125,000	131,719
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	220,577
Mosaic Co. (The), 4.25%, 11/15/23	150,000	157,427
Mosaic Co. (The), 5.625%, 11/15/43	120,000	137,151
WR Grace & Co-Conn, 5.125%, 10/1/21(3)	110,000	114,400
		2,196,077
Commercial Services and Supplies — 0.1%
ACCO Brands Corp., 6.75%, 4/30/20	30,000	32,175
ADT Corp. (The), 6.25%, 10/15/21	195,000	204,750
Ceridian LLC, 8.875%, 7/15/19(3)	180,000	200,700
Clean Harbors, Inc., 5.25%, 8/1/20	115,000	116,725
Covanta Holding Corp., 5.875%, 3/1/24	155,000	159,650
Envision Healthcare Corp., 5.125%, 7/1/22(3)	200,000	202,500
Iron Mountain, Inc., 8.375%, 8/15/21	124,000	129,115
Iron Mountain, Inc., 5.75%, 8/15/24	160,000	163,000
Modular Space Corp., 10.25%, 1/31/19(3)	150,000	151,125
Pitney Bowes, Inc., 4.625%, 3/15/24	160,000	163,883

	Shares/ Principal Amount	Value
Republic Services, Inc., 3.55%, 6/1/22	$350,000	$360,631
ServiceMaster Co. LLC (The), 8.00%, 2/15/20	127,000	135,255
		2,019,509
Communications Equipment — 0.1%
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20(3)	465,000	484,762
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	150,000	146,812
Apple, Inc., 1.00%, 5/3/18	170,000	167,792
Apple, Inc., 2.85%, 5/6/21	180,000	184,943
Apple, Inc., 3.45%, 5/6/24	380,000	397,033
Avaya, Inc., 7.00%, 4/1/19(3)	145,000	142,463
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	70,000	70,004
Cisco Systems, Inc., 5.90%, 2/15/39	150,000	186,526
CommScope, Inc., 5.50%, 6/15/24(3)	65,000	65,000
Crown Castle International Corp., 5.25%, 1/15/23	270,000	276,075
DreamWorks Animation SKG, Inc., 6.875%, 8/15/20(3)	105,000	109,988
Nokia Oyj, 5.375%, 5/15/19	50,000	54,125
SBA Communications Corp., 5.625%, 10/1/19	125,000	130,000
SBA Communications Corp., 4.875%, 7/15/22(3)	75,000	73,125
		2,488,648
Construction and Engineering†
Tutor Perini Corp., 7.625%, 11/1/18	75,000	78,000
Construction Materials — 0.1%
Associated Materials LLC, 9.125%, 11/1/17	100,000	86,000
Builders FirstSource, Inc., 7.625%, 6/1/21(3)	75,000	77,813
Building Materials Corp. of America, 6.75%, 5/1/21(3)	115,000	124,056
Covanta Holding Corp., 7.25%, 12/1/20	80,000	85,400
Interline Brands, Inc., PIK, 10.00%, 11/15/18	90,000	94,500
Louisiana-Pacific Corp., 7.50%, 6/1/20	50,000	54,000
Nortek, Inc., 8.50%, 4/15/21	225,000	243,000
Owens Corning, 4.20%, 12/15/22	140,000	141,881
Summit Materials LLC / Summit Materials Finance Corp., 10.50%, 1/31/20	100,000	111,750
USG Corp., 5.875%, 11/1/21(3)	25,000	25,876
Vulcan Materials Co., 7.00%, 6/15/18	100,000	112,000
		1,156,276
Consumer Finance — 0.3%
24 Hour Holdings III LLC, 8.00%, 6/1/22(3)	50,000	45,375
American Express Centurion Bank, MTN, 6.00%, 9/13/17	250,000	280,956
American Express Co., 1.55%, 5/22/18	120,000	119,275
American Express Credit Corp., 1.30%, 7/29/16	220,000	221,432
Caesars Entertainment Resort Properties LLC, 8.00%, 10/1/20(3)	60,000	59,100
Caesars Entertainment Resort Properties LLC, 11.00%, 10/1/21(3)	110,000	101,063
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	250,265
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	248,790
CIT Group, Inc., 4.25%, 8/15/17	280,000	287,000

	Shares/ Principal Amount	Value
CIT Group, Inc., 5.50%, 2/15/19(3)	$130,000	$138,206
CIT Group, Inc., 3.875%, 2/19/19	120,000	120,876
CIT Group, Inc., 5.00%, 8/15/22	320,000	331,200
CIT Group, Inc., 5.00%, 8/1/23	125,000	129,062
Discover Bank, 2.00%, 2/21/18	250,000	250,540
Equifax, Inc., 3.30%, 12/15/22	170,000	168,366
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	75,000	76,688
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	70,000	72,100
Harland Clarke Holdings Corp., 9.25%, 3/1/21(3)	35,000	35,131
Navient Corp., 5.00%, 10/26/20	100,000	99,750
Navient Corp., 5.50%, 1/25/23	470,000	457,075
PNC Bank N.A., 6.00%, 12/7/17	640,000	721,196
Springleaf Finance Corp., 7.75%, 10/1/21	25,000	28,250
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	180,000	197,100
TransUnion Holding Co., Inc., PIK, 9.625%, 6/15/18	95,000	97,553
		4,536,349
Containers and Packaging — 0.1%
AEP Industries, Inc., 8.25%, 4/15/19	175,000	177,625
Ardagh Packaging Finance plc, 9.125%, 10/15/20(3)	130,000	140,075
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21(3)	100,000	102,250
Ball Corp., 5.00%, 3/15/22	125,000	130,000
Ball Corp., 4.00%, 11/15/23	35,000	33,775
Berry Plastics Corp., 9.75%, 1/15/21	75,000	84,000
Berry Plastics Corp., 5.50%, 5/15/22	25,000	25,156
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer Inc., 6.00%, 6/15/17(3)	150,000	150,000
BWAY Holding Co., 9.125%, 8/15/21(3)	80,000	82,800
Consolidated Container Co., 10.125%, 7/15/20(3)	230,000	210,450
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	105,000	101,325
Packaging Dynamics Corp., 8.75%, 2/1/16(3)	80,000	81,200
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	100,000	106,125
Rock-Tenn Co., 3.50%, 3/1/20	170,000	174,215
Sealed Air Corp., 5.125%, 12/1/24(3)	100,000	100,500
		1,699,496
Diversified Consumer Services†
Catholic Health Initiatives, 1.60%, 11/1/17	55,000	55,115
Catholic Health Initiatives, 2.95%, 11/1/22	130,000	128,659
Johns Hopkins University, 4.08%, 7/1/53	50,000	50,962
Laureate Education, Inc., 9.75%, 9/1/19(3)	125,000	130,312
Service Corp. International/US, 5.375%, 1/15/22	75,000	77,813
		442,861
Diversified Financial Services — 0.5%
Ally Financial, Inc., 5.50%, 2/15/17	125,000	131,719
Ally Financial, Inc., 6.25%, 12/1/17	150,000	162,562

		Shares/ Principal Amount	Value
Ally Financial, Inc., 4.75%, 9/10/18		$150,000	$155,625
Ally Financial, Inc., 3.50%, 1/27/19		195,000	193,050
Ally Financial, Inc., 8.00%, 3/15/20		145,000	172,187
Ally Financial, Inc., 8.00%, 11/1/31		75,000	94,500
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	99,129
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16		$125,000	133,516
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20(3)		125,000	131,375
DFC Finance Corp., 10.50%, 6/15/20(3)		30,000	27,675
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	150,000	231,148
General Electric Capital Corp., MTN, 5.625%, 9/15/17		$710,000	794,001
General Electric Capital Corp., MTN, 6.00%, 8/7/19		920,000	1,082,605
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		450,000	458,610
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		580,000	597,450
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		580,000	673,018
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		200,000	207,871
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		260,000	323,361
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		90,000	94,883
Hockey Merger Sub 2, Inc., 7.875%, 10/1/21(3)		75,000	78,188
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		90,000	94,158
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	82,000
Morgan Stanley, 3.70%, 10/23/24		50,000	50,964
Morgan Stanley, 5.00%, 11/24/25		520,000	560,176
Morgan Stanley, MTN, 6.625%, 4/1/18		560,000	644,983
Morgan Stanley, MTN, 5.625%, 9/23/19		770,000	879,171
Serta Simmons Holdings LLC, 8.125%, 10/1/20(3)		240,000	256,800
Societe Generale SA, VRN, 5.92%, 4/5/17(3)		105,000	109,935
UBS AG, 7.625%, 8/17/22		175,000	208,529
UBS AG (Stamford Branch), 5.875%, 12/20/17		297,000	334,557
UPCB Finance III Ltd., 6.625%, 7/1/20(3)		160,000	168,000
			9,231,746
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 3.875%, 8/15/21		100,000	105,487
AT&T, Inc., 2.625%, 12/1/22		170,000	163,353
AT&T, Inc., 6.55%, 2/15/39		290,000	360,956
AT&T, Inc., 4.30%, 12/15/42		210,000	200,293
British Telecommunications plc, 5.95%, 1/15/18		420,000	472,791
CenturyLink, Inc., 5.625%, 4/1/20		420,000	444,675
CenturyLink, Inc., 7.65%, 3/15/42		100,000	101,000
Cincinnati Bell, Inc., 8.75%, 3/15/18		48,000	49,752
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)		250,000	255,515
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		240,000	281,022
Frontier Communications Corp., 7.125%, 3/15/19		220,000	242,000
Frontier Communications Corp., 8.50%, 4/15/20		50,000	57,500
Frontier Communications Corp., 7.125%, 1/15/23		125,000	131,250

	Shares/ Principal Amount	Value
Frontier Communications Corp., 6.875%, 1/15/25	$140,000	$141,050
Hughes Satellite Systems Corp., 6.50%, 6/15/19	105,000	114,188
Inmarsat Finance plc, 4.875%, 5/15/22(3)	50,000	50,000
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	325,000	341,250
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	175,000	186,156
Intelsat Jackson Holdings SA, 6.625%, 12/15/22	45,000	47,138
Intelsat Luxembourg SA, 7.75%, 6/1/21	145,000	150,800
Intelsat Luxembourg SA, 8.125%, 6/1/23	45,000	47,250
Level 3 Financing, Inc., 7.00%, 6/1/20	125,000	134,219
Level 3 Financing, Inc., 8.625%, 7/15/20	350,000	382,375
Orange SA, 4.125%, 9/14/21	180,000	194,434
Softbank Corp., 4.50%, 4/15/20(3)	120,000	120,150
Sprint Capital Corp., 6.90%, 5/1/19	250,000	259,375
Sprint Capital Corp., 8.75%, 3/15/32	105,000	110,906
Telecom Italia Capital SA, 7.00%, 6/4/18	205,000	230,112
Telecom Italia Capital SA, 6.375%, 11/15/33	347,000	355,675
Telecom Italia Capital SA, 7.72%, 6/4/38	125,000	141,875
Verizon Communications, Inc., 3.65%, 9/14/18	550,000	584,628
Verizon Communications, Inc., 4.50%, 9/15/20	140,000	153,522
Verizon Communications, Inc., 5.15%, 9/15/23	380,000	428,151
Verizon Communications, Inc., 5.05%, 3/15/34	750,000	808,319
Verizon Communications, Inc., 4.40%, 11/1/34	60,000	59,940
Verizon Communications, Inc., 4.75%, 11/1/41	100,000	103,126
Verizon Communications, Inc., 6.55%, 9/15/43	146,000	189,382
Verizon Communications, Inc., 4.86%, 8/21/46(3)	90,000	94,353
Verizon Communications, Inc., 5.01%, 8/21/54(3)	144,000	151,105
Windstream Corp., 7.875%, 11/1/17	20,000	22,138
Windstream Corp., 7.75%, 10/15/20	120,000	126,540
Windstream Corp., 6.375%, 8/1/23	100,000	96,875
		8,690,626
Electric Utilities†
AES Corp. (The), 4.875%, 5/15/23	285,000	286,425
Atlantic Power Corp., 9.00%, 11/15/18	340,000	345,100
		631,525
Electronic Equipment, Instruments and Components†
Jabil Circuit, Inc., 5.625%, 12/15/20	100,000	107,500
Sanmina Corp., 4.375%, 6/1/19(3)	213,000	211,403
Viasystems, Inc., 7.875%, 5/1/19(3)	50,000	53,000
		371,903
Energy Equipment and Services — 0.1%
Basic Energy Services, Inc., 7.75%, 2/15/19	215,000	180,600
Ensco plc, 3.25%, 3/15/16	170,000	174,802
Ensco plc, 4.70%, 3/15/21	300,000	315,673
FTS International, Inc., 6.25%, 5/1/22(3)	120,000	99,600
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	150,000	124,500
Offshore Group Investment Ltd., 7.125%, 4/1/23	100,000	71,000

		Shares/ Principal Amount	Value
Pacific Drilling SA, 5.375%, 6/1/20(3)		$50,000	$40,000
Paragon Offshore plc, 7.25%, 8/15/24(3)		90,000	52,875
Petroleum Geo-Services ASA, 7.375%, 12/15/18(3)		100,000	86,000
Precision Drilling Corp. Co., 5.25%, 11/15/24(3)		105,000	90,300
Schlumberger Investment SA, 3.65%, 12/1/23		170,000	179,028
SESI LLC, 6.375%, 5/1/19		50,000	52,375
Transocean, Inc., 2.50%, 10/15/17		110,000	106,603
Transocean, Inc., 6.375%, 12/15/21		60,000	59,922
Weatherford International Ltd., 4.50%, 4/15/22		150,000	148,761
			1,782,039
Food and Staples Retailing — 0.1%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22(3)		50,000	50,500
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(3)		40,000	37,000
Delhaize Group SA, 4.125%, 4/10/19		165,000	175,043
Delhaize Group SA, 5.70%, 10/1/40		90,000	95,686
Kroger Co. (The), 6.40%, 8/15/17		320,000	360,459
Kroger Co. (The), 3.30%, 1/15/21		190,000	195,065
Rite Aid Corp., 9.25%, 3/15/20		170,000	187,850
Rite Aid Corp., 6.75%, 6/15/21		125,000	131,562
SUPERVALU, Inc., 6.75%, 6/1/21		80,000	78,400
Tesco Corporate Treasury Services plc, MTN, 2.50%, 7/1/24	EUR	100,000	122,543
Wal-Mart Stores, Inc., 2.55%, 4/11/23		$280,000	276,298
Wal-Mart Stores, Inc., 5.625%, 4/1/40		340,000	429,042
			2,139,448
Food Products — 0.1%
Aramark Services, Inc., 5.75%, 3/15/20		70,000	72,625
Big Heart Pet Brands, 7.625%, 2/15/19		145,000	142,372
HJ Heinz Co., 4.25%, 10/15/20		170,000	172,567
JBS Investments GmbH, 7.25%, 4/3/24(3)		70,000	73,675
JBS USA LLC/JBS USA Finance, Inc., 8.25%, 2/1/20(3)		90,000	96,300
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21(3)		70,000	74,725
Kellogg Co., 4.45%, 5/30/16		500,000	526,257
Kraft Foods Group, Inc., 5.00%, 6/4/42		90,000	97,961
Mondelez International, Inc., 4.00%, 2/1/24		220,000	231,322
Mondelez International, Inc., 6.50%, 2/9/40		77,000	101,111
NBTY, Inc., 9.00%, 10/1/18		75,000	76,688
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21		75,000	74,438
Post Holdings, Inc., 7.375%, 2/15/22		160,000	162,000
Smithfield Foods, Inc., 6.625%, 8/15/22		80,000	87,000
Tyson Foods, Inc., 4.50%, 6/15/22		160,000	173,988
			2,163,029
Gas Utilities — 0.4%
Access Midstream Partners LP / ACMP Finance Corp., 5.875%, 4/15/21		75,000	78,562

	Shares/ Principal Amount	Value
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp., 6.625%, 10/1/20	$75,000	$78,750
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp., 5.875%, 8/1/23	80,000	82,800
Chesapeake Midstream Partners LP / CHKM Finance Corp., 6.125%, 7/15/22	100,000	106,500
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 12/15/20	70,000	70,000
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	150,000	172,990
Enable Midstream Partners LP, 3.90%, 5/15/24(3)	160,000	160,025
Enbridge Energy Partners LP, 6.50%, 4/15/18	240,000	274,522
Enbridge, Inc., 4.50%, 6/10/44	120,000	117,222
Energy Transfer Equity LP, 5.875%, 1/15/24	70,000	74,550
Energy Transfer Partners LP, 4.15%, 10/1/20	200,000	209,712
Energy Transfer Partners LP, 5.20%, 2/1/22	80,000	87,627
Energy Transfer Partners LP, 3.60%, 2/1/23	170,000	166,600
Energy Transfer Partners LP, 6.50%, 2/1/42	100,000	114,743
Enterprise Products Operating LLC, 6.30%, 9/15/17	340,000	384,733
Enterprise Products Operating LLC, 4.85%, 3/15/44	360,000	378,711
Genesis Energy LP, 5.625%, 6/15/24	130,000	126,750
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	40,000	40,341
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	300,000	336,330
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(3)	360,000	401,400
Kinder Morgan, Inc., 7.25%, 6/1/18	70,000	81,329
Magellan Midstream Partners LP, 6.55%, 7/15/19	200,000	236,012
Magellan Midstream Partners LP, 5.15%, 10/15/43	80,000	88,215
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.50%, 7/15/23	50,000	49,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	60,000	59,400
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	163,000	171,965
NGPL PipeCo LLC, 7.12%, 12/15/17(3)	150,000	156,000
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	270,000	276,968
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	125,000	125,625
Regency Energy Partners LP / Regency Energy Finance Corp., 4.50%, 11/1/23	120,000	113,400
Rockies Express Pipeline LLC, 5.625%, 4/15/20(3)	355,000	369,200
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	100,000	102,750
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	125,000	132,969
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	190,000	194,750
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	260,000	256,408
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	56,000	59,640
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	204,000	195,840
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(3)	50,000	51,000

	Shares/ Principal Amount	Value
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22(3)	$100,000	$102,500
TransCanada PipeLines Ltd., 2.50%, 8/1/22	180,000	173,844
Williams Cos., Inc. (The), 3.70%, 1/15/23	130,000	122,754
Williams Cos., Inc. (The), 5.75%, 6/24/44	80,000	76,979
Williams Partners LP, 4.125%, 11/15/20	220,000	231,247
		6,890,663
Health Care Equipment and Supplies — 0.1%
Alere, Inc., 8.625%, 10/1/18	60,000	62,400
Alere, Inc., 6.50%, 6/15/20	100,000	103,250
Baxter International, Inc., 3.20%, 6/15/23	90,000	90,998
Biomet, Inc., 6.50%, 8/1/20	155,000	166,334
Crimson Merger Sub, Inc., 6.625%, 5/15/22(3)	40,000	37,350
DJO Finance LLC / DJO Finance Corp., 9.75%, 10/15/17	50,000	50,375
Hospira, Inc., 5.60%, 9/15/40	70,000	76,335
Kindred Healthcare, Inc., 6.375%, 4/15/22(3)	40,000	38,800
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	200,000	222,000
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/19	50,000	55,500
Mallinckrodt International Finance SA, 4.75%, 4/15/23	160,000	152,400
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/1/22(3)	70,000	71,662
Medtronic, Inc., 2.75%, 4/1/23	50,000	48,444
		1,175,848
Health Care Providers and Services — 0.3%
21st Century Oncology, Inc., 8.875%, 1/15/17	20,000	20,150
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	100,000	100,750
Aetna, Inc., 2.75%, 11/15/22	160,000	155,883
Amsurg Corp., 5.625%, 7/15/22(3)	195,000	200,850
Capella Healthcare, Inc., 9.25%, 7/1/17	100,000	104,490
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	125,000	128,906
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	155,000	166,238
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	60,000	63,525
CHS/Community Health Systems, Inc., 6.875%, 2/1/22	270,000	287,212
DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	70,000	73,544
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	120,000	127,200
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	160,000	164,400
Express Scripts Holding Co., 2.65%, 2/15/17	300,000	309,078
Express Scripts Holding Co., 7.25%, 6/15/19	220,000	266,783
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(3)	145,000	157,688
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(3)	100,000	100,750
HCA Holdings, Inc., 7.75%, 5/15/21	150,000	161,250
HCA, Inc., 4.25%, 10/15/19	125,000	125,781
HCA, Inc., 6.50%, 2/15/20	150,000	166,312
HCA, Inc., 7.50%, 2/15/22	220,000	252,450
HCA, Inc., 5.875%, 3/15/22	75,000	81,750
HCA, Inc., 4.75%, 5/1/23	195,000	196,706

	Shares/ Principal Amount	Value
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	$230,000	$242,075
LifePoint Hospitals, Inc., 5.50%, 12/1/21	175,000	182,437
NYU Hospitals Center, 4.43%, 7/1/42	110,000	109,704
Tenet Healthcare Corp., 5.00%, 3/1/19(3)	120,000	118,500
Tenet Healthcare Corp., 8.00%, 8/1/20	170,000	181,050
Tenet Healthcare Corp., 6.00%, 10/1/20	205,000	218,581
Tenet Healthcare Corp., 4.50%, 4/1/21	40,000	39,450
Tenet Healthcare Corp., 8.125%, 4/1/22	195,000	218,400
UnitedHealth Group, Inc., 2.875%, 3/15/23	130,000	129,590
UnitedHealth Group, Inc., 4.25%, 3/15/43	140,000	140,680
Universal Health Services, Inc., 4.75%, 8/1/22(3)	100,000	101,125
		5,093,288
Hotels, Restaurants and Leisure — 0.2%
1011778 B.C. ULC / New Red Finance, Inc., 6.00%, 4/1/22(3)	160,000	164,800
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18	75,000	73,125
Boyd Gaming Corp., 9.125%, 12/1/18	70,000	73,500
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18(8)	110,000	13,970
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20(8)	380,000	299,250
CEC Entertainment, Inc., 8.00%, 2/15/22(3)	25,000	24,375
Golden Nugget Escrow, Inc., 8.50%, 12/1/21(3)	125,000	124,219
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21(3)	260,000	273,488
MCE Finance Ltd., 5.00%, 2/15/21(3)	185,000	179,450
MGM Resorts International, 8.625%, 2/1/19	80,000	91,800
MGM Resorts International, 5.25%, 3/31/20	150,000	151,875
MGM Resorts International, 6.00%, 3/15/23	100,000	102,000
Pinnacle Entertainment, 7.50%, 4/15/21	180,000	191,250
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	85,000	89,250
Scientific Games International, Inc., 6.25%, 9/1/20	45,000	33,075
Scientific Games International, Inc., 7.00%, 1/1/22	50,000	50,000
Scientific Games International, Inc., 10.00%, 12/1/22	115,000	103,374
Station Casinos LLC, 7.50%, 3/1/21	460,000	487,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	105,000	112,350
Wynn Macau Ltd., 5.25%, 10/15/21(3)	200,000	196,500
		2,835,251
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23	21,000	20,948
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(3)	125,000	131,875
Century Communities, Inc., 6.875%, 5/15/22(3)	30,000	30,450
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(3)	460,000	451,087
KB Home, 4.75%, 5/15/19	110,000	109,725
KB Home, 8.00%, 3/15/20	50,000	55,938
Lennar Corp., 6.95%, 6/1/18	50,000	55,375
Meritage Homes Corp., 7.00%, 4/1/22	125,000	136,562

		Shares/ Principal Amount	Value
Standard Pacific Corp., 8.375%, 5/15/18		$355,000	$406,031
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(3)		195,000	193,050
Taylor Morrison, Inc., 7.75%, 4/15/20(3)		55,000	59,125
Toll Brothers Finance Corp., 4.00%, 12/31/18		100,000	101,000
Toll Brothers Finance Corp., 6.75%, 11/1/19		170,000	192,100
TRI Pointe Holdings, Inc., 5.875%, 6/15/24(3)		200,000	204,750
WCI Communities, Inc., 6.875%, 8/15/21		160,000	162,400
William Lyon Homes, Inc., 8.50%, 11/15/20		125,000	136,875
			2,447,291
Household Products — 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 4/15/19		40,000	41,525
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.00%, 4/15/19		175,000	183,312
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.875%, 8/15/19		105,000	112,088
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19		125,000	135,313
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20		160,000	165,400
Spectrum Brands, Inc., 6.75%, 3/15/20		125,000	132,344
Spectrum Brands, Inc., 6.375%, 11/15/20		255,000	270,937
Spectrum Brands, Inc., 6.625%, 11/15/22		130,000	139,100
			1,180,019
Industrial Conglomerates — 0.1%
Algeco Scotsman Global Finance plc, 10.75%, 10/15/19(3)		90,000	84,600
Bombardier, Inc., 7.50%, 3/15/18(3)		85,000	94,414
Bombardier, Inc., 5.75%, 3/15/22(3)		180,000	184,500
General Electric Co., 5.25%, 12/6/17		550,000	611,009
General Electric Co., 4.125%, 10/9/42		150,000	154,794
HD Supply, Inc., 8.125%, 4/15/19		50,000	54,450
HD Supply, Inc., 7.50%, 7/15/20		285,000	302,100
HD Supply, Inc., 5.25%, 12/15/21(2)(3)		100,000	102,375
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		150,000	149,403
Jack Cooper Holdings Corp., 9.25%, 6/1/20(3)		75,000	79,781
Schaeffler Finance BV, 7.75%, 2/15/17(3)		125,000	138,437
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375%, 5/1/22(3)		100,000	98,250
			2,054,113
Insurance — 0.4%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.50%, 5/15/21(3)		150,000	152,062
Aircastle Ltd., 6.75%, 4/15/17		130,000	140,075
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	150,000	223,071
Allstate Corp. (The), 4.50%, 6/15/43		$90,000	96,578
Allstate Corp. (The), VRN, 5.75%, 8/15/23		100,000	105,688
American International Group, Inc., 4.875%, 6/1/22		540,000	606,819

	Shares/ Principal Amount	Value
American International Group, Inc., 4.50%, 7/16/44	$110,000	$112,454
American International Group, Inc., MTN, 5.85%, 1/16/18	310,000	349,877
American International Group, Inc., VRN, 8.18%, 5/15/38	195,000	268,125
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	180,000	199,345
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	110,000	111,597
Berkshire Hathaway, Inc., 4.50%, 2/11/43	170,000	182,636
Genworth Financial, Inc., VRN, 6.15%, 11/15/16	140,000	94,150
Genworth Holdings, Inc., 7.20%, 2/15/21	110,000	111,777
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	150,000	169,359
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	60,000	73,942
International Lease Finance Corp., 5.75%, 5/15/16	220,000	229,806
International Lease Finance Corp., 8.75%, 3/15/17	215,000	242,842
International Lease Finance Corp., 6.25%, 5/15/19	135,000	147,825
Liberty Mutual Group, Inc., 4.95%, 5/1/22(3)	50,000	54,703
Liberty Mutual Group, Inc., 4.85%, 8/1/44(3)	190,000	188,074
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(3)	175,000	181,125
Lincoln National Corp., 6.25%, 2/15/20	300,000	352,922
Markel Corp., 4.90%, 7/1/22	200,000	219,498
Markel Corp., 3.625%, 3/30/23	80,000	80,727
MetLife, Inc., 4.125%, 8/13/42	90,000	88,682
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	250,000	250,035
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.375%, 2/15/18(3)	125,000	131,562
Principal Financial Group, Inc., 3.30%, 9/15/22	80,000	81,117
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	160,000	182,318
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	100,000	116,863
Prudential Financial, Inc., MTN, 4.60%, 5/15/44	165,000	170,281
Swiss Re Capital I LP, VRN, 6.85%, 5/25/16(3)	200,000	212,250
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(3)	110,000	112,126
Travelers Cos., Inc. (The), 4.60%, 8/1/43	110,000	121,136
USI Inc./NY, 7.75%, 1/15/21(3)	50,000	50,875
Voya Financial, Inc., 5.50%, 7/15/22	200,000	226,565
Voya Financial, Inc., 5.70%, 7/15/43	150,000	176,773
Voya Financial, Inc., VRN, 5.65%, 5/15/23	125,000	125,313
WR Berkley Corp., 4.625%, 3/15/22	130,000	140,223
WR Berkley Corp., 4.75%, 8/1/44	80,000	81,145
		6,962,341
Internet Software and Services†
Alibaba Group Holding Ltd., 3.125%, 11/28/21(3)	200,000	200,259
Equinix, Inc., 4.875%, 4/1/20	50,000	50,375
Equinix, Inc., 7.00%, 7/15/21	75,000	84,938
IAC/InterActiveCorp, 4.75%, 12/15/22	75,000	73,500
Netflix, Inc., 5.375%, 2/1/21	40,000	42,000
Netflix, Inc., 5.75%, 3/1/24(3)	175,000	182,437
VeriSign, Inc., 4.625%, 5/1/23	40,000	39,500
		673,009

	Shares/ Principal Amount	Value
IT Services — 0.1%
Audatex North America, Inc., 6.00%, 6/15/21(3)	$100,000	$104,250
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24(2)	75,000	75,000
Fidelity National Information Services, Inc., 5.00%, 3/15/22	50,000	52,929
Fidelity National Information Services, Inc., 3.50%, 4/15/23	120,000	119,972
First Data Corp., 7.375%, 6/15/19(3)	255,000	269,025
First Data Corp., 8.875%, 8/15/20(3)	110,000	118,525
First Data Corp., 8.25%, 1/15/21(3)	545,000	585,875
First Data Corp., 12.625%, 1/15/21	60,000	71,550
First Data Corp., 11.75%, 8/15/21	214,000	248,775
SunGard Data Systems, Inc., 7.375%, 11/15/18	67,000	69,764
Xerox Corp., 2.95%, 3/15/17	90,000	93,132
		1,808,797
Life Sciences Tools and Services†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	210,000	217,405
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	180,000	190,576
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	140,000	159,452
		567,433
Machinery — 0.1%
Case New Holand, Inc., 7.875%, 12/1/17	175,000	196,875
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	200,000	201,173
Deere & Co., 5.375%, 10/16/29	410,000	502,458
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	130,000	141,863
Navistar International Corp., 8.25%, 11/1/21	100,000	103,375
Terex Corp., 6.50%, 4/1/20	50,000	52,750
Terex Corp., 6.00%, 5/15/21	50,000	51,000
		1,249,494
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	330,000	328,350
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., 8.125%, 2/15/19	50,000	47,750
		376,100
Media — 0.6%
21st Century Fox America, Inc., 6.90%, 8/15/39	260,000	353,897
21st Century Fox America, Inc., 4.75%, 9/15/44(3)	110,000	117,718
Altice SA, 7.75%, 5/15/22(3)	110,000	113,988
AMC Entertainment, Inc., 9.75%, 12/1/20	100,000	111,250
Cablevision Systems Corp., 5.875%, 9/15/22	155,000	158,294
CBS Corp., 4.85%, 7/1/42	70,000	70,315
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	145,000	155,694
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	280,000	279,650
CCOH Safari LLC, 5.50%, 12/1/22	250,000	253,437
CCOH Safari LLC, 5.75%, 12/1/24	270,000	272,362

	Shares/ Principal Amount	Value
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(3)	$60,000	$58,200
Cinemark USA, Inc., 5.125%, 12/15/22	60,000	59,100
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	40,000	41,600
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	275,000	287,650
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	110,000	115,225
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	60,000	62,538
Comcast Corp., 5.90%, 3/15/16	720,000	767,953
Comcast Corp., 6.40%, 5/15/38	230,000	302,338
Comcast Corp., 4.75%, 3/1/44	150,000	166,109
CSC Holdings LLC, 7.625%, 7/15/18	150,000	170,625
CSC Holdings LLC, 6.75%, 11/15/21	125,000	139,062
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	100,000	101,375
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	160,000	177,440
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24	120,000	126,770
Discovery Communications LLC, 5.625%, 8/15/19	130,000	147,873
Discovery Communications LLC, 3.25%, 4/1/23	100,000	97,795
DISH DBS Corp., 4.625%, 7/15/17	130,000	134,875
DISH DBS Corp., 6.75%, 6/1/21	270,000	293,962
DISH DBS Corp., 5.00%, 3/15/23	100,000	97,313
DISH DBS Corp., 5.875%, 11/15/24(3)	100,000	101,000
Embarq Corp., 8.00%, 6/1/36	120,000	133,800
Gannett Co., Inc., 5.50%, 9/15/24(3)	140,000	142,275
Gray Television, Inc., 7.50%, 10/1/20	75,000	78,000
iHeartCommunications, Inc., 9.00%, 3/1/21	130,000	127,238
iHeartCommunications, Inc., PIK, 14.00%, 2/1/21	122,474	100,888
Lamar Media Corp., 5.875%, 2/1/22	120,000	126,000
Lamar Media Corp., 5.00%, 5/1/23	150,000	150,000
Level 3 Escrow II, Inc., 5.375%, 8/15/22(3)	40,000	40,500
McClatchy Co. (The), 9.00%, 12/15/22	50,000	55,688
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	100,000	107,250
Nara Cable Funding Ltd., 8.875%, 12/1/18(3)	100,000	104,438
NBCUniversal Media LLC, 5.15%, 4/30/20	150,000	172,319
NBCUniversal Media LLC, 4.375%, 4/1/21	260,000	287,995
NBCUniversal Media LLC, 2.875%, 1/15/23	350,000	350,115
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	114,000	115,283
Numericable-SFR, 6.00%, 5/15/22(3)	390,000	396,638
Omnicom Group, Inc., 3.625%, 5/1/22	30,000	30,944
Regal Entertainment Group, 5.75%, 3/15/22	100,000	95,750
RR Donnelley & Sons Co., 7.25%, 5/15/18	29,000	32,190
Sable International Finance Ltd., 8.75%, 2/1/20(3)	125,000	136,250
Scripps Networks Interactive, Inc., 2.75%, 11/15/19	100,000	101,208
Sinclair Television Group, Inc., 5.375%, 4/1/21	100,000	100,750
Sinclair Television Group, Inc., 5.625%, 8/1/24(3)	80,000	78,400
Sirius XM Holdings, Inc., 4.25%, 5/15/20(3)	75,000	74,625

	Shares/ Principal Amount	Value
Sirius XM Holdings, Inc., 5.875%, 10/1/20(3)	$125,000	$132,500
Sirius XM Holdings, Inc., 5.75%, 8/1/21(3)	125,000	131,250
Time Warner Cable, Inc., 6.75%, 7/1/18	240,000	278,987
Time Warner Cable, Inc., 5.50%, 9/1/41	80,000	91,077
Time Warner Cable, Inc., 4.50%, 9/15/42	160,000	161,775
Time Warner, Inc., 7.70%, 5/1/32	390,000	546,574
Time Warner, Inc., 5.35%, 12/15/43	120,000	132,391
Univision Communications, Inc., 6.875%, 5/15/19(3)	295,000	310,487
Univision Communications, Inc., 8.50%, 5/15/21(3)	120,000	129,600
Viacom, Inc., 4.50%, 3/1/21	40,000	43,161
Viacom, Inc., 3.125%, 6/15/22	100,000	97,874
Videotron Ltee, 5.00%, 7/15/22	125,000	129,062
Visant Corp., 10.00%, 10/1/17	150,000	135,000
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	160,000	156,814
Wind Acquisition Finance SA, 4.75%, 7/15/20(3)	130,000	125,450
Wind Acquisition Finance SA, 7.375%, 4/23/21(3)	100,000	96,500
WMG Acquisition Corp., 5.625%, 4/15/22(3)	150,000	151,875
		11,324,329
Metals and Mining — 0.2%
AK Steel Corp., 7.625%, 5/15/20	50,000	47,750
Alcoa, Inc., 5.40%, 4/15/21	100,000	108,745
Alcoa, Inc., 5.125%, 10/1/24	70,000	74,026
Alcoa, Inc., 5.95%, 2/1/37	60,000	63,510
Aleris International, Inc., 7.625%, 2/15/18	47,000	48,469
AngloGold Ashanti Holdings plc, 8.50%, 7/30/20	150,000	161,813
ArcelorMittal, 5.00%, 2/25/17	240,000	250,800
ArcelorMittal, 6.125%, 6/1/18	210,000	223,125
ArcelorMittal, 6.00%, 3/1/21	100,000	105,500
ArcelorMittal, 7.25%, 3/1/41	305,000	308,050
Barrick Gold Corp., 4.10%, 5/1/23	60,000	58,877
Barrick North America Finance LLC, 4.40%, 5/30/21	240,000	247,897
Barrick North America Finance LLC, 5.75%, 5/1/43	70,000	70,933
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	200,000	207,486
First Quantum Minerals Ltd., 6.75%, 2/15/20(3)	45,000	43,425
First Quantum Minerals Ltd., 7.00%, 2/15/21(3)	50,000	48,750
First Quantum Minerals Ltd., 7.25%, 5/15/22(3)	160,000	154,800
FMG Resources August 2006 Pty Ltd., 6.875%, 2/1/18(3)	44,444	41,889
FMG Resources August 2006 Pty Ltd., 8.25%, 11/1/19(3)	195,000	181,106
Freeport-McMoRan, Inc., 3.875%, 3/15/23	60,000	59,211
Glencore Finance Canada Ltd., 4.95%, 11/15/21(3)	130,000	140,634
Newmont Mining Corp., 6.25%, 10/1/39	80,000	79,148
Southern Copper Corp., 5.25%, 11/8/42	60,000	55,665
Steel Dynamics, Inc., 7.625%, 3/15/20	50,000	52,625
Steel Dynamics, Inc., 5.25%, 4/15/23	100,000	104,250
Teck Resources Ltd., 3.15%, 1/15/17	160,000	164,613
United States Steel Corp., 7.375%, 4/1/20	40,000	44,050

	Shares/ Principal Amount	Value
Vale Overseas Ltd., 5.625%, 9/15/19	$300,000	$333,702
Vale Overseas Ltd., 4.625%, 9/15/20	120,000	124,760
Vale SA, 5.625%, 9/11/42	40,000	38,742
		3,644,351
Multi-Utilities — 0.3%
Calpine Corp., 5.375%, 1/15/23	180,000	182,700
Calpine Corp., 5.75%, 1/15/25	155,000	157,906
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	30,000	28,257
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	100,000	97,921
Constellation Energy Group, Inc., 5.15%, 12/1/20	200,000	223,024
Consumers Energy Co., 2.85%, 5/15/22	50,000	50,174
Consumers Energy Co., 3.375%, 8/15/23	180,000	186,559
Dominion Resources, Inc., 6.40%, 6/15/18	360,000	414,238
Dominion Resources, Inc., 2.75%, 9/15/22	140,000	137,953
Dominion Resources, Inc., 3.625%, 12/1/24	140,000	142,675
Dominion Resources, Inc., 4.90%, 8/1/41	70,000	76,943
Duke Energy Corp., 3.55%, 9/15/21	120,000	126,102
Duke Energy Florida, Inc., 6.35%, 9/15/37	270,000	367,497
Duke Energy Florida, Inc., 3.85%, 11/15/42	130,000	128,356
Duke Energy Progress, Inc., 4.15%, 12/1/44	120,000	125,278
Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.375%, 11/1/22(3)	415,000	437,306
Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.625%, 11/1/24(3)	115,000	121,756
Edison International, 3.75%, 9/15/17	200,000	212,637
Exelon Generation Co. LLC, 4.25%, 6/15/22	120,000	126,094
Exelon Generation Co. LLC, 5.60%, 6/15/42	80,000	87,708
GenOn Energy, Inc., 9.50%, 10/15/18	165,000	172,425
GenOn Energy, Inc., 9.875%, 10/15/20	80,000	83,200
Georgia Power Co., 4.30%, 3/15/42	60,000	62,462
IPALCO Enterprises, Inc., 5.00%, 5/1/18	197,000	209,312
Nisource Finance Corp., 4.45%, 12/1/21	100,000	109,204
Nisource Finance Corp., 5.65%, 2/1/45	110,000	131,722
NRG Energy, Inc., 7.625%, 1/15/18	310,000	344,100
NRG Energy, Inc., 6.25%, 7/15/22	50,000	51,625
NRG Energy, Inc., 6.25%, 5/1/24(3)	120,000	123,300
PacifiCorp, 6.00%, 1/15/39	110,000	141,918
Potomac Electric Power Co., 3.60%, 3/15/24	120,000	126,227
Progress Energy, Inc., 3.15%, 4/1/22	110,000	111,562
Public Service Company of Colorado, 4.75%, 8/15/41	70,000	79,500
RJS Power Holdings LLC, 5.125%, 7/15/19(3)	80,000	79,800
Sempra Energy, 6.50%, 6/1/16	170,000	184,052
Sempra Energy, 2.875%, 10/1/22	220,000	214,366
Southern Power Co., 5.15%, 9/15/41	60,000	68,323
Teco Finance, Inc., 6.75%, 5/1/15	40,000	40,993
Virginia Electric and Power Co., 4.45%, 2/15/44	70,000	75,333

	Shares/ Principal Amount	Value
Xcel Energy, Inc., 4.80%, 9/15/41	$50,000	$55,009
		5,895,517
Multiline Retail — 0.1%
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	60,000	49,500
J.C. Penney Corp., Inc., 5.75%, 2/15/18	25,000	23,125
Macy's Retail Holdings, Inc., 3.625%, 6/1/24	400,000	403,055
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(3)	170,000	181,900
Target Corp., 4.00%, 7/1/42	240,000	239,404
		896,984
Oil, Gas and Consumable Fuels — 0.7%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	125,000	60,000
Alpha Natural Resources, Inc., 7.50%, 8/1/20(3)	20,000	15,850
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	120,000	126,600
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	125,000	130,000
Anadarko Petroleum Corp., 5.95%, 9/15/16	70,000	75,643
Anadarko Petroleum Corp., 6.45%, 9/15/36	120,000	147,027
Antero Resources Corp., 5.125%, 12/1/22(3)	180,000	174,825
Apache Corp., 4.75%, 4/15/43	70,000	67,824
BP Capital Markets plc, 4.50%, 10/1/20	150,000	163,829
California Resources Corp., 5.50%, 9/15/21(3)	245,000	221,112
California Resources Corp., 6.00%, 11/15/24(3)	200,000	179,375
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20(3)	145,000	147,900
Chesapeake Energy Corp., 6.625%, 8/15/20	215,000	238,112
Chesapeake Energy Corp., 5.375%, 6/15/21	100,000	103,250
Chesapeake Energy Corp., 5.75%, 3/15/23	75,000	79,875
Chevron Corp., 2.43%, 6/24/20	80,000	81,284
Cimarex Energy Co., 4.375%, 6/1/24	70,000	69,300
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	150,000	156,649
Concho Resources, Inc., 5.50%, 10/1/22	200,000	205,000
Concho Resources, Inc., 5.50%, 4/1/23	125,000	123,750
ConocoPhillips Holding Co., 6.95%, 4/15/29	80,000	108,040
Continental Resources, Inc., 3.80%, 6/1/24	180,000	173,074
Denbury Resources, Inc., 5.50%, 5/1/22	60,000	56,550
Denbury Resources, Inc., 4.625%, 7/15/23	125,000	103,750
Devon Energy Corp., 5.60%, 7/15/41	110,000	125,161
Ecopetrol SA, 4.125%, 1/16/25	80,000	78,200
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	50,000	45,000
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	200,000	161,000
Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24(3)	100,000	75,250
EOG Resources, Inc., 5.625%, 6/1/19	380,000	437,779
EOG Resources, Inc., 4.10%, 2/1/21	130,000	139,897
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	265,000	290,837
EXCO Resources, Inc., 7.50%, 9/15/18	120,000	99,000
Halcon Resources Corp., 8.875%, 5/15/21	185,000	143,375

	Shares/ Principal Amount	Value
Hess Corp., 6.00%, 1/15/40	$90,000	$102,439
Laredo Petroleum, Inc., 5.625%, 1/15/22	75,000	71,250
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	110,000	99,413
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	155,000	141,050
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 9/15/21	80,000	69,600
Marathon Petroleum Corp., 3.50%, 3/1/16	70,000	72,014
MEG Energy Corp., 6.50%, 3/15/21(3)	50,000	46,250
MEG Energy Corp., 7.00%, 3/31/24(3)	150,000	136,500
Newfield Exploration Co., 5.625%, 7/1/24	90,000	95,625
Noble Energy, Inc., 4.15%, 12/15/21	300,000	316,894
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	50,000	52,750
Peabody Energy Corp., 7.375%, 11/1/16	50,000	52,125
Peabody Energy Corp., 6.00%, 11/15/18	250,000	239,375
Peabody Energy Corp., 6.50%, 9/15/20	50,000	47,125
Peabody Energy Corp., 6.25%, 11/15/21	135,000	127,069
Pemex Project Funding Master Trust, 6.625%, 6/15/35	70,000	82,250
Petro-Canada, 6.80%, 5/15/38	160,000	211,287
Petrobras Global Finance BV, 5.625%, 5/20/43	130,000	113,242
Petrobras International Finance Co. SA, 5.75%, 1/20/20	390,000	400,717
Petrobras International Finance Co. SA, 5.375%, 1/27/21	190,000	190,129
Petroleos Mexicanos, 6.00%, 3/5/20	190,000	216,876
Petroleos Mexicanos, 4.875%, 1/24/22	40,000	42,700
Petroleos Mexicanos, 3.50%, 1/30/23	70,000	67,830
Petroleos Mexicanos, 5.50%, 6/27/44	130,000	134,550
Phillips 66, 4.30%, 4/1/22	260,000	278,579
Phillips 66, 4.65%, 11/15/34	160,000	164,875
QEP Resources, Inc., 5.375%, 10/1/22	415,000	396,325
QEP Resources, Inc., 5.25%, 5/1/23	125,000	118,125
Range Resources Corp., 5.75%, 6/1/21	110,000	116,050
Range Resources Corp., 5.00%, 8/15/22	160,000	166,000
Rice Energy, Inc., 6.25%, 5/1/22(3)	65,000	62,725
Rosetta Resources, Inc., 5.875%, 6/1/22	95,000	91,675
Sabine Pass LNG LP, 7.50%, 11/30/16	240,000	256,200
Sabine Pass LNG LP, 6.50%, 11/1/20	30,000	31,275
Samson Investment Co., 9.75%, 2/15/20	215,000	125,237
Sanchez Energy Corp., 6.125%, 1/15/23(3)	90,000	81,225
SandRidge Energy, Inc., 7.50%, 3/15/21	315,000	255,150
SandRidge Energy, Inc., 7.50%, 2/15/23	60,000	46,800
Seventy Seven Operating LLC, 6.625%, 11/15/19	150,000	135,000
Shell International Finance BV, 2.375%, 8/21/22	280,000	274,311
Shell International Finance BV, 3.625%, 8/21/42	65,000	61,723
Shell International Finance BV, 4.55%, 8/12/43	120,000	131,745
SM Energy Co., 5.00%, 1/15/24	80,000	73,800
Statoil ASA, 2.45%, 1/17/23	230,000	221,942
Statoil ASA, 3.95%, 5/15/43	50,000	48,954
Statoil ASA, 4.80%, 11/8/43	130,000	146,888

	Shares/ Principal Amount	Value
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/1/24	$100,000	$97,250
Talisman Energy, Inc., 7.75%, 6/1/19	125,000	147,457
Tesoro Corp., 4.25%, 10/1/17	100,000	104,150
Total Capital Canada Ltd., 2.75%, 7/15/23	110,000	107,778
Total Capital SA, 2.125%, 8/10/18	150,000	152,607
Venoco, Inc., 8.875%, 2/15/19	40,000	28,600
Whiting Petroleum Corp., 5.75%, 3/15/21	150,000	151,875
WPX Energy, Inc., 5.25%, 1/15/17	135,000	141,075
		11,948,574
Paper and Forest Products†
Domtar Corp., 4.40%, 4/1/22	150,000	154,914
Georgia-Pacific LLC, 2.54%, 11/15/19(3)	220,000	223,066
International Paper Co., 6.00%, 11/15/41	100,000	115,149
Sappi Papier Holding GmbH, 6.625%, 4/15/21(3)	200,000	207,000
		700,129
Pharmaceuticals — 0.2%
AbbVie, Inc., 1.75%, 11/6/17	170,000	171,134
AbbVie, Inc., 2.90%, 11/6/22	210,000	206,083
AbbVie, Inc., 4.40%, 11/6/42	240,000	240,192
Actavis Funding SCS, 3.85%, 6/15/24	100,000	99,937
Actavis, Inc., 1.875%, 10/1/17	220,000	219,511
Actavis, Inc., 3.25%, 10/1/22	170,000	166,561
Actavis, Inc., 4.625%, 10/1/42	70,000	66,026
Bristol-Myers Squibb Co., 3.25%, 8/1/42	100,000	87,063
Endo Finance LLC & Endo Finco, Inc., 7.00%, 7/15/19(3)	95,000	99,869
Endo Finance LLC & Endo Finco, Inc., 7.00%, 12/15/20(3)	35,000	36,794
Endo Finance LLC & Endo Finco, Inc., 7.25%, 1/15/22(3)	60,000	64,500
Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23(3)	120,000	117,524
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	280,000	281,627
Merck & Co., Inc., 2.40%, 9/15/22	180,000	175,698
Mylan, Inc., 5.40%, 11/29/43	50,000	54,674
Perrigo Finance plc, 3.90%, 12/15/24(2)	200,000	202,314
Roche Holdings, Inc., 6.00%, 3/1/19(3)	116,000	134,681
Sanofi, 4.00%, 3/29/21	143,000	155,837
Valeant Pharmaceuticals International, 7.00%, 10/1/20(3)	50,000	52,750
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(3)	100,000	107,125
Valeant Pharmaceuticals International, Inc., 6.875%, 12/1/18(3)	110,000	114,400
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(3)	225,000	234,283
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(3)	85,000	92,119
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(3)	120,000	125,700
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(3)	225,000	239,344
		3,545,746
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20	170,000	186,328
Corrections Corp. of America, 4.125%, 4/1/20	110,000	108,900

	Shares/ Principal Amount	Value
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21	$75,000	$76,875
DuPont Fabros Technology LP, 5.875%, 9/15/21	25,000	26,063
Essex Portfolio LP, 3.625%, 8/15/22	100,000	102,487
Essex Portfolio LP, 3.375%, 1/15/23	80,000	79,813
Essex Portfolio LP, 3.25%, 5/1/23	50,000	49,282
HCP, Inc., 3.75%, 2/1/16	210,000	216,975
Health Care REIT, Inc., 2.25%, 3/15/18	60,000	60,808
Health Care REIT, Inc., 3.75%, 3/15/23	160,000	161,685
Hospitality Properties Trust, 4.65%, 3/15/24	350,000	362,298
Hospitality Properties Trust, 4.50%, 3/15/25	130,000	130,899
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	99,864
Kilroy Realty LP, 3.80%, 1/15/23	220,000	223,780
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	140,000	150,500
Omega Healthcare Investors, Inc., 5.875%, 3/15/24	50,000	53,750
Realty Income Corp., 4.125%, 10/15/26	80,000	82,134
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	75,000	74,813
Senior Housing Properties Trust, 4.75%, 5/1/24	180,000	185,717
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	200,000	204,328
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	90,000	98,441
		2,735,740
Real Estate Management and Development†
CBRE Services, Inc., 5.00%, 3/15/23	125,000	128,625
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(3)	160,000	160,400
		289,025
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	265,000	280,864
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	100,000	111,306
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	50,000	55,296
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	160,000	165,052
CSX Corp., 4.25%, 6/1/21	140,000	153,260
CSX Corp., 3.40%, 8/1/24	200,000	202,937
Norfolk Southern Corp., 5.75%, 4/1/18	40,000	45,392
Norfolk Southern Corp., 3.25%, 12/1/21	70,000	72,414
Union Pacific Corp., 4.00%, 2/1/21	100,000	109,975
Union Pacific Corp., 4.75%, 9/15/41	220,000	245,145
		1,441,641
Semiconductors and Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	100,000	90,000
Advanced Micro Devices, Inc., 7.00%, 7/1/24	75,000	64,500
Amkor Technology, Inc., 6.375%, 10/1/22	75,000	74,250
Freescale Semiconductor, Inc., 8.05%, 2/1/20	42,000	44,730
Freescale Semiconductor, Inc., 6.00%, 1/15/22(3)	345,000	357,075
Intel Corp., 1.35%, 12/15/17	170,000	170,096
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(3)	50,000	53,125
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(3)	50,000	53,250
		907,026

	Shares/ Principal Amount	Value
Software — 0.1%
Activision Blizzard, Inc., 5.625%, 9/15/21(3)	$25,000	$26,750
BMC Software Finance, Inc., 8.125%, 7/15/21(3)	25,000	23,563
Infor US, Inc., 9.375%, 4/1/19	125,000	135,662
Intuit, Inc., 5.75%, 3/15/17	571,000	627,687
Microsoft Corp., 2.375%, 5/1/23	90,000	88,929
Nuance Communications, Inc., 5.375%, 8/15/20(3)	100,000	101,250
Oracle Corp., 2.50%, 10/15/22	310,000	302,230
Oracle Corp., 3.625%, 7/15/23	280,000	294,766
Oracle Corp., 3.40%, 7/8/24	140,000	144,310
Sabre GLBL, Inc., 8.50%, 5/15/19(3)	75,000	81,094
		1,826,241
Specialty Retail — 0.1%
Asbury Automotive Group, Inc., 6.00%, 12/15/24(2)(3)	100,000	101,750
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(3)	100,000	99,000
Claire's Stores, Inc., 9.00%, 3/15/19(3)	40,000	40,700
Hertz Corp. (The), 6.75%, 4/15/19	125,000	129,687
Hertz Corp. (The), 5.875%, 10/15/20	50,000	50,750
Hertz Corp. (The), 7.375%, 1/15/21	200,000	212,000
Hertz Corp. (The), 6.25%, 10/15/22	75,000	76,313
Home Depot, Inc. (The), 5.95%, 4/1/41	260,000	337,509
Michaels Stores, Inc., 5.875%, 12/15/20(3)	70,000	70,875
Party City Holdings, Inc., 8.875%, 8/1/20	100,000	108,250
Petco Animal Supplies, Inc., 9.25%, 12/1/18(3)	150,000	157,125
Rent-A-Center, Inc., 6.625%, 11/15/20	70,000	66,850
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	145,000	155,150
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	75,000	78,938
Sonic Automotive, Inc., 7.00%, 7/15/22	80,000	86,600
Sonic Automotive, Inc., 5.00%, 5/15/23	125,000	122,500
Toys "R" Us Property Co. II LLC, 8.50%, 12/1/17	90,000	90,000
United Rentals North America, Inc., 5.75%, 7/15/18	100,000	105,000
United Rentals North America, Inc., 8.375%, 9/15/20	310,000	334,800
United Rentals North America, Inc., 7.625%, 4/15/22	25,000	27,750
United Rentals North America, Inc., 6.125%, 6/15/23	75,000	79,687
		2,531,234
Technology Hardware, Storage and Peripherals†
Dell, Inc., 2.30%, 9/10/15	100,000	100,675
Dell, Inc., 3.10%, 4/1/16	40,000	40,500
Dell, Inc., 5.875%, 6/15/19	125,000	132,812
Hewlett-Packard Co., 4.30%, 6/1/21	250,000	262,080
NCR Corp., 5.00%, 7/15/22	40,000	39,200
		575,267
Textiles, Apparel and Luxury Goods — 0.1%
Gymboree Corp., 9.125%, 12/1/18	75,000	27,750
Hanesbrands, Inc., 6.375%, 12/15/20	220,000	235,290

		Shares/ Principal Amount	Value
L Brands, Inc., 7.00%, 5/1/20		$50,000	$56,500
L Brands, Inc., 6.625%, 4/1/21		80,000	90,600
L Brands, Inc., 5.625%, 2/15/22		275,000	297,688
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22(3)		100,000	103,250
Polymer Group, Inc., 7.75%, 2/1/19		121,000	126,445
PVH Corp., 4.50%, 12/15/22		50,000	50,000
			987,523
Thrifts and Mortgage Finance†
Cie de Financement Foncier, MTN, 4.50%, 5/16/18 (Secured)	EUR	165,000	235,735
Cie de Financement Foncier, MTN, 4.375%, 4/25/19 (Secured)	EUR	200,000	293,552
			529,287
Tobacco†
Altria Group, Inc., 2.85%, 8/9/22		$400,000	390,045
Philip Morris International, Inc., 4.125%, 5/17/21		280,000	304,914
			694,959
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 5.00%, 3/30/20		200,000	222,892
Sprint Communications, 9.00%, 11/15/18(3)		110,000	127,600
Sprint Communications, 7.00%, 3/1/20(3)		110,000	121,619
Sprint Communications, 6.00%, 11/15/22		225,000	217,406
Sprint Corp., 7.25%, 9/15/21		275,000	281,875
Sprint Corp., 7.125%, 6/15/24		285,000	283,219
T-Mobile USA, Inc., 6.46%, 4/28/19		100,000	104,000
T-Mobile USA, Inc., 6.625%, 11/15/20		135,000	140,231
T-Mobile USA, Inc., 6.63%, 4/28/21		120,000	124,050
T-Mobile USA, Inc., 6.125%, 1/15/22		75,000	76,594
T-Mobile USA, Inc., 6.625%, 4/1/23		220,000	229,350
T-Mobile USA, Inc., 6.375%, 3/1/25		150,000	152,625
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(3)		130,000	125,580
Vodafone Group plc, 5.625%, 2/27/17		230,000	251,422
			2,458,463
TOTAL CORPORATE BONDS (Cost $147,399,158)			151,296,424
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 5.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.8%
FHLMC, VRN, 1.74%, 12/15/14		212,093	216,733
FHLMC, VRN, 1.84%, 12/15/14		503,849	517,327
FHLMC, VRN, 1.97%, 12/15/14		461,593	478,246
FHLMC, VRN, 1.98%, 12/15/14		341,370	351,553
FHLMC, VRN, 2.09%, 12/15/14		985,962	1,000,927
FHLMC, VRN, 2.26%, 12/15/14		405,993	432,188
FHLMC, VRN, 2.35%, 12/15/14		693,369	699,256
FHLMC, VRN, 2.375%, 12/15/14		782,241	838,798
FHLMC, VRN, 2.40%, 12/15/14		179,818	193,231
FHLMC, VRN, 2.40%, 12/15/14		143,665	154,055

	Shares/ Principal Amount	Value
FHLMC, VRN, 2.56%, 12/15/14	$160,158	$169,149
FHLMC, VRN, 2.87%, 12/15/14	120,327	124,632
FHLMC, VRN, 3.24%, 12/15/14	143,006	151,030
FHLMC, VRN, 3.29%, 12/15/14	390,880	412,299
FHLMC, VRN, 3.79%, 12/15/14	297,767	315,185
FHLMC, VRN, 3.82%, 12/15/14	447,790	471,127
FHLMC, VRN, 4.06%, 12/15/14	225,887	239,945
FHLMC, VRN, 4.32%, 12/15/14	388,391	410,722
FHLMC, VRN, 5.10%, 12/15/14	68,271	73,103
FHLMC, VRN, 5.37%, 12/15/14	328,597	348,493
FHLMC, VRN, 6.12%, 12/15/14	148,286	158,389
FNMA, VRN, 1.89%, 12/25/14	453,749	482,327
FNMA, VRN, 1.92%, 12/25/14	761,880	803,367
FNMA, VRN, 1.94%, 12/25/14	517,725	552,791
FNMA, VRN, 1.94%, 12/25/14	1,105,799	1,178,355
FNMA, VRN, 1.94%, 12/25/14	692,300	730,409
FNMA, VRN, 1.94%, 12/25/14	597,218	639,684
FNMA, VRN, 2.20%, 12/25/14	111,397	119,119
FNMA, VRN, 2.32%, 12/25/14	440,009	471,706
FNMA, VRN, 2.71%, 12/25/14	456,159	471,122
FNMA, VRN, 2.97%, 12/25/14	110,744	118,575
FNMA, VRN, 3.31%, 12/25/14	165,154	177,695
FNMA, VRN, 3.36%, 12/25/14	256,466	268,657
FNMA, VRN, 3.76%, 12/25/14	298,600	316,225
FNMA, VRN, 3.92%, 12/25/14	257,226	272,518
FNMA, VRN, 5.29%, 12/25/14	402,626	431,869
		14,790,807
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 4.2%
FHLMC, 6.50%, 6/1/16	13,552	13,913
FHLMC, 6.50%, 6/1/16	12,043	12,400
FHLMC, 4.50%, 1/1/19	320,379	337,387
FHLMC, 5.00%, 10/1/19	7,121	7,520
FHLMC, 5.00%, 11/1/19	40,064	42,541
FHLMC, 5.50%, 11/1/19	1,684	1,790
FHLMC, 5.50%, 11/1/19	2,262	2,404
FHLMC, 5.50%, 11/1/19	3,330	3,543
FHLMC, 5.50%, 11/1/19	3,182	3,383
FHLMC, 5.50%, 11/1/19	1,815	1,929
FHLMC, 5.50%, 12/1/19	2,815	2,994
FHLMC, 5.00%, 2/1/20	3,773	3,984
FHLMC, 5.00%, 2/1/20	1,329	1,403
FHLMC, 5.50%, 3/1/20	5,045	5,421
FHLMC, 5.50%, 3/1/20	3,857	4,120
FHLMC, 5.50%, 3/1/20	5,882	6,252
FHLMC, 5.00%, 5/1/20	3,293	3,487
FHLMC, 5.00%, 5/1/20	6,253	6,625

	Shares/ Principal Amount	Value
FHLMC, 5.00%, 5/1/20	$9,149	$9,757
FHLMC, 4.50%, 7/1/20	30,662	32,774
FHLMC, 4.00%, 10/1/20	9,849	10,462
FHLMC, 5.00%, 4/1/21	1,243,991	1,331,132
FHLMC, 8.00%, 6/1/26	4,870	5,075
FHLMC, 8.00%, 6/1/26	697	843
FHLMC, 8.00%, 7/1/26	883	887
FHLMC, 7.00%, 8/1/29	2,449	2,773
FHLMC, 8.00%, 7/1/30	15,124	18,309
FHLMC, 5.50%, 12/1/33	295,158	329,630
FHLMC, 6.50%, 5/1/34	10,893	12,899
FHLMC, 5.50%, 6/1/35	22,093	24,889
FHLMC, 5.00%, 9/1/35	10,760	11,959
FHLMC, 5.00%, 9/1/35	7,211	8,013
FHLMC, 5.50%, 10/1/35	70,926	79,702
FHLMC, 5.50%, 10/1/35	25,743	28,750
FHLMC, 5.00%, 11/1/35	125,012	139,007
FHLMC, 5.00%, 11/1/35	167,418	187,104
FHLMC, 6.50%, 3/1/36	7,569	8,618
FHLMC, 6.50%, 3/1/36	2,947	3,355
FHLMC, 5.50%, 1/1/38	289,185	323,970
FHLMC, 6.00%, 2/1/38	147,917	167,593
FHLMC, 6.00%, 11/1/38	811,365	917,885
FHLMC, 6.50%, 7/1/47	16,040	17,696
FNMA, 4.00%, 12/11/14(5)	1,970,000	2,103,437
FNMA, 4.50%, 12/11/14(5)	2,000,000	2,173,906
FNMA, 7.50%, 6/1/15	527	529
FNMA, 4.50%, 5/1/19	462,699	488,899
FNMA, 4.00%, 6/1/19	3,468	3,688
FNMA, 4.50%, 6/1/19	70,102	74,634
FNMA, 4.50%, 12/1/19	6,768	7,163
FNMA, 5.00%, 3/1/20	13,080	14,032
FNMA, 5.00%, 3/1/20	12,550	13,437
FNMA, 5.00%, 4/1/20	7,685	8,176
FNMA, 5.00%, 5/1/20	2,945	3,106
FNMA, 5.00%, 5/1/20	12,539	13,426
FNMA, 5.00%, 7/1/20	14,392	15,466
FNMA, 2.625%, 9/6/24	540,000	545,114
FNMA, 7.00%, 5/1/26	3,115	3,483
FNMA, 7.00%, 6/1/26	1,858	2,110
FNMA, 7.50%, 3/1/27	1,779	1,803
FNMA, 6.50%, 4/1/29	11,785	13,417
FNMA, 6.50%, 6/1/29	12,373	14,086
FNMA, 6.50%, 6/1/29	21,508	24,560
FNMA, 7.00%, 7/1/29	4,370	4,750
FNMA, 6.50%, 8/1/29	25,841	30,488

	Shares/ Principal Amount	Value
FNMA, 7.00%, 3/1/30	$15,342	$17,695
FNMA, 8.00%, 7/1/30	34,308	37,444
FNMA, 7.50%, 9/1/30	9,838	12,079
FNMA, 6.625%, 11/15/30	2,510,000	3,656,603
FNMA, 6.50%, 9/1/31	53,505	60,913
FNMA, 7.00%, 9/1/31	45,357	51,921
FNMA, 6.50%, 1/1/32	23,342	26,570
FNMA, 6.50%, 10/1/32	183,660	209,103
FNMA, 5.50%, 6/1/33	106,766	120,480
FNMA, 5.50%, 8/1/33	702,499	792,348
FNMA, 5.00%, 11/1/33	657,629	731,533
FNMA, 5.50%, 1/1/34	600,815	677,811
FNMA, 5.50%, 9/1/34	36,292	40,896
FNMA, 5.50%, 10/1/34	36,723	41,224
FNMA, 6.00%, 10/1/34	22,811	25,834
FNMA, 5.00%, 11/1/34	142,291	157,729
FNMA, 5.50%, 3/1/35	3,291	3,681
FNMA, 5.50%, 3/1/35	6,809	7,641
FNMA, 5.50%, 3/1/35	10,528	11,850
FNMA, 5.50%, 3/1/35	26,981	30,444
FNMA, 5.50%, 3/1/35	19,108	21,654
FNMA, 5.00%, 4/1/35	34,337	38,472
FNMA, 6.00%, 5/1/35	14,299	16,319
FNMA, 6.00%, 5/1/35	1,873	2,122
FNMA, 6.00%, 6/1/35	29,254	33,407
FNMA, 6.00%, 6/1/35	6,738	7,690
FNMA, 6.00%, 6/1/35	579	660
FNMA, 5.00%, 7/1/35	142,151	159,211
FNMA, 5.50%, 7/1/35	20,811	23,462
FNMA, 6.00%, 7/1/35	57,167	65,285
FNMA, 6.00%, 7/1/35	3,386	3,833
FNMA, 6.00%, 7/1/35	43,637	49,813
FNMA, 5.50%, 8/1/35	10,806	12,093
FNMA, 6.00%, 8/1/35	2,506	2,839
FNMA, 4.50%, 9/1/35	764,046	831,937
FNMA, 5.50%, 9/1/35	58,318	65,727
FNMA, 5.50%, 9/1/35	1,675	1,883
FNMA, 5.50%, 9/1/35	746	841
FNMA, 5.50%, 9/1/35	14,884	16,780
FNMA, 5.50%, 9/1/35	108,410	121,953
FNMA, 5.00%, 10/1/35	23,899	26,768
FNMA, 5.50%, 10/1/35	249,106	280,429
FNMA, 6.00%, 10/1/35	34,664	39,390
FNMA, 5.50%, 11/1/35	147,552	166,354
FNMA, 6.00%, 11/1/35	27,305	31,169
FNMA, 6.50%, 11/1/35	4,854	5,531

	Shares/ Principal Amount	Value
FNMA, 6.50%, 12/1/35	$18,355	$20,895
FNMA, 6.50%, 4/1/36	13,297	15,243
FNMA, 6.00%, 8/1/36	26,633	30,202
FNMA, 5.00%, 10/1/36	524,542	581,454
FNMA, 5.00%, 11/1/36	358,706	397,625
FNMA, 5.50%, 1/1/37	978,652	1,097,749
FNMA, 5.50%, 2/1/37	309,551	346,703
FNMA, 6.00%, 5/1/37	25,328	28,723
FNMA, 6.00%, 7/1/37	5,443	6,162
FNMA, 6.50%, 8/1/37	12,556	13,677
FNMA, 6.50%, 8/1/37	540,722	613,944
FNMA, 6.50%, 8/1/37	417,000	461,695
FNMA, 5.00%, 4/1/40	2,262,838	2,515,476
FNMA, 5.00%, 6/1/40	1,665,992	1,852,583
FNMA, 4.50%, 8/1/40	2,449,209	2,671,630
FNMA, 3.50%, 1/1/41	1,807,945	1,889,538
FNMA, 4.00%, 1/1/41	5,909,338	6,362,604
FNMA, 4.50%, 1/1/41	812,969	886,324
FNMA, 4.00%, 5/1/41	1,417,476	1,516,337
FNMA, 5.00%, 6/1/41	1,807,053	2,003,115
FNMA, 4.50%, 7/1/41	1,429,771	1,565,946
FNMA, 4.50%, 9/1/41	41,423	45,100
FNMA, 4.50%, 9/1/41	3,756,045	4,093,591
FNMA, 4.00%, 12/1/41	2,815,667	3,025,362
FNMA, 4.00%, 1/1/42	54,186	57,940
FNMA, 4.00%, 1/1/42	1,215,105	1,299,530
FNMA, 3.50%, 5/1/42	2,758,225	2,882,837
FNMA, 3.50%, 6/1/42	1,080,613	1,130,101
FNMA, 3.50%, 9/1/42	3,906,211	4,082,466
FNMA, 3.00%, 11/1/42	1,559,511	1,578,966
FNMA, 6.50%, 8/1/47	69,970	77,519
FNMA, 6.50%, 8/1/47	95,088	105,324
FNMA, 6.50%, 9/1/47	164,895	182,665
FNMA, 6.50%, 9/1/47	7,945	8,806
FNMA, 6.50%, 9/1/47	36,299	40,226
FNMA, 6.50%, 9/1/47	52,724	58,443
FNMA, 6.50%, 9/1/47	14,094	15,616
GNMA, 9.00%, 4/20/25	1,280	1,487
GNMA, 7.50%, 10/15/25	4,709	5,303
GNMA, 6.00%, 4/15/26	735	831
GNMA, 6.00%, 4/15/26	309	349
GNMA, 7.50%, 6/15/26	2,708	2,857
GNMA, 7.00%, 12/15/27	14,194	14,710
GNMA, 7.50%, 12/15/27	17,596	20,232
GNMA, 6.00%, 5/15/28	16,941	19,157
GNMA, 6.00%, 5/15/28	29,749	33,642

		Shares/ Principal Amount	Value
GNMA, 6.50%, 5/15/28		$6,504	$7,427
GNMA, 7.00%, 5/15/31		35,993	41,970
GNMA, 5.50%, 11/15/32		131,515	147,551
GNMA, 6.50%, 10/15/38		2,090,694	2,386,892
GNMA, 4.00%, 1/20/41		2,302,250	2,479,220
GNMA, 4.50%, 5/20/41		2,659,344	2,921,789
GNMA, 4.50%, 6/15/41		759,276	842,322
GNMA, 4.00%, 12/15/41		1,190,597	1,278,942
GNMA, 4.00%, 6/20/42		2,085,854	2,241,072
GNMA, 3.50%, 7/20/42		942,118	991,668
			75,432,847
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $86,982,268)			90,223,654
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.8%
Australia — 0.1%
Australia Government Bond, 5.75%, 7/15/22	AUD	445,000	452,979
Australia Government Bond, 5.50%, 4/21/23	AUD	560,000	566,550
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	295,000	266,830
			1,286,359
Austria — 0.2%
Austria Government Bond, 4.35%, 3/15/19(3)	EUR	680,000	999,194
Austria Government Bond, 3.90%, 7/15/20(3)	EUR	455,000	680,831
Austria Government Bond, 3.40%, 11/22/22(3)	EUR	255,000	387,202
Austria Government Bond, 4.15%, 3/15/37(3)	EUR	355,000	655,159
			2,722,386
Belgium — 0.1%
Belgium Government Bond, 4.00%, 3/28/18(3)	EUR	560,000	787,573
Belgium Government Bond, 3.75%, 9/28/20(3)	EUR	310,000	461,820
Belgium Government Bond, 2.25%, 6/22/23	EUR	260,000	363,552
Belgium Government Bond, 4.25%, 3/28/41(3)	EUR	330,000	606,842
			2,219,787
Brazil†
Brazilian Government International Bond, 5.875%, 1/15/19		$510,000	578,595
Canada — 0.1%
Canadian Government Bond, 1.50%, 3/1/17	CAD	300,000	265,443
Canadian Government Bond, 3.75%, 6/1/19	CAD	320,000	309,909
Canadian Government Bond, 5.75%, 6/1/33	CAD	415,000	550,438
Canadian Government Bond, 3.50%, 12/1/45	CAD	30,000	32,382
Province of British Columbia, 3.25%, 12/18/21	CAD	265,000	249,036
Province of Ontario Canada, 1.00%, 7/22/16		$150,000	150,779
Province of Ontario Canada, 4.40%, 6/2/19	CAD	430,000	418,996
			1,976,983
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$230,000	240,177

		Shares/ Principal Amount	Value
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$290,000	$310,010
Czech†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	3,000,000	177,684
Denmark — 0.1%
Denmark Government Bond, 7.00%, 11/10/24	DKK	1,870,000	504,816
Denmark Government Bond, 4.50%, 11/15/39	DKK	2,515,000	678,661
			1,183,477
Finland — 0.1%
Finland Government Bond, 4.375%, 7/4/19(3)	EUR	396,000	587,721
Finland Government Bond, 4.00%, 7/4/25(3)	EUR	445,000	725,735
Finland Government Bond, 2.625%, 7/4/42(3)	EUR	120,000	183,763
			1,497,219
France — 0.2%
France Government Bond OAT, 3.25%, 10/25/21	EUR	370,000	546,734
France Government Bond OAT, 1.75%, 11/25/24	EUR	170,000	227,242
France Government Bond OAT, 5.50%, 4/25/29	EUR	160,000	305,121
France Government Bond OAT, 3.25%, 5/25/45	EUR	260,000	413,043
French Treasury Note BTAN, 2.25%, 2/25/16	EUR	915,000	1,169,436
			2,661,576
Germany — 0.2%
Bundesrepublik Deutschland, 3.00%, 7/4/20	EUR	35,000	50,422
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	715,000	979,029
Bundesrepublik Deutschland, 1.00%, 8/15/24	EUR	440,000	562,406
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	245,000	475,716
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	230,000	349,751
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	EUR	830,201	1,071,134
			3,488,458
Italy — 0.1%
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17	EUR	820,000	1,103,871
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(3)	EUR	60,000	93,213
Italy Government International Bond, 6.875%, 9/27/23		$150,000	192,494
			1,389,578
Japan — 0.7%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	347,000,000	2,950,851
Japan Government Ten Year Bond, 1.20%, 6/20/15	JPY	212,050,000	1,797,974
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	265,600,000	2,363,694
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	126,450,000	1,296,629
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	96,200,000	924,004
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	230,500,000	2,282,535
			11,615,687
Mexico — 0.1%
Mexico Government International Bond, 5.625%, 1/15/17		$70,000	76,545
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$710,000	813,660
Mexico Government International Bond, 5.125%, 1/15/20		$350,000	392,175

		Shares/ Principal Amount	Value
Mexico Government International Bond, 6.05%, 1/11/40		$150,000	$183,788
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$270,000	279,922
			1,746,090
Netherlands — 0.1%
Netherlands Government Bond, 3.50%, 7/15/20(3)	EUR	625,000	918,317
Netherlands Government Bond, 2.25%, 7/15/22(3)	EUR	300,000	421,253
Netherlands Government Bond, 3.75%, 1/15/42(3)	EUR	265,000	490,048
			1,829,618
New Zealand†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	265,000	218,784
Norway — 0.1%
Norway Government Bond, 4.25%, 5/19/17	NOK	1,000,000	152,968
Norway Government Bond, 3.75%, 5/25/21	NOK	11,220,000	1,812,645
			1,965,613
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$100,000	129,250
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	188,000
			317,250
Philippines†
Philippine Government International Bond, 4.00%, 1/15/21		$300,000	326,250
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	133,625
			459,875
Poland†
Poland Government International Bond, 5.125%, 4/21/21		$250,000	283,170
Singapore†
Singapore Government Bond, 2.375%, 4/1/17	SGD	280,000	223,350
Singapore Government Bond, 3.125%, 9/1/22	SGD	120,000	99,419
			322,769
South Korea†
Export-Import Bank of Korea, 3.75%, 10/20/16		$240,000	252,350
Korea Development Bank (The), 3.25%, 3/9/16		$160,000	164,526
Korea Development Bank (The), 4.00%, 9/9/16		$160,000	168,044
			584,920
Spain — 0.1%
Spain Government Bond, 5.50%, 7/30/17	EUR	580,000	814,613
Spain Government Bond, 4.30%, 10/31/19	EUR	320,000	462,786
Spain Government Bond, 5.15%, 10/31/44(3)	EUR	130,000	218,619
			1,496,018
Sweden†
Sweden Government Bond, 4.25%, 3/12/19	SEK	1,590,000	250,299
Sweden Government Bond, 3.50%, 6/1/22	SEK	1,445,000	233,634
			483,933
Switzerland†
Switzerland Government Bond, 2.00%, 4/28/21	CHF	160,000	185,483
Switzerland Government Bond, 2.50%, 3/8/36	CHF	100,000	136,841
			322,324

		Shares/ Principal Amount	Value
Turkey†
Turkey Government International Bond, 3.25%, 3/23/23		$200,000	$190,730
United Kingdom — 0.5%
United Kingdom Gilt, 4.00%, 9/7/16	GBP	1,145,000	1,897,890
United Kingdom Gilt, 4.50%, 3/7/19	GBP	920,000	1,638,501
United Kingdom Gilt, 8.00%, 6/7/21	GBP	71,000	155,704
United Kingdom Gilt, 3.75%, 9/7/21	GBP	405,000	722,337
United Kingdom Gilt, 6.00%, 12/7/28	GBP	280,000	640,095
United Kingdom Gilt, 4.25%, 6/7/32	GBP	180,000	354,960
United Kingdom Gilt, 4.25%, 3/7/36	GBP	875,000	1,746,782
United Kingdom Gilt, 4.50%, 12/7/42	GBP	270,000	577,428
United Kingdom Gilt, 4.25%, 12/7/55	GBP	375,000	821,429
			8,555,126
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	71,400
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $51,551,026)			50,195,596
COMMERCIAL PAPER(6) — 2.2%
Bank of Nova Scotia, 0.17%, 12/3/14(3)		3,700,000	3,699,979
BNP Paribas Finance, Inc., 0.18%, 12/5/14		3,650,000	3,649,943
Catholic Health Initiatives, 0.18%, 1/7/15		4,100,000	4,099,485
Charta LLC, 0.15%, 2/4/15(3)		3,600,000	3,598,760
Crown Point Capital Co., 0.18%, 12/1/14(3)		3,650,000	3,649,961
Govco LLC, 0.11%, 12/22/14(3)		2,800,000	2,799,714
Lexington Parker Capital, 0.18%, 1/16/15(3)		3,600,000	3,599,142
Liberty Street Funding LLC, 0.17%, 2/19/15(3)		3,600,000	3,598,299
Old Line Funding LLC, 0.22%, 4/6/15(3)		3,700,000	3,697,269
Toronto Dominion Holding, 0.17%, 3/23/15(3)		3,600,000	3,598,183
Toyota Motor Credit Corp., 0.18%, 12/11/14		3,700,000	3,699,933
TOTAL COMMERCIAL PAPER (Cost $39,690,853)			39,690,668
MUNICIPAL SECURITIES — 2.1%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50		120,000	174,424
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.05%, 12/1/14		500,000	500,000
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40		120,000	166,153
California GO, (Building Bonds), 7.55%, 4/1/39		60,000	91,127
California GO, (Building Bonds), 7.30%, 10/1/39		160,000	231,473
California GO, (Building Bonds), 7.60%, 11/1/40		145,000	225,394
City of Lowell Rev., (Little Rock Newspapers), VRDN, 0.12%, 12/3/14 (LOC: JPMorgan Chase Bank N.A.)(Acquired 4/11/12 - 4/7/14, Cost $4,300,000)(7)		4,300,000	4,300,000
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.08%, 12/1/14 (LOC: Bank of America N.A.)		780,000	780,000
District of Columbia Water & Sewer Auth. Rev., (Senior Lein), VRDN, 0.03%, 12/4/14 (SBBPA: TD Bank N.A.)		1,000,000	1,000,000

	Shares/ Principal Amount	Value
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	$230,000	$226,163
Iowa Finance Authority Economic Development Rev., Series 2009 B, (Midwestern Disaster Area), VRDN, 0.08%, 12/4/14	4,000,000	4,000,000
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	120,000	161,506
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	130,000	164,277
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	185,000	252,066
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	100,000	137,893
Metropolitan Water District of Southern California Rev., Series 2011 A-3, VRDN, 0.07%, 12/4/14	2,300,000	2,299,977
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	180,000	266,668
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	140,000	200,661
New York GO, Series 2010 F-1, (Building Bonds), 6.27%, 12/1/37	75,000	98,381
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	200,000	226,670
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.12%, 12/3/14 (LOC: FNMA)	2,120,000	2,120,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	130,000	166,078
Pittsburg Redevelopment Agency Tax Allocation Rev., Series 2004 A, (Los Medanos Community), VRDN, 0.04%, 12/1/14 (LOC: State Street Bank & Trust Co. and Teacher's Retirement System)	1,300,000	1,300,000
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	330,000	336,115
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	700,000	497,777
Riverside County Industrial Development Authority Rev. (Cal-Mold, Inc.), VRDN, 0.08%, 12/3/14 (LOC: Bank of the West)	1,700,000	1,700,000
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	280,000	348,661
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	170,000	216,514
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	170,000	198,303
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	135,000	170,986
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	195,000	238,912
Snohomish County Housing Authority Rev., (Autumn Chase Apartments Project), VRDN, 0.06%, 12/4/14 (LOC: Bank of America N.A.)	1,415,000	1,415,000
Tempe Industrial Development Authority Rev., Series 2004 B, (ASUF Brickyard LLC), VRDN, 0.11%, 12/4/14 (LOC: Bank of America N.A.)	3,900,000	3,900,000
Washington Finance Commission Nonprofit Housing Rev., (Heatherwood), Series 2002 A, VRDN, 0.07%, 12/4/14 (LIQ FAC: FHLMC)(Acquired 11/7/11, Cost $3,400,000)(7)	3,400,000	3,400,000
Washington Health Care Facilities Authority Rev., Series 2007 D, (Multicare Health System), VRDN, 0.04%, 12/1/14 (LOC: Barclays Bank plc)	2,000,000	2,000,000

	Shares/ Principal Amount	Value
Wisconsin Health & Educational Facilities Authority Rev., (Benevolent Corporation Cedar Community), VRDN, 0.05%, 12/4/14 (LOC: JPMorgan Chase Bank N.A.)	$3,765,000	$3,765,000
TOTAL MUNICIPAL SECURITIES (Cost $36,450,629)		37,276,179
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 1.0%
Private Sponsor Collateralized Mortgage Obligations — 0.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	86,886	91,626
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.50%, 12/1/14	146,863	147,324
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	834,472	660,194
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.61%, 12/1/14	232,416	234,264
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	90,925	91,959
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.69%, 12/1/14	447,925	447,110
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	253,046	264,865
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.18%, 12/1/14	274,355	272,884
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.22%, 12/1/14	289,290	284,003
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.23%, 12/1/14	444,971	443,138
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.13%, 12/1/14	165,910	159,923
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.08%, 12/1/14	257,417	257,284
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.65%, 12/1/14	382,936	380,957
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.59%, 12/1/14	445,570	445,194
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.67%, 12/1/14	424,068	426,353
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.24%, 12/1/14	284,270	285,488
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.57%, 12/1/14	195,895	196,721
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.63%, 12/1/14	455,749	465,070
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/14(3)	250,038	247,516
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.64%, 12/1/14	586,568	598,903
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	145,071	152,805
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.16%, 12/25/14	308,320	306,531
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.48%, 12/1/14	332,234	326,257
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.49%, 12/1/14	132,837	133,764

	Shares/ Principal Amount	Value
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/14	$156,803	$157,735
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 12/1/14(3)	481,709	503,720
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.39%, 12/1/14	298,688	304,878
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.39%, 12/1/14	310,656	311,175
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.90%, 12/25/14	567,642	552,704
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	223,170	239,808
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.40%, 12/1/14	783,994	779,170
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 12/1/14	271,020	276,981
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.62%, 12/1/14	539,838	548,044
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	289,737	295,909
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	413,239	424,779
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	55,323	56,632
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	646,788	682,234
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 12/1/14	860,650	874,983
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.61%, 12/1/14	89,877	91,661
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.61%, 12/1/14	449,386	452,045
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 12/1/14	122,526	123,905
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.61%, 12/1/14	440,495	444,394
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 12/1/14	142,647	144,829
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.06%, 12/1/14	531,326	539,161
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	350,115	360,818
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	185,570	193,809
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	204,459	212,258
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	145,810	151,162
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	44,913	45,683
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 5.91%, 12/1/14	175,067	175,283
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	300,211	317,406
		16,581,299

	Shares/ Principal Amount	Value
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	$912,987	$993,153
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	1,591,084	1,591,394
		2,584,547
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,207,111)		19,165,846
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 0.9%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/1/14	475,317	483,766
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/1/14	425,000	439,816
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(3)	1,325,000	1,329,195
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 0.96%, 12/15/14(3)	775,000	774,724
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	1,000,000	1,013,405
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.11%, 12/15/14(3)	1,275,000	1,278,518
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	950,000	1,008,641
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 12/15/14(3)	950,000	950,910
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	700,000	759,536
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, 4.19%, 10/10/47	700,000	743,497
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 12/1/14	220,827	220,860
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	537,615	541,081
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	756,181	758,474
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	900,000	943,923
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/14(3)	1,100,000	1,117,729
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	275,000	298,853
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	475,000	521,738
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, VRN, 1.06%, 12/15/14(3)	825,000	826,924
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, SEQ, 4.57%, 1/15/31	78,534	79,885
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 12/11/14	600,000	613,816
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 12/11/14	725,000	751,093
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	500,000	501,859
Morgan Stanley Capital I Trust, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	52,069	52,023
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.56%, 12/1/14(3)	700,000	719,049

	Shares/ Principal Amount	Value
VNDO Mortgage Trust, Series 2013-PENN, Class C, VRN, 4.08%, 12/1/14(3)	$300,000	$313,359
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	2,889	2,886
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $16,732,347)		17,045,560
ASSET-BACKED SECURITIES(4) — 0.6%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(3)	55,696	59,177
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A SEQ, 2.05%, 8/20/16(3)	700,000	704,937
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4 SEQ, 5.17%, 8/1/19	112,265	118,447
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.58%, 12/7/14(3)	975,000	974,672
CNH Equipment Trust, Series 2014-B, Class A2 SEQ, 0.48%, 8/15/17	1,075,000	1,074,978
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.51%, 12/15/14	800,000	801,252
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	475,000	475,606
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.32%, 12/15/14	1,075,892	1,075,399
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.56%, 12/10/14(3)	1,100,000	1,100,640
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	245,223	247,883
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	832,624	827,559
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	1,400,000	1,400,522
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	700,000	701,301
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/20/31(3)	637,274	636,752
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(3)	555,000	563,082
UAL 2007-1 Pass Through Trust, Series 071A, 6.64%, 1/2/24	88,581	95,668
US Airways 2013-1 Class A Pass-Through Trust, 3.95%, 5/15/27	145,632	147,817
TOTAL ASSET-BACKED SECURITIES (Cost $10,989,488)		11,005,692
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell 2000 Value Index Fund	907	90,428
iShares Russell Midcap Value Index Fund	43,612	3,214,640
iShares S&P SmallCap 600 Index Fund	970	107,961
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,017,654)		3,413,029
PREFERRED STOCKS†
Consumer Finance†
Ally Financial, Inc., 7.00%(3) (Cost $70,945)	77	77,676

	Shares/ Principal Amount	Value
CONVERTIBLE PREFERRED STOCKS†
Household Durables†
Beazer Homes USA, Inc., 7.50%, 7/15/15 (Cost $61,976)	2,363	$71,812
TEMPORARY CASH INVESTMENTS — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost $5,669,964)	5,669,964	5,669,964
TOTAL INVESTMENT SECURITIES — 98.1% (Cost $1,486,608,234)		1,775,659,161
OTHER ASSETS AND LIABILITIES — 1.9%		33,551,823
TOTAL NET ASSETS — 100.0%		$1,809,210,984

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	116,471	USD	101,026	Westpac Group	2/12/15	$(2,431)
USD	216,001	AUD	255,000	Westpac Group	2/12/15	138
BRL	477,828	USD	184,818	Westpac Group	2/12/15	(2,949)
USD	170,000	BRL	452,200	UBS AG	2/12/15	(2,114)
CAD	218,189	USD	190,715	JPMorgan Chase Bank N.A.	12/31/14	(37)
CAD	120,963	USD	105,732	JPMorgan Chase Bank N.A.	12/31/14	(21)
CAD	152,804	USD	135,906	JPMorgan Chase Bank N.A.	12/31/14	(2,368)
CAD	197,036	USD	175,000	Barclays Bank plc	2/12/15	(2,983)
CAD	112,777	USD	100,000	JPMorgan Chase Bank N.A.	2/12/15	(1,543)
USD	2,614,595	CAD	2,942,322	JPMorgan Chase Bank N.A.	12/31/14	43,261
USD	2,422,304	CAD	2,725,928	JPMorgan Chase Bank N.A.	12/31/14	40,079
USD	1,520,368	CAD	1,710,939	JPMorgan Chase Bank N.A.	12/31/14	25,156
USD	100,000	CAD	113,636	Barclays Bank plc	2/12/15	793
USD	55,000	CAD	62,836	JPMorgan Chase Bank N.A.	2/12/15	142
USD	125,301	CAD	142,405	UBS AG	2/12/15	978
CHF	154,170	USD	160,000	Barclays Bank plc	2/12/15	(307)
CHF	215,303	USD	225,000	Barclays Bank plc	2/12/15	(1,984)
USD	150,000	CHF	145,214	Barclays Bank plc	2/12/15	(417)
USD	355,473	CHF	341,770	Deutsche Bank	2/12/15	1,459
CLP	15,937,657	USD	26,576	UBS AG	2/12/15	(560)
CNY	3,441,480	USD	558,138	UBS AG	2/12/15	933
USD	34,886	CNY	215,110	UBS AG	2/12/15	(58)
USD	340,000	CNY	2,097,188	Westpac Group	2/12/15	(690)
COP	386,640,000	USD	180,000	Westpac Group	2/12/15	(6,760)
USD	180,000	COP	391,140,000	UBS AG	2/12/15	4,744
USD	161,675	CZK	3,577,982	Barclays Bank plc	2/12/15	550
DKK	339,326	USD	56,970	Deutsche Bank	2/12/15	(231)
DKK	2,358,890	USD	397,566	Deutsche Bank	2/12/15	(3,133)
DKK	6,915,447	USD	1,159,777	Deutsche Bank	2/12/15	(3,435)
USD	93,731	DKK	558,874	UBS AG	2/12/15	280
USD	56,733	DKK	338,583	UBS AG	2/12/15	118
EUR	140,000	USD	174,650	Barclays Bank plc	2/12/15	(478)
EUR	242,750	USD	302,947	Deutsche Bank	2/12/15	(945)
EUR	863,328	USD	1,083,105	UBS AG	2/12/15	(9,053)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,072,119	EUR	1,660,897	UBS AG	12/31/14	$6,565
USD	1,634,756	EUR	1,310,331	UBS AG	12/31/14	5,179
USD	180,257	EUR	145,000	Barclays Bank plc	2/12/15	(135)
USD	302,193	EUR	242,750	JPMorgan Chase Bank N.A.	2/12/15	192
USD	96,448	EUR	76,998	JPMorgan Chase Bank N.A.	2/12/15	656
USD	1,204,495	EUR	965,287	UBS AG	2/12/15	3,597
USD	211,931	EUR	170,000	UBS AG	2/12/15	436
USD	1,326,475	EUR	1,062,268	Westpac Group	2/12/15	4,925
GBP	8,833	USD	13,946	Credit Suisse AG	12/31/14	(150)
GBP	155,000	USD	244,572	Barclays Bank plc	2/12/15	(2,582)
GBP	153,257	USD	242,006	Barclays Bank plc	2/12/15	(2,738)
GBP	414,385	USD	651,852	UBS AG	2/12/15	(4,905)
USD	384,067	GBP	244,495	Credit Suisse AG	12/31/14	2,226
USD	6,860	GBP	4,346	Deutsche Bank	2/12/15	75
USD	240,586	GBP	153,256	JPMorgan Chase Bank N.A.	2/12/15	1,319
USD	101,636	GBP	65,000	JPMorgan Chase Bank N.A.	2/12/15	156
USD	62,597	GBP	40,000	JPMorgan Chase Bank N.A.	2/12/15	148
HKD	309,000	USD	39,850	JPMorgan Chase Bank N.A.	2/12/15	(7)
HUF	20,677,015	USD	85,000	Barclays Bank plc	2/12/15	(1,283)
IDR	2,335,100,000	USD	190,000	Westpac Group	2/12/15	(1,519)
USD	239,153	ILS	911,003	Barclays Bank plc	2/12/15	5,143
USD	145,000	ILS	559,501	Barclays Bank plc	2/12/15	1,280
INR	21,500,500	USD	344,228	Westpac Group	2/12/15	(2,404)
USD	125,000	INR	7,845,000	UBS AG	2/12/15	277
JPY	30,425,296	USD	263,331	Deutsche Bank	2/12/15	(6,803)
JPY	55,123,425	USD	465,000	UBS AG	2/12/15	(232)
KRW	2,449,323,088	USD	2,209,583	Westpac Group	2/12/15	(16,211)
USD	157,907	KRW	175,039,998	Westpac Group	2/12/15	1,159
MXN	114,096	USD	8,357	JPMorgan Chase Bank N.A.	2/12/15	(191)
MYR	604,620	USD	180,000	Westpac Group	2/12/15	(3,074)
USD	173,344	MYR	586,250	Westpac Group	2/12/15	1,794
USD	1,786,440	NOK	12,152,448	JPMorgan Chase Bank N.A.	2/12/15	58,500
USD	35,000	NOK	237,524	UBS AG	2/12/15	1,227
USD	37,904	NZD	48,375	Westpac Group	2/12/15	220
SEK	445,087	USD	60,000	Barclays Bank plc	2/12/15	(298)
USD	225,000	SEK	1,679,862	Barclays Bank plc	2/12/15	(328)
USD	241,503	SEK	1,792,854	Westpac Group	2/12/15	1,019
SGD	253,153	USD	196,159	Westpac Group	2/12/15	(2,128)
USD	140,000	SGD	181,587	Barclays Bank plc	2/12/15	820
USD	215,000	SGD	280,872	Barclays Bank plc	2/12/15	(277)
TRY	425,709	USD	186,265	Barclays Bank plc	2/12/15	2,767
USD	204,361	TWD	6,278,384	Westpac Group	2/12/15	1,557
USD	275,000	TWD	8,434,250	Westpac Group	2/12/15	2,557
ZAR	2,373,767	USD	209,278	Deutsche Bank	2/12/15	2,458
						$137,121

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	JPY	-	Japanese Yen
AUD	-	Australian Dollar	KRW	-	South Korea Won
BRL	-	Brazilian Real	LIQ FAC	-	Liquidity Facilities
CAD	-	Canadian Dollar	LOC	-	Letter of Credit
CHF	-	Swiss Franc	MTN	-	Medium Term Note
CLP	-	Chilean Peso	MXN	-	Mexican Peso
CNY	-	Chinese Yuan	MYR	-	Malaysian Ringgit
COP	-	Colombian Peso	NOK	-	Norwegian Krone
CVA	-	Certificaten Van Aandelen	NVDR	-	Non-Voting Depositary Receipt
CZK	-	Czech Koruna	NZD	-	New Zealand Dollar
DKK	-	Danish Krone	OJSC	-	Open Joint Stock Company
EUR	-	Euro	PIK	-	Payment in Kind
FHLMC	-	Federal Home Loan Mortgage Corporation	PJSC	-	Public Joint Stock Company
FNMA	-	Federal National Mortgage Association	SBBPA	-	Standby Bond Purchase Agreement
GBP	-	British Pound	SEK	-	Swedish Krona
GDR	-	Global Depositary Receipt	SEQ	-	Sequential Payer
GNMA	-	Government National Mortgage Association	SGD	-	Singapore Dollar
GO	-	General Obligation	TRY	-	Turkish Lira
HKD	-	Hong Kong Dollar	TWD	-	Taiwanese Dollar
HUF	-	Hungarian Forint	USD	-	United States Dollar
IDR	-	Indonesian Rupiah	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
ILS	-	Israeli Shekel	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
INR	-	Indian Rupee	ZAR	-	South African Rand
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $75,803,200, which represented 4.2% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Forward commitment. Settlement date is indicated.

(6)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(7)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $7,700,000, which represented 0.4% of total net assets.

(8) Security is in default.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $1,486,608,234)	$1,775,659,161
Cash	27,838,896
Foreign currency holdings, at value (cost of $164,435)	161,098
Receivable for investments sold	15,565,580
Receivable for capital shares sold	365,017
Unrealized appreciation on forward foreign currency exchange contracts	224,883
Dividends and interest receivable	5,883,280
Other assets	13,458
1,825,711,373

Liabilities
Payable for investments purchased	13,105,461
Payable for capital shares redeemed	1,467,782
Unrealized depreciation on forward foreign currency exchange contracts	87,762
Accrued management fees	1,515,404
Distribution and service fees payable	261,484
Accrued foreign taxes	62,496
16,500,389

Net Assets	$1,809,210,984

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,398,006,561
Distributions in excess of net investment income	(392,125)
Undistributed net realized gain	122,528,002
Net unrealized appreciation	289,068,546
$1,809,210,984

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$714,110,154	93,055,869	$7.67
Institutional Class, $0.01 Par Value	$289,676,279	37,738,437	$7.68
A Class, $0.01 Par Value	$606,035,385	79,125,752	$7.66*
B Class, $0.01 Par Value	$13,176,553	1,727,423	$7.63
C Class, $0.01 Par Value	$128,076,323	16,759,353	$7.64
R Class, $0.01 Par Value	$49,715,980	6,508,915	$7.64
R6 Class, $0.01 Par Value	$8,420,310	1,097,551	$7.67
*Maximum offering price $8.13 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $556,448)	$20,545,536
Interest	15,294,541
35,840,077

Expenses:
Management fees	18,576,589
Distribution and service fees:
A Class	1,642,681
B Class	145,633
C Class	1,243,913
R Class	239,100
Directors' fees and expenses	13,440
Other expenses	10,560
21,871,916

Net investment income (loss)	13,968,161

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $1,594)	164,031,162
Futures contract transactions	(378,905)
Foreign currency transactions	364,793
164,017,050

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(29,726))	(33,396,020)
Futures contracts	4,384
Translation of assets and liabilities in foreign currencies	81,828
(33,309,808)

Net realized and unrealized gain (loss)	130,707,242

Net Increase (Decrease) in Net Assets Resulting from Operations	$144,675,403

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$13,968,161	$16,557,627
Net realized gain (loss)	164,017,050	156,344,643
Change in net unrealized appreciation (depreciation)	(33,309,808)	70,008,320
Net increase (decrease) in net assets resulting from operations	144,675,403	242,910,590

Distributions to Shareholders
From net investment income:
Investor Class	(6,504,369)	(8,720,638)
Institutional Class	(3,104,968)	(3,654,227)
A Class	(4,597,949)	(6,994,519)
B Class	(21,399)	(79,157)
C Class	(161,522)	(427,361)
R Class	(231,316)	(440,770)
R6 Class	(26,097)	(91)
From net realized gains:
Investor Class	(53,053,362)	(25,260,223)
Institutional Class	(19,935,501)	(9,340,447)
A Class	(52,644,043)	(23,873,135)
B Class	(1,268,287)	(743,680)
C Class	(9,547,590)	(3,959,279)
R Class	(3,598,945)	(1,973,224)
R6 Class	(9,917)	—
Decrease in net assets from distributions	(154,705,265)	(85,466,751)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	23,105,269	(18,524,886)

Net increase (decrease) in net assets	13,075,407	138,918,953

Net Assets
Beginning of period	1,796,135,577	1,657,216,624
End of period	$1,809,210,984	$1,796,135,577

Undistributed (distributions in excess of) net investment income	$(392,125)	$463,932

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.70% to 0.90% for the Institutional Class and 0.55% to 0.75% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2014 was 1.06% for the Investor Class, A Class, B Class, C Class and R Class, 0.86% for the Institutional Class and 0.71% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2014 totaled $1,210,081,383, of which $91,928,711 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 totaled $1,320,421,623, of which $135,194,915 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	430,000,000		430,000,000
Sold	16,322,397	$120,577,160	20,736,582	$150,320,890
Issued in reinvestment of distributions	8,214,792	58,326,402	4,775,577	33,326,825
Redeemed	(19,366,561)	(142,697,284)	(26,274,998)	(189,960,907)
	5,170,628	36,206,278	(762,839)	(6,313,192)
Institutional Class/Shares Authorized	200,000,000		225,000,000
Sold	7,800,770	57,396,293	13,927,116	100,464,482
Issued in reinvestment of distributions	3,239,534	23,024,820	1,860,253	12,987,049
Redeemed	(6,220,485)	(45,985,957)	(16,808,275)	(120,333,300)
	4,819,819	34,435,156	(1,020,906)	(6,881,769)
A Class/Shares Authorized	375,000,000		375,000,000
Sold	14,542,650	106,970,964	20,290,272	147,221,630
Issued in reinvestment of distributions	7,641,151	54,041,339	4,192,568	29,190,402
Redeemed	(30,285,947)	(224,627,291)	(25,089,173)	(182,231,959)
	(8,102,146)	(63,614,988)	(606,333)	(5,819,927)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	8,879	63,120	36,783	266,224
Issued in reinvestment of distributions	178,418	1,254,878	114,656	793,716
Redeemed	(593,243)	(4,355,392)	(709,277)	(5,120,578)
	(405,946)	(3,037,394)	(557,838)	(4,060,638)
C Class/Shares Authorized	75,000,000		75,000,000
Sold	2,621,867	19,274,390	3,449,422	25,128,233
Issued in reinvestment of distributions	1,287,099	9,078,470	574,923	3,986,922
Redeemed	(2,890,321)	(21,235,590)	(2,486,442)	(18,052,093)
	1,018,645	7,117,270	1,537,903	11,063,062
R Class/Shares Authorized	50,000,000		50,000,000
Sold	1,703,646	12,525,606	2,548,842	18,341,050
Issued in reinvestment of distributions	538,633	3,795,362	347,085	2,409,598
Redeemed	(1,696,072)	(12,502,364)	(3,831,012)	(27,385,029)
	546,207	3,818,604	(935,085)	(6,634,381)
R6 Class/Shares Authorized	10,000,000		50,000,000
Sold	1,144,763	8,656,694	17,290	129,245
Issued in reinvestment of distributions	4,870	36,014	12	91
Redeemed	(68,422)	(512,365)	(962)	(7,377)
	1,081,211	8,180,343	16,340	121,959
Net increase (decrease)	4,128,418	$23,105,269	(2,328,758)	$(18,524,886)

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$949,082,673	$232,449,826	—
U.S. Treasury Securities	—	168,994,562	—
Corporate Bonds	—	151,296,424	—
U.S. Government Agency Mortgage-Backed Securities	—	90,223,654	—
Sovereign Governments and Agencies	—	50,195,596	—
Commercial Paper	—	39,690,668	—
Municipal Securities	—	37,276,179	—
Collateralized Mortgage Obligations	—	19,165,846	—
Commercial Mortgage-Backed Securities	—	17,045,560	—
Asset-Backed Securities	—	11,005,692	—
Exchange-Traded Funds	3,413,029	—	—
Preferred Stocks	—	77,676	—
Convertible Preferred Stocks	—	71,812	—
Temporary Cash Investments	5,669,964	—	—
	$958,165,666	$817,493,495	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$224,883	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(87,762)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $28,111,007.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 40 contracts.

Value of Derivative Instruments as of November 30, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$224,883	Unrealized depreciation on forward foreign currency exchange contracts	$87,762

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$582,038	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$188,484
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(378,905)	Change in net unrealized appreciation (depreciation) on futures contracts	4,384
		$203,133		$192,868

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 16, 2014, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 15, 2014 of $0.6001 for the Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class.

On December 23, 2014, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 22, 2014:

Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
$0.0236	$0.0280	$0.0181	$0.0017	$0.0017	$0.0127	$0.0313

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$46,299,454	$20,316,763
Long-term capital gains	$108,405,811	$65,149,988

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,504,760,546
Gross tax appreciation of investments	$297,497,309
Gross tax depreciation of investments	(26,598,694)
Net tax appreciation (depreciation) of investments	270,898,615
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(128,731)
Net tax appreciation (depreciation)	$270,769,884
Other book-to-tax adjustments	$(519,692)
Undistributed ordinary income	$20,060,893
Accumulated long-term gains	$120,893,338

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$7.75	0.07	0.53	0.60	(0.07)	(0.61)	(0.68)	$7.67	8.46%	1.06%	0.92%	69%	$714,110
2013	$7.08	0.08	0.97	1.05	(0.10)	(0.28)	(0.38)	$7.75	15.44%	1.06%	1.13%	74%	$681,335
2012	$6.48	0.10	0.66	0.76	(0.10)	(0.06)	(0.16)	$7.08	11.81%	1.07%	1.48%	78%	$627,729
2011	$6.30	0.10	0.18	0.28	(0.10)	—	(0.10)	$6.48	4.42%	1.07%	1.51%	86%	$586,861
2010	$5.83	0.09	0.47	0.56	(0.09)	—	(0.09)	$6.30	9.65%	1.07%	1.44%	87%	$614,299
Institutional Class
2014	$7.75	0.08	0.54	0.62	(0.08)	(0.61)	(0.69)	$7.68	8.82%	0.86%	1.12%	69%	$289,676
2013	$7.08	0.09	0.97	1.06	(0.11)	(0.28)	(0.39)	$7.75	15.66%	0.86%	1.33%	74%	$255,268
2012	$6.48	0.12	0.65	0.77	(0.11)	(0.06)	(0.17)	$7.08	12.03%	0.87%	1.68%	78%	$240,396
2011	$6.30	0.11	0.18	0.29	(0.11)	—	(0.11)	$6.48	4.63%	0.87%	1.71%	86%	$235,783
2010	$5.83	0.10	0.47	0.57	(0.10)	—	(0.10)	$6.30	9.87%	0.87%	1.64%	87%	$225,389

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$7.74	0.05	0.53	0.58	(0.05)	(0.61)	(0.66)	$7.66	8.22%	1.31%	0.67%	69%	$606,035
2013	$7.07	0.06	0.97	1.03	(0.08)	(0.28)	(0.36)	$7.74	15.19%	1.31%	0.88%	74%	$675,093
2012	$6.47	0.08	0.66	0.74	(0.08)	(0.06)	(0.14)	$7.07	11.57%	1.32%	1.23%	78%	$620,975
2011	$6.29	0.08	0.18	0.26	(0.08)	—	(0.08)	$6.47	4.17%	1.32%	1.26%	86%	$562,309
2010	$5.82	0.07	0.47	0.54	(0.07)	—	(0.07)	$6.29	9.39%	1.32%	1.19%	87%	$573,518
B Class
2014	$7.72	(0.01)	0.54	0.53	(0.01)	(0.61)	(0.62)	$7.63	7.49%	2.06%	(0.08)%	69%	$13,177
2013	$7.06	0.01	0.96	0.97	(0.03)	(0.28)	(0.31)	$7.72	14.26%	2.06%	0.13%	74%	$16,478
2012	$6.47	0.03	0.66	0.69	(0.04)	(0.06)	(0.10)	$7.06	10.75%	2.07%	0.48%	78%	$19,002
2011	$6.29	0.03	0.18	0.21	(0.03)	—	(0.03)	$6.47	3.39%	2.07%	0.51%	86%	$21,518
2010	$5.82	0.03	0.47	0.50	(0.03)	—	(0.03)	$6.29	8.56%	2.07%	0.44%	87%	$25,713
C Class
2014	$7.74	(0.01)	0.53	0.52	(0.01)	(0.61)	(0.62)	$7.64	7.33%	2.06%	(0.08)%	69%	$128,076
2013	$7.07	0.01	0.97	0.98	(0.03)	(0.28)	(0.31)	$7.74	14.39%	2.06%	0.13%	74%	$121,782
2012	$6.48	0.03	0.66	0.69	(0.04)	(0.06)	(0.10)	$7.07	10.73%	2.07%	0.48%	78%	$100,437
2011	$6.30	0.03	0.18	0.21	(0.03)	—	(0.03)	$6.48	3.38%	2.07%	0.51%	86%	$91,094
2010	$5.83	0.03	0.47	0.50	(0.03)	—	(0.03)	$6.30	8.54%	2.07%	0.44%	87%	$89,474

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$7.72	0.03	0.54	0.57	(0.04)	(0.61)	(0.65)	$7.64	8.02%	1.56%	0.42%	69%	$49,716
2013	$7.06	0.05	0.95	1.00	(0.06)	(0.28)	(0.34)	$7.72	14.78%	1.56%	0.63%	74%	$46,052
2012	$6.46	0.07	0.66	0.73	(0.07)	(0.06)	(0.13)	$7.06	11.36%	1.57%	0.98%	78%	$48,677
2011	$6.28	0.07	0.18	0.25	(0.07)	—	(0.07)	$6.46	3.91%	1.57%	1.01%	86%	$39,971
2010	$5.82	0.06	0.46	0.52	(0.06)	—	(0.06)	$6.28	8.94%	1.57%	0.94%	87%	$33,741
R6 Class
2014	$7.75	0.08	0.55	0.63	(0.10)	(0.61)	(0.71)	$7.67	8.84%	0.71%	1.27%	69%	$8,420
2013(3)	$7.41	0.03	0.34	0.37	(0.03)	—	(0.03)	$7.75	4.97%	0.71%(4)	1.17%(4)	74%(5)	$127

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For corporate taxpayers, the fund hereby designates $12,753,425, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $33,203,463 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2014.

The fund hereby designates $118,391,795, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2014.

The fund utilized earnings and profits of $12,586,700 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84136 1501

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $100,003
FY 2014:    $104,743

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $101,621
FY 2014:    $91,808

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 28, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 28, 2015